                                              Registration Statement No. 2-88637


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                         POST-EFFECTIVE AMENDMENT NO. 20

                                       TO

                                    FORM S-6


                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                     OF SECURITIES OF UNIT INVESTMENT TRUSTS
                            REGISTERED ON FORM N-8B-2


A.  Exact Name of Trust:  THE TRAVELERS FUND UL FOR VARIABLE LIFE INSURANCE


B.  Name of Depositor:  THE TRAVELERS INSURANCE COMPANY


C.  Complete Address of Depositor's Principal Executive Offices:

              One Tower Square,
              Hartford, Connecticut  06183

D.  Name and Complete Address of Agent for Service:

               Ernest J. Wright, Secretary
               The Travelers Insurance Company
               One Tower Square
               Hartford, Connecticut  06183

It is proposed that this filing will become effective (check appropriate box):

______   immediately upon filing pursuant to paragraph (b)
__X___   on May 1, 1999 pursuant to paragraph (b)
______   60 days after filing pursuant to paragraph (a)(1)
______   on __________ pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

______ this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

______ Check the box if it is proposed that this filing will become effective on ____ at ___ pursuant to Rule 487. ______

                         RECONCILIATION AND TIE BETWEEN
                         FORM N-8B-2 AND THE PROSPECTUS

Item No. of
Form N-8B-2           CAPTION IN PROSPECTUS
-----------           ---------------------
        1             Cover page
        2             Cover page
        3             Not applicable
        4             The Insurance Company; Distribution
        5             The Travelers Fund UL for Variable Life Insurance
        6             The Travelers Fund UL for Variable Life Insurance
        7             Not applicable
        8             Not applicable
        9             Legal Proceedings and Opinion
        10            Prospectus Summary; The Insurance Company; The Travelers
                      Fund UL for Variable Life Insurance, The Investment
                      Options; The Policy; Transfers of Cash Value; Cash Value
                      and Cash Surrender Value; Voting Rights; Disregard of
                      Voting Rights; Dividends; Lapse and Reinstatement
        11            Prospectus Summary; The Investment Options
        12            Prospectus Summary; The Investment Options
        13            Charges and Deductions; Distribution of the Policies
        14            The Policy
        15            Prospectus Summary; Allocation of Premium Payments
        16            The Investment Options; Allocation of Premium Payments
        17            Prospectus Summary; Right to Cancel Period; Cash Value
                      and Cash Surrender Value; Policy Loans; Exchange Rights
        18            The Investment Options; Charges and Deductions; Federal
                      Tax Considerations; Dividends
        19            Statements to Policy Owners
        20            Not applicable
        21            Policy Loans
        22            Not applicable
        23            Not applicable
        24            Not applicable
        25            The Insurance Company
        26            Not applicable
        27            The Insurance Company
        28            The Insurance Company; Management
        29            The Insurance Company
        30            Not applicable
        31            Not applicable
        32            Not applicable
        33            Not applicable
        34            Not applicable
        35            The Insurance Company; Distribution of the Policies
        36            Not applicable
        37            Not applicable
        38            Distribution of the Policy
        39            The Insurance Company; Distribution of the Policies
        40            Not applicable
        41            The Insurance Company; Distribution of the Policies
        42            Not applicable
        43            Not applicable

Item No. of
Form N-8B-2           CAPTION IN PROSPECTUS
-----------           ---------------------
        44            Allocation of Premium Payments; Accumulation Unit Values
        45            Not applicable
        46            Cash Value and Cash Surrender Value
        47            The Investment Options
        48            Not applicable
        49            Not applicable
        50            Not applicable
        51            Prospectus Summary; The Insurance Company; The Policy;
                      Death Benefits and Lapse and Reinstatement
        52            The Investment Options; Substitution
        53            Federal Tax Considerations
        54            Not applicable
        55            Not applicable
        56            Not applicable
        57            Not applicable
        58            Not applicable
        59            Financial Statements

                          THE TRAVELERS MARKETLIFE(SM)

             INDIVIDUAL VARIABLE UNIVERSAL LIFE INSURANCE POLICIES


FUND UL
CAPITAL APPRECIATION FUND
MANAGED ASSETS TRUST                                PROSPECTUSES
MONEY MARKET PORTFOLIO
TRAVELERS SERIES TRUST                              MAY 1, 1999


The Travelers Insurance Company, One Tower Square, Hartford, Connecticut 06183 X
                           Telephone: (800) 334-4298

                                   PROSPECTUS


This Prospectus describes The Travelers MarketLife(sm), an individual variable universal (flexible premium) life insurance Policy (the "Policy") offered by The Travelers Insurance Company (the "Company"). A Policy Owner may choose the amount of life insurance coverage desired with a minimum Stated Amount of $50,000. The premium payment may be allocated by the Policy Owner to one or more of the variable funding options (the "Investment Options").



During the Policy's Right to Cancel Period, the Applicant may return the Policy to the Company for a refund. The Right to Cancel Period expires on the latest of ten days after you receive the Policy, ten days after we mail or deliver to you a written Notice of Right to Cancel, or 45 days after the Applicant signs the application for insurance (or later if state laws requires).



There is no guaranteed minimum Cash Value for a Policy. The Cash Value of the Policy will vary to reflect the investment performance of the Investment Options to which you have directed your premium payments you bear the investment risk under this policy. The Cash Value is reduced by the various fees and charges assessed under the Policy, as described in this Prospectus. The Policy will remain in effect for as long as the Cash Surrender Value can pay the monthly Policy charges (subject to the Late Period provision) or for a longer period as may be provided under the Lapse Protection Guarantee Rider.



We offer two death benefits under the Policy -- the "Level Option" and the "Variable Option." Under either option, the death benefit will never be less than the Amount Insured (less any outstanding Policy loans or Monthly Deduction Amounts due and unpaid). You choose one at the time you apply for the Policy, however you may change the death benefit option, subject to certain conditions.



This Policy may be or become a modified endowment Policy under federal tax law. If so, any partial withdrawal, Policy surrender or loan may result in adverse tax consequences or penalties.



REPLACING EXISTING INSURANCE WITH THIS POLICY MAY NOT BE TO YOUR ADVANTAGE.



EACH OF THE INVESTMENT OPTION PROSPECTUSES ARE INCLUDED WITH THE PACKAGE CONTAINING THIS PROSPECTUS. ALL PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.



NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS COMPLETE OR TRUTHFUL. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



VARIABLE LIFE INSURANCE POLICIES ARE NOT DEPOSITS OF ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER GOVERNMENT AGENCY.



                  THE DATE OF THIS PROSPECTUS IS MAY 1, 1999.

                               TABLE OF CONTENTS



Glossary of Special Terms..............    3
Prospectus Summary.....................    5
General Description....................    9
How the Policy Works...................    9
  Beneficiary..........................    9
  Applying Premium Payments............    9
The Investment Options.................   10
Policy Benefits and Rights.............   13
  Transfers of Cash Value..............   13
  Telephone Transfers..................   13
  Automated Transfers..................   13
     Dollar-Cost Averaging.............   13
     Portfolio Rebalancing.............   14
  Lapse and Reinstatement..............   14
  Lapse Protection Guarantee Rider.....   14
  Exchange Rights......................   14
  Right to Cancel......................   15
Access to Cash Values..................   15
  Policy Loans.........................   15
  Cash Value and Cash Surrender
     Value.............................   16
Death Benefit..........................   16
     Payment of Proceeds...............   18
     Payment Options...................   18
Maturity Benefits......................   19
     Maturity Extension Rider..........   19
Charges and Deductions.................   19
  Charges Against Premium..............   19
     Front-End Sales Charge............   19
     State Premium Tax Charge..........   20
  Monthly Deduction Amount.............   20
     Cost of Insurance Charge..........   20
     Policy Administrative Expense
       Charge..........................   20
     Charges for Supplemental Benefit
       Provisions......................   20
  Charges Against the Separate
     Account...........................   20
     Mortality and Expense Risk
       Charge..........................   20
     Administrative Expense Charge.....   21
  Underlying Fund Fees.................   21
  Surrender Charges....................   21
     Percent of Premium Charge.........   21
     Per Thousand of Stated Amount
       Charge..........................   21
  Transfer Charge......................   22
  Reduction or Elimination of
     Charges...........................   22
The Separate Account and Valuation.....   22
  The Travelers Fund UL for Variable
     Life Insurance (Fund UL ).........   22
  How the Cash Value Varies............   23
  Accumulation Unit Value..............   23
  Net Investment Factor................   23
Changes to the Policy..................   23
  General..............................   23
  Changes in Stated Amount.............   24
  Changes in Death Benefit Option......   24
Additional Policy Provisions...........   24
  Assignment...........................   24
  Limit on Right to Contest and Suicide
     Exclusion.........................   25
  Misstatement as to Sex and Age.......   25
  Voting Rights........................   25
  Disregard of Voting Instructions.....   25
  For Policies Sold Prior to May 1,
     1998..............................   25
  Policies Sold Prior to July 12,
     1995..............................   26
Other Matters..........................   26
  Statements to Policy Owners..........   26
  Suspension of Valuation..............   27
  Dividends............................   27
  Mixed and Shared Funding.............   27
  Distribution.........................   27
  Legal Proceedings and Opinion........   27
  Independent Accountants..............   28
Federal Tax Considerations.............   28
  General..............................   28
  Tax Status of the Policy.............   28
     Definition of Life Insurance......   28
     Diversification...................   28
     Investor Control..................   29
  Tax Treatment of Policy Benefits.....   29
     In General........................   29
     Modified Endowment Contracts......   30
     Exchanges.........................   30
     Aggregation of Modified Endowment
       Contracts.......................   31
     Policies which are not Modified
       Endowment Contracts.............   31
     Treatment of Loan Interest........   31
     The Company's Income Taxes........   31
The Company............................   31
  IMSA.................................   32
  Year 2000 Compliance.................   32
Management.............................   33
  Directors of The Travelers Insurance
     Company...........................   33
  Senior Officers of The Travelers
     Insurance Company.................   34
Example of Policy Charges..............   34
Performance Information................   34
Illustrations..........................   38
Appendix
A -- Annual Minimum Premiums...........   51
B -- Surrender Charges.................   52
C -- Current Monthly Administrative
  Charge...............................   53
C(1) -- Guaranteed Monthly
  Administrative Charge................   55
Financial Statements -- Fund UL
Financial Statements -- The Travelers
  Insurance Company

                           GLOSSARY OF SPECIAL TERMS
--------------------------------------------------------------------------------

The following terms are used throughout the Prospectus, and have the indicated meanings:

ACCUMULATION UNIT -- a standard of measurement used to calculate the values allocated to the Investment Options.

ANNUAL MINIMUM PREMIUM -- the Policy Owner must pay a first premium greater than or equal to one-quarter of this amount for the Policy to be issued. (Please refer to Appendix A.)

BENEFICIARY(IES) -- the person(s) named to receive the benefits of this Policy at the Insured's death.

CASH SURRENDER VALUE -- the Cash Value less any outstanding Policy loan and surrender charges.

CASH VALUE -- the current value of Accumulation Units credited to each of the Investment Options available under the Policy, plus the value of the Loan Account.

COMPANY'S HOME OFFICE -- the principal executive offices of The Travelers Insurance Company located at One Tower Square, Hartford, Connecticut 06183.

DEDUCTION DATE -- the day in each Policy Month on which the Monthly Deduction Amount is deducted from the Policy's Cash Value.

INSURED -- the person on whose life the Policy is issued.

INVESTMENT OPTIONS -- the segments of the Separate Account or Portfolio to which you may allocate premiums or Cash Value under Fund UL.

ISSUE DATE -- the date on which the Policy is issued by the Company for delivery to the Policy Owner.

LAPSE PROTECTION GUARANTEE RIDER -- a rider which provides that the Policy will not lapse during the first three Policy Years if a required amount of premium is paid. (Not available in all states.)


LOAN ACCOUNT -- an account in the Company's general account to which we transfer the amount of any Policy loan, and to which we credit and charge a fixed rate of interest.


MATURITY DATE -- The anniversary of the Policy Date on which the Insured is age 95.

MINIMUM AMOUNT INSURED -- the amount of Death Benefit required to qualify this Policy as life insurance under federal tax law.

MONTHLY DEDUCTION AMOUNT -- the amount of charges deducted from the Policy's Cash Value which includes cost of insurance charges, administrative charges, and any charges for supplemental benefits.

MONTHLY PREMIUM THRESHOLD -- an amount shown on the Policy Summary page, the cumulative amount of which must be paid during the first three Policy Years in order for the Lapse Protection Guarantee to be in effect.

NET AMOUNT AT RISK -- an amount equal to the Death Benefit minus the Cash Value.

NET PREMIUM -- the amount of each premium payment applied to purchase Accumulation Units under the Policy, less the deduction of front-end sales charges and premium tax charges.

PLANNED PREMIUM -- the amount of premium which the Policy Owner chooses to pay to the Company on a scheduled basis, and for which the Company will bill the Policy Owner, either annually, semiannually or through automatic monthly checking account deductions.

POLICY DATE -- the date on which the Policy, benefits and provisions of the Policy become effective.

POLICY MONTH -- monthly periods computed from the Policy Date.

POLICY OWNER (YOU, YOUR OR OWNER) -- the person having rights to benefits under the Policy during the lifetime of the Insured; the Policy Owner may or may not be the Insured.

POLICY YEARS -- annual periods computed from the Policy Date.

SEPARATE ACCOUNT -- assets set aside by The Travelers Insurance Company, the investment experience of which is kept separate from that of other assets of The Travelers Insurance Company; for example, The Travelers Fund UL for Variable Life Insurance.

STATED AMOUNT -- the amount originally selected by the Policy Owner used to determine the Death Benefit, or as may be increased or decreased as described in this Prospectus.

VALUATION DATE -- a day on which the Separate Account is valued. A Valuation Date is any day on which the New York Stock Exchange is open for trading. The value of Accumulation Units will be determined as of the close of trading on the New York Stock Exchange.

VALUATION PERIOD -- the period between the close of business on successive Valuation Dates.

                               PROSPECTUS SUMMARY
--------------------------------------------------------------------------------

WHAT IS VARIABLE UNIVERSAL LIFE INSURANCE?


The Flexible Premium Variable Universal Life Insurance Policy is designed to provide insurance protection on the life of the Insured and to build Cash Value. Like other life insurance, it provides an income-tax free death benefit that is payable to the Beneficiary upon the Insured's death. Unlike traditional, fixed-premium life insurance, the Policy allows you, as the owner, to allocate your premium, or transfer Cash Value to various Investment Options. These Investment Options include equity, bond, money market and other types of portfolios. Your Cash Value may increase or decrease daily, depending on investment return. There is no minimum amount guaranteed as it would be in a traditional life insurance policy.



INVESTMENT OPTIONS: You have the ability to choose from a wide variety of well-known Investment Options. These professionally managed stock, bond and money market funding options cover a broad spectrum of investment objectives and risk tolerance. Currently, the following Investment Options (subject to state availability) are available under Fund UL:



Capital Appreciation Fund                       TEMPLETON VARIABLE PRODUCTS SERIES FUND:
Dreyfus Stock Index Fund                        Templeton Asset Allocation Fund (Class 1)
Managed Assets Trust                            Templeton Bond Fund (Class 1)
Money Market Portfolio                          Templeton Stock Fund (Class 1)
BT INSURANCE FUNDS TRUST:                       TRAVELERS SERIES FUND, INC.:
  EAFE Equity Index Fund                        AIM Capital Appreciation Portfolio
  Small Cap Index Fund                          Alliance Growth Portfolio
                                                MFS Total Return Portfolio
FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND:    Putnam Diversified Income Portfolio
  VIP Equity Income Portfolio                   Smith Barney High Income Portfolio
  VIP Growth Portfolio                          Smith Barney Large Cap Value Portfolio
  VIP High Income Portfolio
                                                TRAVELERS SERIES TRUST:
FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND     U.S. Government Securities Portfolio
II:                                             Utilities Portfolio
  VIP II Asset Manager Portfolio                Zero Coupon Bond Portfolio 2000
                                                Zero Coupon Bond Portfolio 2005
GREENWICH STREET SERIES FUND:
  Equity Index Portfolio
  Total Return Portfolio



Additional Portfolios may be added from time to time. For more information see "The Investment Options." Refer to each Fund's prospectus for a complete description of the investment objectives, restrictions and other material information.


PREMIUMS: When applying for your Policy, you state how much you intend to pay, and whether you will pay annually, semiannually or monthly via checking account deductions. You may also make unscheduled premium payments in any amount. No premium payments will be accepted if receipt of such premiums would disqualify the Policy as life insurance under applicable federal tax laws.

You indicate on your application what percentage of each Net Premium you would like allocated to the Investment Options. You may change your allocations by writing to the Company or by calling 1-800-334-4298.


During the underwriting period, any premium paid will be held in a non-interest bearing account. After the Policy Date and until the applicants' right to cancel has expired, your Net Premium will be invested in the Money Market Portfolio. After that, the cash value will be distributed to each Investment Option in the percentages indicated on your application.

RIGHT TO EXAMINE POLICY: You may return your Policy for any reason and receive a full refund of your premium by mailing us the Policy and a written request for cancellation within a specified period.



DEATH BENEFITS: At time of application, you select a death benefit option. Under certain conditions you may be able to change the death benefit option at a later date. The options available are:



     - LEVEL OPTION (OPTION 1): the death benefit will be equal to the greater of the Stated Amount or the Minimum Amount Insured.



     - VARIABLE OPTION (OPTION 2): the death benefit will be equal to the greater of the Stated Amount plus the Cash Value or the Minimum Amount Insured.


POLICY VALUES: As with other types of insurance policies, MarketLife will accumulate a Cash Value. The Cash Value of the Policy will increase or decrease to reflect the investment experience of the Investment Options. Monthly charges and any partial surrenders taken will also decrease the Cash Value. There is no minimum guaranteed Cash Value.


     - ACCESS TO POLICY VALUES: You may borrow against your Policy's Cash Surrender Value. The maximum loan amount allowable is 100% of the Cash Surrender Value, subject to state approval. After year 13, the Company offers zero net cost loans. (For Policies issued after July 12, 1995 and before May 1, 1998, the maximum loan allowed is 90% of the Cash Surrender Value. For Policies issued prior to July 12, 1995, the maximum loan allowed is 80% of the Cash Surrender Value.) (See "Policy Loans" for loan impact on coverage and policy values.)



You may cancel all or a portion of your Policy while the Insured is living and receive all or a portion of the Cash Surrender Value. Depending on the amount of time the Policy has been in force, there may be a charge for the partial or full surrender.



TRANSFERS OF POLICY VALUES: You may transfer all or a portion of your Cash Value among the Investment Options. You may do this by writing to the Company or calling 1-800-334-4298.



You can use automated transfers to take advantage of dollar cost averaging -- investing a fixed amount at regular intervals. For example, you might have a set amount transferred from a relatively conservative Investment Option to a more aggressive one, or to several others.



LAPSE PROTECTION GUARANTEE RIDER: This Rider allows for your Policy to remain in effect for the first three Policy Years. You are required to pay at least the cumulative applicable Monthly Premium Threshold displayed on your Policy's Contract Summary page. Any loans or partial surrenders are deducted from premium paid to determine if the Lapse Protection Guarantee is in effect.



LATE PERIOD: If the Cash Surrender Value of your Policy becomes less than the amount needed to pay the Monthly Deduction Amount, and the Lapse Protection Guarantee Rider is not in effect, you will have 61 days to pay a premium that is sufficient to cover the Monthly Deduction Amount. If the premium is not paid, your Policy will lapse.



EXCHANGE RIGHTS: During the first two Policy Years, you can exchange this Policy for one that provides benefits that do not vary with the investment return of the Investment Options.



TAX CONSEQUENCES: Currently, the federal tax law excludes all Death Benefit payments from the gross income of the Beneficiary. At any point in time, the Policy may become a modified endowment contract ("MEC"). A MEC has an income-first taxation of all loans, pledges, collateral assignments or partial surrenders. A 10% penalty tax may be imposed on such income distributed before the Policy Owner attains age 59 1/2. The Company has established safeguards for monitoring whether a Policy may become a MEC.



CHARGES AND DEDUCTIONS: Your Policy is subject to the following charges, which compensate the Company for administering and distributing the Policy, as well as paying Policy benefits and assuming related risks. These charges are summarized below, and explained in detail under "Charges and Deductions."



POLICY CHARGES:



     - SALES AND PREMIUM EXPENSE CHARGES -- A sales charge and a premium tax charge are applied to each premium based on the size of your Policy.



                                                             TOTAL
       STATED                SALES          PREMIUM         PREMIUM
       AMOUNT                CHARGE           TAX           EXPENSE
       ------                ------         -------         -------
 less than $500,000           2.5%           2.5%            5.0%
$500,000 to $999,999          2.0%           2.5%            4.5%
$1,000,000 and over             0%           2.5%            2.5%



     This charge pays some distribution expenses and state and local premium taxes.



     - MONTHLY DEDUCTION -- deductions taken from the value of your Policy each month to cover cost of insurance charges, the monthly administrative expense charges and charges for optional benefits.



     - FULL SURRENDER CHARGE -- applies if you surrender your Policy for its full Cash Value or the Policy lapses, during the first 10 years and for 10 years after requesting an increase in coverage. The surrender charge consists of a percent of premium charge and a per thousand of face amount charge.



     - PARTIAL SURRENDER CHARGE -- applies if you surrender part of the value of your Policy.



ASSET-BASED CHARGES:



     - MORTALITY AND EXPENSE RISK CHARGE -- applies to the assets of the Investment Options on a daily basis which equals an annual rate of .80% for the first fifteen years and subject to state availability, for policies issued after May 1, 1998 .25% thereafter. (For Policies issued prior to July 12, 1995, the charge is 0.60% for all Policy Years.) (For Policies issued after July 12, 1995, and prior to May 1, 1998, the charge for the first fifteen years is .80% and .45% thereafter).



     - ADMINISTRATIVE EXPENSE CHARGE -- applies to the assets of the Investment Options on a daily basis which equals an annual rate of .10% for the first fifteen years and 0% thereafter. (For Policies issued prior to July 12, 1995, there is no administrative charge.)



     - UNDERLYING FUND FEES -- the separate account purchases shares of the Underlying Funds on a net asset value basis. The shares purchased already reflect the deduction of investment advisory fees and other expenses. The fees are shown in the table below.

       UNDERLYING FUND FEES




                                                          MANAGEMENT         OTHER            TOTAL
                                                             FEE            EXPENSES         EXPENSES
                                                        (AFTER EXPENSE   (AFTER EXPENSE   (AFTER EXPENSE
                      FUND NAME                         REIMBURSEMENT)   REIMBURSEMENT)   REIMBURSEMENT)
Capital Appreciation Fund                                   0.75%            0.10%            0.85%
Dreyfus Stock Index Fund                                    0.25%            0.01%            0.26%
Managed Assets Trust                                        0.50%            0.10%            0.60%
Money Market Portfolio(1)                                   0.32%            0.08%            0.40%
BT INSURANCE FUNDS TRUST:
Bankers Trust EAFE Equity Index Fund(2)                     0.11%            0.54%            0.65%
Bankers Trust Small Cap Index Fund(2)                       0.05%            0.40%            0.45%
FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND:
VIP Equity-Income Portfolio(3)                              0.49%            0.08%            0.57%
VIP Growth Portfolio(3)                                     0.59%            0.07%            0.66%
VIP High Income Portfolio                                   0.58%            0.12%            0.70%
FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND II:
VIP II Asset Manager Portfolio(3)                           0.54%            0.09%            0.63%
GREENWICH STREET SERIES FUND:
Equity Index Portfolio(4)                                   0.21%            0.09%            0.30%
Total Return Portfolio                                      0.75%            0.04%            0.79%
TEMPLETON VARIABLE PRODUCTS SERIES FUND:
Templeton Asset Allocation Fund                             0.60%            0.18%            0.78%
Templeton Bond Fund                                         0.50%            0.23%            0.73%
Templeton Stock Fund                                        0.70%            0.19%            0.89%
TRAVELERS SERIES FUND, INC.:
AIM Capital Appreciation Portfolio(5)                       0.80%            0.05%            0.85%
Alliance Growth Portfolio(5)                                0.80%            0.02%            0.82%
MFS Total Return Portfolio(5)                               0.80%            0.04%            0.84%
Putnam Diversified Income Portfolio(5)                      0.75%            0.12%            0.87%
Smith Barney High Income Portfolio(5)                       0.60%            0.07%            0.67%
Smith Barney Large Cap Value Portfolio(5)                   0.65%            0.03%            0.68%
TRAVELERS SERIES TRUST:
Travelers U.S. Government Securities Portfolio              0.32%            0.13%            0.45%
Utilities Portfolio                                         0.65%            0.15%            0.80%
Zero Coupon Bond Fund Portfolio (Series 2000)(6)            0.10%            0.05%            0.15%
Zero Coupon Bond Fund Portfolio (Series 2005)(6)            0.10%            0.05%            0.15%



(1) Other Expenses have been restated to reflect the current expense reimbursement arrangement with The Travelers Insurance Company. Travelers has agreed to reimburse the Fund for the amount by which its aggregate expenses (including the management fee, but excluding brokerage commissions, interest charges and taxes) exceeds 0.40%. Without such arrangement, Total Expenses would have been 0.65% for the Travelers Money Market Portfolio.



(2) These fees reflect an expense reimbursement arrangement whereby the adviser has agreed to reimburse the funds an amount based on the weighted average between the management fee and other expenses. Without such arrangement, the Management Fee and Other Expenses for the Bankers Trust EAFE Index Portfolio and Small Cap Index Portfolio would have been 0.45% and 1.21%, and 0.35% and 1.23%, respectively.



(3) A portion of the brokerage commissions that certain funds pay was used to reduce fund expenses. In addition, certain funds, or FMR on behalf of certain funds, have entered into arrangements with their custodian whereby credits realized, as a result of uninvested cash balances were used to reduce custodian expenses. Without these reductions, the Total Annual Operating Expenses presented in this table would have been 0.64% for VIP II Asset Manager Portfolio, 0.58% for VIP Equity Income Portfolio, and 0.68% for VIP Growth Portfolio.



(4) Other expenses for the Equity Index Portfolio have been restated to reflect the current expense reimbursement arrangement whereby the adviser has agreed to reimburse the Portfolio for the amount by which expenses exceed 0.30%. Without such arrangement, Total Annual Operating Expenses would have been 0.42%. In addition, the Portfolio Management Fee includes 0.06% for fund administration. Class 2 of this fund has a distribution plan or "Rule 12b-1 plan".



(5) Expenses are as of October 31, 1998 (the Fund's fiscal year end). There were no fees waived or expenses reimbursed for these funds in 1998.



(6) For the year ended December 31, 1998, Travelers reimbursed the Series 2000 Fund and the Series 2005 Fund for $35,705, and $38,063, in expenses, respectively. Because such expenses were reimbursed, the actual expense ratios were 0.15% for each period shown.

                              GENERAL DESCRIPTION

--------------------------------------------------------------------------------


This prospectus describes an individual flexible premium variable universal life insurance Policy offered by The Travelers Insurance Company ("Company"). The policy offers:



     - Flexible premium payments (you select the timing and amount of the premium)



     - A selection of investment options



     - A choice of two death benefit options



     - Loans and partial withdrawal privileges



     - The ability to increase or decrease the Policy's face amount of insurance



     - Additional benefits through the use of optional riders



This Policy is both an insurance product and a security. The Policy is first and foremost a life insurance Policy with death benefits, Cash Values and other features traditionally associated with life insurance. The Policy is a security because the Cash Value and, under certain circumstances, the Amount Insured, and Death Benefit may increase or decrease depending on the investment experience of the Investment Options chosen.



THE APPLICATION. In order to become a policy owner, you must submit an application to the Company. You must provide evidence of insurability. On the application, you will also indicate:



     - the amount of insurance desired (the "stated amount"); minimum of $50,000



     - your choice of the two death benefit options



     - the beneficiary(ies), and whether or not the beneficiary is irrevocable



     - your choice of investment options.



Our underwriting staff will review the application, and, if approved, we will issue the Policy.



                              HOW THE POLICY WORKS

--------------------------------------------------------------------------------


You make premium payments and direct them to one or more of the available investment options. The policy's cash value will increase or decrease depending on the performance of the investment options you select. In the case of death benefit option 2, the death benefit will also vary based on the investment options' performance.



BENEFICIARY



The Applicant names the Beneficiary in the application for the Policy. The Policy Owner may change the Beneficiary (unless irrevocably named) during the Insured's lifetime by sending a written request to the Company. If no Beneficiary is living when the Insured dies, the Death Benefit will be paid to the Policy Owner, if living; otherwise, the Death Benefit will be paid to the Policy Owner's estate.



Your Policy becomes effective once our underwriting staff has approved the application and once the first premium payment has been made. The Policy Date is the date we use to determine all future transactions on the policy, for example, the deduction dates, policy months, policy years. The Policy Date may be before or the same date as the Issue Date (the date the policy was issued). During the underwriting period, any premium paid will be held in a non-interest bearing account. Your policy will stay in effect as long as the policy's cash surrender value can pay the policy's monthly charges.



APPLYING PREMIUM PAYMENTS



We apply the first premium on the later of the Policy Date or the date we receive it at our Home Office. During the Right to Cancel Period, we allocate net premiums to the Money Market

Portfolio. At the end of the Right to Cancel Period, we direct the net premiums to the investment option(s) selected on the application, unless you give us other directions.



The investment options are segments of the separate account. They correspond to underlying funds with the same names. The available investment options are listed below.



We credit your policy with accumulation units of the investment option(s) you have selected. We calculate the number of accumulation units by dividing your net premium payment by each investment option's accumulation unit value computed after we receive your payment.



                             THE INVESTMENT OPTIONS

--------------------------------------------------------------------------------


You may allocate Premium Payments to one or more of the available Investment Options. The Investment Options currently available under the Policy may be added, withdrawn or substituted as permitted by applicable state or federal law. We would notify you before making such a change. Please read carefully the complete risk disclosure in each Portfolio's prospectus before investing. For more detailed information on the investment advisers and their services and fees, please refer to the prospectuses for the Investment Options.



The Investment Options currently available under Fund UL are as follows:



    INVESTMENT OPTION               INVESTMENT OBJECTIVE           INVESTMENT ADVISER/SUBADVISER
    -----------------               --------------------           -----------------------------
Capital Appreciation Fund  Seeks growth of capital through the     Travelers Asset Management
                           use of common stocks. Income is not an  International Corporation
                           objective. The Fund invests             ("TAMIC")
                           principally in common stocks of small   Subadviser: Janus Capital
                           to large companies which are expected   Corp.
                           to experience wide fluctuations in
                           price in both rising and declining
                           markets.
Dreyfus Stock Index Fund   Seeks to provide investment results     Mellon Equity
                           that correspond to the price and yield
                           performance of publicly traded common
                           stocks in the aggregate, as
                           represented by the Standard & Poor's
                           500 Composite Stock Price Index.
Managed Assets Trust       Seeks high total investment return      TAMIC
                           through a fully managed investment      Subadviser: Travelers
                           policy in a portfolio of equity, debt   Investment Management Company
                           and convertible securities.             ("TIMCO")
Money Market Portfolio     Seeks high current income from short-   TAMIC
                           term money market instruments while
                           preserving capital and maintaining a
                           high degree of liquidity.
BT INSURANCE FUNDS TRUST
EAFE Equity Index Fund     Seeks to replicate, before deduction    Bankers Trust Global
                           of expenses, the total return           Investment Management
                           performance of the EAFE index.
Small Cap Index Fund       Seeks to replicate, before deduction    Bankers Trust Global
                           of expenses, the total return           Investment Management
                           performance of the Russell 2000 index.

    INVESTMENT OPTION               INVESTMENT OBJECTIVE           INVESTMENT ADVISER/SUBADVISER
    -----------------               --------------------           -----------------------------
FIDELITY'S VARIABLE INSURANCE
PRODUCTS FUND
VIP Equity-Income          Seeks reasonable income by investing    Fidelity Management &
Portfolio                  primarily in income-producing equity    Research Company ("FMR")
                           securities; in choosing these
                           securities, the portfolio manager will
                           also consider the potential for
                           capital appreciation.
VIP Growth Portfolio       Seeks capital appreciation by purchas-  FMR
                           ing common stocks of well-known,
                           established companies, and small
                           emerging growth companies, although
                           its investments are not restricted to
                           any one type of security. Capital
                           appreciation may also be found in
                           other types of securities, including
                           bonds and preferred stocks.
VIP High Income Portfolio  Seeks to obtain a high level of         FMR
                           current income by investing primarily
                           in high yielding, lower-rated,
                           fixed-income securities, while also
                           considering growth of capital.
FIDELITY'S VARIABLE INSURANCE
  PRODUCTS FUND II
VIP II Asset Manager       Seeks high total return with reduced    FMR
Portfolio                  risk over the long-term by allocating
                           its assets among stocks, bonds and
                           short-term fixed-income instruments.
GREENWICH STREET
  SERIES FUND
Equity Index Portfolio     Seeks to replicate, before deduction    Travelers Investment
                           of expenses, the total return           Management Company
                           performance of the S&P 500 index.
Total Return Portfolio     An equity portfolio that seeks to pro-  SSBC Fund Management Inc.
                           vide total return, consisting of        ("SSBC")
                           long-term capital appreciation and
                           income. The Portfolio will invest
                           primarily in a diversified portfolio
                           of dividend-paying common stocks.
TEMPLETON VARIABLE PRODUCTS
  SERIES FUND
Templeton Asset            Seeks a high level of total return      Templeton Investment Counsel,
Allocation Fund (Class 1)  with reduced risk over the long term    Inc.
                           through a flexible policy of investing
                           in stocks of companies in any nation
                           and debt obligations of companies and
                           governments of any nation.

    INVESTMENT OPTION               INVESTMENT OBJECTIVE           INVESTMENT ADVISER/SUBADVISER
    -----------------               --------------------           -----------------------------
Templeton Bond Fund        Seeks high current income by investing  Templeton Global Bond
(Class 1)                  primarily in debt securities of compa-  Managers
                           nies, governments and government
                           agencies of various nations throughout
                           the world.
Templeton Stock Fund       Seeks capital growth by investing       Templeton Investment Counsel,
(Class 1)                  primarily in common stocks issued by    Inc.
                           companies, large and small, in various
                           nations throughout the world.
TRAVELERS SERIES FUND, INC.
AIM Capital Appreciation   Seeks capital appreciation by           Travelers Investment Adviser
Portfolio                  investing principally in common stock,  ("TIA")
                           with emphasis on medium-sized and       Subadviser: AIM Capital
                           smaller emerging growth companies.      Management Inc.
Alliance Growth Portfolio  Seeks long-term growth of capital by    TIA
                           investing predominantly in equity       Subadviser: Alliance Capital
                           securities of companies with a          Management L.P.
                           favorable outlook for earnings and
                           whose rate of growth is expected to
                           exceed that of the U.S. economy over
                           time. Current income is only an
                           incidental consideration.
MFS Total Return           Seeks to obtain above-average income    TIA
Portfolio                  (compared to a portfolio entirely       Subadviser: MFS
                           invested in equity securities)
                           consistent with the prudent employment
                           of capital. Generally, at least 40% of
                           the Portfolio's assets will be
                           invested in equity securities.
Putnam Diversified Income  Seeks high current income consistent    TIA
Portfolio                  with preservation of capital. The       Subadviser: Putnam Investment
                           Portfolio will allocate its             Management, Inc.
                           investments among the U.S. Government
                           Sector, the High Yield Sector, and the
                           International Sector of the
                           fixed-income securities markets.
Smith Barney High Income   Seeks high current income. Capital      SSBC
Portfolio                  appreciation is a secondary objective.
                           The Portfolio will invest at least 65%
                           of its assets in high-yielding
                           corporate debt obligations and
                           preferred stock.
Smith Barney Large Cap     Seeks current income and long-term      SSBC
Value Portfolio            growth of income and capital by
                           investing primarily, but not
                           exclusively, in common stocks.

    INVESTMENT OPTION               INVESTMENT OBJECTIVE           INVESTMENT ADVISER/SUBADVISER
    -----------------               --------------------           -----------------------------
TRAVELERS SERIES TRUST
U.S. Government            Seeks to select investments from the    TAMIC
Securities Portfolio       point of view of an investor concerned
                           primarily with highest credit quality,
                           current income and total return. The
                           assets of the U.S. Government Securi-
                           ties Portfolio will be invested in
                           direct obligations of the United
                           States, its agencies and
                           instrumentalities.
Utilities Portfolio        Seeks to provide current income by      SSBC
                           investing in equity and debt
                           securities of companies in the utility
                           industries.
Zero Coupon Bond Fund      Seeks to provide as high an investment  TAMIC
Portfolio (Series 2000     return as consistent with the
and Series 2005)           preservation of capital investing in
                           primarily zero coupon securities that
                           pay cash income but are acquired by
                           the Portfolio at substantial discounts
                           from their values at maturity. The
                           Zero Coupon Bond Fund Portfolios may
                           not be appropriate for Policy Owners
                           who do not plan to have their premiums
                           invested in shares of the Portfolios
                           for the long term or until maturity.



                           POLICY BENEFITS AND RIGHTS

--------------------------------------------------------------------------------


TRANSFERS OF CASH VALUE



As long as the Policy remains in effect, you may transfer the Cash Value between Investment Options. We reserve the right to restrict the number of free transfers to four times in any Policy Year and to charge $10 for each additional transfer; however, there is currently no charge for transfers.



We calculate the number of Accumulation Units involved using the Accumulation Unit Values we determine at the end of the business day on which we receive the request.



TELEPHONE TRANSFERS



The Policy Owner may make the request in writing by mailing such request to the Company at its Home Office, or by telephone (if an authorization form is on file) by calling 1-800-334-4298. The Company will take reasonable steps to ensure that telephone transfer requests are genuine. These steps may include seeking proper authorization and identification prior to processing telephone requests. Additionally, the Company will confirm telephone transfers. Any failure to take such measures may result in the Company's liability for any losses due to fraudulent telephone transfer requests.



AUTOMATED TRANSFERS



DOLLAR-COST AVERAGING


You may establish automated transfers of Policy Values on a monthly or quarterly basis from any Investment Option(s) to any other Investment Option(s) through written request or other method acceptable to the Company. You must have a minimum total Policy Value of $1,000 to enroll in the Dollar-Cost Averaging program. The minimum total automated transfer amount is $100.

You may start or stop participation in the Dollar-Cost Averaging program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. Automated transfers are subject to all of the other provisions and terms of the Policy. The Company reserves the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service.



Before transferring any part of the Policy Value, Policy Owners should consider the risks involved in switching between investments available under this Policy. Dollar cost averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.



PORTFOLIO REBALANCING


You may elect to have the Company periodically reallocate values in your policy to match your original (or your latest) funding option allocation request.



LAPSE AND REINSTATEMENT



Except as provided below under "Lapse Protection Guarantee," the Policy will remain in effect until the Cash Surrender Value of the Policy can no longer cover the Monthly Deduction Amount or loan interest due but not paid. If this happens, we will notify you in writing that if the amount shown in the notice is not paid within 61 days (the "Late Period"), the Policy may lapse. The amount shown will be enough to pay the deduction amount due. The Policy will continue through the Late Period, but if no payment is received by us, it will terminate at the end of the Late Period. If the person Insured under the Policy dies during the Late Period, the Death Benefit payable will be reduced by the Monthly Deduction Amount due plus the amount of any outstanding loan. (See "Death Benefit," below.)



If the Policy lapses, you may reinstate the Policy by paying the reinstatement premium (and any applicable charges) shown in the Policy. You may request reinstatement within three years of lapse (unless a different period is required under applicable state law). Upon reinstatement, the Policy's Cash Value will equal the Net Premium. In addition, the Company reserves the right to require satisfactory evidence of insurability.



LAPSE PROTECTION GUARANTEE RIDER



You may add a Lapse Protection Guarantee Rider to the Policy (as long as the Insured is not a substandard risk). The Lapse Protection Guarantee Rider benefit provides that if during the first three Policy Years (the "Guarantee Period") the total premiums paid under the Policy, less any Loan Account Value or partial surrenders, equal or exceed the cumulative applicable Monthly Premium Threshold shown on the Policy Summary Page of the Policy, a Lapse Protection Guarantee will be in effect. (This rider is not available in all jurisdictions.) This rider provides that the Policy will not lapse during the next Policy Month even if the Cash Surrender Value is insufficient to pay the Monthly Deduction Amount due, provided the next Policy Month is within the Guarantee Period. The Premium Threshold will change if the Policy Owner makes a change in the Stated Amount or adds or eliminates supplemental benefit riders under the Policy. In such event, the Company will send the Policy Owner notice of the new applicable Premium Threshold which must be met until the expiration of the Guarantee Period in order for the guarantee to remain in effect.



EXCHANGE RIGHTS



Once the Policy is in effect, it may be exchanged during the first 24 months for a general account life insurance policy issued by the Company (or an affiliated company) on the life of the Insured. Benefits under the new life insurance policy will be as described in that policy. No evidence of insurability will be required. You have the right to select the same Death Benefit or Net Amount At Risk as the former Policy at the time of exchange. Cost of insurance rates will be based on the same risk classification as those of the former Policy. Any outstanding Policy loan must be repaid before we will make an exchange. In addition, there may be an adjustment for the difference in Cash Value between the two Policies.


RIGHT TO CANCEL


An Applicant may cancel the Policy by returning it via mail or personal delivery to the Company or to the agent who sold the Policy. The Policy must be returned by the latest of:



     (1) 10 days after delivery of the Policy to you



     (2) 45 days of completion of the Policy application



     (3)10 days after the Notice of Right to Cancel has been mailed or delivered to the Applicant whichever is latest, or



     (4) later if required by state law.



We will refund the greater of all premium payments or the sum of:



     (1) the difference between the premium paid, including any fees or charges, and the amounts allocated to the Investment Option(s),



     (2) the value of the amounts allocated to the Investment Option(s) on the date on which the Company receives the returned Policy, and



     (3) any fees and other charges imposed on amounts allocated to the Investment Option(s).



We will make the refund within seven days after we receive your returned policy.



                             ACCESS TO CASH VALUES

--------------------------------------------------------------------------------


POLICY LOANS



A Policy Owner may obtain a cash loan from the Company secured by the Policy not to exceed 90% of the Policy's Cash Value (determined on the day on which the Company receives the written loan request), less any surrender penalties (which include a percent of premium charge and per thousand of Stated Amount charge). For Policy loans taken after January 1, 2001, subject to state availability, it is anticipated the maximum loan amount will be increased to 100% from 90%. Subject to state law, no loan requests may be made for amounts of less than $100.



If there is a loan outstanding at the time a subsequent loan request is made, the amount of the outstanding loan will be added to the new loan request. The Company will charge interest on the outstanding amounts of the loan, which interest must be paid in advance by the Policy Owner. For Policies issued after July 12, 1995, during the first thirteen Policy Years, the full Loan Account Value will be charged an annual interest rate of 7.4%; thereafter 3.85% will be charged. For Policies issued prior to July 12, 1995 (or where state approval has not been received), refer to "Policies Sold Prior to July 12, 1995," if applicable.



The amount of the loan will be transferred as of the date the loan is made on a pro rata basis from each of the Investment Options attributable to the Policy (unless the Policy Owner states otherwise) to another account (the "Loan Account"). Amounts in the Loan Account will be credited by the Company with a fixed annual rate of return of 4% (6% in New York and Massachusetts) and will not be affected by the investment performance of the Investment Options. When loan repayments are made, the amount of the repayment will be deducted from the Loan Account and will be reallocated based upon premium allocation percentages among the Investment Options applicable to the Policy (unless the Policy Owner states otherwise). The Company will make the loan to the Policy Owner within seven days after receipt of the written loan request.



An outstanding loan amount decreases the Cash Surrender Value. If a maximum loan is taken or a loan is not repaid, it permanently decreases the Cash Surrender Value, which could cause the Policy to lapse (see "Lapse and Reinstatement"). For example, if a Policy has a Cash Surrender

Value of $10,000, the Policy Owner may take a loan of 90% or $9,000, leaving a new Cash Surrender Value of $1,000. In addition, the Death Benefit actually payable would be decreased because of the outstanding loan. Furthermore, even if the loan is repaid, the Death Benefit and Cash Surrender Value may be permanently affected since the Policy Owner was not credited with the investment experience of an Investment Option on the amount in the Loan Account while the loan was outstanding. All or any part of a loan secured by a Policy may be repaid while the Policy is still in effect.



CASH VALUE AND CASH SURRENDER VALUE



The Cash Value of a Policy changes on a daily basis and will be computed on each Valuation Date. The Cash Value will vary to reflect the investment experience of the Investment Options, as well as any partial Cash Surrenders, Monthly Deduction Amount, daily Separate Account charges, and any additional premium payments. There is no minimum guaranteed Cash Value.



The Cash Value of a particular Policy is related to the net asset value of the Investment Options to which premium payments on the Policy have been allocated. The Cash Value on any Valuation Date is calculated by multiplying the number of Accumulation Units credited to the Policy in each Investment Options as of the Valuation Date by the current Accumulation Unit Value of that Investment Option, then adding the collective result for each of the Investment Options credited to the Policy, and finally adding the value (if any) of the Loan Account. A Policy Owner may withdraw Cash Value from the Policy, or transfer Cash Value among the Investment Options, on any day that the Company is open for business.



As long as the Policy is in effect, a Policy Owner may elect, without the consent of the Beneficiary (provided the designation of Beneficiary is not irrevocable), to surrender the Policy and receive its "Cash Surrender Value"; i.e., the Cash Value of the Policy determined as of the day the Company receives the Policy Owner's written request, less any outstanding Policy loan, and less any applicable Surrender Charges. For full surrenders, the Company will pay the Cash Surrender Value of the Policy within seven days following its receipt of the written request, or on the date requested by the Policy Owner, whichever is later. The Policy will terminate on the Deduction Date next following the Company's receipt of the written request, or on the Deduction Date next following the date on which the Policy Owner requests the surrender to become effective, whichever is later.



In the case of partial surrenders, the Cash Surrender Value will be equal to the net amount requested to be surrendered minus any applicable Surrender Charges. The deduction from Cash Value for a partial surrender will be made on a pro rata basis against the Cash Value of each of the Investment Options attributable to the Policy (unless the Policy Owner states otherwise in writing).



In addition to reducing the Cash Value of the Policy, partial cash surrenders will reduce the Death Benefit payable under the Policy. Under Option 1, the Stated Amount of the Policy will be reduced by the amount of the partial cash surrender. Under Option 2, the Cash Value, which is part of the Death Benefit, will be reduced by the amount of the partial cash surrender. The Company may require return of the Policy to record such reduction.



                                 DEATH BENEFIT

--------------------------------------------------------------------------------


The Death Benefit under the Policy is the amount paid to the Beneficiary upon the Insured's death. The Death Benefit will be reduced by any outstanding charges, fees and Policy loans. All or part of the Death Benefit may be paid in cash or applied to one or more of the payment options described in the following pages.



You may elect one of two Death Benefit options. As long as the Policy remains in effect, the Company guarantees that the Death Benefit under either option will be at least the current Stated

Amount of the Policy less any outstanding Policy loan and unpaid Deduction Amount due. The Death Benefit under either option may vary with the Cash Value of the Policy. Under Option 1 (the "Level Option"), the Death Benefit will be equal to the Stated Amount of the Policy or, if greater, a specified multiple of Cash Value (the "Minimum Amount Insured"). Under Option 2 (the "Variable Option"), the Death Benefit will be equal to the Stated Amount of the Policy plus the Cash Value (determined as of the date of the Insured's death) or, if greater, the Minimum Amount Insured.



The Minimum Amount Insured is the amount required to qualify the Policy as a life insurance Policy under the current federal tax law. Under that law, the Minimum Amount Insured equals a stated percentage of the Policy's Cash Value determined as of the first day of each Policy Month. The percentages differ according to the attained age of the Insured. The Minimum Amount Insured is set forth in the Policy and may change as federal income tax laws or regulations change. The following is a schedule of the applicable percentages. For attained ages not shown, the applicable percentages will decrease evenly:



ATTAINED AGE                   PERCENTAGE
------------                   ----------
  0-40                            250
   45                             215
   50                             185
   55                             150
   60                             130
   65                             120
   70                             115
   75                             105
   95+                            100



Federal tax law imposes another cash funding limitation on cash value life insurance Policies that may increase the Minimum Amount Insured shown above. This limitation known as the "guideline premium limitation," generally applies during the early years of variable universal life insurance Policies.



The following examples demonstrate the relationship between the Death Benefit, the Cash Surrender Value and the Minimum Amount Insured under Options 1 and 2 of the Policy. The examples assume an Insured of age 40, a Minimum Amount Insured of 250% of Cash Value (assuming the preceding table is controlling as to Minimum Amount Insured), and no outstanding Policy loan.



OPTION 1 -- "LEVEL" DEATH BENEFIT



STATED AMOUNT: $50,000



In the following examples of an Option 1 "Level" Death Benefit, the Death Benefit under the Policy is generally equal to the Stated Amount of $50,000. Since the Policy is designed to qualify as a life insurance Policy, the Death Benefit cannot be less than the Minimum Amount Insured (or, in this example, 250% of the Cash Value).



EXAMPLE ONE. If the Cash Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). Since the Death Benefit in the Policy is the greater of the Stated Amount ($50,000) or the Minimum Amount Insured ($25,000), the Death Benefit would be $50,000.



EXAMPLE TWO. If the Cash Value of the Policy equals $40,000, the Minimum Amount Insured would be $100,000 ($40,000 x 250%). The resulting Death Benefit would be $100,000 since the Death Benefit is the greater of the Stated Amount ($50,000) or the Minimum Amount Insured ($100,000).

OPTION 2 -- "VARIABLE" DEATH BENEFIT



STATED AMOUNT: $50,000



In the following examples of an Option 2 "Variable" Death Benefit, the Death Benefit varies with the investment experience of the applicable Investment Options and will generally be equal to the Stated Amount plus the Cash Value of the Policy (determined on the date of the Insured's death). The Death Benefit cannot, however, be less than the Minimum Amount Insured (or, in this example, 250% of the Cash Value).



EXAMPLE ONE. If the Cash Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). The Death Benefit ($60,000) would be equal to the Stated Amount ($50,000) plus the Cash Value ($10,000), unless the Minimum Amount Insured ($25,000) was greater.



EXAMPLE TWO. If the Cash Value of the Policy equals $60,000, then the Minimum Amount Insured would be $150,000 ($60,000 x 250%). The resulting Death Benefit would be $150,000 because the Minimum Amount Insured ($150,000) is greater than the Stated Amount plus the Cash Value ($50,000 + $60,000 = $110,000).



PAYMENT OF PROCEEDS



Death Benefits are payable within seven days after we receive satisfactory proof of the Insured's death. The amount of Death Benefit paid may be adjusted to reflect any Policy loan, any material misstatements in the Policy application as to age or sex of the Insured, and any amounts payable to an assignee under a collateral assignment of the Policy. (See "Assignment.")



Subject to state law, if the Insured commits suicide within two years following the Issue Date limits on the amount of Death Benefit paid will apply. (See "Limit on Right to Contest and Suicide Exclusion.") In addition, if the Insured dies during the 61-day period after the Company gives notice to the Policy Owner that the Cash Surrender Value of the Policy is insufficient to meet the Monthly Deduction Amount due against the Cash Value of the Policy, then the Death Benefit actually paid to the Policy Owner's Beneficiary will be reduced by the amount of the Deduction Amount that is due and unpaid. (See "Cash Value and Cash Surrender Value," for effects of partial surrenders on Death Benefits.)



PAYMENT OPTIONS



We will pay policy proceeds in a lump sum, unless you or the Beneficiary select one of the Company's payment options. We may defer payment of proceeds which exceed the Death Benefit for up to six months from the date of the request for the payment. A combination of options may be used. The minimum amount that may be placed under a payment option is $5,000 unless we consent to a lesser amount. Proceeds applied under an option will no longer be affected by the investment experience of the Investment Options.



     The following payment options are available under the Policy:



     OPTION 1 -- Payments of a Fixed Amount



     OPTION 2 -- Payments for a Fixed Period



     OPTION 3 -- Amounts Held at Interest



     OPTION 4 -- Monthly Life Income



     OPTION 5 -- Joint and Survivor Level Amount Monthly Life Income



     OPTION 6 -- Joint and Survivor Monthly Life Income-Two-thirds to Survivor

     OPTION 7 -- Joint and Last Survivor Monthly Life Income-Monthly Payment
                 Reduces on Death of First Person Named



     OPTION 8 -- Other Options



We will make any other arrangements for periodic payments as may be agreed upon. If any periodic payment due any payee is less than $100, we may make payments less often. If we have declared a higher rate under an option on the date the first payment under an option is due, we will base the payments on the higher rate.



                               MATURITY BENEFITS

--------------------------------------------------------------------------------


The Maturity Date is the anniversary of the Policy Date on which the Insured is age 95. If the Insured is living on the Maturity Date, the Company will pay you the Policy's Cash Value less any outstanding Policy loan or unpaid Deduction Amount. You must surrender the Policy to us before we make a payment, at which point the Policy will terminate and we will have no further obligations under the Policy.



MATURITY EXTENSION RIDER



When the Insured reaches age 94, and at any time during the twelve months thereafter, you may request that coverage be extended beyond the Maturity Date (the "Maturity Extension Benefit"). This Maturity Extension Benefit may not be available in all jurisdictions. If we receive such request before the Maturity Date, the Policy will continue until the earlier of the death of the Insured or the date on which the Policy Owner requests that the Policy terminate. When the Maturity Extension Benefit ends, a Death Benefit consisting of the Cash Value less any Loan Account Value will be paid. The Death Benefit is based on the experience of the Investment Options selected and is not guaranteed. After the Maturity Date, periodic Deduction Amounts will no longer be charged against the Cash Value and additional premiums will not be accepted.



We intend that the Policy and the Maturity Extension Rider will be considered life insurance for tax purposes. The Death Benefit is designed to comply with
Section 7702 of the Internal Revenue Code of 1986, as amended, or other equivalent section of the Code. However, we do not give tax advice, and cannot guarantee that the Death Benefit and Cash Value will be exempt from any future tax liability. The tax results of any benefits under the Maturity Extension provision depend upon interpretation of the Internal Revenue Code. You should consult your own personal tax adviser prior to the exercise of the Maturity Extension Rider to assess any potential tax liability.



                             CHARGES AND DEDUCTIONS

--------------------------------------------------------------------------------

CHARGES AGAINST PREMIUM

FRONT-END SALES CHARGE


When we receive a Premium Payment, and before allocation of the payment among the Investment Options, we deduct a front-end sales charge. For Stated Amounts less than $500,000, the charge is 2.5%. The charge is 2% for Stated Amounts from $500,000 to $999,999, and for Stated Amounts of $1,000,000 or greater, there is no front-end sales charge. Additional charges may be assessed upon any full or partial surrender. (See "Surrender Charges".)



Sales charges are intended to cover our actual sales expenses, including agent sales commissions, advertising and the printing of the prospectuses. We expect to recover the sales expenses of a Policy. To the extent sales expenses are not covered by the sales charges, we will recover such expenses from its surplus. This surplus may include profit from the mortality and expense risk charge.

STATE PREMIUM TAX CHARGE


A charge of 2.5% of each premium payment will be deducted for state premium taxes (except for Policies issued in the Commonwealth of Puerto Rico where no premium tax is deducted). These taxes vary from state to state and currently range from 0.75% to 3.5%; 2.5% is an average. Because there is a range of premium taxes, a Policy Owner may pay a premium tax charge that is higher or lower than the premium tax actually assessed in his or her jurisdiction.



The Company also reserves the right to charge the assets of each Investment Option for a reserve for any income taxes payable by the Company on the assets attributable to that Investment Option. (See "Federal Tax Considerations.")


MONTHLY DEDUCTION AMOUNT


We will deduct a Monthly Deduction Amount to cover certain charges and expenses incurred in connection with the Policy. The Monthly Deduction Amount is deducted pro rata from each of the Investment Options' values attributable to the Policy. The amount is deducted on the first day of each Policy Month (the "Deduction Date"), beginning on the Policy Date. The dollar amount of the Deduction Amount will vary from month to month. The Monthly Deduction Amount consists of the Cost of Insurance Charge, Policy Administrative Expense Charge and Charges for any Supplemental Benefit Provision. These are described below:


COST OF INSURANCE CHARGE


The amount of the Cost of Insurance deduction depends on the amount of insurance coverage on the date of the deduction and the current cost per dollar for insurance coverage. The cost per dollar of insurance coverage varies annually and is based on age, sex and risk class of the Insured.



POLICY ADMINISTRATIVE EXPENSE CHARGE



For the first three Policy Years, an administrative charge is deducted monthly from the Policy's Cash Value. This charge also applies to increases in the Stated Amount (excluding Cost of Living Adjustments and increases in Stated Amounts due to Death Benefit Option changes.) This charge is used to cover expenses associated with issuing the Policy.



The charge currently varies by issue age, Stated Amount and smoker/non-smoker classification (see Appendix C for chart of current charges). The current Policy administrative charges are lower than the guaranteed maximum charges. (See Appendix C(1) for the guaranteed maximum charges.)


CHARGES FOR SUPPLEMENTAL BENEFIT PROVISIONS


The Company will include a supplemental benefits charge in the Monthly Deduction Amount if you have elected any supplemental benefit provision for which there is a charge. The amount of this charge will vary depending upon the actual supplemental benefits selected.


CHARGES AGAINST THE SEPARATE ACCOUNT

MORTALITY AND EXPENSE RISK CHARGE


We deduct a daily charge for mortality and expense risks. This charge is at an annual rate of 0.80% for the first fifteen (15) Policy Years, and 0.25% thereafter. For policies issued after July 12, 1995 and prior to May 1, 1998, this charge is at an annual rate of .80% for the first fifteen (15) Policy Years, and .45% thereafter. For policies issued prior to July 12, 1995, the charge is at an annual rate of .60% all years. The mortality risk assumed is that the cost of insurance charge specified in the Policy may not be enough to meet actual claims. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the administrative charges set forth in the Policy. Refer to "Policies Sold Prior to May 1, 1998" if applicable.

ADMINISTRATIVE EXPENSE CHARGE


We deduct a daily charge for administrative expenses incurred by us. For Policies issued after July 12, 1995, the charge equals an annual rate of 0.10% of the assets in the Investment Options for the first fifteen (15) Policy Years and 0% thereafter. Refer to "Policies Sold Prior to May 1, 1998," if applicable.



UNDERLYING FUND FEES



When you allocate money to the Investment Options, the Separate Account purchases shares of the corresponding Underlying Funds at net asset value. The net asset value reflects investment advisory fees and other expenses already deducted. The investment advisory fees and other expenses paid to each of the Underlying Funds are described in the individual Fund prospectuses for the Investment Options and in the Policy prospectus summary. These are not direct charges under the Policy; they are indirect because they affect each Investment Option's accumulation unit value.


SURRENDER CHARGES


There are two types of surrender charges that can apply under the Policy: a Percent of Premium Charge and a Per Thousand of Stated Amount Charge equal to a specified amount for each $1,000 of Stated Amount. These surrender charges apply during the first ten Policy Years (or the first ten years following an increase in Stated Amount other than an increase for a Cost of Living Adjustment or a change in Death Benefit option). Both charges apply upon a full surrender of the Policy. Only the Percent of Premium Charge applies upon a partial surrender.


PERCENT OF PREMIUM CHARGE

A Percent of Premium surrender charge will be assessed upon a full or partial surrender of the Policy during the first ten Policy Years (and during the first ten years following an increase in Stated Amount). The charge will be the smallest of:

     (a) 6% of the amount of Cash Value being surrendered; or

     (b) 6% of the amount of premiums actually paid within the five years preceding the surrender; or

     (c) 9% of the total Annual Minimum Premiums for each full or partial Policy Year during the five years preceding the surrender, whether paid or not. (See Appendix A, "Annual Minimum Premiums.")


For example, for a 45-year old male with a Stated Amount of $150,000 who pays a premium of $1,969 per year for five years (a total of $9,845), and then fully surrenders the Policy for its Cash Value of $7,485 (assuming a 6% rate of return), the Percent of Premium surrender charge would be $449, because (a) is $449 (6% of $7,485); (b) is $591 (6% of the $9,845 in premiums paid); and (c) is approximately $682 (9% of the annual minimum premium for five years). The smallest, $449, is the applicable charge.


PER THOUSAND OF STATED AMOUNT CHARGE


A Per Thousand of Stated Amount surrender charge is imposed on full surrenders, but not on partial surrenders, and applies only during the first ten Policy Years or the ten years following an increase in Stated Amount (other than an increase for a Cost of Living Adjustment or a change in Death Benefit Option). The charge is equal to a specified dollar amount for each $1,000 of Stated Amount to which it applies, and will apply only to that portion of the Stated Amount (except for increases excluded above) which has been in effect for less than ten years.



The Per Thousand of Stated Amount Charge varies by original issue age, and increases with the issue age of the Insured. For Stated Amounts of $499,999 or less, this charge varies in the first year from $2.04 per $1,000 of Stated Amount for issue ages of 4 years or less, to $25.40 per $1,000 of

Stated Amount for issue ages of 65 years or higher. The charge is lower for Stated Amounts over $499,999, and even lower for Stated Amounts over $999,999.

Additionally, the charge decreases by 10% each year over the ten-year period. For example, for a 45-year old with a Stated Amount of $150,000, the charge in the first year is $7.18 for each $1,000 of Stated Amount, or $1,077. The charge decreases 10%, or approximately $0.72, each year, so in the fifth year, it is $4.31 for each $1,000 of Stated Amount, or $646.50; in the tenth year, it is $0.72 for each $1,000, or $108.


This charge is designed to compensate the Company for administrative expenses not covered by other administrative charges. This charge may be reduced or eliminated when sales are made under certain arrangements. (See "Reduction or Elimination of Sales Charges and Administrative Charges" below.) The Per Thousand of Stated Amount surrender charges are set forth in Appendix B.



TRANSFER CHARGE



There is currently no charge for transfers. The Company reserves the right to limit free transfers of Cash Value from one Investment Option to another by the Policy Owner to four times in any Policy Year, and to charge $10 for any additional transfers.



REDUCTION OR ELIMINATION OF CHARGES



We may offer the Policy in arrangements where an employer or trustee will own a group of policies on the lives of certain employees, or in other situations where groups of policies will be purchased at one time. We may reduce or eliminate the mortality and expense risk charge, sales or surrender charges and administrative charges in such arrangements to reflect the reduced sales expenses, administrative costs and/or mortality and expense risks expected as a result of sales to a particular group.



We will not reduce or eliminate the withdrawal charge, mortality and expense risk charge or the administrative charge if the reduction or elimination will be unfairly discriminatory to any person.



                       THE SEPARATE ACCOUNT AND VALUATION

--------------------------------------------------------------------------------


THE TRAVELERS FUND UL FOR VARIABLE LIFE INSURANCE (FUND UL)



The Travelers Fund UL for Variable Life Insurance was established on November 10, 1983 under the insurance laws of the state of Connecticut. It is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940. A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended. This Prospectus does not contain all information set forth in the Registration Statement, its amendments and exhibits. You may access the SEC's website (http://www.sec.gov) to view the entire Registration Statement. This registration does not mean that the SEC supervises the management or the investment practices or policies of the Separate Account.



The assets of Fund UL are invested exclusively in shares of the Investment Options. The operations of Fund UL are also subject to the provisions of Section 38a-433 of the Connecticut General Statutes which authorizes the Connecticut Insurance Commissioner to adopt regulations under it. Under Connecticut law, the assets of Fund UL will be held for the exclusive benefit of Policy Owners and the persons entitled to payments under the Policy. The assets held in Fund UL are not chargeable with liabilities arising out of any other business which the Company may conduct. Any obligations arising under the Policy are general corporate obligations of the Company.



All investment income of and other distributions to each Investment Option are reinvested in shares of corresponding underlying fund at net asset value. The income and realized gains or losses on the assets of each Investment Option are separate and are credited to or charged against the Investment Option without regard to income, gains or losses from any other Investment Option or from any other business of the Company. The Company purchases shares of the Fund in connection with premium payments allocated according to the Policy Owners' directions, and redeems Fund shares to meet Policy obligations. We will also make adjustments in reserves, if required. The Investment Options are required to redeem Fund shares at net asset value and to make payment within seven days.



HOW THE CASH VALUE VARIES. We calculate the Policy's Cash Value each day the New York Stock Exchange is open for trading (a "valuation date"). A Policy's Cash Value reflects a number of factors, including Premium Payments, partial withdrawals, loans, Policy charges, and the investment experience of the Investment Option(s) chosen. The Policy's Cash Value on a valuation date equals the sum of all accumulation units for each Investment Option chosen, plus the Loan Account Value.



The Separate Account purchases shares of the underlying funds at net asset value (i.e., without a sales charge). The Separate Account receives all dividends and capital gains distributions from each underlying fund, and reinvests in additional shares of that fund. The Accumulation Unit Value reflects the reinvestment of any dividends or capital gains distributions declared by the underlying fund. The Separate Account will redeem underlying fund shares at their net asset value, to the extent necessary to make payments under the Policy.



In order to determine Cash Value, Cash Surrender Value, policy loans and the number of Accumulation Units to be credited, we use the values calculated as of the close of business on each valuation date we receive the written request, or payment in good order, at our Home Office.



ACCUMULATION UNIT VALUE. Accumulation Units measure the value of the Investment Options. The value for each Investment Option's Accumulation Unit is calculated on each valuation date. The value equals the Accumulation Unit value for the preceding valuation period multiplied by the underlying fund's Net Investment Factor during the next Valuation Period. (For example, to calculate Monday's valuation date price, we would multiply Friday's Accumulation Unit Value by Monday's net investment factor.)



The Accumulation Unit Value may increase or decrease. The number of Accumulation Units credited to your Policy will not change as a result of the Investment Option's investment experience.



NET INVESTMENT FACTOR. For each Investment Option, the value of its Accumulation Unit depends of the net rate of return for the corresponding underlying fund. We determine the net rate of return at the end of each Valuation Period (that is, the period of time beginning at the close of the New York Stock Exchange, and ending at its close of business on the next Valuation
Date). The net rate of return reflects the investment performance of the investment option, includes any dividends or capital gains distributed, and is net of the Separate Account charges.



                             CHANGES TO THE POLICY

--------------------------------------------------------------------------------


GENERAL



Once the policy is issued, you may make certain changes. Some of these changes will not require additional underwriting approval; some changes will. Certain requests must be made in writing, as indicated below:



WRITTEN CHANGES REQUIRING UNDERWRITING APPROVAL:



     - increases in the stated amount of insurance;



     - changing the death benefit from Option 1 to Option 2

WRITTEN CHANGES NOT REQUIRING UNDERWRITING APPROVAL:



     - decreases in the stated amount of insurance



     - changing the death benefit from Option 2 to Option 1



     - changes to the way your premiums are allocated (Note: you can also make these changes by telephone)



     - changing the beneficiary (unless irrevocably named)



Written requests for changes should be sent to the Company's Home Office at One Tower Square, Hartford, Connecticut, 06183. The Company's telephone number is
(860) 277-0111.



CHANGES IN STATED AMOUNT



You may request in writing an increase or decrease in the Policy's Stated Amount, provided that the Stated Amount after any decrease may not be less than the minimum amount of $50,000. For purposes of determining the cost of insurance charge, a decrease in the Stated Amount will reduce the Stated Amount in the following order:



     1) against the most recent increase in the Stated Amount;



     2) to other increases in the reverse order in which they occurred;



     3) to the initial Stated Amount.



A decrease in Stated Amount in a substantially funded Policy may cause a cash distribution that is includable in the gross income of the Policy Owner.



For increases in the Stated Amount, we may require a new application and evidence of insurability as well as an additional premium payment. The effective date of any increase will be shown on the new Policy Summary which we will send. The effective date of any increase in the Stated Amount will generally be the Deduction Date next following either the date of a new application or, if different, the date requested by the Applicant. There is an additional Policy Administrative Charge and a Per Thousand of Stated Amount Surrender Charge associated with a requested increase in Stated Amount. There is no additional charge for a decrease in Stated Amount.



CHANGES IN DEATH BENEFIT OPTION



You may change the Death Benefit option by sending a written request to the Company. There is no direct tax consequence of changing a Death Benefit option, except as described under "Tax Treatment of Policy Benefits." However, the change could affect future values of Net Amount At Risk, and with some Option 2 to Option 1 changes involving substantially funded Policies, there may be a cash distribution which is included in your gross income. The cost of insurance charge which is based on the Net Amount At Risk may be different in the future. A change from Option 1 to Option 2 will not be permitted if the change results in a Stated Amount of less than $50,000. A change from Option 1 to Option 2 also subject to underwriting. Contact your registered representative for more information.



                          ADDITIONAL POLICY PROVISIONS

--------------------------------------------------------------------------------


ASSIGNMENT



The Policy may be assigned as collateral for a loan or other obligation. The Company is not responsible for any payment made or action taken before receipt of written notice of such assignment. Proof of interest must be filed with any claim under a collateral assignment.

LIMIT ON RIGHT TO CONTEST AND SUICIDE EXCLUSION



We may not contest the validity of the Policy after it has been in effect during the Insured's lifetime for two years from the Issue Date. Subject to state law, if the Policy is reinstated, the two-year period will be measured from the date of reinstatement. Each requested increase in Stated Amount is contestable for two years from its effective date (subject to state law). In addition, if the Insured commits suicide during the two-year period following issue, subject to state law, the Death Benefit will be limited to the premiums paid less (i) the amount of any partial surrender, (ii) the amount of any outstanding Policy loan, and (iii) the amount of any unpaid Deduction Amount due. During the two-year period following an increase, the Death Benefit in the case of suicide will be limited to an amount equal to the Deduction Amount paid for such increase.



MISSTATEMENT AS TO SEX AND AGE



If there has been a misstatement with regard to sex or age, benefits payable will be adjusted to what the Policy would have provided with the correct information. A misstatement with regard to sex or age in a substantially funded Policy may cause a cash distribution that is includable in whole or in part in the gross income of the Policy Owner.



VOTING RIGHTS



The Company is the legal owner of the underlying fund shares. However, we believe that when an underlying fund solicits proxies, we are required to obtain from policy owners who have chosen those investment options instructions on how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any shares we own on our own behalf. If we determine that we no longer need to comply with this voting method, we will vote on the shares in our own right.



DISREGARD OF VOTING INSTRUCTIONS



When permitted by state insurance regulatory authorities, we may disregard voting instructions if the instructions would cause a change in the investment objective or policies of the Separate Account or an Investment Option, or if it would cause the approval or disapproval of an investment advisory Policy of an Investment Option. In addition, we may disregard voting instructions in favor of changes in the investment policies or the investment adviser of any Investment Options which are initiated by a Policy Owner if we reasonably disapprove of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or if we determine that the change would have an adverse effect on our general account (i.e., if the proposed investment policy for an Investment Option may result in overly speculative or unsound investments.) If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next annual report to Policy Owners.



FOR POLICIES SOLD PRIOR TO MAY 1, 1998



The following pertains to policies sold between July 12, 1995 and May 1, 1998 (or sold after May 1, 1998 in the states where the new policy has not yet been approved).



MORTALITY AND EXPENSE RISK CHARGE. The current charge is at an annual rate of 0.80% for years one through fifteen and 0.45% thereafter.



ADMINISTRATIVE EXPENSE CHARGE. The charge is 0.10% for years one through fifteen and 0.00% thereafter.



ILLUSTRATIONS



The values shown in these illustrations vary according to assumptions used for charges, and gross rates of returns. For the first fifteen Policy Years, the current and guaranteed charges consist of 0.80% for mortality and expense risks, 0.10% for administrative expenses and an average of the

Investment Option expenses and thereafter, 0.45% for mortality and expense risks, 0.00% for administrative expenses and an average of the Investment Option expenses.



The charge for Investment Option expenses reflected in the illustration assumes that Cash Value is allocated equally among all investment Options and that no Policy Loans are outstanding, and is the average of the investment advisory fees and other expenses charged by each of the Investment Options during the last audited calendar year.



After deduction of these amounts, the illustrated gross annual rates of 0%, 6% and 12% correspond to approximate net annual rates of -1.52%, 4.48% and 10.48%, respectively on a current and guaranteed basis for the first fifteen Policy Years and to approximate net annual rates of -1.07%, 4.93% and 10.93%, respectively on a current and guaranteed basis thereafter.



POLICIES SOLD PRIOR TO JULY 12, 1995



The following pertains to Policies sold prior to July 12, 1995 (or sold subsequent to July 12, 1995 in states where the new Policy had not yet been approved).



MORTALITY AND EXPENSE RISK CHARGE. The current charge is at an annual rate of 0.60% of the assets in the Separate Account, however the policy provides that the maximum charge for mortality and expense risks will not exceed .80%



ADMINISTRATION EXPENSE CHARGE. The maximum charge is equivalent, on an annual basis, to 0.10% of the assets in the Separate Account, however, the Company does not currently assess this charge.



CONTRACT LOANS. During the first 10 policy years, the full Loan Account Value will be charged an annual interest rate of 7.4% (6% in the Virgin Islands). During Contract Years 11, 12 and 13, 25%, 50% and 75% of the Loan Account Value, respectively, will be charged a reduced rate of 3.85% (5.66% in New York and Massachusetts). Thereafter, 100% of the Loan Account Value will be charged the reduced rate.



ILLUSTRATIONS



The values shown in these illustrations vary according to assumptions used for charges, and gross rates of returns. The current charges use 0.60% for mortality and expense risks and an average of the Investment Option expenses. The guaranteed charges use 0.80% for mortality and expense risks, 0.10% for administrative expenses and an average of the Investment Option expenses.



The charge for Investment Option expenses reflected in the illustration assumes that Cash Value is allocated equally among all investment Options and that no Policy Loans are outstanding, and is the average of the investment advisory fees and other expenses charged by each of the Investment Options during the last audited calendar year.



After deduction of these amounts, the illustrated gross annual rates of 0%, 6% and 12% correspond to approximate net annual rates of -1.22%, 4.78% and 10.78%, respectively on a current basis and to approximate net annual rates of -1.52%, 4.48% and 10.48%, respectively on a guaranteed basis.



                                 OTHER MATTERS

--------------------------------------------------------------------------------


STATEMENTS TO POLICY OWNERS



We will maintain all records relating to the Separate Account and the Investment Options. At least once each Policy Year, we will send you a statement containing the following information:



     - the Stated Amount and the Cash Value of the Policy (indicating the number of Accumulation Units credited to the Policy in each Investment Option and the corresponding Accumulation Unit Value);



     - the date and amount of each premium payment;



     - the date and amount of each Monthly Deduction;

     - the amount of any outstanding Policy loan as of the date of the statement, and the amount of any loan interest charged on the Loan Account;



     - the date and amount of any partial cash surrenders and the amount of any partial surrender charges;



     - the annualized cost of any supplemental benefits purchased under the Policy; and



     - a reconciliation since the last report of any change in Cash Value and Cash Surrender Value.



We will also send any other reports required by any applicable state or federal laws or regulations.



SUSPENSION OF VALUATION



We reserve the right to suspend or postpone the date of any payment of any benefit or values for any Valuation Period (1) when the New York Stock Exchange ("Exchange") is closed; (2) when trading on the Exchange is restricted; (3) when the SEC determines so that disposal of the securities held in the Underlying Funds is not reasonably practicable or the value of the Investment Option's net assets cannot be determined; or (4) during any other period when the SEC, by order, so permits for the protection of security holders.



DIVIDENDS



No dividends will be paid under the Policy.



MIXED AND SHARED FUNDING



It is conceivable that in the future it may not be advantageous for variable life insurance and variable annuity Separate Accounts to invest in the Investment Options simultaneously. This is called mixed funding. Certain funds may be available to variable products of other companies not affiliated with Travelers. This is called "shared funding." Although we -- and the funds -- do not anticipate any disadvantages either to variable life insurance or to variable annuity Policy Owners, the Investment Options' Boards of Directors intend to monitor events to identify any material conflicts that may arise and to determine what action, if any, should be taken. If any of the Investment Options' Boards of Directors conclude that separate mutual funds should be established for variable life insurance and variable annuity Separate Accounts, the Company will bear the attendant expenses, but variable life insurance and variable annuity Policy Owners would no longer have the economies of scale resulting from a larger combined fund. Please consult the prospectuses of the Investment Options for additional information.



DISTRIBUTION



The Company intends to sell the Policies in all jurisdictions where it is licensed to do business and where the Policy is approved. The Policies will be sold by life insurance sales representatives who are registered representatives of the Company or certain other registered broker-dealers. The maximum commission payable by the Company for distribution would be no greater than 50% of the actual premium paid in the first twelve months. Any sales representative or employee will have been qualified to sell variable life insurance Policies under applicable federal and state laws. Each broker/dealer is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and all are members of the National Association of Securities Dealers, Inc.


CFBDS, Inc. serves as principal underwriter of the Policies.



LEGAL PROCEEDINGS AND OPINION



There are no pending material legal proceedings affecting the Separate Account.



Legal matters in connection with the federal laws and regulations affecting the issue and sale of the Contract described in this prospectus, as well as the organization of the Company, its authority to issue variable life contracts under Connecticut law and the validity of the forms of the variable life contracts under Connecticut law, have been reviewed by the General Counsel of the Company.

INDEPENDENT ACCOUNTANTS



The financial statements as of and for the year ended December 31, 1998 of Fund UL, included in the registration statement have been included herein in reliance on the report of
KPMG LLP, independent certified public accountants upon the authority of said firm as experts in accounting and auditing.



The consolidated financial statements of The Travelers Insurance Company and Subsidiaries as of December 31, 1998 and 1997 and for each of the years in the three-year period ended December 31, 1998, have been included herein and in the registration statement in reliance upon the report of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.


                           FEDERAL TAX CONSIDERATIONS
--------------------------------------------------------------------------------

GENERAL

The following is a general discussion of the federal income tax considerations relating to the Policies. This discussion is based upon the Company's understanding of the federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). These laws are complex, and tax results may vary among individuals. A person contemplating the purchase of or the exercise of elections under a Policy should seek competent tax advice.

IT SHOULD BE UNDERSTOOD THAT THIS IS NOT AN EXHAUSTIVE DISCUSSION OF ALL TAX QUESTIONS THAT MIGHT ARISE UNDER THE POLICIES. NO ATTEMPT HAS BEEN MADE TO ADDRESS ANY FEDERAL ESTATE TAX OR STATE AND LOCAL TAX CONSIDERATIONS WHICH MAY ARISE IN CONNECTION WITH A POLICY. FOR COMPLETE INFORMATION, A QUALIFIED TAX ADVISOR SHOULD BE CONSULTED.

THE COMPANY DOES NOT GUARANTEE THE TAX STATUS OF ANY POLICY AND THE FOLLOWING TAX DISCUSSION IS BASED ON THE COMPANY'S UNDERSTANDING OF FEDERAL INCOME TAX LAWS AS THEY ARE CURRENTLY INTERPRETED. THE COMPANY CANNOT GUARANTEE THAT THOSE LAWS OR INTERPRETATIONS WILL REMAIN UNCHANGED.

TAX STATUS OF THE POLICY

DEFINITION OF LIFE INSURANCE

Section 7702 of the Code sets forth a definition of a life insurance contract for federal tax purposes. Guidance as to how Section 7702 is to be applied, however, is limited. Although the Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702, and while proposed regulations and other limited, interim guidance has been issued, final regulations have not been adopted. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide the tax advantages normally provided by a life insurance policy.

With respect to a Policy issued on the basis of a standard rate class, the Company believes (largely in reliance on IRS Notice 88-128 and the proposed regulations under Section 7702) that such a Policy should meet the Section 7702 definition of a life insurance contract. There is less guidance on the application of the rules with respect to a Policy that is issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk). Thus, it is not clear whether such a Policy would satisfy
Section 7702, particularly if the Policy Owner pays the full amount of premiums permitted under the Policy.

The Company reserves the right to make changes in the Policy if such changes are deemed necessary to attempt to assure its qualification as a life insurance contract for tax purposes.

DIVERSIFICATION

Section 817(h) of the Code provides that separate account investments (or the investments of a mutual fund, the shares of which are owned by separate accounts of insurance companies) underlying the Policy must be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as life insurance. The Treasury Department has issued regulations prescribing the diversification requirements in connection with variable contracts. The Separate Account, through the Investment Options, intends to comply with these requirements. Although the Company does not control the Investment Options, it intends to monitor the investments of the Investment Options to ensure compliance with the diversification requirements prescribed by the Treasury Department.

INVESTOR CONTROL

In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their contract. In those circumstances, income and gains from the separate account assets would be includable in the variable contract owner's gross income each year. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Policy Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular Investment Options without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.

The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it determined that the policy owners received the desired tax benefits because they were not owners of separate account assets. For example, a Policy Owner of this Policy has additional flexibility in allocating payments and cash values. These differences could result in the Policy Owner being treated as the owner of the assets of the Separate Account. In addition, the Company does not know what standard will be set forth in the regulations or rulings which the Treasury is expected to issue, nor does the Company know if such guidance will be issued. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent the Policy Owner from being considered the owner of a pro rata share of the assets of the Separate Account.

The remaining tax discussion assumes that the Policy qualifies as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

IN GENERAL

The Company believes that the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for federal income tax purposes. Thus, the Death Benefit under the Policy should be excludable from the gross income of the Beneficiary.

In addition, the Policy Owner will generally not be deemed to be in constructive receipt of the Cash Value, including increments thereof, until there is a distribution. The tax consequences of distribution from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a "Modified Endowment Contract." However, whether a Policy is or is not a Modified Endowment Contract, upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

Depending on the circumstances, the exchange of a Policy, a change in the Policy's Death Benefit Option, a Policy loan, a partial withdrawal, a surrender, a change in ownership, or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. Therefore, it is important to check with a tax adviser prior to the purchase of a policy.

MODIFIED ENDOWMENT CONTRACTS

A modified endowment contract is defined under tax law as any policy that satisfies the present legal definition of a life insurance contract but which fails to satisfy a 7-pay test. This failure could occur with contracts entered into after June 21, 1988, or with certain older contracts materially changed after that date. A Section 1035 exchange of an older contract into a contract after that date will not by itself cause the new contract to be a modified endowment contract if the older contract had not become one prior to the exchange. However, the new contract must be re-tested under the 7-pay test rules.

A contract fails to satisfy the 7-pay test if the cumulative amount of premiums paid under the contract at any time during the first seven contract years exceeds the sum of the net level premiums that would have been paid on or before such time had the contract provided for paid-up future benefits after the payment of seven level annual premiums. If a material change in the contract occurs either during the first seven contract years, or later, a new seven-year testing period is begun. A decrease to Stated Amount made in the first seven years will cause a retest of the cumulative amount of premiums. Decreases made after the first seven contract years are not considered a material change, provided no other material changes have occurred prior. Tax regulations or other guidance will be needed to fully define those transactions which are material changes. The Company has established safeguards for monitoring whether a contract may become a modified endowment contract.

Loans and partial withdrawals from, as well as collateral assignments of, Policies that are modified endowment contracts will be treated as distributions to the Policy Owner for tax purposes. All pre-death distributions (including loans, partial withdrawals and collateral assignments) from these Policies will be included in gross income on an income-first basis to the extent of any income in the Policy (the cash value less the Policy Owner's investment in the Policy) immediately before the distribution.

The law also imposes a 10% penalty tax on pre-death distributions (including loans, collateral assignments, partial withdrawals and complete surrenders) from modified endowment contracts to the extent they are included in income, unless a specific exception to the penalty applies. The penalty does not apply to amounts which are distributed on or after the date on which the taxpayer attains age
59 1/2, because the taxpayer is disabled, or as substantially equal periodic payments over the taxpayer's life (or life expectancy) or over the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary. Furthermore, if the loan interest is capitalized by adding the amount due to the balance of the loan, the amount of the capitalized interest will be treated as an additional distribution subject to income tax as well as the 10% penalty tax, if applicable, to the extent of income in the Policy.


The Death Benefit of a modified endowment contract remains excludable from the gross income of the Beneficiary to the extent described above in "Tax Treatment of Policy Benefits." Furthermore, no part of the investment growth of the Cash Value of a modified endowment contract is includable in the gross income of the Contract Owner unless the contract matures, is distributed or partially surrendered, is pledged, collaterally assigned, or borrowed against, or otherwise terminates with income in the contract prior to death. A full surrender of the contract after age 59 1/2 will have the same tax consequences as noted above in "Tax Treatment of Policy Benefits."


EXCHANGES

Any Policy issued in exchange for a modified endowment contract will be subject to the tax treatment accorded to modified endowment contracts. However, the Company believes that any Policy received in exchange for a life insurance contract that is not a modified endowment contract will generally not be treated as a modified endowment contract if the face amount of the Policy is greater than or equal to the death benefit of the policy being exchanged. The payment of any premiums at the time of or after the exchange may, however, cause the Policy to become a modified endowment contract. A prospective purchaser should consult a qualified tax advisor before authorizing the exchange of his or her current life insurance contract for a Policy.

AGGREGATION OF MODIFIED ENDOWMENT CONTRACTS

In the case of a pre-death distribution (including a loan, partial withdrawal, collateral assignment or complete surrender) from a Policy that is treated as a modified endowment contract, a special aggregation requirement may apply for purposes of determining the amount of the income on the Policy. Specifically, if the Company or any of its affiliates issues to the same Policy Owner more than one modified endowment contract within a calendar year, then for purposes of measuring the income on the Policy with respect to a distribution from any of those Policies, the income on the Policy for all those Policies will be aggregated and attributed to that distribution.

POLICIES WHICH ARE NOT MODIFIED ENDOWMENT CONTRACTS

Unlike loans from modified endowment contracts, a loan from a Policy that is not a modified endowment contract will be considered indebtedness of the Owner and no part of a loan will constitute income to the Owner. However, the treatment of loans taken after the 13th Policy Year, is unclear; such loans might be considered a withdrawal instead of indebtedness for federal tax purposes.

Pre-death distributions from a Policy that is not a modified endowment contract will generally not be included in gross income to the extent that the amount received does not exceed the Policy Owner's investment in the Policy. (An exception to this general rule may occur in the case of a decrease or change that reduces the benefits provided under a Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the Policy Owner. Such a cash distribution may be taxed in whole or in part as ordinary income to the extent of any gain in the Policy.) Further, the 10% penalty tax on pre-death distributions does not apply to Policies that are not modified endowment contracts.

Certain changes to Policies that are not modified endowment contracts may cause such Policies to be treated as modified endowment contracts. A Policy Owner should therefore consult a tax advisor before effecting any change to a Policy that is not a modified endowment contract.

TREATMENT OF LOAN INTEREST

If there is any borrowing against the Policy, the interest paid on loans may not be tax deductible.

THE COMPANY'S INCOME TAXES


The Company is taxed as a life insurance company under federal income tax law. Presently, the Company does not expect to incur any income tax on the earnings or the realized capital gains attributable to Fund UL. However, the Company may assess a charge against the Investment Options for federal income taxes attributable to those accounts in the event that the Company incurs income or capital gains or other tax liability attributable to Fund UL under future tax law.



                                  THE COMPANY

--------------------------------------------------------------------------------


The Travelers Insurance Company (the "Company") is a stock insurance company chartered in 1864 in Connecticut and has been engaged in the insurance business since that time. The Company writes individual life insurance and individual and group annuity contracts on a non-participating basis, and acts as depositor for the Separate Account assets. The Company is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands, and the Bahamas. The Company's obligations as depositor for Fund UL may not be transferred without notice to and consent of Policy Owners.

The Company is an indirect wholly owned subsidiary of Citigroup Inc., a financial services holding company. The Company's principal executive offices are located at One Tower Square, Hartford, Connecticut 06183, telephone number
(860) 277-0111.



The Company is subject to Connecticut law governing insurance companies and is regulated and supervised by the Connecticut Commissioner of Insurance. An annual statement in a prescribed form must be filed with the Commissioner on or before March 1 in each year covering the operations of the Company for the preceding year and its financial condition on December 31 of such year. The Company's books and assets are subject to review or examination by the Commissioner, and a full examination of its operations is conducted at least once every four years. In addition, the Company is subject to the insurance laws and regulations of any jurisdiction in which it sells its insurance Policies, as well as to various federal and state securities laws and regulations.



IMSA



The Company is a member of the Insurance Marketplace Standards Association ("IMSA"), and as such may use the IMSA logo and IMSA membership in its advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness and integrity in all customer contacts involving the sale and service of individual life insurance and annuity products.



YEAR 2000 COMPLIANCE



The Company is highly dependent on computer systems and system applications for conducting its ongoing business functions. In 1996, the Company began the process of identifying, assessing and implementing changes to computer programs necessary to address the Year 2000 issue and developed a comprehensive plan to address the issue. This issue involves the ability of computer systems that have time sensitive programs to recognize properly the Year 2000. The inability to do so could result in major failures or miscalculations that would disrupt the Company's ability to meet its customer and other obligations on a timely basis.



The Company has achieved substantial compliance with respect to its business critical systems in accordance with its Year 2000 plan and is in the process of certification to validate compliance. The Company anticipates completing the certification process by June 30, 1999. An ongoing re-certification process will be put in place for third and fourth quarter 1999 to ensure all systems and products remain compliant.



The total pre-tax cost associated with the required modifications and conversions is expected to be between $25 million and $35 million and is being expensed as incurred in the period 1996 through 1999. The Company has incurred approximately $22 million to date on these efforts. The Company also has third party customers, financial institutions, vendors and others with which it conducts business and has confirmed their plans to address and resolve Year 2000 issues on a timely basis. While it is likely that these efforts by third party vendors and customers will be successful, it is possible that a series of failures by third parties could have a material adverse effect on the Company's results of operations in future periods.



In addition, the Company is developing contingency plans to address perceived risks associated with the Year 2000 effort. These include business resumption plans to address the possibility of internal systems failures and the possibility of failure of systems or processes outside the Company's control. As of year-end 1998, the Company has completed initial business resumption contingency plans which would enable business critical units to function beginning January 1, 2000 in the event of an unexpected failure. Business resumption contingency plans are expected to be finalized by June 30, 1999. Preparations for the management of the date change will continue through 1999.

                                   MANAGEMENT

--------------------------------------------------------------------------------


DIRECTORS OF THE TRAVELERS INSURANCE COMPANY



The following are the Directors and Executive Officers of The Travelers Insurance Company. Unless otherwise indicated, the principal business address for all individuals is the Company's Home Office at One Tower Square, Hartford, Connecticut 06183. References to Citigroup include, prior to December 31, 1993, Primerica Corporation or its predecessors, and prior to October 8, 1998, Travelers Group, Inc.



                                 DIRECTOR
       NAME AND POSITION          SINCE                       PRINCIPAL BUSINESS
       -----------------         --------                     ------------------
Jay S. Benet...................    1996     Senior Vice President since February 1994; Chief
Director                                    Financial Officer, Chief Accounting Officer, and
                                            Controller since January, 1999 and Vice President
                                            (1990-1994) of The Travelers Insurance Company; Partner
                                            (1986-1990) of PricewaterhouseCoopers.
Katherine M. Sullivan..........    1996     Senior Vice President and General Counsel since May
Director                                    1996 of The Travelers Insurance Company; Senior Vice
                                            President and General Counsel (1994-1996) Connecticut
                                            Mutual; Special Counsel & Chief of Staff (1988-1994)
                                            Aetna Life & Casualty.
George C. Kokulis..............    1996     Senior Vice President since September 1995, Vice
Director                                    President (1993-1995) of The Travelers Insurance
                                            Company.
Michael A. Carpenter...........    1995     Co-chairman, Salomon Smith Barney since October 1998;
Director                                    Chairman since June 1996 and President and Chief
                                            Executive Officer June 1995-1998 of The Travelers
                                            Insurance Company; Vice Chairman since February 1998;
                                            Executive Vice President (1995-1998) of Citigroup Inc.;
                                            Chairman, President and Chief Executive Officer
                                            (1989-1994), Kidder Peabody Group Inc.
Robert I. Lipp.................    1992     Chairman, President and Chief Executive Officer since
Director                                    April 1996 of Travelers Property Casualty Corp.; Chief
                                            Executive Officer and Director since December 1993 of
                                            The Travelers Insurance Group Inc.; Vice Chairman and
                                            Director of Citigroup Inc. since 1991; Chairman and
                                            Chief Executive Officer of Commercial Credit Company
                                            (1991-1993); Executive Vice President (1986-1991),
                                            Primerica Corporation.
Marc P. Weill*.................    1994     Senior Vice President-Investments since 1993 and Chief
Director                                    Investment Officer since 1995 of The Travelers
                                            Insurance Group Inc.; Senior Vice President and Chief
                                            Investment Officer of Citigroup Inc. since 1992; Vice
                                            President (1990-1992), Primerica Corporation; Vice
                                            President (1989-1990), Smith Barney Inc.
J. Eric Daniels................    1998     President and Chief Executive Officer since December
Director                                    1998 of The Travelers Insurance Company; Chief
                                            Operating Officer of Global Consumer Bank of Citibank,
                                            since 1993, Vice President, Citibank.


---------------

* Principal business address: Citigroup Inc., 153 East 53rd St., New York, New York 10043

SENIOR OFFICERS OF THE TRAVELERS INSURANCE COMPANY



The following are the Senior Officers of The Travelers Insurance Company, other than the Directors listed above, as of the date of this Prospectus. Unless otherwise indicated, the principal business address for all individuals listed is One Tower Square, Hartford, Connecticut 06183.



            NAME                     POSITION WITH INSURANCE COMPANY
            ----                     -------------------------------
Stuart Baritz................       Senior Vice President
Barry Jacobson...............       Senior Vice President
Russell H. Johnson...........       Senior Vice President
Warren H. May................       Senior Vice President
Jay S. Fishman...............       Senior Vice President
David A. Tyson...............       Senior Vice President
F. Denney Voss...............       Senior Vice President
Elizabeth C.                        Senior Vice President
  Georgakopoulos.............
Christine M. Modie...........       Senior Vice President
Kathleen Preston.............       Senior Vice President


Information relating to the management of the underlying funds is contained in the applicable prospectuses.


                           EXAMPLE OF POLICY CHARGES

--------------------------------------------------------------------------------


The following chart illustrates the surrender charges and Monthly Deduction Amounts that would apply under a Policy based on the assumptions listed below. Surrender charges and Monthly Deduction Amounts generally will be higher for an Insured who is older than the assumed Insured, and lower for an Insured who is younger (assuming the Insureds have the same risk classification). Cost of insurance rates go up each year as the Insured becomes a year older.



Male, Age 35


Preferred Non-Smoker


Annual Net Premium: $ 850.00


Hypothetical Gross Annual Investment


  Rate of Return: 8%


Face Amount: $100,000


Level Death Benefit Option


Current Charges



                                           TOTAL MONTHLY DEDUCTION
                                             FOR THE POLICY YEAR
                                           -----------------------
                                           COST OF
POLICY   CUMULATIVE                       INSURANCE   ADMINISTRATIVE
 YEAR     PREMIUMS    SURRENDER CHARGES    CHARGES       CHARGES
------   ----------   -----------------   ---------   --------------
 1       $  850.00         $456.00         $145.00        $96.00
 2       $1,700.00         $452.00         $157.00        $96.00
 3       $2,550.00         $450.00         $168.00        $96.00
 5       $4,250.00         $464.00         $190.00        $    0
 10      $8,500.00         $297.00         $250.00        $    0



Hypothetical results shown above are illustrative only and are based on the Hypothetical Gross Annual Investment Rate of Return shown above. This Hypothetical Gross Annual Investment Rate of Return should not be deemed to be a representation of past or future investment results. Actual investment results may be more or less than those shown. No representations can be made that the hypothetical rates assumed can be achieved for any one year or sustained over any period of time.



                            PERFORMANCE INFORMATION

--------------------------------------------------------------------------------


From time to time, Fund UL's Investment Options may show the percentage change in the value of an Accumulation Unit based on the performance of the Investment Option over a period of time, usually for the past one-, two-, three-, five-, and ten-year periods determined by dividing the increase (decrease) in value for that unit by the Accumulation Unit Value at the beginning of the period.

For Investment Options of Fund UL that invest in underlying funds that were in existence prior to the date on which the Investment Option became available under the Policy, average annual rates of return may include periods prior to the inception of the Investment Option. Performance calculations for Investment Options with pre-existing Investment Options will be calculated by adjusting the actual returns of the Investment Options to reflect the charges that would have been assessed under the Investment Options had the Investment Option been available under Fund UL during the period shown.



The following performance information represents the percentage change in the value of an Accumulation Unit of the Investment Options for the periods indicated, and reflects all expenses of the Investment Options. The chart reflects the guaranteed maximum .80% mortality and expense risk charge and .10% administrative expense risk charge. The rates of return do not reflect the 2.5% front-end sales charge or the 2.5% state premium tax charge (both of which are deducted from premium payments) nor do they reflect surrender charges or Monthly Deduction Amounts. The surrender charges and Monthly Deduction Amounts for a hypothetical Insured are depicted in the Example following the Rates of Returns. For information about the Charges and Deductions assessed under the Policy, see page 19. For illustrations of how these charges affect Cash Values and Death Benefits, see the Illustrations beginning on page 38. The performance information described in this prospectus, may be used from time to time in advertisement for the Policy, subject to National Association of Securities Dealers, Inc. ("NASD") and applicable state approval and guidelines.

The table below shows the net annual rates of return for accumulation units of investment options available through MarketLife.



                    AVERAGE ANNUAL RETURNS THROUGH 12/31/98



                                                                                               FUND
                                                                                             INCEPTION
      UNDERLYING INVESTMENT OPTIONS        ONE YEAR   THREE YEARS   FIVE YEARS   TEN YEARS     DATE
      -----------------------------        --------   -----------   ----------   ---------   ---------
STOCK FUNDS
AIM Capital Appreciation Portfolio           16.40%      13.58%           --          --     10/10/95
Alliance Growth Portfolio                    27.78%      27.88%           --          --      6/16/94
Capital Appreciation Fund (Janus Sub-
  Adviser)                                   60.18%      36.40%        26.42%      19.85%     3/18/82
Dreyfus Stock Index Fund                     26.97%      26.57%        22.38%         --      9/29/89
Fidelity VIP Equity-Income Portfolio         10.59%      16.66%        17.64%      14.53%     10/9/86
Fidelity VIP Growth Portfolio                38.11%      24.25%        20.57%      18.27%     10/9/86
Smith Barney Large Cap Value Portfolio        8.81%      17.41%           --          --      6/16/94
Total Return Portfolio                        4.01%      14.35%           --          --     10/16/91
Utilities Portfolio                          17.12%      15.65%           --          --       2/4/94
Templeton Stock Fund (Class 1)                0.35%      10.47%        10.14%      11.17%     8/31/88
Bankers Trust EAFE Index Fund                20.43%         --            --          --      8/22/97
Bankers Trust Small Cap Index Fund           -3.04%         --            --          --      8/25/97
Equity Index Portfolio                       27.31%      27.14%        23.25%         --     10/16/91
BOND FUNDS
Fidelity VIP High Income Portfolio           -5.17%       7.67%         7.79%      10.07%     9/19/85
Putnam Diversified Income Portfolio          -0.23%       4.51%           --          --      6/16/94
Smith Barney High Income Portfolio           -0.45%       7.96%           --          --      6/16/94
Templeton Bond Fund (Class 1)                 6.19%       5.36%         4.65%       6.45%     8/31/88
U.S. Gov't Securities Portfolio               9.19%       6.99%         7.14%         --      1/24/92
Zero Coupon Bond Portfolio 2000               6.62%       4.88%           --          --     10/11/95
Zero Coupon Bond Portfolio 2005              11.24%       7.35%           --          --     10/11/95
BALANCED FUNDS
Fidelity VIP II Asset Manager Portfolio      13.97%      15.62%        10.76%         --       9/6/89
MFS Total Return Portfolio                   10.63%      14.60%           --          --      6/16/94
Templeton Asset Allocation Fund (Class 1)     5.44%      12.40%        10.64%      11.11%     8/31/88
Managed Assets Trust                         20.29%      17.65%        14.71%      13.20%      8/6/82
MONEY MARKET FUND
Money Market Portfolio(1)                     4.11%       3.88%         3.45%       4.01%     10/1/81



The information presented in the above chart represents the percentage change in the value of an accumulation unit of the underlying investment options for the periods indicated, and reflects all expenses of the underlying funds, 0.80% mortality and expense risk charge and 0.10% administrative expense charge against amounts allocated to the underlying funds. The rates of return do not reflect the 2.5% front-end sales charge or the 2.5% state premium tax charge (both of which are deducted from premium payments) nor do they reflect surrender charges or monthly deduction amounts. These charges would reduce the average annual return reflected.



(1) An investment in Money Market Portfolio is neither insured nor guaranteed by the United States Government. There is no assurance that a stable $1.00 value will be maintained.

                          MARKETLIFE HYPOTHETICAL EXAMPLE*
                  Male nonsmoker age 40 with a level death benefit
                of $300,000 and annual premium payments of $5,000



                                                      ONE YEAR                              FIVE YEARS
                                        ------------------------------------   ------------------------------------
                                          TOTAL      ACCUMULATED   SURRENDER     TOTAL      ACCUMULATED   SURRENDER
    UNDERLYING INVESTMENT OPTION        INVESTMENT      VALUE        VALUE     INVESTMENT      VALUE        VALUE
    ----------------------------        ----------   -----------   ---------   ----------   -----------   ---------
STOCK FUNDS
AIM Capital Appreciation Portfolio         5,000        4,857        2,942       25,000           N/A          N/A
Alliance Growth Portfolio                  5,000        5,362        3,447       25,000           N/A          N/A
Capital Appreciation Fund (Janus Sub-
  Adviser)                                 5,000        6,805        4,890       25,000        44,335       42,274
Dreyfus Stock Index Fund                   5,000        5,326        3,411       25,000        39,547       37,486
Fidelity's VIP Equity-Income
  Portfolio                                5,000        4,599        2,684       25,000        34,503       32,442
Fidelity's VIP Growth Portfolio            5,000        5,821        3,906       25,000        37,550       35,489
Smith Barney Large Cap Value
  Portfolio                                5,000        4,521        2,606       25,000           N/A          N/A
Total Return Portfolio                     5,000        4,308        2,393       25,000           N/A          N/A
Utilities Portfolio                        5,000        4,889        2,974       25,000           N/A          N/A
Templeton Stock Fund (Class 1)             5,000        4,146        2,231       25,000        27,659       25,598
Bankers Trust EAFE Index Fund              5,000        5,036        3,121       25,000           N/A          N/A
Bankers Trust Small Cap Index Fund         5,000        3,997        2,082       25,000           N/A          N/A
Equity Index Portfolio                     5,000        5,341        3,426       25,000        40,538       38,477
BOND FUNDS
Fidelity VIP High Income Portfolio         5,000        3,903        1,988       25,000        25,773       23,712
Putnam Diversified Income Portfolio        5,000        4,121        2,206       25,000           N/A          N/A
Smith Barney High Income Portfolio         5,000        4,111        2,196       25,000           N/A          N/A
Templeton Bond Fund (Class 1)              5,000        4,405        2,490       25,000        23,430       21,369
Travelers U.S. Gov't. Securities
  Portfolio                                5,000        4,537        2,622       25,000        25,272       23,211
Travelers Zero Coupon Bond Portfolio
  2000                                     5,000        4,424        2,509       25,000           N/A          N/A
Travelers Zero Coupon Bond Portfolio
  2005                                     5,000        4,628        2,713       25,000           N/A          N/A
BALANCED FUNDS
Fidelity's VIP II Asset Manager
  Portfolio                                5,000        4,749        2,834       25,000        28,176       26,115
MFS Total Return Portfolio                 5,000        4,601        2,686       25,000           N/A          N/A
Templeton Asset Allocation Fund
  (Class 1)                                5,000        4,371        2,456       25,000        28,075       26,014
Managed Assets Trust                       5,000        5,029        3,114       25,000        31,672       29,611
MONEY MARKET FUND
Money Market Portfolio                     5,000        4,313        2,398       25,000        22,584       20,523



The charges used in the above example consist of a front-end sales charge of 2.5%, a state premium tax charge of 2.5%, the 0.80% mortality and expense risk charge and 0.10% administrative expense charge, all expenses of the underlying funds, and monthly deduction charges including cost of insurance.



The benefits illustrated above may differ for other policies as a result of differences in investment allocation, premium timing and amount, death benefit type, as well as the age and underwriting classification of the insured (which could result in higher costs of insurance). Because MarketLife is a variable universal life insurance policy, actual performance should always be considered in conjunction with the level of death benefit and cash values.



* These hypothetical examples show the effect of the performance quoted on cash values. Performance, loans and withdrawals will affect the cash value and death benefit of your policy. Since the values of the portfolios will fluctuate, the cash value at any time may be more or less than the total principal investment made, including at the time of surrender of the policy, when surrender charges may apply.

                                 ILLUSTRATIONS

--------------------------------------------------------------------------------


The following pages are intended to illustrate how the Account Value, Cash Surrender Value and Death Benefit can change over time for Policies issued to a 45 year old male and a 45 year old female. The difference between the Account Value and the Cash Surrender Value in these illustrations represents the Surrender Charge that would be incurred upon a full surrender of the Policy.



The illustrations assume that premiums are paid as indicated, no Policy loans are made, no increases or decreases to the Stated Amount are requested, no partial surrenders are made, and no charges for transfers between funds are incurred.



For both male and female age 45, there are two pages of values. One page illustrates the assumption that the maximum Guaranteed Cost of Insurance Rates, the monthly administrative charge, mortality and expense risk charge, and administrative expense charge allowable under the Policy are charged in all years. The other page illustrates the assumption that the current scale of Cost of Insurance Rates and other charges are charged in all years. The Cost of Insurance Rates charged vary by age, sex and underwriting classification, and the monthly administrative charge varies by age, amount of insurance and smoker/non-smoker classification for current charges. The illustrations reflect a deduction of 5% from each annual premium for premium tax (2.5%) and front end sales charge (2.5%).



The values shown in these illustrations vary according to assumptions used for charges, and gross rates of investment returns. For the first fifteen Policy Years, the current and guaranteed charges consist of 0.80% for mortality and expense risks, 0.10% for administrative expenses, and .62% for Investment Option expenses and thereafter 0.25% for mortality and expense risks, 0.00% for administrative expenses, and .62% for Investment Option expenses.



The charge for Investment Option expenses reflected in the illustrations assumes that Cash Value is allocated equally among all Investment Options and that no Policy Loans are outstanding, and is an average of the investment advisory fees and other expenses charged by each of the Investment Options during the most recent audited calendar year.



The Investment Option expenses for some of the Investment Options reflect an expense reimbursement agreement currently in effect, as shown in the Policy prospectus summary. Although these reimbursement arrangements are expected to continue in subsequent years, the effect of discontinuance could be higher expenses charged to Policy Owners.



After deduction of these amounts, the illustrated gross annual investment rates of return of 0%, 6%, and 12% correspond to approximate net annual rates of -1.52%, 4.48%, and 10.48%, respectively on a current and guaranteed basis during the first fifteen Policy Years, and to approximate net annual rates of -.87%, 5.13%, and 11.13%, respectively on a current and guaranteed basis thereafter.



For illustrations shown for policies issued prior to May 1, 1998, see "Policies Issued Prior to May 1, 1998" for the applicable charges and fees.



The illustrations do not reflect any charges for federal income taxes against the Separate Account, since the Company is not currently deducting such charges from the Separate Account. However, such charges may be made in the future, and in that event, the gross annual investment rates of return would have to exceed 0%, 6% and 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefits, Account Values and Cash Surrender Values illustrated.



Upon request, the Company will provide a comparable illustration based upon the proposed Insured's age, sex, underwriting classification, the specified insurance benefits, and the premium requested. The illustration will show average fund expenses or, if requested, actual fund expenses. The hypothetical gross annual investment return assumed in such an illustration will not exceed 12%.

                                   MARKETLIFE
           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION
                       ILLUSTRATED WITH CURRENT CHARGES**

Female, Issue Age 45                                         Face Amount $150,000
Preferred, Non-Smoker                                        Annual Premium $1,595.63

       TOTAL
      PREMIUMS           DEATH BENEFIT                      CASH VALUE                  CASH SURRENDER VALUE
      WITH 5%    ------------------------------   ------------------------------   ------------------------------
YEAR  INTEREST      0%         6%        12%         0%         6%        12%         0%         6%        12%
-----------------------------------------------------------------------------------------------------------------
1       1,675    150,000    150,000    150,000      1,005      1,080      1,155          0          0          9
2       3,435    150,000    150,000    150,000      1,980      2,193      2,417        892      1,092      1,303
3       5,282    150,000    150,000    150,000      2,918      3,335      3,789      1,882      2,274      2,701
4       7,221    150,000    150,000    150,000      3,961      4,651      5,432      2,969      3,617      4,352
5       9,258    150,000    150,000    150,000      4,964      6,001      7,224      4,020      4,994      6,144
6      11,396    150,000    150,000    150,000      5,925      7,388      9,179      5,031      6,406      8,162
7      13,641    150,000    150,000    150,000      6,849      8,813     11,319      6,008      7,904     10,410
8      15,999    150,000    150,000    150,000      7,734     10,281     13,664      6,947      9,480     12,863
9      18,474    150,000    150,000    150,000      8,582     11,791     16,235      7,887     11,096     15,540
10     21,073    150,000    150,000    150,000      9,387     13,342     19,055      8,800     12,755     18,468
15     36,153    150,000    150,000    150,000     12,612     21,610     37,784     12,612     21,610     37,784
20     55,399    150,000    150,000    150,000     14,808     31,711     70,099     14,808     31,711     70,099

These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

** Current cost of insurance charges, mortality and expense risk charge, monthly administrative charge and administrative expense charge.

                                   MARKETLIFE
           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION
                     ILLUSTRATED WITH GUARANTEED CHARGES**

Female, Issue Age 45                                         Face Amount $150,000
Preferred, Non-Smoker                                        Annual Premium $1,595.63

       TOTAL
      PREMIUMS          DEATH BENEFIT                CASH VALUE           CASH SURRENDER VALUE
      WITH 5%    ---------------------------   -----------------------   -----------------------
YEAR  INTEREST     0%        6%        12%      0%       6%      12%      0%       6%      12%
------------------------------------------------------------------------------------------------
1       1,675    150,000   150,000   150,000     522      581      641       0        0        0
2       3,435    150,000   150,000   150,000   1,001    1,153    1,314       0      115      266
3       5,282    150,000   150,000   150,000   1,437    1,713    2,018     490      749    1,036
4       7,221    150,000   150,000   150,000   2,254    2,701    3,212   1,364    1,784    2,265
5       9,258    150,000   150,000   150,000   3,017    3,690    4,489   2,189    2,822    3,573
6      11,396    150,000   150,000   150,000   3,722    4,677    5,854   2,960    3,858    4,964
7      13,641    150,000   150,000   150,000   4,367    5,659    7,314   3,674    4,889    6,445
8      15,999    150,000   150,000   150,000   4,945    6,629    8,873   4,326    5,909    8,072
9      18,474    150,000   150,000   150,000   5,452    7,582   10,539   4,909    6,911    9,844
10     21,073    150,000   150,000   150,000   5,887    8,516   12,322   5,426    7,929   11,735
15     36,153    150,000   150,000   150,000   7,020   12,893   23,597   7,020   12,893   23,597
20     55,399    150,000   150,000   150,000   5,941   16,525   41,598   5,941   16,525   41,598

These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

** Guaranteed cost of insurance charges, mortality and expense risk charge, monthly administrative charge and administrative expense charge.

                                   MARKETLIFE
           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION
                       ILLUSTRATED WITH CURRENT CHARGES**

Male, Issue Age 45                                           Face Amount $150,000
Preferred, Non-Smoker                                        Annual Premium $1,968.75

       TOTAL
      PREMIUMS           DEATH BENEFIT                      CASH VALUE                  CASH SURRENDER VALUE
      WITH 5%    ------------------------------   ------------------------------   ------------------------------
YEAR  INTEREST      0%         6%        12%         0%         6%        12%         0%         6%        12%
-----------------------------------------------------------------------------------------------------------------

1       2,067    150,000    150,000    150,000      1,271      1,365      1,459        118        206        294
2       4,238    150,000    150,000    150,000      2,497      2,764      3,044      1,378      1,629      1,892
3       6,517    150,000    150,000    150,000      3,680      4,202      4,771      2,598      3,089      3,624
4       8,910    150,000    150,000    150,000      4,962      5,827      6,806      3,910      4,723      5,643
5      11,423    150,000    150,000    150,000      6,187      7,488      9,019      5,169      6,392      7,831
6      14,061    150,000    150,000    150,000      7,364      9,194     11,437      6,384      8,104     10,308
7      16,831    150,000    150,000    150,000      8,491     10,947     14,082      7,551      9,926     13,061
8      19,740    150,000    150,000    150,000      9,573     12,752     16,983      8,676     11,839     16,070
9      22,794    150,000    150,000    150,000     10,606     14,610     20,165      9,799     13,803     19,358
10     26,001    150,000    150,000    150,000     11,576     16,509     23,647     10,877     15,810     22,948
15     44,607    150,000    150,000    150,000     15,529     26,757     47,002     15,529     26,757     47,002
20     68,354    150,000    150,000    150,000     17,415     38,626     87,145     17,415     38,626     87,145

These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

** Current cost of insurance charges, mortality and expense risk charge, monthly administrative charge and administrative expense charge.

                                   MARKETLIFE
           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION
                     ILLUSTRATED WITH GUARANTEED CHARGES**

Male, Issue Age 45                                           Face Amount $150,000
Preferred, Non Smoker                                        Annual Premium $1,968.75

       TOTAL
      PREMIUMS           DEATH BENEFIT                      CASH VALUE                  CASH SURRENDER VALUE
      WITH 5%    ------------------------------   ------------------------------   ------------------------------
YEAR  INTEREST      0%         6%        12%         0%         6%        12%         0%         6%        12%
-----------------------------------------------------------------------------------------------------------------
1       2,067    150,000    150,000    150,000       716         792        868         0           0          0
2       4,238    150,000    150,000    150,000     1,368       1,565      1,772       317         502        697
3       6,517    150,000    150,000    150,000     1,954       2,315      2,712       976       1,315      1,688
4       8,910    150,000    150,000    150,000     2,898       3,479      4,145     1,970       2,516      3,142
5      11,423    150,000    150,000    150,000     3,763       4,631      5,663     2,891       3,707      4,677
6      14,061    150,000    150,000    150,000     4,542       5,761      7,268     3,731       4,877      6,293
7      16,831    150,000    150,000    150,000     5,224       6,858      8,961     4,480       6,016      7,993
8      19,740    150,000    150,000    150,000     5,800       7,911     10,742     5,130       7,114      9,829
9      22,794    150,000    150,000    150,000     6,258       8,903     12,608     5,667       8,153     11,801
10     26,001    150,000    150,000    150,000     6,587       9,822     14,562     6,084       9,125     13,863
15     44,607    150,000    150,000    150,000     6,003      12,874     25,840     6,003      12,874     25,840
20     68,354    150,000    150,000    150,000       271      11,712     41,397       271      11,712     41,397

These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

** Guaranteed cost of insurance charges, mortality and expense risk charge, monthly administrative charge and administrative expense charge.

        MARKETLIFE POLICIES ISSUED BETWEEN JULY 12, 1995 AND MAY 1, 1998
           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION
                       ILLUSTRATED WITH CURRENT CHARGES**



Female, Issue Age 45                                         Face Amount: $150,000
Preferred Non-Smoker                                         Annual Premium: $1,595.63


       TOTAL
      PREMIUMS           DEATH BENEFIT                      CASH VALUE                  CASH SURRENDER VALUE
      WITH 5%    ------------------------------   ------------------------------   ------------------------------
YEAR  INTEREST      0%         6%        12%         0%         6%        12%         0%         6%        12%
-----------------------------------------------------------------------------------------------------------------

1       1,675    150,000    150,000    150,000      1,005      1,080      1,155          0          0          9
2       3,435    150,000    150,000    150,000      1,980      2,193      2,417        892      1,092      1,303
3       5,282    150,000    150,000    150,000      2,918      3,335      3,789      1,882      2,274      2,701
4       7,221    150,000    150,000    150,000      3,961      4,651      5,432      2,969      3,617      4,352
5       9,258    150,000    150,000    150,000      4,964      6,001      7,224      4,020      4,994      6,144
6      11,396    150,000    150,000    150,000      5,925      7,388      9,179      5,031      6,406      8,162
7      13,641    150,000    150,000    150,000      6,849      8,813     11,319      6,008      7,904     10,410
8      15,999    150,000    150,000    150,000      7,734     10,281     13,664      6,947      9,480     12,863
9      18,474    150,000    150,000    150,000      8,582     11,791     16,235      7,887     11,096     15,540
10     21,073    150,000    150,000    150,000      9,387     13,342     19,055      8,800     12,755     18,468
15     36,153    150,000    150,000    150,000     12,612     21,610     37,784     12,612     21,610     37,784
20     55,399    150,000    150,000    150,000     14,663     31,415     69,475     14,663     31,415     69,475



These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.



** Current cost of insurance charges, mortality and expense risk charge, monthly administrative charge and administrative expense charge.

        MARKETLIFE POLICIES ISSUED BETWEEN JULY 12, 1995 AND MAY 1, 1998
           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION
                     ILLUSTRATED WITH GUARANTEED CHARGES**



Female, Issue Age 45                                         Face Amount: $150,000
Preferred Non-Smoker                                         Annual Premium: $1,595.63


       TOTAL
      PREMIUMS           DEATH BENEFIT                      CASH VALUE                  CASH SURRENDER VALUE
      WITH 5%    ------------------------------   ------------------------------   ------------------------------
YEAR  INTEREST      0%         6%        12%         0%         6%        12%         0%         6%        12%
-----------------------------------------------------------------------------------------------------------------

1       1,675    150,000    150,000    150,000       522         581        641         0           0          0
2       3,435    150,000    150,000    150,000     1,001       1,153      1,314         0         115        266
3       5,282    150,000    150,000    150,000     1,437       1,713      2,018       490         749      1,036
4       7,221    150,000    150,000    150,000     2,254       2,701      3,212     1,364       1,784      2,265
5       9,258    150,000    150,000    150,000     3,017       3,690      4,489     2,189       2,822      3,573
6      11,396    150,000    150,000    150,000     3,722       4,677      5,854     2,960       3,858      4,964
7      13,641    150,000    150,000    150,000     4,367       5,659      7,314     3,674       4,889      6,445
8      15,999    150,000    150,000    150,000     4,945       6,629      8,873     4,326       5,909      8,072
9      18,474    150,000    150,000    150,000     5,452       7,582     10,539     4,909       6,911      9,844
10     21,073    150,000    150,000    150,000     5,887       8,516     12,322     5,426       7,929     11,735
15     36,153    150,000    150,000    150,000     7,020      12,893     23,597     7,020      12,893     23,597
20     55,399    150,000    150,000    150,000     5,865      16,352     41,209     5,865      16,352     41,209



These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.



** Guaranteed cost of insurance charges, mortality and expense risk charge, monthly administrative charge and administrative expense charge.

        MARKETLIFE POLICIES ISSUED BETWEEN JULY 12, 1995 AND MAY 1, 1998
           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION
                       ILLUSTRATED WITH CURRENT CHARGES**



Male, Issue Age 45                                           Face Amount: $150,000
Preferred Non-Smoker                                         Annual Premium: $1,968.75


       TOTAL
      PREMIUMS           DEATH BENEFIT                      CASH VALUE                  CASH SURRENDER VALUE
      WITH 5%    ------------------------------   ------------------------------   ------------------------------
YEAR  INTEREST      0%         6%        12%         0%         6%        12%         0%         6%        12%
-----------------------------------------------------------------------------------------------------------------

1       2,067    150,000    150,000    150,000      1,271      1,365      1,459        118        206        294
2       4,238    150,000    150,000    150,000      2,497      2,764      3,044      1,378      1,629      1,892
3       6,517    150,000    150,000    150,000      3,680      4,202      4,771      2,598      3,089      3,624
4       8,910    150,000    150,000    150,000      4,962      5,827      6,806      3,910      4,723      5,643
5      11,423    150,000    150,000    150,000      6,187      7,488      9,019      5,169      6,392      7,831
6      14,061    150,000    150,000    150,000      7,364      9,194     11,437      6,384      8,104     10,308
7      16,831    150,000    150,000    150,000      8,491     10,947     14,082      7,551      9,926     13,061
8      19,740    150,000    150,000    150,000      9,573     12,752     16,983      8,676     11,839     16,070
9      22,794    150,000    150,000    150,000     10,606     14,610     20,165      9,799     13,803     19,358
10     26,001    150,000    150,000    150,000     11,576     16,509     23,647     10,877     15,810     22,948
15     44,607    150,000    150,000    150,000     15,529     26,757     47,002     15,529     26,757     47,002
20     68,354    150,000    150,000    150,000     17,237     38,258     86,362     17,237     38,258     86,362



These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.



** Current cost of insurance charges, mortality and expense risk charge, monthly administrative charge and administrative expense charge.

        MARKETLIFE POLICIES ISSUED BETWEEN JULY 12, 1995 AND MAY 1, 1998
           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION
                     ILLUSTRATED WITH GUARANTEED CHARGES**



Male, Issue Age 45                                           Face Amount: $150,000
Preferred Non-Smoker                                         Annual Premium: $1,968.75


       TOTAL
      PREMIUMS           DEATH BENEFIT                      CASH VALUE                  CASH SURRENDER VALUE
      WITH 5%    ------------------------------   ------------------------------   ------------------------------
YEAR  INTEREST      0%         6%        12%         0%         6%        12%         0%         6%        12%
-----------------------------------------------------------------------------------------------------------------

1       2,067    150,000    150,000    150,000       716         792        868         0           0          0
2       4,238    150,000    150,000    150,000     1,368       1,565      1,772       317         502        697
3       6,517    150,000    150,000    150,000     1,954       2,315      2,712       976       1,315      1,688
4       8,910    150,000    150,000    150,000     2,898       3,479      4,145     1,970       2,516      3,142
5      11,423    150,000    150,000    150,000     3,763       4,631      5,663     2,891       3,707      4,677
6      14,061    150,000    150,000    150,000     4,542       5,761      7,268     3,731       4,877      6,293
7      16,831    150,000    150,000    150,000     5,224       6,858      8,961     4,480       6,016      7,993
8      19,740    150,000    150,000    150,000     5,800       7,911     10,742     5,130       7,114      9,829
9      22,794    150,000    150,000    150,000     6,258       8,903     12,608     5,667       8,153     11,801
10     26,001    150,000    150,000    150,000     6,587       9,822     14,562     6,084       9,125     13,863
15     44,607    150,000    150,000    150,000     6,003      12,874     25,840     6,003      12,874     25,840
20     68,354    150,000    150,000    150,000       223      11,556     40,979       223      11,556     40,979



These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.



** Guaranteed cost of insurance charges, mortality and expense risk charge, monthly administrative charge and administrative expense charge.

              MARKETLIFE POLICIES ISSUED PRIOR TO JULY 12TH, 1995
           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION
                       ILLUSTRATED WITH CURRENT CHARGES**



Female, Issue Age 45                                         Face Amount $150,000
Preferred, Non-Smoker                                        Annual Premium $1,595.63


       TOTAL
      PREMIUMS           DEATH BENEFIT                      CASH VALUE                  CASH SURRENDER VALUE
      WITH 5%    ------------------------------   ------------------------------   ------------------------------
YEAR  INTEREST      0%         6%        12%         0%         6%        12%         0%         6%        12%
-----------------------------------------------------------------------------------------------------------------

1       1,675    150,000    150,000    150,000      1,008      1,084      1,159          0          0         12
2       3,435    150,000    150,000    150,000      1,990      2,204      2,428        902      1,103      1,313
3       5,282    150,000    150,000    150,000      2,938      3,357      3,812      1,901      2,295      2,722
4       7,221    150,000    150,000    150,000      3,994      4,688      5,473      3,000      3,652      4,390
5       9,258    150,000    150,000    150,000      5,011      6,058      7,290      4,064      5,048      6,206
6      11,396    150,000    150,000    150,000      5,992      7,469      9,279      5,094      6,482      8,262
7      13,641    150,000    150,000    150,000      6,936      8,925     11,461      6,089      8,016     10,552
8      15,999    150,000    150,000    150,000      7,845     10,428     13,859      7,052      9,627     13,058
9      18,474    150,000    150,000    150,000      8,718     11,980     16,498      8,023     11,285     15,803
10     21,073    150,000    150,000    150,000      9,552     13,581     19,399      8,965     12,994     18,812
15     36,153    150,000    150,000    150,000     12,948     22,213     38,869     12,948     22,213     38,869
20     55,399    150,000    150,000    150,000     14,882     31,983     70,885     14,882     31,983     70,885



These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.



** Current cost of insurance charges, mortality and expense risk charge, monthly administrative charge and administrative expense charge.

               MARKETLIFE POLICIES ISSUED PRIOR TO JULY 12, 1995
           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION
                     ILLUSTRATED WITH GUARANTEED CHARGES**



Female, Issue Age 45                                         Face Amount $150,000
Preferred, Non-Smoker                                        Annual Premium $1,595.63



       TOTAL
      PREMIUMS           DEATH BENEFIT                      CASH VALUE                  CASH SURRENDER VALUE
      WITH 5%    ------------------------------   ------------------------------   ------------------------------
YEAR  INTEREST      0%         6%        12%         0%         6%        12%         0%         6%        12%
-----------------------------------------------------------------------------------------------------------------
1       1,675    150,000    150,000    150,000       522         581        641         0           0          0
2       3,435    150,000    150,000    150,000     1,001       1,153      1,314         0         115        266
3       5,282    150,000    150,000    150,000     1,437       1,713      2,018       490         749      1,036
4       7,221    150,000    150,000    150,000     2,254       2,701      3,212     1,364       1,784      2,265
5       9,258    150,000    150,000    150,000     3,017       3,690      4,489     2,189       2,822      3,573
6      11,396    150,000    150,000    150,000     3,722       4,677      5,854     2,960       3,858      4,964
7      13,641    150,000    150,000    150,000     4,367       5,659      7,314     3,674       4,889      6,445
8      15,999    150,000    150,000    150,000     4,945       6,629      8,873     4,326       5,909      8,072
9      18,474    150,000    150,000    150,000     5,452       7,582     10,539     4,909       6,911      9,844
10     21,073    150,000    150,000    150,000     5,887       8,516     12,322     5,426       7,929     11,735
15     36,153    150,000    150,000    150,000     7,020      12,893     23,597     7,020      12,893     23,597
20     55,399    150,000    150,000    150,000     5,697      15,969     40,345     5,697      15,969     40,345



These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.



** Guaranteed cost of insurance charges, mortality and expense risk charge, monthly administrative charge and administrative expense charge.

              MARKETLIFE POLICIES ISSUED PRIOR TO JULY 12TH, 1995


           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY


                           LEVEL DEATH BENEFIT OPTION


                       ILLUSTRATED WITH CURRENT CHARGES**



Male, Issue Age 45                                           Face Amount $150,000
Preferred, Non-Smoker                                        Annual Premium $1,968.75


       TOTAL
      PREMIUMS           DEATH BENEFIT                      CASH VALUE                  CASH SURRENDER VALUE
      WITH 5%    ------------------------------   ------------------------------   ------------------------------
YEAR  INTEREST      0%         6%        12%         0%         6%        12%         0%         6%        12%
-----------------------------------------------------------------------------------------------------------------

1       2,067    150,000    150,000    150,000      1,276      1,370      1,464        122        211        299
2       4,238    150,000    150,000    150,000      2,510      2,778      3,058      1,390      1,642      1,906
3       6,517    150,000    150,000    150,000      3,705      4,230      4,801      2,622      3,115      3,652
4       8,910    150,000    150,000    150,000      5,003      5,873      6,858      3,948      4,766      5,692
5      11,423    150,000    150,000    150,000      6,247      7,558      9,102      5,226      6,458      7,909
6      14,061    150,000    150,000    150,000      7,447      9,296     11,561      6,462      8,200     10,432
7      16,831    150,000    150,000    150,000      8,600     11,086     14,259      7,654     10,065     13,238
8      19,740    150,000    150,000    150,000      9,711     12,937     17,227      8,806     12,024     16,314
9      22,794    150,000    150,000    150,000     10,776     14,847     20,493      9,969     14,040     19,686
10     26,001    150,000    150,000    150,000     11,781     16,807     24,077     11,082     16,108     23,378
15     44,607    150,000    150,000    150,000     15,948     27,511     48,361     15,948     27,511     48,361
20     68,354    150,000    150,000    150,000     17,519     38,985     88,166     17,519     38,985     88,166



These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.



** Current cost of insurance charges, mortality and expense risk charge, monthly administrative charge and administrative expense charge.

              MARKETLIFE POLICIES ISSUED PRIOR TO JULY 12TH, 1995
           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION
                     ILLUSTRATED WITH GUARANTEED CHARGES**



Male, Issue Age 45                                           Face Amount $150,000
Preferred, Non Smoker                                        Annual Premium $1,968.75


       TOTAL
      PREMIUMS           DEATH BENEFIT                      CASH VALUE                  CASH SURRENDER VALUE
      WITH 5%    ------------------------------   ------------------------------   ------------------------------
YEAR  INTEREST      0%         6%        12%         0%         6%        12%         0%         6%        12%
-----------------------------------------------------------------------------------------------------------------

1       2,067    150,000    150,000    150,000       716         792        868         0           0          0
2       4,238    150,000    150,000    150,000     1,368       1,565      1,772       317         502        697
3       6,517    150,000    150,000    150,000     1,954       2,315      2,712       976       1,315      1,688
4       8,910    150,000    150,000    150,000     2,898       3,479      4,145     1,970       2,516      3,142
5      11,423    150,000    150,000    150,000     3,763       4,631      5,663     2,891       3,707      4,677
6      14,061    150,000    150,000    150,000     4,542       5,761      7,268     3,731       4,877      6,293
7      16,831    150,000    150,000    150,000     5,224       6,858      8,961     4,480       6,016      7,993
8      19,740    150,000    150,000    150,000     5,800       7,911     10,742     5,130       7,114      9,829
9      22,794    150,000    150,000    150,000     6,258       8,903     12,608     5,667       8,153     11,801
10     26,001    150,000    150,000    150,000     6,587       9,822     14,562     6,084       9,125     13,863
15     44,607    150,000    150,000    150,000     6,003      12,874     25,840     6,003      12,874     25,840
20     68,354    150,000    150,000    150,000       119      11,209     40,052       119      11,209     40,052



These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.



** Guaranteed cost of insurance charges, mortality and expense risk charge, monthly administrative charge and administrative expense charge.

                                   APPENDIX A
                            ANNUAL MINIMUM PREMIUMS
                        (Per Thousand of Stated Amount)

AGE    MALE    FEMALE
---    ----    ------
 0      2.80     2.42
 1      2.69     2.47
 2      2.59     2.48
 3      2.58     2.47
 4      2.58     2.47
 5      2.58     2.47
 6      2.58     2.47
 7      2.60     2.49
 8      2.62     2.52
 9      2.66     2.56
10      2.72     2.62
11      2.80     2.68
12      2.89     2.76
13      3.01     2.84
14      3.13     2.94
15      3.25     3.04
16      3.38     3.16
17      3.51     3.28
18      3.62     3.40
19      3.72     3.47
20      3.81     3.53
21      3.90     3.60
22      3.98     3.67
23      4.05     3.73
24      4.08     3.71
25      4.13     3.76
26      4.30     3.93
27      4.45     4.09
28      4.61     4.26
29      4.76     4.41
30      4.92     4.60
31      5.12     4.80
32      5.32     5.02
33      5.52     5.22
34      5.74     5.46
35      5.98     5.71
36      6.33     6.01
37      6.66     6.31
38      7.01     6.64
39      7.34     6.97
40      7.69     7.34
41      8.17     7.75
42      8.66     8.18
43      9.14     8.62
44      9.63     9.11
45     10.11     9.59
46     10.79    10.13
47     11.47    10.70

AGE    MALE    FEMALE
---    ----    ------
48     12.15    11.29
49     12.83    11.89
50     13.51    12.51
51     14.42    13.18
52     15.34    13.86
53     16.24    14.53
54     17.16    15.29
55     18.07    16.10
56     19.43    17.11
57     20.79    18.20
58     22.16    19.35
59     23.52    20.51
60     24.88    21.68
61     27.11    22.98
62     29.34    24.27
63     31.57    25.59
64     33.80    27.01
65     36.03    28.57
66     38.86    30.12
67     41.70    31.63
68     44.52    33.29
69     47.36    35.39
70     49.76    37.75
71     54.39    40.67
72     59.04    44.16
73     63.71    48.15
74     68.41    52.54
75     72.60    57.27
76     80.21    62.20
77     87.34    67.37
78     94.52    73.00
79    101.76    79.30
80    109.06    86.49
81    120.34    94.56
82    131.76   103.39
83    143.32   112.96
84    155.03   123.28
85    166.88   138.49
86    170.39   149.27
87    177.17   159.84
88    191.28   171.55
89    208.18   185.73
90    241.15   203.75
91    254.21   225.63
92    282.60   250.53
93    314.35   278.47
94    349.51   309.50

APPENDIX A -- ANNUAL MINIMUM PREMIUMS

                                   APPENDIX B
                 PER THOUSAND OF STATED AMOUNT SURRENDER CHARGE
                                  (First Year)

                     STATED AMOUNT
        ---------------------------------------
ISSUE     $50,000       $500,000     $1,000,000
 AGE    TO $499,999    TO $999,999   AND ABOVE
-----   -----------    -----------   ----------
  0         2.04           1.84         1.63
  1         2.04           1.84         1.63
  2         2.04           1.84         1.63
  3         2.04           1.84         1.63
  4         2.04           1.84         1.63
  5         2.19           1.97         1.75
  6         2.19           1.97         1.75
  7         2.21           1.99         1.77
  8         2.23           2.01         1.78
  9         2.26           2.03         1.81
 10         2.39           2.15         1.91
 11         2.46           2.21         1.97
 12         2.54           2.29         2.03
 13         2.65           2.39         2.12
 14         2.75           2.48         2.20
 15         2.76           2.48         2.21
 16         2.77           2.49         2.22
 17         2.79           2.51         2.23
 18         2.82           2.54         2.26
 19         2.90           2.61         2.32
 20         2.86           2.57         2.29
 21         2.93           2.64         2.34
 22         2.99           2.69         2.39
 23         3.04           2.74         2.43
 24         3.06           2.75         2.45
 25         3.08           2.77         2.46
 26         3.14           2.83         2.51
 27         3.25           2.93         2.60
 28         3.37           3.03         2.70
 29         3.47           3.12         2.78
 30         3.49           3.14         2.79
 31         3.64           3.28         2.91
 32         3.78           3.40         3.02

                     STATED AMOUNT
        ---------------------------------------
ISSUE     $50,000       $500,000     $1,000,000
 AGE    TO $499,999    TO $999,999   AND ABOVE
-----   -----------    -----------   ----------
 33         3.92           3.53         3.14
 34         4.08           3.67         3.26
 35         4.19           3.77         3.35
 36         4.43           3.99         3.54
 37         4.66           4.19         3.73
 38         4.91           4.42         3.93
 39         5.14           4.63         4.11
 40         5.69           5.12         4.55
 41         6.05           5.45         4.84
 42         6.41           5.77         5.13
 43         6.76           6.08         5.41
 44         7.13           6.42         5.70
 45         7.18           6.46         5.74
 46         7.66           6.89         6.13
 47         8.14           7.33         6.51
 48         8.63           7.77         6.90
 49         9.11           8.20         7.29
 50        10.00           9.00         8.00
 51        10.67           9.60         8.54
 52        11.35          10.22         9.06
 53        12.02          10.82         9.62
 54        12.70          11.43        10.16
 55        13.01          11.71        10.41
 56        13.99          12.69        11.19
 57        14.97          13.47        11.98
 58        15.96          14.36        12.77
 59        16.93          15.24        13.54
 60        17.91          16.12        14.33
 61        19.52          17.57        15.82
 62        21.12          19.01        16.90
 63        22.73          20.46        18.18
 64        24.34          21.91        19.47
 65+       25.40          22.85        20.32

APPENDIX B -- PER THOUSAND OF STATED AMOUNT SURRENDER CHARGE

                                   APPENDIX C
                     CURRENT MONTHLY ADMINISTRATIVE CHARGE
                        (Per Thousand of Stated Amount)
             Applicable for Three Years Following Issue or Increase

                                  NON-SMOKERS

                    STATED AMOUNT
        --------------------------------------
ISSUE     $50,000      $250,000     $1,000,000
 AGE    TO $249,999   TO $999,999   AND ABOVE
-----   -----------   -----------   ----------
  0
  1
  2
  3
  4
  5
  6
  7
  8
  9
 10
 11
 12
 13
 14
 15
 16
 17
 18
 19
 20        0.08          0.00          0.00
 21        0.08          0.00          0.00
 22        0.08          0.00          0.00
 23        0.08          0.00          0.00
 24        0.08          0.00          0.00
 25        0.08          0.00          0.00
 26        0.08          0.00          0.00
 27        0.08          0.00          0.00
 28        0.08          0.00          0.00
 29        0.08          0.00          0.00
 30        0.08          0.00          0.00
 31        0.08          0.00          0.00
 32        0.08          0.00          0.00

                    STATED AMOUNT
        --------------------------------------
ISSUE     $50,000      $250,000     $1,000,000
 AGE    TO $249,999   TO $999,999   AND ABOVE
-----   -----------   -----------   ----------
 33        0.08          0.00          0.00
 34        0.08          0.00          0.00
 35        0.08          0.00          0.00
 36        0.08          0.00          0.00
 37        0.08          0.00          0.00
 38        0.08          0.00          0.00
 39        0.08          0.00          0.00
 40        0.08          0.00          0.00
 41        0.08          0.00          0.00
 42        0.08          0.00          0.00
 43        0.08          0.00          0.00
 44        0.08          0.00          0.00
 45        0.08          0.00          0.00
 46        0.08          0.00          0.00
 47        0.09          0.00          0.00
 48        0.09          0.00          0.00
 49        0.10          0.00          0.00
 50        0.10          0.00          0.00
 51        0.11          0.00          0.00
 52        0.11          0.00          0.00
 53        0.12          0.00          0.00
 54        0.12          0.00          0.00
 55        0.12          0.00          0.00
 56        0.13          0.00          0.00
 57        0.13          0.00          0.00
 58        0.14          0.00          0.00
 59        0.14          0.00          0.00
 60        0.15          0.00          0.00
 61        0.15          0.00          0.00
 62        0.15          0.00          0.00
 63        0.15          0.00          0.00
 64        0.15          0.00          0.00
 65+       0.15          0.00          0.00

APPENDIX C -- CURRENT MONTHLY ADMINISTRATIVE CHARGE

                     CURRENT MONTHLY ADMINISTRATIVE CHARGE
                        (Per Thousand of Stated Amount)
             Applicable for Three Years Following Issue or Increase

                                    SMOKERS

                    STATED AMOUNT
        --------------------------------------
ISSUE     $50,000      $500,000     $1,000,000
 AGE    TO $499,999   TO $999,999   AND ABOVE
-----   -----------   -----------   ----------
  0        0.12          0.08          0.00
  1        0.12          0.08          0.00
  2        0.12          0.08          0.00
  3        0.12          0.08          0.00
  4        0.12          0.08          0.00
  5        0.12          0.08          0.00
  6        0.13          0.08          0.00
  7        0.14          0.08          0.00
  8        0.15          0.08          0.00
  9        0.16          0.08          0.00
 10        0.16          0.08          0.00
 11        0.16          0.08          0.00
 12        0.16          0.08          0.00
 13        0.16          0.08          0.00
 14        0.16          0.08          0.00
 15        0.16          0.08          0.00
 16        0.16          0.08          0.00
 17        0.16          0.08          0.00
 18        0.16          0.08          0.00
 19        0.16          0.08          0.00
 20        0.16          0.08          0.00
 21        0.16          0.08          0.00
 22        0.16          0.08          0.00
 23        0.16          0.08          0.00
 24        0.16          0.08          0.00
 25        0.16          0.08          0.00
 26        0.16          0.09          0.00
 27        0.17          0.09          0.00
 28        0.17          0.09          0.00
 29        0.18          0.09          0.00
 30        0.18          0.09          0.00
 31        0.18          0.09          0.00
 32        0.18          0.09          0.00

                    STATED AMOUNT
        --------------------------------------
ISSUE     $50,000      $500,000     $1,000,000
 AGE    TO $499,999   TO $999,999   AND ABOVE
-----   -----------   -----------   ----------
 33        0.19          0.09          0.00
 34        0.19          0.09          0.00
 35        0.19          0.09          0.00
 36        0.20          0.09          0.00
 37        0.21          0.10          0.00
 38        0.22          0.10          0.00
 39        0.23          0.10          0.00
 40        0.23          0.10          0.00
 41        0.24          0.10          0.00
 42        0.24          0.10          0.00
 43        0.24          0.10          0.00
 44        0.24          0.10          0.00
 45        0.24          0.10          0.00
 46        0.25          0.11          0.00
 47        0.26          0.11          0.00
 48        0.27          0.11          0.00
 49        0.28          0.11          0.00
 50        0.29          0.15          0.00
 51        0.30          0.15          0.00
 52        0.32          0.15          0.00
 53        0.33          0.15          0.00
 54        0.34          0.15          0.00
 55        0.35          0.15          0.00
 56        0.35          0.15          0.00
 57        0.35          0.15          0.00
 58        0.36          0.15          0.00
 59        0.36          0.15          0.00
 60        0.36          0.15          0.00
 61        0.38          0.15          0.00
 62        0.38          0.15          0.00
 63        0.38          0.15          0.00
 64        0.39          0.15          0.00
 65+       0.39          0.15          0.00

                                 APPENDIX C(1)
                    GUARANTEED MONTHLY ADMINISTRATIVE CHARGE
                        (Per Thousand of Stated Amount)
             Applicable for Three Years Following Issue or Increase

                            SMOKERS AND NON-SMOKERS

                    STATED AMOUNT
        --------------------------------------
ISSUE     $50,000      $500,000     $1,000,000
 AGE    TO $499,999   TO $999,999   AND ABOVE
-----   -----------   -----------   ----------
  0        0.16          0.08          0.00
  1        0.16          0.08          0.00
  2        0.16          0.08          0.00
  3        0.16          0.08          0.00
  4        0.16          0.08          0.00
  5        0.16          0.08          0.00
  6        0.16          0.08          0.00
  7        0.16          0.08          0.00
  8        0.16          0.08          0.00
  9        0.16          0.08          0.00
 10        0.16          0.08          0.00
 11        0.16          0.08          0.00
 12        0.16          0.08          0.00
 13        0.16          0.08          0.00
 14        0.16          0.08          0.00
 15        0.16          0.08          0.00
 16        0.16          0.08          0.00
 17        0.16          0.08          0.00
 18        0.16          0.08          0.00
 19        0.16          0.08          0.00
 20        0.16          0.08          0.00
 21        0.16          0.08          0.00
 22        0.16          0.08          0.00
 23        0.16          0.08          0.00
 24        0.16          0.08          0.00
 25        0.16          0.08          0.00
 26        0.16          0.09          0.00
 27        0.17          0.09          0.00
 28        0.17          0.09          0.00
 29        0.18          0.09          0.00
 30        0.18          0.09          0.00
 31        0.18          0.09          0.00
 32        0.18          0.09          0.00

                    STATED AMOUNT
        --------------------------------------
ISSUE     $50,000      $500,000     $1,000,000
 AGE    TO $499,999   TO $999,999   AND ABOVE
-----   -----------   -----------   ----------
 33        0.19          0.09          0.00
 34        0.19          0.09          0.00
 35        0.19          0.09          0.00
 36        0.20          0.09          0.00
 37        0.21          0.10          0.00
 38        0.22          0.10          0.00
 39        0.23          0.10          0.00
 40        0.23          0.10          0.00
 41        0.24          0.10          0.00
 42        0.24          0.10          0.00
 43        0.24          0.10          0.00
 44        0.24          0.10          0.00
 45        0.24          0.10          0.00
 46        0.25          0.11          0.00
 47        0.26          0.11          0.00
 48        0.27          0.11          0.00
 49        0.28          0.11          0.00
 50        0.29          0.15          0.00
 51        0.30          0.15          0.00
 52        0.32          0.15          0.00
 53        0.33          0.15          0.00
 54        0.34          0.15          0.00
 55        0.35          0.15          0.00
 56        0.35          0.15          0.00
 57        0.35          0.15          0.00
 58        0.36          0.15          0.00
 59        0.36          0.15          0.00
 60        0.36          0.15          0.00
 61        0.38          0.15          0.00
 62        0.38          0.15          0.00
 63        0.38          0.15          0.00
 64        0.39          0.15          0.00
 65+       0.39          0.15          0.00

APPENDIX C(1) -- GUARANTEED MONTHLY ADMINISTRATIVE CHARGE

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1998





                       STATEMENT OF ASSETS AND LIABILITIES
                                    DECEMBER 31, 1998



ASSETS:
Investments in eligible funds at market value:
American Odyssey Funds, Inc, 32,132 shares (cost $465,733)                              $ 474,479
Capital Appreciation Fund, 175,485 shares (cost $8,146,283)                            12,764,814
Dreyfus Stock Index Fund, 189,204 shares (cost $4,970,776)                              6,152,928
Fidelity's Variable Insurance Products Fund, 1,006,012 shares (cost $21,774,158)       26,352,825
Fidelity's Variable Insurance Products Fund II, 303,586 shares (cost $4,775,665)        5,513,114
Greenwich Street Series Fund, 59,798 shares (cost $979,615)                             1,049,447
High Yield Bond Trust, 21,748 shares (cost $202,284)                                      214,220
Managed Assets Trust, 131,393 shares (cost $2,168,075)                                  2,626,536
Money Market Portfolio, 2,934,461 shares (cost $2,934,461)                              2,934,461
Templeton Variable Products Series Fund, 651,109 shares (cost $13,358,259)             13,393,279
The Travelers Series Trust, 509,501 shares (cost $5,701,816)                            5,867,480
Travelers Series Fund Inc, 526,822 shares (cost $8,529,771)                            10,158,229
                                                                                      -----------

Total Investments (cost $74,006,896)                                                                          $ 87,501,812

Receivables:
Dividends                                                                                                          395,856
Premium payments and transfers from other Travelers accounts                                                        94,601
Other assets                                                                                                           842
                                                                                                              ------------

Total Assets                                                                                                    87,993,111
                                                                                                              ------------


LIABILITIES:
Payables:
Contract surrenders and transfers to other Travelers accounts                                                       12,953
Insurance charges                                                                                                   13,506
Administrative charges                                                                                               1,036
                                                                                                              ------------

Total Liabilities                                                                                                   27,495
                                                                                                              ------------

NET ASSETS:                                                                                                   $ 87,965,616
                                                                                                              ============



                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998



INVESTMENT INCOME:
Dividends                                                                                                        $ 5,453,417

EXPENSES:
Insurance charges                                                                          $   530,563
Administrative charges                                                                          38,285
                                                                                           -----------

Total expenses                                                                                                       568,848
                                                                                                                 -----------

Net investment income                                                                                              4,884,569
                                                                                                                 -----------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
Proceeds from investments sold                                                              20,652,837
Cost of investments sold                                                                    18,056,633
                                                                                           -----------

Net realized gain (loss)                                                                                           2,596,204

Change in unrealized gain (loss) on investments:
Unrealized gain at December 31, 1997                                                         8,096,664
Unrealized gain at December 31, 1998                                                        13,494,916
                                                                                           -----------

Net change in unrealized gain (loss) for the year                                                                  5,398,252
                                                                                                                 -----------

Net realized gain (loss) and change in unrealized gain (loss)                                                      7,994,456
                                                                                                                 -----------

Net increase in net assets resulting from operations                                                            $ 12,879,025
                                                                                                                ============




                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997






                                                                         1998                 1997
                                                                     ------------         ------------

OPERATIONS:
Net investment income                                                $  4,884,569         $  2,447,570
Net realized gain (loss) from investment transactions                   2,596,204            1,450,336
Net change in unrealized gain (loss) on investments                     5,398,252            4,607,783
                                                                     ------------         ------------

Net increase in net assets resulting from operations                   12,879,025            8,505,689
                                                                     ------------         ------------

UNIT TRANSACTIONS:
Participant premium payments
(applicable to 12,749,964 and 12,005,909 units, respectively)          22,622,231           19,096,022
Participant transfers from other Travelers accounts
(applicable to 8,850,476 and 8,679,346 units, respectively)            16,644,515           13,453,685
Contract surrenders
(applicable to 5,653,725 and 3,304,273 units, respectively)           (10,097,307)          (5,554,224)
Participant transfers to other Travelers accounts
(applicable to 10,422,931 and 9,048,261 units, respectively)          (17,682,682)         (13,733,134)
Other payments to participants
(applicable to 220,614 and 23,301 units, respectively)                   (458,339)             (33,914)
                                                                     ------------         ------------

Net increase in net assets resulting from unit transactions            11,028,418           13,228,435
                                                                     ------------         ------------

Net increase in net assets                                             23,907,443           21,734,124

NET ASSETS:
Beginning of year                                                      64,058,173           42,324,049
                                                                     ------------         ------------

End of year                                                          $ 87,965,616         $ 64,058,173
                                                                     ============         ============



                        See Notes to Financial Statements

                          NOTES TO FINANCIAL STATEMENTS


1.  SIGNIFICANT ACCOUNTING POLICIES

The Travelers Fund UL for Variable Life Insurance ("Fund UL") is a separate account of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Citigroup Inc. (formerly Travelers Group Inc.), and is available for funding certain variable life insurance contracts issued by The Travelers. Fund UL is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Travelers interest in the net assets of Fund UL was $2,498,370 at December 31, 1998.

Participant premium payments applied to Fund UL are invested in one or more eligible funds in accordance with the selection made by the owner. As of December 31, 1998, the eligible funds available under Fund UL were: Managed Assets Trust; High Yield Bond Trust; Capital Appreciation Fund; Money Market Portfolio (formerly Cash Income Trust); U.S. Government Securities Portfolio, Utilities Portfolio, Zero Coupon Bond Fund Portfolio Series 2000 and Zero Coupon Bond Fund Portfolio Series 2005 of The Travelers Series Trust; Alliance Growth Portfolio, Smith Barney Large Cap Value Portfolio (formerly Smith Barney Income and Growth Portfolio), Smith Barney High Income Portfolio, MFS Total Return Portfolio and AIM Capital Appreciation Portfolio of Travelers Series Fund Inc.; Total Return Portfolio of Greenwich Street Series Fund (all of which are managed by affiliates of The Travelers); Templeton Bond Fund (Class 1 shares), Templeton Stock Fund (Class 1 shares) and Templeton Asset Allocation Fund (Class 1 shares) of Templeton Variable Products Series Fund; High Income Portfolio, Growth Portfolio and Equity-Income Portfolio of Fidelity's Variable Insurance Products Fund; Asset Manager Portfolio of Fidelity's Variable Insurance Products Fund II; and Dreyfus Stock Index Fund. All of the funds are Massachusetts business trusts, except for Travelers Series Fund Inc. and Dreyfus Stock Index Fund which are incorporated under Maryland law. Not all funds may be available in all states or to all contract owners.

Effective July 12, 1995, the following funds are no longer available to new contract owners under Fund UL. These funds are: American Odyssey Core Equity Fund, American Odyssey Emerging Opportunities Fund, American Odyssey International Equity Fund, American Odyssey Long-Term Bond Fund, American Odyssey Intermediate-Term Bond Fund and American Odyssey Global High-Yield Bond Fund (formerly American Odyssey Short-Term Bond Fund) of American Odyssey Funds, Inc.

Effective December 18, 1998, Zero Coupon Bond Fund Portfolio Series 1998 of The Travelers Series Trust was fully liquidated.

The following is a summary of significant accounting policies consistently followed by Fund UL in the preparation of its financial statements.

SECURITY VALUATION. Investments are valued daily at the net asset values per share of the underlying funds.

SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES. The operations of Fund UL form a part of the total operations of The Travelers and are not taxed separately. The Travelers is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income of Fund UL. Fund UL is not taxed as a "regulated investment company" under Subchapter M of the Code.

OTHER. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. INVESTMENTS

The aggregate costs of purchases and proceeds from sales of investments were $36,173,612 and $20,652,837, respectively, for the year ended December 31, 1998. Realized gains and losses from investment transactions are reported on an identified cost basis. The cost of investments in eligible funds was $74,006,896 at December 31, 1998. Gross unrealized appreciation for all investments at December 31, 1998 was $14,289,993. Gross unrealized depreciation for all investments at December 31, 1998 was $795,077.

3.  CONTRACT CHARGES

Insurance charges and administrative charges up to a maximum of 0.80% and 0.10%, respectively, of the average net assets of Fund UL on an annual basis, are allowed for mortality and expense risks and administrative expenses assumed by The Travelers. For Price I contracts (all InVest Contracts, MarketLife Contracts issued prior to July 12, 1995, and MarketLife Contracts issued on or after July 12, 1995 where state approval for Enhanced MarketLife had not yet been received), the insurance charges were 0.60% and the administrative charges were waived by The Travelers for the year ended December 31, 1998. For Price II contracts (all MarketLife Contracts issued on or after July 12, 1995, where state approval for Enhanced MarketLife has been received), the insurance charges are 0.80% for the first fifteen policy years, and 0.45% thereafter. The administrative charges for these contracts are 0.10% for the first fifteen policy years and 0% thereafter.

The Travelers receives contingent surrender charges on full or partial contract surrenders. Such charges are computed by applying various percentages to premiums and/or stated contract amounts (as described in the prospectus). The Travelers received $307,722 and $131,429 in satisfaction of such contingent surrender charges for the years ended December 31, 1998 and 1997, respectively.


4.  NET CONTRACT OWNERS' EQUITY



                                                                   DECEMBER 31, 1998
                                                     -----------------------------------------

                                                                           UNIT          NET
                                                         UNITS             VALUE        ASSETS
American Odyssey Funds, Inc
American Odyssey Core Equity Fund
Price I ....................................            30,336        $    2.548    $   77,290
American Odyssey Emerging Opportunities Fund
Price I ....................................           191,574             1.324       253,707
American Odyssey Intermediate-Term Bond Fund
Price I ....................................             1,415             1.257         1,779
American Odyssey International Equity Fund
Price I ....................................            79,390             1.608       127,670
American Odyssey Long-Term Bond Fund
Price I ....................................             7,329             1.480        10,850
American Odyssey Global High-Yield Bond Fund
Price I ....................................             2,703             1.155         3,122

Capital Appreciation Fund
Price I ....................................         1,211,338             4.356     5,275,992
Price II ...................................         1,735,755             4.311     7,482,917

Dreyfus Stock Index Fund
Price I ....................................           632,898             2.807     1,776,837
Price II ...................................         1,574,572             2.779     4,375,461

Fidelity's Variable Insurance Products Fund
Equity-Income Portfolio
Price I ....................................         2,281,753             2.198     5,015,439
Price II ...................................         2,185,272             2.176     4,754,349
Growth Portfolio
Price I ....................................         2,716,535             2.550     6,926,107
Price II ...................................         2,275,742             2.524     5,742,957

                                                                          DECEMBER 31, 1998
                                                                ------------------------------------------

                                                                                    UNIT               NET
                                                                 UNITS             VALUE             ASSETS
Fidelity's Variable Insurance Products Fund (continued)
High Income Portfolio
Price I ...............................................         1,023,855        $    1.441    $1,475,430
Price II ..............................................         1,707,651             1.426     2,435,697

Fidelity's Variable Insurance Products Fund II
Asset Manager Portfolio
Price I ...............................................         2,562,465             1.669     4,278,033
Price II ..............................................           747,088             1.652     1,234,519

Greenwich Street Series Fund
Total Return Portfolio
Price I ...............................................            37,785             1.563        59,075
Price II ..............................................           639,347             1.549       990,224

High Yield Bond Trust
Price I ...............................................            80,415             2.664       214,192

Managed Assets Trust
Price I ...............................................           562,180             3.248     1,825,786
Price II ..............................................           249,491             3.215       801,993

Money Market Portfolio
Price I ...............................................           217,444             1.620       352,204
Price II ..............................................         1,651,980             1.603     2,648,472

Templeton Variable Products Series Fund
Templeton Asset Allocation Fund (Class 1 shares)
Price I ...............................................         1,869,744             1.655     3,094,291
Price II ..............................................           817,109             1.638     1,338,449
Templeton Bond Fund (Class 1 shares)
Price I ...............................................           131,822             1.270       167,405
Price II ..............................................           395,071             1.257       496,603
Templeton Stock Fund (Class 1 shares)
Price I ...............................................         2,910,661             1.628     4,737,612
Price II ..............................................         2,208,000             1.611     3,557,220

The Travelers Series Trust
US Government Securities Portfolio
Price I ...............................................           178,511             1.424       254,233
Price II ..............................................         2,019,497             1.410     2,846,761
Utilities Portfolio
Price I ...............................................           104,282             1.995       208,012
Price II ..............................................            63,564             1.974       125,500

                                                                  DECEMBER 31, 1998
                                                     ------------------------------------------

                                                                           UNIT         NET
                                                       UNITS              VALUE        ASSETS
                                                       -----              -----        ------

The Travelers Series Trust (continued)
Zero Coupon Bond Fund Portfolio Series 2000
Price I ...................................          1,002,043        $    1.198    $ 1,200,936
Price II ..................................             38,914             1.187         46,188
Zero Coupon Bond Fund Portfolio Series 2005
Price I ...................................          1,045,823             1.300      1,359,448
Price II ..................................            167,840             1.287        216,072

Travelers Series Fund Inc
AIM Capital Appreciation Portfolio
Price I ...................................            159,618             1.381        220,467
Price II ..................................          1,212,084             1.369      1,659,892
Alliance Growth Portfolio
Price I ...................................            255,880             2.207        564,660
Price II ..................................          1,856,738             2.185      4,056,066
MFS Total Return Portfolio
Price I ...................................            192,769             1.654        318,924
Price II ..................................            934,652             1.638      1,530,928
Smith Barney High Income Portfolio
Price I ...................................             24,613             1.262         31,059
Price II ..................................            606,346             1.251        758,380
Smith Barney Large Cap Value Portfolio
Price I ...................................             49,624             1.747         86,680
Price II ..................................            548,941             1.730        949,728
                                                                                    -----------

Net Contract Owners' Equity ...............                                         $87,965,616
                                                                                    ===========

5. STATEMENT OF INVESTMENTS


INVESTMENT OPTIONS                                                           NO. OF            MARKET
                                                                             SHARES            VALUE
                                                                          -----------        -----------
AMERICAN ODYSSEY FUNDS, INC. (0.5%)
American Odyssey Core Equity Fund (Cost $59,251) .................              3,751        $    77,300
American Odyssey Emerging Opportunities Fund (Cost $279,592) .....             19,384            253,739
American Odyssey Intermediate-Term Bond Fund (Cost $1,683) .......                160              1,780
American Odyssey International Equity Fund (Cost $111,664) .......              7,578            127,687
American Odyssey Long-Term Bond Fund (Cost $10,270) ..............                944             10,851
American Odyssey Global High-Yield Bond Fund (Cost $3,273) .......                315              3,122
                                                                          -----------        -----------
Total (Cost $465,733) ............................................             32,132            474,479
                                                                          -----------        -----------

CAPITAL APPRECIATION FUND (14.6%)
Total (Cost $8,146,283) ..........................................            175,485         12,764,814
                                                                          -----------        -----------

DREYFUS STOCK INDEX FUND (7.0%)
Total (Cost $4,970,776) ..........................................            189,204          6,152,928
                                                                          -----------        -----------

FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND (30.1%)
Equity-Income Portfolio (Cost $8,246,416) ........................            384,371          9,770,712
Growth Portfolio (Cost $9,391,962) ...............................            282,381         12,670,447
High Income Portfolio (Cost $4,135,780) ..........................            339,260          3,911,666
                                                                          -----------        -----------
Total (Cost $21,774,158) .........................................          1,006,012         26,352,825
                                                                          -----------        -----------

FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND II (6.3%)
Asset Manager Portfolio
Total (Cost $4,775,665) ..........................................            303,586          5,513,114
                                                                          -----------        -----------

GREENWICH STREET SERIES FUND (1.2%)
Total Return Portfolio
Total (Cost $979,615) ............................................             59,798          1,049,447
                                                                          -----------        -----------

HIGH YIELD BOND TRUST (0.3%)
Total (Cost $202,284) ............................................             21,748            214,220
                                                                          -----------        -----------

MANAGED ASSETS TRUST (3.0%)
Total (Cost $2,168,075) ..........................................            131,393          2,626,536
                                                                          -----------        -----------

MONEY MARKET PORTFOLIO (3.4%)
Total (Cost $2,934,461) ..........................................          2,934,461          2,934,461
                                                                          -----------        -----------

TEMPLETON VARIABLE PRODUCTS SERIES FUND (15.3%)
Templeton Asset Allocation Fund (Class 1 shares) (Cost $3,957,991)            197,370          4,432,920
Templeton Bond Fund (Class 1 shares) (Cost $651,336) .............             59,993            664,127
Templeton Stock Fund (Class 1 shares) (Cost $8,748,932) ..........            393,746          8,296,232
                                                                          -----------        -----------
Total (Cost $13,358,259) .........................................            651,109         13,393,279
                                                                          -----------        -----------

                                                                       NO. OF             MARKET
                                                                       SHARES             VALUE
                                                                     -----------        -----------
THE TRAVELERS SERIES TRUST (6.7%)
U.S. Government Securities Portfolio (Cost $2,907,479)                   241,714        $ 2,852,226
Utilities Portfolio (Cost $278,167)                                       19,416            333,563
Zero Coupon Bond Fund Portfolio Series 2000 (Cost $1,152,876)            114,967          1,179,564
Zero Coupon Bond Fund Portfolio Series 2005 (Cost $1,363,294)            133,404          1,502,127
                                                                     -----------        -----------
Total (Cost $5,701,816)                                                  509,501          5,867,480
                                                                     -----------        -----------

TRAVELERS SERIES FUND INC. (11.6%)
AIM Capital Appreciation Portfolio (Cost $1,587,697)                     129,868          1,880,488
Alliance Growth Portfolio (Cost $3,496,011)                              175,649          4,621,322
MFS Total Return Portfolio (Cost $1,699,380)                             108,634          1,850,044
Smith Barney High Income Portfolio (Cost $826,312)                        62,346            789,305
Smith Barney Large Cap Value Portfolio (Cost $920,371)                    50,325          1,017,070
                                                                     -----------        -----------
Total (Cost $8,529,771)                                                  526,822         10,158,229
                                                                     -----------        -----------

TOTAL INVESTMENT OPTIONS (100%)
(Cost $74,006,896)                                                                      $87,501,812
                                                                                        ===========

6. SCHEDULE OF FUND UL OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997



                                                     AMERICAN ODYSSEY CORE  AMERICAN ODYSSEY EMERGING  AMERICAN ODYSSEY INTERMEDIATE
                                                          EQUITY FUND          OPPORTUNITIES FUND        -TERM BOND FUND
                                                     ---------------------   ---------------------   ---------------------
                                                       1998        1997       1998         1997        1998        1997
                                                     ---------   ---------   ---------   ---------   ---------   ---------
INVESTMENT INCOME:
Dividends .........................................  $   8,470   $   1,487   $      --   $      --   $       8   $      80
                                                     ---------   ---------   ---------   ---------   ---------   ---------

EXPENSES:
Insurance charges .................................        448         387       1,554       1,630           9           7
Administrative charges ............................         --          --          --          --          --          --
                                                     ---------   ---------   ---------   ---------   ---------   ---------
Net investment income (loss) ......................      8,022       1,100      (1,554)     (1,630)         (1)         73
                                                     ---------   ---------   ---------   ---------   ---------   ---------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
Proceeds from investments sold ....................      9,623      17,936      57,345      46,981          65         157
Cost of investments sold ..........................      5,694      12,382      64,399      46,233          63         153
                                                     ---------   ---------   ---------   ---------   ---------   ---------

Net realized gain (loss) ..........................      3,929       5,554      (7,054)        748           2           4
                                                     ---------   ---------   ---------   ---------   ---------   ---------

Change in unrealized gain (loss) on investments:
Unrealized gain (loss) beginning of year ..........     19,500       8,895     (12,045)    (32,337)        (22)        (23)
Unrealized gain (loss) end of year ................     18,049      19,500     (25,853)    (12,045)         97         (22)
                                                     ---------   ---------   ---------   ---------   ---------   ---------

Net change in unrealized gain (loss) for the year .     (1,451)     10,605     (13,808)     20,292         119           1
                                                     ---------   ---------   ---------   ---------   ---------   ---------

Net increase (decrease) in net assets
resulting from operations .........................     10,500      17,259     (22,416)     19,410         120          78
                                                     ---------   ---------   ---------   ---------   ---------   ---------




Unit Transactions:
Participant premium payments ......................     10,400      10,015      49,542      59,971         404         570
Participant transfers from other Travelers accounts         61       1,899       4,306       8,296          16          32
Contract surrenders ...............................     (4,443)     (4,755)    (22,358)    (25,273)        (86)        (97)
Participant transfers to other Travelers accounts .     (5,618)    (15,920)    (43,052)    (37,520)        (10)       (157)
Other payments to participants ....................         --          --          --          --          --          --
                                                     ---------   ---------   ---------   ---------   ---------   ---------

Net increase (decrease) in net assets
resulting from unit transactions ..................        400      (8,761)    (11,562)      5,474         324         348
                                                     ---------   ---------   ---------   ---------   ---------   ---------

Net increase (decrease) in net assets .............     10,900       8,498     (33,978)     24,884         444         426




NET ASSETS:
Beginning of year .................................     66,390      57,892       287,685     262,801       1,335         909
                                                     ---------   ---------     ---------   ---------   ---------   ---------

End of year .......................................  $  77,290   $  66,390     $ 253,707   $ 287,685   $   1,779   $   1,335
                                                     =========   =========     =========   =========   =========   =========

AMERICAN ODYSSEY INTERNATIONAL      AMERICAN ODYSSEY LONG-TERM     AMERICAN ODYSSEY GLOBAL HIGH-
        EQUITY FUND                         BOND FUND                    YIELD BOND FUND                CAPITAL APPRECIATION FUND
-----------------------------     -----------------------------     -----------------------------     -----------------------------
   1998               1997            1998             1997             1998             1997             1998             1997
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------

$      7,253     $      2,623     $        188     $      4,752     $          1     $        170     $    225,348     $         36
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------


         738              661               96              400               20               19           56,699           30,965
          --               --               --               --               --               --            4,562            2,084
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------
       6,515            1,962               92            4,352              (19)             151          164,087          (33,013)
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------




      28,558           20,677           77,573            4,416               96              470          672,903          839,367
      21,351           16,342           75,868            4,534              102              475          405,494          553,249
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------

       7,207            4,335            1,705             (118)              (6)              (5)         267,409          286,118
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------


      12,462           14,319            1,244           (2,217)             (31)             (63)         930,111          276,095
      16,023           12,462              581            1,244             (151)             (31)       4,618,531          930,111
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------

       3,561           (1,857)            (663)           3,461             (120)              32        3,688,420          654,016
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------


      17,283            4,440            1,134            7,695             (145)             178        4,119,916          907,121
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------





      21,538           27,193            1,382           28,271               94              658        1,722,876        1,371,774
       4,669            7,563               --               --               --               --        2,709,937        1,068,760
     (23,931)         (12,213)            (811)          (4,730)            (152)            (533)        (792,310)        (577,590)
      (8,587)         (13,029)         (77,176)              --               --               --         (417,132)        (560,317)
          --               --               --               --               --               --         (160,978)            (651)
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------


      (6,311)           9,514          (76,605)          23,541              (58)             125        3,062,393        1,301,976
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------

      10,972           13,954          (75,471)          31,236             (203)             303        7,182,309        2,209,097





     116,698          102,744           86,321           55,085            3,325            3,022        5,576,600        3,367,503
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------

$    127,670     $    116,698     $     10,850     $     86,321     $      3,122     $      3,325     $ 12,758,909     $  5,576,600
============     ============     ============     ============     ============     ============     ============     ============

6. SCHEDULE OF FUND UL OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997 (CONTINUED)



                                                      DREYFUS STOCK INDEX FUND   EQUITY-INCOME PORTFOLIO      GROWTH PORTFOLIO
                                                     ------------------------  -------------------------  -------------------------
                                                       1998          1997         1998          1997          1998         1997
                                                     -----------  -----------  -----------  ------------  ------------  -----------
INVESTMENT INCOME:
Dividends .........................................  $    80,837  $   131,569  $   519,007  $    551,315  $  1,383,745  $   234,290
                                                     -----------  -----------  -----------  ------------  ------------  -----------

EXPENSES:
Insurance charges .................................       37,009       17,644       61,249        45,297        74,825       53,174
Administrative charges ............................        3,583        1,557        4,053         2,746         4,553        3,145
                                                     -----------  -----------  -----------  ------------  ------------  -----------
Net investment income (loss) ......................       40,245      112,368      453,705       503,272     1,304,367      177,971
                                                     -----------  -----------  -----------  ------------  ------------  -----------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
Proceeds from investments sold ....................    1,348,144      480,285    1,027,285     1,066,364     2,882,351      775,032
Cost of investments sold ..........................      890,692      385,669      773,339       796,012     2,088,775      510,153
                                                     -----------  -----------  -----------  ------------  ------------  -----------

Net realized gain (loss) ..........................      457,452       94,616      253,946       270,352       793,576      264,879
                                                     -----------  -----------  -----------  ------------  ------------  -----------

Change in unrealized gain (loss) on investments:
Unrealized gain (loss) beginning of year ..........      523,266      103,469    1,324,425       555,918     1,692,557      642,147
Unrealized gain (loss) end of year ................    1,182,152      523,266    1,524,296     1,324,425     3,278,485    1,692,557
                                                     -----------  -----------  -----------  ------------  ------------  -----------

Net change in unrealized gain (loss) for the year .      658,886      419,797      199,871       768,507     1,585,928    1,050,410
                                                     -----------  -----------  -----------  ------------  ------------  -----------

Net increase (decrease) in net assets
resulting from operations .........................    1,156,583      626,781      907,522     1,542,131     3,683,871    1,493,260
                                                     -----------  -----------  -----------  ------------  ------------  -----------


Unit Transactions:
Participant premium payments ......................    1,357,520      815,909    1,821,387     1,553,084     2,688,152    2,092,960
Participant transfers from other Travelers accounts    2,205,447      947,641      782,438     1,216,927       577,474    1,286,782
Contract surrenders ...............................     (758,259)    (282,791)  (1,111,405)     (715,570)   (1,397,298)    (898,220)
Participant transfers to other Travelers accounts .   (1,144,166)    (335,492)    (466,177)     (767,826)   (2,484,960)    (494,401)
Other payments to participants ....................           --           --     (125,412)       (8,322)      (59,946)      (5,729)
                                                     -----------  -----------  -----------  ------------  ------------  -----------

Net increase (decrease) in net assets
resulting from unit transactions ..................    1,660,542    1,145,267      900,831     1,278,293      (676,578)   1,981,392
                                                     -----------  -----------  -----------  ------------  ------------  -----------

Net increase (decrease) in net assets .............    2,817,125    1,772,048    1,808,353     2,820,424     3,007,293    3,474,652


NET ASSETS:
Beginning of year .................................    3,335,173    1,563,125    7,961,435     5,141,011     9,661,771    6,187,119
                                                     -----------  -----------  -----------  ------------  ------------  -----------

End of year .......................................  $ 6,152,298  $ 3,335,173  $ 9,769,788  $  7,961,435  $ 12,669,064  $ 9,661,771
                                                     ===========  ===========  ===========  ============  ============  ===========

    HIGH INCOME PORTFOLIO           ASSET MANAGER PORTFOLIO           TOTAL RETURN PORTFOLIO                HIGH YIELD BOND TRUST
----------------------------      ----------------------------      ----------------------------      ----------------------------
   1998              1997            1998             1997             1998             1997              1998             1997
-----------      -----------      -----------      -----------      -----------      -----------      -----------      -----------

$   403,352      $   195,704      $   555,132      $   414,291      $    46,880      $    30,928      $    15,178      $       151
-----------      -----------      -----------      -----------      -----------      -----------      -----------      -----------


     27,571           20,332           31,590           24,513            7,284            4,608            1,309            1,465
      2,305            1,556              953              501              863              544               --               --
-----------      -----------      -----------      -----------      -----------      -----------      -----------      -----------
    373,476          173,816          522,589          389,277           38,733           25,776           13,869           (1,314)
-----------      -----------      -----------      -----------      -----------      -----------      -----------      -----------




  2,208,102          906,455          673,448          332,402           84,997           40,508          118,763          234,846
  2,203,983          892,824          558,510          276,655           67,822           33,582          106,699          225,775
-----------      -----------      -----------      -----------      -----------      -----------      -----------      -----------

      4,119           13,631          114,938           55,747           17,175            6,926           12,064            9,071
-----------      -----------      -----------      -----------      -----------      -----------      -----------      -----------


    370,469          109,472          714,532          454,097           87,967           32,702           25,465           (2,411)
   (224,114)         370,469          737,449          714,532           69,832           87,967           11,936           25,465
-----------      -----------      -----------      -----------      -----------      -----------      -----------      -----------

   (594,583)         260,997           22,917          260,435          (18,135)          55,265          (13,529)          27,876
-----------      -----------      -----------      -----------      -----------      -----------      -----------      -----------


   (216,988)         448,444          660,444          705,459           37,773           87,967           12,404           35,633
-----------      -----------      -----------      -----------      -----------      -----------      -----------      -----------





    856,339          686,634          867,895          792,294          181,561          141,056           26,399           34,411
  2,321,318          933,013          394,346          128,939          176,508          212,209           57,870           93,271
   (391,089)        (260,544)        (372,107)        (414,673)        (106,689)         (40,498)         (47,347)        (143,838)
 (2,081,017)        (718,621)        (423,123)        (153,222)         (17,224)         (10,203)         (77,740)         (98,507)
         --           (5,003)            (841)             (69)              --               --               --               --
-----------      -----------      -----------      -----------      -----------      -----------      -----------      -----------


    705,551          635,479          466,170          353,269          234,156          302,564          (40,818)        (114,663)
-----------      -----------      -----------      -----------      -----------      -----------      -----------      -----------

    488,563        1,083,923        1,126,614        1,058,728          271,929          390,531          (28,414)         (79,030)





  3,422,564        2,338,641        4,385,938        3,327,210          777,370          386,839          242,606          321,636
-----------      -----------      -----------      -----------      -----------      -----------      -----------      -----------

$ 3,911,127      $ 3,422,564      $ 5,512,552      $ 4,385,938      $ 1,049,299      $   777,370      $   214,192      $   242,606
===========      ===========      ===========      ===========      ===========      ===========      ===========      ===========

6. SCHEDULE OF FUND UL OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997 (CONTINUED)


                                                                                                          TEMPLETON ASSET ALLOCATION
                                                         MANAGED ASSETS TRUST     MONEY MARKET PORTFOLIO     FUND (CLASS 1 SHARES)
                                                     -------------------------   ------------------------  ------------------------
                                                        1998           1997          1998         1997         1998          1997
                                                     -----------   -----------   -----------  -----------  -----------  -----------
INVESTMENT INCOME:
Dividends .........................................  $   149,710   $    56,368   $   154,385  $   148,941  $   240,092  $   257,405
                                                     -----------   -----------   -----------  -----------  -----------  -----------

Expenses:
Insurance charges .................................       14,505        11,874        24,039       23,201       28,173       23,292
Administrative charges ............................          527           339         2,618        2,570        1,263          868
                                                     -----------   -----------   -----------  -----------  -----------  -----------
Net investment income (loss) ......................      134,678        44,155       127,728      123,170      210,656      233,245
                                                     -----------   -----------   -----------  -----------  -----------  -----------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
Gain (Loss) on Investments:
Realized gain (loss) from investment transactions:
Proceeds from investments sold ....................      532,152       374,254     6,111,697    7,080,626      460,332      299,373
Cost of investments sold ..........................      429,702       292,317     6,111,697    7,080,626      337,833      211,031
                                                     -----------   -----------   -----------  -----------  -----------  -----------

Net realized gain (loss) ..........................      102,450        81,937            --           --      122,499       88,342
                                                     -----------   -----------   -----------  -----------  -----------  -----------

Change in unrealized gain (loss) on investments:
Unrealized gain (loss) beginning of year ..........      264,796        49,154            --           --      587,676      469,194
Unrealized gain (loss) end of year ................      458,461       264,796            --           --      474,929      587,676
                                                     -----------   -----------   -----------  -----------  -----------  -----------

Net change in unrealized gain (loss) for the year .      193,665       215,642            --           --     (112,747)     118,482
                                                     -----------   -----------   -----------  -----------  -----------  -----------

Net increase (decrease) in net assets
resulting from operations .........................      430,793       341,734       127,728      123,170      220,408      440,069
                                                     -----------   -----------   -----------  -----------  -----------  -----------




Unit Transactions:
Participant premium payments ......................      491,683       427,367     6,741,925    6,413,938      727,391      735,199
Participant transfers from other Travelers accounts      330,398       132,340     1,519,284    3,079,011      244,926      400,002
Contract surrenders ...............................     (510,867)     (269,781)   (1,028,727)    (365,525     (430,422)    (356,661)
Participant transfers to other Travelers accounts .     (140,305)     (253,757)   (7,713,789)  (8,668,083     (308,864)    (100,309)
Other payments to participants ....................           --            --            --           --         (869)          --
                                                     -----------   -----------   -----------  -----------  -----------  -----------

Net increase (decrease) in net assets
resulting from unit transactions ..................      170,909        36,169      (481,307)     459,341      232,162      678,231
                                                     -----------   -----------   -----------  -----------  -----------  -----------

Net increase (decrease) in net assets .............      601,702       377,903      (353,579)     582,511      452,570    1,118,300




NET ASSETS:
Beginning of year .................................    2,026,077     1,648,174     3,354,255    2,771,744    3,980,170    2,861,870
                                                     -----------   -----------   -----------  -----------  -----------  -----------

End of year .......................................  $ 2,627,779   $ 2,026,077   $ 3,000,676  $ 3,354,255  $ 4,432,740  $ 3,980,170
                                                     ===========   ===========   ===========  ===========  ===========  ===========

      TEMPLETON BOND FUND          TEMPLETON STOCK FUND           U.S. GOVERNMENT SECURITIES
        (CLASS 1 SHARES)             (CLASS 1 SHARES)                   PORTFOLIO                  UTILITIES PORTFOLIO
---------------------------     ---------------------------     ---------------------------     ---------------------------
   1998             1997            1998           1997            1998            1997            1998            1997
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------

$    32,614     $    22,190     $   813,730     $   513,518     $   250,408     $    71,639     $    12,250     $       234
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------

      4,333           2,586          59,343          42,347          14,906           7,196           1,659             947
        421             201           3,758           2,080           1,708             781              87              44
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
     27,860          19,403         750,629         469,091         233,794          63,662          10,504            (757)
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------



     83,313          43,392       1,561,814         795,451         311,524         579,692          34,296          33,131
     81,836          43,183       1,456,190         588,414         281,520         605,967          27,593          31,964
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------

      1,477             209         105,624         207,037          30,004         (26,275)          6,703           1,167
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------


      6,720          18,576         539,409         696,253          46,013         (33,195)         30,111          (3,421)
     12,791           6,720        (452,700)        539,409         (55,253)         46,013          55,396          30,111
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------

      6,071         (11,856)       (992,109)       (156,844)       (101,266)         79,208          25,285          33,532
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------


     35,408           7,756        (135,856)        519,284         162,532         116,595          42,492          33,942
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------




    165,218         121,519       2,075,969       1,839,867         488,039         555,591          59,758          47,754
     79,798         123,156       1,558,785       1,088,920       1,294,349         723,123          98,449           1,654
    (66,688)        (41,897)       (722,676)       (668,841)       (145,232)        (92,796)        (31,913)        (28,432)
    (38,486)         (8,468)     (1,548,621)       (563,883)       (224,377)       (503,445)        (13,516)        (10,100)
         --          (4,899)        (55,834)             --              --              --              --              --
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------


    139,842         189,411       1,307,623       1,696,063       1,412,779         682,473         112,778          10,876
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------

    175,250         197,167       1,171,767       2,215,347       1,575,311         799,068         155,270          44,818




    488,758         291,591       7,123,065       4,907,718       1,525,683         726,615         178,242         133,424
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------

$   664,008     $   488,758     $ 8,294,832     $ 7,123,065     $ 3,100,994     $ 1,525,683     $   333,512     $   178,242
===========     ===========     ===========     ===========     ===========     ===========     ===========     ===========

6. SCHEDULE OF FUND UL OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997 (CONTINUED)



                                                       ZERO COUPON BOND FUND      ZERO COUPON BOND FUND      ZERO COUPON BOND FUND
                                                       PORTFOLIO SERIES 1998      PORTFOLIO SERIES 2000      PORTFOLIO SERIES 2005
                                                     ------------------------    ------------------------  ------------------------
                                                         1998        1997           1998        1997          1998         1997
                                                     -----------  -----------    -----------  -----------  -----------  -----------
INVESTMENT INCOME:
Dividends .........................................  $    63,083  $    60,738    $    68,351  $    63,813  $    74,703  $    71,682
                                                     -----------  -----------    -----------  -----------  -----------  -----------

Expenses:
Insurance charges .................................        6,692        6,579          7,338        6,564        8,639        7,294
Administrative charges ............................           10           10             44           13          142           63
                                                     -----------  -----------    -----------  -----------  -----------  -----------
Net investment income (loss) ......................       56,381       54,149         60,969       57,236       65,922       64,325
                                                     -----------  -----------    -----------  -----------  -----------  -----------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
Proceeds from investments sold ....................    1,186,548       22,224         34,245       13,930       95,551       67,978
Cost of investments sold ..........................    1,186,192       21,753         33,205       13,566       88,033       67,394
                                                     -----------  -----------    -----------  -----------  -----------  -----------

Net realized gain (loss) ..........................          356          471          1,040          364        7,518          584
                                                     -----------  -----------    -----------  -----------  -----------  -----------

Change in unrealized gain (loss) on investments:
Unrealized gain (loss) beginning of year ..........        2,394       (1,641)         7,987       (4,359)      60,360       (2,241)
Unrealized gain (loss) end of year ................           --        2,394         26,688        7,987      138,833       60,360
                                                     -----------  -----------    -----------  -----------  -----------  -----------

Net change in unrealized gain (loss) for the year .       (2,394)       4,035         18,701       12,346       78,473       62,601
                                                     -----------  -----------    -----------  -----------  -----------  -----------

Net increase (decrease) in net assets
resulting from operations .........................       54,343       58,655         80,710       69,946      151,913      127,510
                                                     -----------  -----------    -----------  -----------  -----------  -----------




UNIT TRANSACTIONS:
Participant premium payments ......................          342          634          4,538        1,592       63,688       43,451
Participant transfers from other Travelers accounts           --        8,679         26,367       36,989      114,346       37,071
Contract surrenders ...............................   (1,170,656)        (454)        (5,944)        (877)     (10,152)      (3,931)
Participant transfers to other Travelers accounts .       (9,182)     (15,356)       (21,675)         (16)     (80,311)     (57,627)
Other payments to participants ....................           --           --             --           --           --           --
                                                     -----------  -----------    -----------  -----------  -----------  -----------

Net increase (decrease) in net assets
resulting from unit transactions ..................   (1,179,496)      (6,497)         3,286       37,688       87,571       18,964
                                                     -----------  -----------    -----------  -----------  -----------  -----------

Net increase (decrease) in net assets .............   (1,125,153)      52,158         83,996      107,634      239,484      146,474




NET ASSETS:
Beginning of year .................................    1,125,153    1,072,995      1,163,128    1,055,494    1,336,036    1,189,562
                                                     -----------  -----------    -----------  -----------  -----------  -----------

End of year .......................................  $        --  $ 1,125,153    $ 1,247,124  $ 1,163,128  $ 1,575,520  $ 1,336,036
                                                     ===========  ===========    ===========  ===========  ===========  ===========

 AIM CAPITAL APPRECIATION                                                                          SMITH BARNEY HIGH INCOME
        PORTFOLIO                 ALLIANCE GROWTH PORTFOLIO       MFS TOTAL RETURN PORTFOLIO              PORTFOLIO
------------------------------  -------------------------------  ------------------------------   ------------------------------
    1998           1997             1998            1997            1998           1997             1998            1997
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------

$     1,994     $        --     $   208,151     $        --     $    59,754     $        --     $    47,805     $        --
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------


     11,508           7,136          26,480          13,955          10,341           4,442           5,337           1,982
      1,313             807           2,973           1,519           1,097             432             646             222
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
    (10,827)         (7,943)        178,698         (15,474)         48,316          (4,874)         41,822          (2,204)
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------




    262,115          53,629         420,518         137,767         199,816          54,024          52,415         460,379
    203,919          48,176         269,565         106,425         151,321          42,230          49,894         436,696
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------

     58,196           5,453         150,953          31,342          48,495          11,794           2,521          23,683
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------


     93,128          17,258         554,376          97,212         115,974          18,241          17,011           3,819
    292,791          93,128       1,125,311         554,376         150,664         115,974         (37,007)         17,011
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------

    199,663          75,870         570,935         457,164          34,690          97,733         (54,018)         13,192
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------


    247,032          73,380         900,586         473,032         131,501         104,653          (9,675)         34,671
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------





    510,445         311,127         795,707         431,226         422,994         143,523         271,273         260,419
    216,820         370,189       1,026,827         619,763         597,781         269,013          93,719         335,032
   (179,247)        (82,325)       (471,438)       (152,219)       (134,335)        (35,983)        (37,279)        (17,233)
    (99,943)        (13,899)       (145,042)        (43,871)        (28,238)         (6,460)        (14,923)       (281,223)
    (54,459)             --              --          (1,525)             --          (6,400)             --              --
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------


    393,616         585,092       1,206,054         853,374         858,202         363,693         312,790         296,995
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------

    640,648         658,472       2,106,640       1,326,406         989,703         468,346         303,115         331,666





  1,239,711         581,239       2,514,086       1,187,680         860,149         391,803         486,324         154,658
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------

$ 1,880,359     $ 1,239,711     $ 4,620,726     $ 2,514,086     $ 1,849,852     $   860,149     $   789,439     $   486,324
===========     ===========     ===========     ===========     ===========     ===========     ===========     ===========

6. SCHEDULE OF FUND UL OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997 (CONTINUED)



                                                       SMITH BARNEY LARGE CAP VALUE
                                                                PORTFOLIO                         COMBINED
                                                       -----------------------------     -----------------------------
                                                          1998             1997             1998              1997
                                                       ------------     ------------     ------------     ------------
INVESTMENT INCOME:
Dividends .........................................    $     30,988     $         --     $  5,453,417     $  2,833,924
                                                       ------------     ------------     ------------     ------------

EXPENSES:
Insurance charges .................................           6,869            3,376          530,563          363,873
Administrative charges ............................             806              399           38,285           22,481
                                                       ------------     ------------     ------------     ------------
Net investment income (loss) ......................          23,313           (3,775)       4,884,569        2,447,570
                                                       ------------     ------------     ------------     ------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
Proceeds from investments sold ....................         117,248           58,318       20,652,837       14,840,064
Cost of investments sold ..........................          85,342           45,948       18,056,633       13,389,728
                                                       ------------     ------------     ------------     ------------

Net realized gain (loss) ..........................          31,906           12,370        2,596,204        1,450,336
                                                       ------------     ------------     ------------     ------------

Change in unrealized gain (loss) on investments:
Unrealized gain (loss) beginning of year ..........          80,809            3,968        8,096,664        3,488,881
Unrealized gain (loss) end of year ................          96,699           80,809       13,494,916        8,096,664
                                                       ------------     ------------     ------------     ------------

Net change in unrealized gain (loss) for the year .          15,890           76,841        5,398,252        4,607,783
                                                       ------------     ------------     ------------     ------------

Net increase (decrease) in net assets
resulting from operations .........................          71,109           85,436       12,879,025        8,505,689
                                                       ------------     ------------     ------------     ------------



UNIT TRANSACTIONS:
Participant premium payments ......................         197,772          148,015       22,622,231       19,096,022
Participant transfers from other Travelers accounts         208,276          323,411       16,644,515       13,453,685
Contract surrenders ...............................        (123,446)         (55,944)     (10,097,307)      (5,554,224)
Participant transfers to other Travelers accounts .         (49,428)          (1,422)     (17,682,682)     (13,733,134)
Other payments to participants ....................              --           (1,316)        (458,339)         (33,914)
                                                       ------------     ------------     ------------     ------------

Net increase (decrease) in net assets
resulting from unit transactions ..................         233,174          412,744       11,028,418       13,228,435
                                                       ------------     ------------     ------------     ------------

Net increase (decrease) in net assets .............         304,283          498,180       23,907,443       21,734,124


NET ASSETS:
Beginning of year .................................         732,125          233,945       64,058,173       42,324,049
                                                       ------------     ------------     ------------     ------------

End of year .......................................    $  1,036,408     $    732,125     $ 87,965,616     $ 64,058,173
                                                       ============     ============     ============     ============

\                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

7.  SCHEDULE OF UNITS FOR FUND UL
    FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997




                                          AMERICAN ODYSSEY CORE         AMERICAN ODYSSEY EMERGING      AMERICAN ODYSSEY INTERMEDIATE
                                              EQUITY FUND                  OPPORTUNITIES FUND                 -TERM BOND FUND
                                         -----------------------         -----------------------          ----------------------
                                          1998            1997            1998            1997             1998            1997
                                         -------         -------         -------         -------          ------          ------

Units beginning of year ............      29,927          34,187         197,206         191,470           1,145             833
Units purchased and transferred from
other Travelers accounts ...........       4,410           6,394          40,292          48,792             349             536
Units redeemed and transferred to
other Travelers accounts ...........      (4,001)        (10,654)        (45,924)        (43,056)            (79)           (224)
                                         -------         -------         -------         -------          ------          ------
Units end of year ..................      30,336          29,927         191,574         197,206           1,415           1,145
                                         =======         =======         =======         =======          ======          ======



                                              AMERICAN ODYSSEY        AMERICAN ODYSSEY LONG-TERM       AMERICAN ODYSSEY GLOBAL HIGH-
                                          INTERNATIONAL EQUITY FUND             BOND FUND                  YIELD BOND FUND
                                           ----------------------        ----------------------         ---------------------
                                            1998            1997           1998          1997            1998           1997
                                           -------        -------        -------        -------         ------         ------

Units beginning of year ............        82,883         76,225         63,209         44,927          2,753          2,640
Units purchased and transferred from
other Travelers accounts ...........        17,163         24,766            976         21,997             78            574
Units redeemed and transferred to
other Travelers accounts ...........       (20,656)       (18,108)       (56,856)        (3,715)          (128)          (461)
                                           -------        -------        -------        -------         ------         ------
Units end of year ..................        79,390         82,883          7,329         63,209          2,703          2,753
                                           =======        =======        =======        =======         ======         ======



                                          CAPITAL APPRECIATION FUND       DREYFUS STOCK INDEX FUND         EQUITY-INCOME PORTFOLIO
                                          -------------------------       -------------------------       -------------------------
                                             1998           1997            1998             1997            1998           1997
                                          ---------       ---------       ---------       ---------       ---------       ---------
Units beginning of year ............      2,064,967       1,560,408       1,521,389         940,291       4,031,218       3,309,909
Units purchased and transferred from
other Travelers accounts ...........      1,302,276         984,555       1,449,234         918,949       1,251,314       1,560,873
Units redeemed and transferred to
other Travelers accounts ...........       (420,150)       (479,996)       (763,153)       (337,851)       (815,507)       (839,564)
                                          ---------       ---------       ---------       ---------       ---------       ---------
Units end of year ..................      2,947,093       2,064,967       2,207,470       1,521,389       4,467,025       4,031,218
                                          =========       =========       =========       =========       =========       =========




                                             GROWTH PORTFOLIO              HIGH INCOME PORTFOLIO           ASSET MANAGER PORTFOLIO
                                          -------------------------       -------------------------       -------------------------
                                            1998            1997             1998            1997           1998             1997
                                          ---------       ---------       ---------       ---------       ---------       ---------

Units beginning of year ............      5,270,282       4,136,339       2,267,970       1,809,239       3,007,464       2,734,435
Units purchased and transferred from
other Travelers accounts ...........      1,562,195       1,992,945       2,120,094       1,201,242         820,299         695,350
Units redeemed and transferred to
other Travelers accounts ...........     (1,840,200)       (859,002)     (1,656,558)       (742,511)       (518,210)       (422,321)
                                          ---------       ---------       ---------       ---------       ---------       ---------
Units end of year ..................      4,992,277       5,270,282       2,731,506       2,267,970       3,309,553       3,007,464
                                          =========       =========       =========       =========       =========       =========

7.  SCHEDULE OF UNITS FOR FUND UL
    FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997 (CONTINUED)



                                          TOTAL RETURN PORTFOLIO      HIGH YIELD BOND TRUST       MANAGED ASSETS TRUST
                                         ----------------------      ----------------------      ----------------------
                                           1998          1997          1998          1997          1998         1997
                                         --------      --------      --------      --------      --------      --------

Units beginning of year ............      521,673       300,659        96,477       148,199       754,052       739,368
Units purchased and transferred from
other Travelers accounts ...........      236,730       257,477        32,454        55,716       280,545       227,450
Units redeemed and transferred to
other Travelers accounts ...........      (81,271)      (36,463)      (48,516)     (107,438)     (222,926)     (212,766)
                                         --------      --------      --------      --------      --------      --------
Units end of year ..................      677,132       521,673        80,415        96,477       811,671       754,052
                                         ========      ========      ========      ========      ========      ========




                                                                        TEMPLETON ASSET ALLOCATION FUND     TEMPLETON BOND FUND
                                           MONEY MARKET PORTFOLIO           (CLASS 1 SHARES)                 (CLASS 1 SHARES)
                                         --------------------------      --------------------------      --------------------------
                                           1998            1997             1998           1997            1998             1997
                                         ----------      ----------      ----------      ----------      ----------      ----------

Units beginning of year ............      2,176,965       1,872,345       2,549,205       2,102,272         411,910         249,756
Units purchased and transferred from
other Travelers accounts ...........      5,259,108       6,298,315         599,350         744,438         201,540         209,477
Units redeemed and transferred to
other Travelers accounts ...........     (5,566,649)     (5,993,695)       (461,702)       (297,505)        (86,557)        (47,323)
                                         ----------      ----------      ----------      ----------      ----------      ----------
Units end of year ..................      1,869,424       2,176,965       2,686,853       2,549,205         526,893         411,910
                                         ==========      ==========      ==========      ==========      ==========      ==========


                                          TEMPLETON STOCK FUND         U.S. GOVERNMENT SECURITIES
                                            (CLASS 1 SHARES)                     PORTFOLIO                     (UTILITIES PORTFOLIO)
                                         --------------------------      --------------------------      --------------------------
                                           1998             1997            1998            1997            1998            1997
                                         ----------      ----------      ----------      ----------      ----------      ----------

Units beginning of year ............      4,415,842       3,378,671       1,181,099         627,860         105,266          98,022
Units purchased and transferred from
other Travelers accounts ...........      2,139,769       1,804,001       1,290,041       1,069,761          88,338          34,377
Units redeemed and transferred to
other Travelers accounts ...........     (1,436,950)       (766,830)       (273,132)       (516,522)        (25,758)        (27,133)
                                         ----------      ----------      ----------      ----------      ----------      ----------
Units end of year ..................      5,118,661       4,415,842       2,198,008       1,181,099         167,846         105,266
                                         ==========      ==========      ==========      ==========      ==========      ==========



                                          ZERO COUPON BOND FUND        ZERO COUPON BOND FUND PORTFOLIO      ZERO COUPON BOND FUND
                                          PORTFOLIO SERIES 1998                SERIES 2000                  PORTFOLIO SERIES 2005
                                         --------------------------      --------------------------      --------------------------
                                            1998           1997            1998            1997            1998             1997
                                         ----------      ----------      ----------      ----------      ----------      ----------

Units beginning of year ............      1,008,353       1,014,502       1,038,056       1,003,545       1,147,679       1,133,350
Units purchased and transferred from
other Travelers accounts ...........            306           8,600          27,282          35,337         141,687          72,486
Units redeemed and transferred to
other Travelers accounts ...........     (1,008,659)        (14,749)        (24,381)           (826)        (75,703)        (58,157)
                                         ----------      ----------      ----------      ----------      ----------      ----------
Units end of year ..................             --       1,008,353       1,040,957       1,038,056       1,213,663       1,147,679
                                         ==========      ==========      ==========      ==========      ==========      ==========

7.  SCHEDULE OF UNITS FOR FUND UL
    FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997 (CONTINUED)



                                         AIM CAPITAL APPRECIATION
                                                 PORTFOLIO               ALLIANCE GROWTH PORTFOLIO       MFS TOTAL RETURN PORTFOLIO
                                         --------------------------      --------------------------      --------------------------
                                           1998            1997            1998             1997            1998            1997
                                         ----------      ----------      ----------      ----------      ----------      ----------
Units beginning of year ............      1,053,016         548,936       1,469,867         888,431         580,164         317,532
Units purchased and transferred from
other Travelers accounts ...........        587,375         587,725         969,293         712,024         651,137         298,199
Units redeemed and transferred to
other Travelers accounts ...........       (268,689)        (83,645)       (326,542)       (130,588)       (103,880)        (35,567)
                                         ----------      ----------      ----------      ----------      ----------      ----------
Units end of year ..................      1,371,702       1,053,016       2,112,618       1,469,867       1,127,421         580,164
                                         ==========      ==========      ==========      ==========      ==========      ==========


                                         SMITH BARNEY HIGH INCOME     SMITH BARNEY LARGE CAP VALUE
                                                 PORTFOLIO                   PORTFOLIO                            COMBINED
                                        ---------------------------     ---------------------------     ---------------------------
                                            1998           1997            1998            1997            1998             1997
                                        -----------     -----------     -----------     -----------     -----------     -----------

Units beginning of year ............        386,886         138,855         460,366         184,663      37,897,289      29,587,869
Units purchased and transferred from
other Travelers accounts ...........        285,317         498,526         241,488         314,373      21,600,440      20,685,255
Units redeemed and transferred to
other Travelers accounts ...........        (41,244)       (250,495)       (103,289)        (38,670)    (16,297,270)    (12,375,835)
                                        -----------     -----------     -----------     -----------     -----------     -----------
Units end of year ..................        630,959         386,886         598,565         460,366      43,200,459      37,897,289
                                        ===========     ===========     ===========     ===========     ===========     ===========

                          INDEPENDENT AUDITORS' REPORT


To the Owners of Variable Life Insurance Contracts of The Travelers Fund UL for Variable Life Insurance:


We have audited the accompanying statement of assets and liabilities of The Travelers Fund UL for Variable Life Insurance as of December 31, 1998, and the related statement of operations for the year then ended and the statement of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of shares owned as of December 31, 1998, by correspondence with the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Travelers Fund UL for Variable Life Insurance as of December 31, 1998, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles.


KPMG LLP


Hartford, Connecticut
February 17, 1999

                          INDEPENDENT AUDITORS' REPORT



The Board of Directors and Shareholder
The Travelers Insurance Company and Subsidiaries:

We have audited the accompanying consolidated balance sheets of The Travelers Insurance Company and Subsidiaries as of December 31, 1998 and 1997, and the related consolidated statements of income, changes in retained earnings and accumulated other changes in equity from non-owner sources and cash flows for each of the years in the three-year period ended December 31, 1998. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of The Travelers Insurance Company and Subsidiaries as of December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 1998, in conformity with generally accepted accounting principles.


/s/ KPMG LLP
Hartford, Connecticut
January 25, 1999

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                                 ($ IN MILLIONS)

FOR THE YEAR ENDED DECEMBER 31,                                 1998        1997        1996
                                                                ----        ----        ----
REVENUES
Premiums                                                      $1,740       $1,583      $1,387
Net investment income                                          2,185        2,037       1,950
Realized investment gains                                        149          199          65
Other revenues                                                   440          354         284
------------------------------------------------------------------------------------------------
   Total Revenues                                              4,514        4,173       3,686
------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES
Current and future insurance benefits                          1,475        1,341       1,187
Interest credited to contractholders                             876          829         863
Amortization of deferred acquisition costs and value of          311          293         281
  insurance in force
General and administrative expenses                              469          427         380
------------------------------------------------------------------------------------------------
   Total Benefits and Expenses                                 3,131        2,890       2,711
------------------------------------------------------------------------------------------------

Income from continuing operations before federal income        1,383        1,283         975
  taxes
------------------------------------------------------------------------------------------------

Federal income taxes:
   Current expense                                               442          434         284
   Deferred                                                       39           10          58
------------------------------------------------------------------------------------------------
   Total Federal Income Taxes                                    481          444         342
------------------------------------------------------------------------------------------------

Income from continuing operations                                902          839         633

Discontinued operations, net of income taxes
   Gain on disposition (net of taxes of $0, $0 and $14)            -            -          26
------------------------------------------------------------------------------------------------
   Income from Discontinued Operations                             -            -          26
================================================================================================
Net income                                                    $  902       $  839      $  659
================================================================================================


                 See Notes to Consolidated Financial Statements.

                  THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                            CONSOLIDATED BALANCE SHEETS
                                  ($ IN MILLIONS)


DECEMBER 31,                                                        1998              1997
---------------------------------------------------------------------------------------------
ASSETS
Fixed maturities, available for sale at fair value (cost,          $23,893          $21,511
$22,973,  $20,682)
Equity securities, at fair value (cost, $474,  $480)                   518              512
Mortgage loans                                                       2,606            2,869
Real estate held for sale                                              143              134
Policy loans                                                         1,857            1,872
Short-term securities                                                1,098            1,102
Trading securities, at market value                                  1,186              800
Other invested assets                                                2,251            1,702
---------------------------------------------------------------------------------------------
   Total Investments                                                33,552           30,502
---------------------------------------------------------------------------------------------

Cash                                                                    65               58
Investment income accrued                                              393              338
Premium balances receivable                                             99              106
Reinsurance recoverables                                             3,387            3,753
Deferred acquisition costs and value of insurance in force           2,567            2,312
Separate and variable accounts                                      15,313           11,319
Other assets                                                         1,172            1,052
---------------------------------------------------------------------------------------------
   Total Assets                                                    $56,548          $49,440
---------------------------------------------------------------------------------------------

LIABILITIES
Contractholder funds                                               $16,739          $14,913
Future policy benefits and claims                                   12,326           12,361
Separate and variable accounts                                      15,305           11,309
Deferred federal income taxes                                          422              409
Trading securities sold not yet purchased, at market value             873              462
Other liabilities                                                    2,783            2,661
---------------------------------------------------------------------------------------------
   Total Liabilities                                                48,448           42,115
---------------------------------------------------------------------------------------------

SHAREHOLDER'S EQUITY
Common stock, par value $2.50; 40 million shares authorized,           100              100
  issued and outstanding
Additional paid-in capital                                           3,800            3,187
Retained earnings                                                    3,602            2,810
Accumulated other changes in equity from non-owner sources             598              535
Unrealized gain on Citigroup Inc. stock, net of tax                      -              693
---------------------------------------------------------------------------------------------
   Total Shareholder's Equity                                        8,100            7,325
---------------------------------------------------------------------------------------------

   Total Liabilities and Shareholder's Equity                      $56,548          $49,440
=============================================================================================


                 See Notes to Consolidated Financial Statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
     CONSOLIDATED STATEMENTS OF CHANGES IN RETAINED EARNINGS AND ACCUMULATED
                 OTHER CHANGES IN EQUITY FROM NON-OWNER SOURCES
                                 ($ IN MILLIONS)


--------------------------------------------------------------------------
STATEMENTS OF CHANGES IN  RETAINED         1998        1997       1996
EARNINGS
--------------------------------------------------------------------------
Balance, beginning of year                $2,810      $2,471      $2,312
Net income                                   902         839         659
Dividends to parent                          110         500         500
--------------------------------------------------------------------------
Balance, end of year                      $3,602      $2,810      $2,471
==========================================================================


--------------------------------------------------------------------------
STATEMENTS OF ACCUMULATED OTHER CHANGES
IN EQUITY FROM NON-OWNER SOURCES
--------------------------------------------------------------------------

Balance, beginning of year                $  535      $  223      $  449
Unrealized gains (losses), net of tax         62         313        (226)
Foreign currency translation, net of           1          (1)          -
tax
--------------------------------------------------------------------------
Balance, end of year                      $  598      $  535      $  223
==========================================================================


--------------------------------------------------------------------------
SUMMARY OF CHANGES IN EQUITY
FROM NON-OWNER SOURCES
--------------------------------------------------------------------------

Net Income                                $  902      $  839      $  659
Other changes in equity from
   non-owner sources                          63         312        (226)
--------------------------------------------------------------------------
Total changes in equity from
   non-owner sources                      $  965      $1,151      $  433
==========================================================================


                 See Notes to Consolidated Financial Statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                           INCREASE (DECREASE) IN CASH
                                 ($ IN MILLIONS)

FOR THE YEAR ENDED DECEMBER 31,                                  1998         1997          1996
                                                                 ----         ----          ----
---------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
   Premiums collected                                          $1,763        $1,519        $1,387
   Net investment income received                               2,021         2,059         1,910
   Other revenues received                                        255           180           131
   Benefits and claims paid                                    (1,127)       (1,230)       (1,060)
   Interest credited to contractholders                          (918)         (853)         (820)
   Operating expenses paid                                       (587)         (445)         (343)
   Income taxes paid                                             (506)         (368)         (328)
   Trading account investments, (purchases) sales, net            (38)          (54)            -
   Other                                                           12            18           (70)
---------------------------------------------------------------------------------------------------
      Net cash provided by operating activities                   875           826           807
      Net cash used in discontinued operations                      -             -          (350)
---------------------------------------------------------------------------------------------------
      Net Cash Provided by Operations                             875           826           457
---------------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES
   Proceeds from maturities of investments
      Fixed maturities                                          2,608         2,259         1,928
      Mortgage loans                                              722           663           917
   Proceeds from sales of investments
      Fixed maturities                                         13,390         7,592         9,101
      Equity securities                                           212           341           479
      Mortgage loans                                                -           207           178
      Real estate held for sale                                    53           169           210
   Purchases of investments
      Fixed maturities                                         (18,072)     (11,143)      (11,556)
      Equity securities                                          (194)         (483)         (594)
      Mortgage loans                                             (457)         (771)         (470)
   Policy loans, net                                               15            38           (23)
   Short-term securities, (purchases) sales, net                 (495)           (2)          498
   Other investments, purchases, net                             (550)         (260)         (137)
   Securities transactions in course of settlement                192           311           (52)
   Net cash provided by investing activities of                     -             -           348
     discontinued operations
---------------------------------------------------------------------------------------------------
   Net Cash Provided by (Used In) Investing Activities         (2,576)       (1,079)          827
---------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES
   Redemption of commercial paper, net                              -           (50)          (23)
   Contractholder fund deposits                                 4,383         3,544         2,493
   Contractholder fund withdrawals                             (2,565)       (2,757)       (3,262)
   Dividends to parent company                                   (110)         (500)         (500)
   Other                                                            -             -             9
---------------------------------------------------------------------------------------------------
      Net Cash Provided by (Used In) Financing Activities       1,708           237        (1,283)
---------------------------------------------------------------------------------------------------
Net increase (decrease) in cash                                     7           (16)            1
---------------------------------------------------------------------------------------------------
Cash at December 31,                                           $   65        $   58        $   74
===================================================================================================


                 See Notes to Consolidated Financial Statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Significant accounting policies used in the preparation of the accompanying financial statements follow.

   Basis of Presentation

   The Travelers Insurance Company (TIC) and, collectively with its subsidiaries (the Company) is a wholly owned subsidiary of The Travelers Insurance Group Inc. (TIGI), an indirect wholly owned subsidiary of Citigroup Inc. (Citigroup), formerly Travelers Group Inc. The consolidated financial statements include the accounts of TIC and its insurance and non-insurance subsidiaries on a fully consolidated basis. The primary insurance subsidiaries of the Company are The Travelers Life and Annuity Company (TLAC) and Primerica Life Insurance Company (Primerica Life) and its subsidiary National Benefit Life Insurance Company (NBL).

   As discussed in Note 2 of Notes to Consolidated Financial Statements, in January 1995 the group life insurance and related businesses of the Company were sold to Metropolitan Life Insurance Company (MetLife). Also in January 1995, the group medical component was exchanged for a 42% interest in The MetraHealth Companies, Inc. (MetraHealth). The Company's interest in MetraHealth was sold on October 2, 1995 and a final contingent payment was made during 1996. The Company's discontinued operations reflect the results of the gain from the contingent payment in 1996.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and benefits and expenses during the reporting period. Actual results could differ from those estimates.

   Certain prior year amounts have been reclassified to conform with the 1998 presentation.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   ACCOUNTING CHANGES

   Accounting for Transfers and Servicing of Financial Assets and
   Extinguishments of Liabilities

   Effective January 1, 1997, the Company adopted Statement of Financial Accounting Standards No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" (FAS 125). This statement establishes accounting and reporting standards for transfers and servicing of financial assets and extinguishments of liabilities. These standards are based on an approach that focuses on control. Under this approach, after a transfer of financial assets, an entity recognizes the financial and servicing assets it controls and the liabilities it has incurred, derecognizes financial assets when control has been surrendered and derecognizes liabilities when extinguished. FAS 125 provides standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. Effective January 1, 1998, the Company adopted the collateral provisions of FAS 125 which were not effective until 1998 in accordance with Statement of Financial Accounting Standards No. 127, "Deferral of the Effective Date of Certain Provisions of SFAS 125". The adoption of the collateral provisions of FAS 125 created additional assets and liabilities on the Company's consolidated statement of financial position related to the recognition of securities provided and received as collateral. There was no impact on the Company's results of operations from the adoption of the collateral provisions of FAS 125.


   Reporting Comprehensive Income

   Effective January 1, 1998, the Company adopted Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" (FAS 130). FAS 130 establishes standards for the reporting and display of comprehensive income and its components in a full set of general-purpose financial statements. All items that are required to be recognized under accounting standards as components of comprehensive income are required to be reported in an annual financial statement that is displayed with the same prominence as other financial statements. This statement stipulates that comprehensive income reflect the change in equity of an enterprise during a period from transactions and other events and circumstances from non-owner sources. Comprehensive income thus represents the sum of net income and other changes in equity from non-owner sources. The accumulated balance of other changes in equity from non-owner sources is required to be displayed separately from retained earnings and additional paid-in capital in the consolidated balance sheet. The adoption of FAS 130 resulted primarily in the Company reporting unrealized gains and losses on investments in debt and equity securities in changes in equity from non-owner sources. See Note 5.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)




   Disclosures About Segments of an Enterprise and Related Information

During 1998, the Company adopted Statement of Financial Accounting Standards No. 131, "Disclosures About Segments of an Enterprise and Related Information" (FAS
131). FAS 131 establishes standards for the way that public enterprises report information about operating segments in annual financial statements and requires that selected information about those operating segments be reported in interim financial statements. This statement supersedes Statement of Financial Accounting Standards No. 14, "Financial Reporting for Segments of a Business Enterprise". FAS 131 requires that all public enterprises report financial and descriptive information about its reportable operating segments. Operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decisionmaker in deciding how to allocate resources and in assessing performance. As a result of the adoption of FAS 131, the Company has two reportable operating segments, Travelers Life and Annuity and Primerica Life Insurance. See Note 17.


   Accounting for the Costs of Computer Software Developed or Obtained for Internal Use

   During the third quarter of 1998, the Company adopted (effective January 1, 1998) the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants' Statement of Position 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use" (SOP 98-1). SOP 98-1 provides guidance on accounting for the costs of computer software developed or obtained for internal use and for determining when specific costs should be capitalized or expensed. The adoption of SOP 98-1 did not have a material impact on the Company's financial condition, statement of operations or liquidity.

   ACCOUNTING POLICIES

   Investments

   Fixed maturities include bonds, notes and redeemable preferred stocks. Fair values of investments in fixed maturities are based on quoted market prices or dealer quotes or, if these are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment. Also included in fixed maturities are loan-backed and structured securities, which are amortized using the retrospective method. The effective yield used to determine amortization is calculated based upon actual historical and projected future cash flows, which are obtained from a widely-accepted securities data provider. Fixed maturities are classified as "available for sale" and are reported at fair value, with unrealized investment gains and losses, net of income taxes, charged or credited directly to shareholder's equity.

   Equity securities, which include common and nonredeemable preferred stocks, are classified as "available for sale" and carried at fair value based primarily on quoted market prices. Changes in fair values of equity securities are charged or credited directly to shareholder's equity, net of income taxes.

   Mortgage loans are carried at amortized cost. A mortgage loan is considered impaired when it is probable that the Company will be unable to collect principal and interest amounts due. For mortgage loans that are determined to be impaired, a reserve is established for the difference between the amortized cost and fair market value of the underlying collateral. In estimating fair value, the Company uses interest rates reflecting the higher returns required in the current real estate financing market. Impaired loans were insignificant at December 31, 1998 and 1997.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   Real estate held for sale is carried at the lower of cost or fair value less estimated cost to sell. Fair value of foreclosed properties is established at the time of foreclosure by internal analysis or external appraisers, using discounted cash flow analyses and other accepted techniques. Thereafter, an allowance for losses on real estate held for sale is established if the carrying value of the property exceeds its current fair value less estimated costs to sell. There was no such allowance at December 31, 1998 and 1997.

   Trading securities and related liabilities are normally held for periods less than six months. These investments are marked to market with the change recognized in net investment income during the current period.

   Short-term securities, consisting primarily of money market instruments and other debt issues purchased with a maturity of less than one year, are carried at amortized cost which approximates market.

   Accrual of income is suspended on fixed maturities or mortgage loans that are in default, or on which it is likely that future payments will not be made as scheduled. Interest income on investments in default is recognized only as payment is received.

   DERIVATIVE FINANCIAL INSTRUMENTS

   The Company uses derivative financial instruments, including financial futures contracts, options, forward contracts and interest rate swaps and caps, as a means of hedging exposure to interest rate and foreign currency risk. Hedge accounting is used to account for derivatives. To qualify for hedge accounting the changes in value of the derivative must be expected to substantially offset the changes in value of the hedged item. Hedges are monitored to ensure that there is a high correlation between the derivative instruments and the hedged investment.

   Gains and losses arising from financial futures contracts are used to adjust the basis of hedged investments and are recognized in net investment income over the life of the investment.

   Payments to be received or made under interest rate swaps are accrued and recognized in net investment income. Swaps are carried at fair value with unrealized gains and losses, net of taxes, charged or credited directly to shareholder's equity.

   Forward contracts, and options, and interest rate caps were not significant at December 31, 1998 and 1997. Information concerning derivative financial instruments is included in Note 6.

   INVESTMENT GAINS AND LOSSES

   Realized investment gains and losses are included as a component of pre-tax revenues based upon specific identification of the investments sold on the trade date. Also included are gains and losses arising from the remeasurement of the local currency value of foreign investments to U.S. dollars, the functional currency of the Company. The foreign exchange effects of Canadian operations are included in unrealized gains and losses.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)



   POLICY LOANS

   Policy loans are carried at the amount of the unpaid balances that are not in excess of the net cash surrender values of the related insurance policies. The carrying value of policy loans, which have no defined maturities, is considered to be fair value.


   DEFERRED ACQUISITION COSTS AND VALUE OF INSURANCE IN FORCE

   Costs of acquiring individual life insurance, annuities and long-term care business, principally commissions and certain expenses related to policy issuance, underwriting and marketing, all of which vary with and are primarily related to the production of new business, are deferred. Acquisition costs relating to traditional life insurance, including term insurance and long-term care insurance, are amortized in relation to anticipated premiums; universal life in relation to estimated gross profits; and annuity contracts employing a level yield method. For life insurance, a 15 to 20 year amortization period is used; for long-term care business, a 10 to 20 year period is used, and a 7 to 20 year period is employed for annuities. Deferred acquisition costs are reviewed periodically for recoverability to determine if any adjustment is required.

   The value of insurance in force is an asset recorded at the time of acquisition of an insurance company. It represents the actuarially determined present value of anticipated profits to be realized from life insurance, annuities and health contracts at the date of acquisition using the same assumptions that were used for computing related liabilities where appropriate. The value of insurance in force was the actuarially determined present value of the projected future profits discounted at interest rates ranging from 14% to 18%. Traditional life insurance and guaranteed renewable health policies are amortized in relation to anticipated premiums; universal life is amortized in relation to estimated gross profits; and annuity contracts are amortized employing a level yield method. The value of insurance in force is reviewed periodically for recoverability to determine if any adjustment is required.


   SEPARATE AND VARIABLE ACCOUNTS

   Separate and variable accounts primarily represent funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholders. Each account has specific investment objectives. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. The assets of these accounts are carried at market value. Certain other separate accounts provide guaranteed levels of return or benefits and the assets of these accounts are primarily carried at market value. Amounts assessed to the contractholders for management services are included in revenues. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and related liability increases are excluded from benefits and expenses.


   GOODWILL

   Goodwill represents the cost of acquired businesses in excess of net assets and is being amortized on a straight-line basis principally over a 40-year period. The carrying amount is regularly reviewed for indication of impairment in value that in the view of management would be other than temporary. Impairments would be recognized in operating results if a permanent diminution in value is deemed to have occurred.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   CONTRACTHOLDER FUNDS

   Contractholder funds represent receipts from the issuance of universal life, corporate owned life insurance, pension investment and certain deferred annuity contracts. Contractholder fund balances are increased by such receipts and credited interest and reduced by withdrawals, mortality charges and administrative expenses charged to the contractholders. Interest rates credited to contractholder funds range from 3.5% to 9.1%.



   FUTURE POLICY BENEFITS

   Benefit reserves represent liabilities for future insurance policy benefits. Benefit reserves for life insurance and annuities have been computed based upon mortality, morbidity, persistency and interest assumptions applicable to these coverages, which range from 2.5% to 10.0%, including adverse deviation. These assumptions consider Company experience and industry standards. The assumptions vary by plan, age at issue, year of issue and duration. Appropriate recognition has been given to experience rating and reinsurance.

   PERMITTED STATUTORY ACCOUNTING PRACTICES

   The Company, whose insurance subsidiaries are domiciled principally in Connecticut and Massachusetts, prepares statutory financial statements in accordance with the accounting practices prescribed or permitted by the insurance departments of the states of domicile. Prescribed statutory accounting practices include certain publications of the National Association of Insurance Commissioners (NAIC) as well as state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The impact of any permitted accounting practices on statutory surplus of the Company is not material.

   The NAIC recently completed a process intended to codify statutory accounting practices for certain insurance enterprises. As a result of this process, the NAIC will issue a revised statutory Accounting Practices and Procedures Manual version effective January 1, 2001 (the revised Manual) that will be effective January 1, 2001 for the calendar year 2001 statutory financial statements. It is expected that the State of Connecticut will require that, effective January 1, 2001, insurance companies domiciled in Connecticut prepare their statutory basis financial statements in accordance with the revised Manual subject to any deviations prescribed or permitted by the Connecticut insurance commissioner. The Company has not yet determined the impact that this change will have on the statutory capital and surplus of its insurance subsidiaries.


   PREMIUMS

   Premiums are recognized as revenues when due. Reserves are established for the portion of premiums that will be earned in future periods and for deferred profits on limited-payment policies that are being recognized in income over the policy term.

   OTHER REVENUES

   Other revenues include surrender, mortality and administrative charges and fees earned on investment, universal life and other insurance contracts. Other revenues also include gains and losses on dispositions of assets other than realized investment gains and losses and revenues of non-insurance subsidiaries.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)



   INTEREST CREDITED TO CONTRACTHOLDERS

   Interest credited to contractholders represents amounts earned by universal life, corporate owned life insurance, pension investment and certain deferred annuity contracts in accordance with contract provisions.


   FEDERAL INCOME TAXES

   The provision for federal income taxes is comprised of two components, current income taxes and deferred income taxes. Deferred federal income taxes arise from changes during the year in cumulative temporary differences between the tax basis and book basis of assets and liabilities. The deferred federal income tax asset is recognized to the extent that future realization of the tax benefit is more likely than not, with a valuation allowance for the portion that is not likely to be recognized.

   FUTURE APPLICATION OF ACCOUNTING STANDARDS

   In December 1997, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued Statement of Position 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments" (SOP 97-3). SOP 97-3 provides guidance for determining when an entity should recognize a liability for guaranty-fund and other insurance-related assessments, how to measure that liability, and when an asset may be recognized for the recovery of such assessments through premium tax offsets or policy surcharges. This SOP is effective for financial statements for fiscal years beginning after December 15, 1998, and the effect of initial adoption is to be reported as a cumulative catch-up adjustment. Restatement of previously issued financial statements is not allowed. The Company plans to implement SOP 97-3 in the first quarter of 1999 and expects there to be no material impact on the Company's financial condition, results of operations or liquidity.


   In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" (FAS 133). This statement establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, (collectively referred to as derivatives) and for hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value. If certain conditions are met, a derivative may be specifically designated as (a) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment, (b) a hedge of the exposure to variable cash flows of a forecasted transaction, or (c) a hedge of the foreign currency exposure of a net investment in a foreign operation, an unrecognized firm commitment, an available-for-sale security, or a foreign-currency-denominated forecasted transaction. The accounting for changes in the fair value of a derivative (that is, gains and losses) depends on the intended use of the derivative and the resulting designation. FAS 133 is effective for all fiscal quarters of fiscal years beginning after June 15, 1999. Upon initial application of FAS 133, hedging relationships must be designated anew and documented pursuant to the provisions of this statement. The Company has not yet determined the impact that FAS 133 will have on its consolidated financial statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


2. DISPOSITIONS AND DISCONTINUED OPERATIONS

   On January 3, 1995, the Company and its affiliates completed the sale of their group life and related non-medical group insurance businesses to MetLife for $350 million and formed the MetraHealth joint venture by contributing their group medical businesses to MetraHealth, in exchange for shares of common stock of MetraHealth. No gain was recognized as a result of this transaction.

   On October 2, 1995, the Company and its affiliates completed the sale of their ownership in MetraHealth to United HealthCare Corporation. During 1996 the Company received a contingency payment based on MetraHealth's 1995 results. In conjunction with this payment, certain reserves associated with the group medical business and exit costs related to the discontinued operations were reevaluated resulting in a final after-tax gain of $26 million.


3. COMMERCIAL PAPER AND LINES OF CREDIT

   TIC issues commercial paper directly to investors. No commercial paper was outstanding at December 31, 1998 or 1997. TIC maintains unused credit availability under bank lines of credit at least equal to the amount of the outstanding commercial paper. No interest was paid in 1998 and interest expense was not significant in 1997.

   Citigroup, Commercial Credit Company (CCC) (an indirect wholly owned subsidiary of Citigroup) and TIC have an agreement with a syndicate of banks to provide $1.0 billion of revolving credit, to be allocated to any of Citigroup, CCC or TIC. TIC's participation in this agreement is limited to $250 million. The agreement consists of a five-year revolving credit facility that expires in 2001. At December 31, 1998, $700 million was allocated to Citigroup, $300 million was allocated to CCC and $0 was allocated to TIC. Under this facility TIC is required to maintain certain minimum equity and risk-based capital levels. At December 31, 1998, TIC was in compliance with these provisions. There were no amounts outstanding under this agreement at December 31, 1998 and 1997. If TIC had borrowings outstanding on this facility, the interest rate would be based upon LIBOR plus a negotiated margin.

4. REINSURANCE

   The Company participates in reinsurance in order to limit losses, minimize exposure to large risks, provide additional capacity for future growth and to effect business-sharing arrangements. Reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term coinsurance and modified coinsurance. The Company remains primarily liable as the direct insurer on all risks reinsured.

   Beginning in 1997, new universal life business was reinsured under an 80%/20% quota share reinsurance program and new term life business was reinsured under a 90%/10% quota share reinsurance program. Maximum retention of $1.5 million is generally reached on policies in excess of $7.5 million. For other plans of insurance, it is the policy of the Company to obtain reinsurance for amounts above certain retention limits on individual life policies, which limits vary with age and underwriting classification. Generally, the maximum retention on an ordinary life risk is $1.5 million.

   The Company writes workers' compensation business through its Accident Department. This business is ceded 100% to an affiliate, The Travelers Indemnity Company.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   A summary of reinsurance financial data reflected within the consolidated statements of income and balance sheets is presented below ($ in millions):


      WRITTEN PREMIUMS                         1998      1997       1996
      ----------------------------------------------------------------------
      Direct                                   $2,310    $2,148    $1,982
      Assumed from:
         Non-affiliated companies                   -         1         5
      Ceded to:
         Affiliated companies                    (242)     (280)     (284)
         Non-affiliated companies                (317)     (273)     (309)
      ----------------------------------------------------------------------
      Total Net Written Premiums               $1,751    $1,596    $1,394
      ======================================================================

      EARNED PREMIUMS                          1998      1997       1996
      ----------------------------------------------------------------------
      Direct                                   $1,949    $2,170    $1,897
      Assumed from:
         Non-affiliated companies                   -         1         5
      Ceded to:
         Affiliated companies                    (251)     (321)     (219)
         Non-affiliated companies                (308)     (291)     (315)
      ----------------------------------------------------------------------
      Total Net Earned Premiums                $1,390    $1,559    $1,368
      ======================================================================


   Reinsurance recoverables at December 31, 1998 and 1997 include amounts recoverable on unpaid and paid losses and were as follows ($ in millions):

      REINSURANCE RECOVERABLES                 1998      1997
      -----------------------------------------------------------
      Life and Accident and Health Business:
         Non-affiliated companies              $1,297    $1,362

      Property-Casualty Business:
         Affiliated companies                   2,090     2,391
      -----------------------------------------------------------
      Total Reinsurance Recoverables           $3,387    $3,753
      ===========================================================

   Total reinsurance recoverables at December 31, 1998 and 1997 include $640 million and $697 million, respectively, from MetLife in connection with the sale of the Company's group life and related businesses.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


5. SHAREHOLDER'S EQUITY

   Additional Paid-In Capital

   Additional paid-in capital increased during 1998 primarily due to the conversion of Citigroup common stock to Citigroup preferred stock. This increase in stockholder's equity was offset by a decrease in unrealized investment gains due to the same transaction. See Note 13.

   Unrealized Investment Gains (Losses)

   An analysis of the change in unrealized gains and losses on investments is shown in Note 13.

   Shareholder's Equity and Dividend Availability

   The Company's statutory net income, which includes all insurance subsidiaries, was $702 million, $754 million and $656 million for the years ended December 31, 1998, 1997 and 1996, respectively.

   The Company's statutory capital and surplus was $4.95 billion and $4.12 billion at December 31, 1998 and 1997, respectively.

   The Company is currently subject to various regulatory restrictions that limit the maximum amount of dividends available to be paid to its parent without prior approval of insurance regulatory authorities. Statutory surplus of $504 million is available in 1999 for dividend payments by the Company without prior approval of the Connecticut Insurance Department. In addition, under a revolving credit facility, the Company is required to maintain certain minimum equity and risk based capital levels. The Company is in compliance with these covenants at December 31, 1998 and 1997.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

ACCUMULATED OTHER CHANGES IN EQUITY FROM NON-OWNER SOURCES, NET OF TAX

--------------------------------------------------------------------------------------------------------------------------
                                                        NET UNREALIZED      FOREIGN CURRENCY     ACCUMULATED OTHER
                                                        GAIN ON             TRANSLATION          CHANGES IN EQUITY FROM
                                                        INVESTMENT          ADJUSTMENTS          NON-OWNER SOURCES
(for the year ended December 31, $ in millions)         SECURITIES
--------------------------------------------------------------------------------------------------------------------------
1998
Balance, beginning of year                                     $545              $(10)                   $535
Current-year change                                              62                 1                      63
--------------------------------------------------------------------------------------------------------------------------
Balance, end of year                                           $607               $(9)                   $598
==========================================================================================================================
1997
Balance, beginning of year                                     $232               $(9)                   $223
Current-year change                                             313                (1)                    312
--------------------------------------------------------------------------------------------------------------------------
Balance, end of year                                           $545              $(10)                   $535
==========================================================================================================================
1996
Balance, beginning of year                                     $458               $(9)                   $449
Current-year change                                            (226)                -                    (226)
--------------------------------------------------------------------------------------------------------------------------
Balance, end of year                                           $232               $(9)                   $223
==========================================================================================================================


TAX EFFECTS ALLOCATED TO EACH COMPONENT OF OTHER CHANGES IN EQUITY FROM NON-OWNER SOURCES

---------------------------------------------------------------------------------------------------------
                                                             Pre-tax       Tax expense       After-tax
(for the year ended December 31, $ in millions)               amount        (benefit)         amount
---------------------------------------------------------------------------------------------------------
1998
Unrealized gain on investment securities:
   Unrealized holding gains arising during year                $ 244          $  85            $ 159
   Less: reclassification adjustment for gains
     realized in net income                                      149             52               97
---------------------------------------------------------------------------------------------------------
Net unrealized gain on investment securities                      95             33               62
Foreign currency translation adjustments                           3              2                1
---------------------------------------------------------------------------------------------------------
Other changes in equity from non-owner sources                 $  98          $  35            $  63
=========================================================================================================
1997
Unrealized gain on investment securities:
   Unrealized holding gains arising during year                $ 681          $ 239            $ 442
   Less: reclassification adjustment for gains
     realized in net income                                      199             70              129
---------------------------------------------------------------------------------------------------------
Net unrealized gain on investment securities                     482            169              313
Foreign currency translation adjustments                          (1)             -               (1)
---------------------------------------------------------------------------------------------------------
Other changes in equity from non-owner sources                 $ 481          $ 169            $ 312
=========================================================================================================
1996
Unrealized gain on investment securities:
   Unrealized holding losses arising during year               $(283)         $ (99)           $(184)
   Less: reclassification adjustment for gains
     realized in net income                                       65             23               42
---------------------------------------------------------------------------------------------------------
Net unrealized loss on investment securities                    (348)          (122)            (226)
Foreign currency translation adjustments                           -              -                -
---------------------------------------------------------------------------------------------------------
Other changes in equity from non-owner sources                 $(348)         $(122)           $(226)
=========================================================================================================

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


6. DERIVATIVE FINANCIAL INSTRUMENTS AND FAIR VALUE OF FINANCIAL INSTRUMENTS

   Derivative Financial Instruments

   The Company uses derivative financial instruments, including financial futures, interest rate swaps, options and forward contracts as a means of hedging exposure to interest rate and foreign currency risk on anticipated transactions or existing assets and liabilities. The Company does not hold or issue derivative instruments for trading purposes. These derivative financial instruments have off-balance sheet risk. Financial instruments with off-balance sheet risk involve, to varying degrees, elements of credit and market risk in excess of the amount recognized in the balance sheet. The contract or notional amounts of these instruments reflect the extent of involvement the Company has in a particular class of financial instrument. However, the maximum loss of cash flow associated with these instruments can be less than these amounts. For interest rate swaps, options and forward contracts, credit risk is limited to the amount that it would cost the Company to replace the contracts. Financial futures contracts have little credit risk since organized exchanges are the counterparties. The Company is a writer of option contracts and as such has no credit risk since the counterparty has no performance obligation after it has paid a cash premium.

   The Company monitors creditworthiness of counterparties to these financial instruments by using criteria of acceptable risk that are consistent with on-balance sheet financial instruments. The controls include credit approvals, limits and other monitoring procedures.

   The Company uses exchange traded financial futures contracts to manage its exposure to changes in interest rates which arise from the sale of certain insurance and investment products, or the need to reinvest proceeds from the sale or maturity of investments. To hedge against adverse changes in interest rates, the Company enters long or short positions in financial futures contracts which offset asset price changes resulting from changes in market interest rates until an investment is purchased or a product is sold.

   Margin payments are required to enter a futures contract and contract gains or losses are settled daily in cash. The contract amount of futures contracts represents the extent of the Company's involvement, but not future cash requirements, as open positions are typically closed out prior to the delivery date of the contract.

   At December 31, 1998 and 1997, the Company held financial futures contracts with notional amounts of $459 million and $625 million, respectively. These financial futures had a deferred gain of $3.3 million and a deferred loss of $.1 million in 1998 and a deferred gain of $.7 million, and a deferred loss of $4.1 million in 1997. Total gains of $1.5 million and losses of $5.8 million from financial futures were deferred at December 31, 1998 and 1997, respectively, relating to anticipated investment purchases and investment product sales, and are reported as other liabilities. At December 31, 1998 and 1997, the Company's futures contracts had no fair value because these contracts were marked to market and settled in cash daily.

                 THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   The Company enters into interest rate swaps in connection with other financial instruments to provide greater risk diversification and better match an asset with a corresponding liability. Under interest rate swaps, the Company agrees with other parties to exchange, at specific intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. The Company also enters into basis swaps in which both legs of the swap are floating with each based on a different index. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each due date. Swap agreements are not exchange traded and are subject to the risk of default by the counterparty.

   At December 31, 1998 and 1997, the Company held interest rate swap contracts with notional amounts of $1,077.9 million and $234.7 million, respectively. The fair value of these financial instruments was $5.6 million (gain position) and $19.6 million (loss position) at December 31, 1998 and was $.3 million (gain position) and $2.5 million (loss position) at December 31, 1997. The fair values were determined using the discounted cash flow method.

   The off-balance sheet risks of options and forward contracts were not significant at December 31, 1998 and 1997.

   The Company purchased a 5-year interest rate cap, with a notional amount of $200 million, from Travelers Group Inc. in 1995 to hedge against losses that could result from increasing interest rates. This instrument, which does not have off-balance sheet risk, gave the Company the right to receive payments if interest rates exceeded specific levels at specific dates. The premium of $2 million paid for this instrument was being amortized over its life. The interest rate cap asset was terminated in 1998. The fair value at December 31, 1997 was $0.

   Financial Instruments with Off-Balance Sheet Risk

   In the normal course of business, the Company issues fixed and variable rate loan commitments and has unfunded commitments to partnerships. The off-balance sheet risk of these financial instruments was not significant at December 31, 1998 and 1997.

   Fair Value of Certain Financial Instruments

   The Company uses various financial instruments in the normal course of its business. Fair values of financial instruments that are considered insurance contracts are not required to be disclosed and are not included in the amounts discussed.

   At December 31, 1998 and 1997, investments in fixed maturities had a carrying value and a fair value of $23.9 billion and $21.5 billion, respectively. See Notes 1 and 13.

   At December 31, 1998 mortgage loans had a carrying value of $2.6 billion and a fair value of $2.8 billion and in 1997 had a carrying value of $2.9 billion and a fair value of $3.0 billion. In estimating fair value, the Company used interest rates reflecting the current real estate financing market.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

   The carrying values of $144 million and $143 million of financial instruments classified as other assets approximated their fair values at December 31, 1998 and 1997, respectively. The carrying values of $2.3 billion and $2.0 billion of financial instruments classified as other liabilities also approximated their fair values at December 31, 1998 and 1997, respectively. Fair value is determined using various methods, including discounted cash flows, as appropriate for the various financial instruments.

   At December 31, 1998, contractholder funds with defined maturities had a carrying value and a fair value of $3.3 billion, compared with a carrying value and a fair value of $2.3 billion at December 31, 1997. The fair value of these contracts is determined by discounting expected cash flows at an interest rate commensurate with the Company's credit risk and the expected timing of cash flows. Contractholder funds without defined maturities had a carrying value of $10.4 billion and a fair value of $10.2 billion at December 31, 1998, compared with a carrying value of $9.7 billion and a fair value of $9.5 billion at December 31, 1997. These contracts generally are valued at surrender value.

   The assets of separate accounts providing a guaranteed return had a carrying value and a fair value of $235 million at December 31, 1998, compared with a carrying value and a fair value of $260 million at December 31, 1997. The liabilities of separate accounts providing a guaranteed return had a carrying value and a fair value of $209 million and $206 million, respectively, at December 31, 1998, compared with a carrying value and a fair value of $209 million and $206 million, respectively, at December 31, 1997.

   The carrying values of cash, trading securities and trading securities sold not yet purchased are carried at fair value. The carrying values of short-term securities and investment income accrued approximated their fair values.

   The carrying value of policy loans, which have no defined maturities, is considered to be fair value.

7. COMMITMENTS AND CONTINGENCIES

   Financial Instruments with Off-Balance Sheet Risk

   See Note 6 for a discussion of financial instruments with off-balance sheet risk.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   Litigation

   In March 1997, a purported class action entitled Patterman v. The Travelers, Inc. et al. was commenced in the Superior Court of Richmond County, Georgia, alleging, among other things, violations of the Georgia RICO statute and other state laws by an affiliate of the Company, Primerica Financial Services, Inc. and certain of its affiliates. Plaintiffs seek unspecified compensatory and punitive damages and other relief. In October 1997, defendants answered the complaint, denied liability and asserted numerous affirmative defenses. In February 1998, the Superior Court of Richmond County transferred the lawsuit to the Superior Court of Gwinnett County, Georgia. The plaintiffs appealed the transfer order, and in December 1998 the Court of Appeals of the State of Georgia reversed the lower court's decision. Later in December 1998, defendants petitioned the Georgia Supreme Court to hear the appeal from the decision of the Court of Appeals. Pending appeal, proceedings in the trial court have been stayed. Defendants intend to vigorously contest the litigation.

   The Company is also a defendant or co-defendant in various other litigation matters in the normal course of business. Although there can be no assurances, as of December 31, 1998, the Company believes, based on information currently available, that the ultimate resolution of these legal proceedings would not be likely to have a material adverse effect on its results of operations, financial condition or liquidity.


8. BENEFIT PLANS

   Pension and Other Postretirement Benefits

   The Company participates in a qualified, noncontributory defined benefit pension plan sponsored by Citigroup. In addition, the Company provides certain other postretirement benefits to retired employees through a plan sponsored by TIGI. The Company's share of net expense for the qualified pension and other postretirement benefit plans was not significant for 1998, 1997 and 1996. Through plans sponsored by TIGI, the Company also provides defined contribution pension plans for certain agents. Company contributions are primarily a function of production. The expense for these plans was not significant in 1998, 1997 and 1996.

   401(k) Savings Plan

   Substantially all of the Company's employees are eligible to participate in a 401(k) savings plan sponsored by Citigroup. During 1996, the Company made matching contributions in an amount equal to the lesser of 100% of the pre-tax contributions made by the employee or $1,000. Effective January 1, 1997, the Company discontinued matching contributions for the majority of its employees. The Company's expenses in connection with the 401(k) savings plan were not significant in 1998, 1997 and 1996.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)



9. RELATED PARTY TRANSACTIONS

   The principal banking functions, including payment of salaries and expenses, for certain subsidiaries and affiliates of TIGI are handled by two companies. The Travelers Insurance Company (Life Department) handles banking functions for the life and annuity operations of Travelers Life and Annuity and some of its non-insurance affiliates. The Travelers Indemnity Company handles banking functions for the property-casualty operations, including most of its property-casualty insurance and non-insurance affiliates. Settlements between companies are made at least monthly. The Company provides various employee benefits coverages to employees of certain subsidiaries of TIGI. The premiums for these coverages were charged in accordance with cost allocation procedures based upon salaries or census. In addition, investment advisory and management services, data processing services and claims processing services are shared with affiliated companies. Charges for these services are shared by the companies on cost allocation methods based generally on estimated usage by department.

   The Company maintains a short-term investment pool in which its insurance affiliates participate. The position of each company participating in the pool is calculated and adjusted daily. At December 31, 1998 and 1997, the pool totaled approximately $2.3 billion and $2.6 billion, respectively. The Company's share of the pool amounted to $793 million and $725 million at December 31, 1998 and 1997, respectively, and is included in short-term securities in the consolidated balance sheet.

   Included in short-term investments is a 90 day variable rate note receivable from Citigroup issued on August 28, 1998 and renewed on November 25, 1998. The rate is based upon the AA financial commercial paper rate plus 14 basis points. The rate at December 31, 1998 is 5.47%. The balance at December 31, 1998 is $500 million. Interest accrued at December 31, 1998 was $2.2 million. Interest earned during 1998 was $9.4 million. Citigroup repaid this note on February 25, 1999.

   The Company sells structured settlement annuities to the insurance subsidiaries of TAP in connection with the settlement of certain policyholder obligations. Such premiums and deposits were $104 million, $88 million, and $40 million for 1998, 1997 and 1996, respectively. Reserves and contractholder funds related to these annuities amounted to $787 million and $795 million in 1998 and 1997, respectively.

   The Company markets deferred annuity products and life and health insurance through its affiliate, Salomon Smith Barney Inc. (SSB). Premiums and deposits related to these products were $1.3 billion, $1.0 billion, and $820 million in 1998, 1997 and 1996, respectively.

   During the year the Company lent out $78.5 million par of debentures to SSB for $84.8 million in cash collateral. Loaned debentures totaling $37.6 million with cash collateral of $39.7 million remained outstanding at December 31, 1998.

   The Company sold $27.4 million par of 6.125% U.S. Treasury bonds to SSB for $31.1 million.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   The Company purchased $36 million par of 6.56% Chase Commercial Mortgage Securities Corp. bonds from SSB for $35.9 million.

   Primerica Life has entered into a General Agency Agreement with Primerica Financial Service, Inc. (Primerica), that provides that Primerica will be Primerica Life's general agent for marketing all insurance of Primerica Life. In consideration of such services, Primerica Life agreed to pay Primerica marketing fees of no less than $10 million based upon U.S. gross direct premiums received by Primerica Life. In 1998 the fees paid by Primerica Life were $12.5 million.

   In 1998 Primerica became a distributor of products for Travelers Life and Annuity. During the year Primerica sold $256 million of deferred annuities.

   Included in other invested assets is a $987 million investment in Citigroup preferred stock at December 31, 1998, carried at cost. Also, included in other invested assets is a $1.15 billion investment in common stock of Citigroup at December 31, 1997, carried at fair value.

   The Company participates in a stock option plan sponsored by Citigroup that provides for the granting of stock options in Citigroup common stock to officers and key employees. To further encourage employee stock ownership, during 1997 Citigroup introduced the WealthBuilder stock option program. Under this program, all employees meeting certain requirements have been granted Citigroup stock options.

   The Company applies APB 25 and related interpretations in accounting for stock options. Since stock options under the Citigroup plans are issued at fair market value on the date of award, no compensation cost has been recognized for these awards. FAS 123 provides an alternative to APB 25 whereby fair values may be ascribed to options using a valuation model and amortized to compensation cost over the vesting period of the options.

   Had the Company applied FAS 123 in accounting for Citigroup stock options, net income would have been the pro forma amounts indicated below:

       -----------------------------------------------------------------------------------------------------
       YEAR ENDING DECEMBER 31,                                1998               1997               1996
       ($ IN MILLIONS)
       -----------------------------------------------------------------------------------------------------
       Net income, as reported                                  $902               $839               $659
       FAS 123 pro forma adjustments, after tax                  (13)                (9)                (3)
       -----------------------------------------------------------------------------------------------------
       Net income, pro forma                                    $889               $830               $656

   The Company had an interest rate cap agreement with Citigroup.  See Note 6.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


10.   LEASES

   Most leasing functions for TIGI and its subsidiaries are administered by TAP. In 1996, TAP assumed the obligations for several leases. Rent expense related to all leases are shared by the companies on a cost allocation method based generally on estimated usage by department. Rent expense was $18 million, $15 million, and $24 million in 1998, 1997 and 1996, respectively.

      ---------------------------------------------------
      YEAR ENDING DECEMBER 31,        MINIMUM OPERATING
      ($ in millions)                  RENTAL PAYMENTS
      ---------------------------------------------------
      1999                                  $  47
      2000                                     50
      2001                                     54
      2002                                     44
      2003                                     42
      Thereafter                              296
      ---------------------------------------------------
      Total Rental Payments                  $533
      ===================================================


   Future sublease rental income of approximately $86 million will partially offset these commitments. Also, the Company will be reimbursed for 50% of the rental expense for a particular lease totaling $207 million, by an affiliate. Minimum future capital lease payments are not significant.

   The Company is reimbursed for use of furniture and equipment through cost sharing agreements by its affiliates.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)



11. FEDERAL INCOME TAXES
    ($ in millions)

      EFFECTIVE TAX RATE

      ----------------------------------------------------------------------------------
      FOR THE YEAR ENDED DECEMBER 31,              1998          1997           1996
      ----------------------------------------------------------------------------------
      Income Before Federal Income Taxes          $1,383        $1,283          $ 975
      Statutory Tax Rate                              35%           35%            35%
      ----------------------------------------------------------------------------------
      Expected Federal Income Taxes                  484           449            341
      Tax Effect of:
         Non-taxable investment income                (5)           (4)            (3)
         Other, net                                    2            (1)             4
      ----------------------------------------------------------------------------------
      Federal Income Taxes                        $  481        $  444          $ 342
      ==================================================================================
      Effective Tax Rate                              35%           35%            35%
      ----------------------------------------------------------------------------------

      COMPOSITION OF FEDERAL INCOME TAXES

      Current:
         United States                            $  418        $  410          $ 263
         Foreign                                      24            24             21
      ---------------------------------------------------------------------------------
         Total                                       442           434            284
      ---------------------------------------------------------------------------------
      Deferred:
         United States                                40            10             57
         Foreign                                      (1)            -              1
      ---------------------------------------------------------------------------------
         Total                                        39            10             58
      ----------------------------------------------------------------------------------
      Federal Income Taxes                        $  481        $  444          $ 342
      =================================================================================


   Additional tax benefits attributable to employee stock plans allocated directly to shareholder's equity for the years ended December 31, 1998, 1997 and 1996 were $17 million, $17 million and $8 million, respectively.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   The net deferred tax liabilities at December 31, 1998 and 1997 were comprised of the tax effects of temporary differences related to the following assets and liabilities:

      ($ in millions)                                              1998           1997
                                                                   ----           ----
      Deferred Tax Assets:
         Benefit, reinsurance and other reserves                 $  616        $  561
         Operating lease reserves                                    76            80
         Other employee benefits                                    103           102
         Other                                                      135           127
      ----------------------------------------------------------------------------------
            Total                                                   930           870
      ----------------------------------------------------------------------------------
      Deferred Tax Liabilities:
         Deferred acquisition costs and value of                    673           608
         insurance in force
         Investments, net                                           489           484
         Other                                                       90            87
      ----------------------------------------------------------------------------------
            Total                                                 1,252         1,179
      ----------------------------------------------------------------------------------
      Net Deferred Tax Liability Before Valuation                  (322)         (309)
      Allowance
      Valuation Allowance for Deferred Tax Assets                  (100)         (100)
      ----------------------------------------------------------------------------------
      Net Deferred Tax Liability After Valuation Allowance       $ (422)       $ (409)
      ----------------------------------------------------------------------------------

   The Company and its life insurance subsidiaries will file a consolidated federal income tax return. Federal income taxes are allocated to each member of the consolidated group on a separate return basis adjusted for credits and other amounts required by the consolidation process. Any resulting liability will be paid currently to the Company. Any credits for losses will be paid by the Company to the extent that such credits are for tax benefits that have been utilized in the consolidated federal income tax return.

   The $100 million valuation allowance is sufficient to cover any capital losses on investments that may exceed the capital gains able to be generated in the life insurance group's consolidated federal income tax return based upon management's best estimate of the character of the reversing temporary differences. Reversal of the valuation allowance is contingent upon the recognition of future capital gains or a change in circumstances that causes the recognition of the benefits to become more likely than not. There was no change in the valuation allowance during 1998. The initial recognition of any benefit produced by the reversal of the valuation allowance will be recognized by reducing goodwill.

   At December 31, 1998, the Company had no ordinary or capital loss carryforwards.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   The policyholders surplus account, which arose under prior tax law, is generally that portion of the gain from operations that has not been subjected to tax, plus certain deductions. The balance of this account is approximately $932 million. Income taxes are not provided for on this amount because under current U.S. tax rules such taxes will become payable only to the extent such amounts are distributed as a dividend to exceed limits prescribed by federal law. Distributions are not contemplated from this account. At current rates the maximum amount of such tax would be approximately $326 million.

12.   NET INVESTMENT INCOME

      ----------------------------------------------------------------------
      FOR THE YEAR ENDED DECEMBER 31,          1998      1997       1996
                                               ----      ----       ----
      ($ in millions)
      ----------------------------------------------------------------------
      GROSS INVESTMENT INCOME
         Fixed maturities                      $1,598    $1,460   $1,387
         Mortgage loans                           295       291      334
         Policy loans                             131       137      156
         Other, including trading                 226       238      171
      ----------------------------------------------------------------------
                                                2,250     2,126    2,048
      ----------------------------------------------------------------------
      Investment expenses                          65        89       98
      ----------------------------------------------------------------------
      Net investment income                    $2,185    $2,037   $1,950
      ----------------------------------------------------------------------


13.   INVESTMENTS AND INVESTMENT GAINS (LOSSES)

   Realized investment gains (losses) for the periods were as follows:

      ----------------------------------------------------------------------
      FOR THE YEAR ENDED DECEMBER 31,           1998      1997       1996
                                                ----      ----       ----
      ($ in millions)
      ----------------------------------------------------------------------
      REALIZED INVESTMENT GAINS
         Fixed maturities                       $111       $71      $(63)
         Equity securities                         6        (9)       47
         Mortgage loans                           21        59        49
         Real estate held for sale                16        67        33
         Other                                    (5)       11        (1)
      ----------------------------------------------------------------------
            Total Realized Investment Gains     $149      $199       $65
      ----------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   Changes in net unrealized investment gains (losses) that are reported as accumulated other changes in equity from non-owner sources or unrealized gains on Citigroup stock in shareholder's equity were as follows:


      -------------------------------------------------------------------------------------------------
      FOR THE YEAR ENDED DECEMBER 31,                           1998            1997           1996
                                                              -------         -------        -------
      ($ in millions)
      -------------------------------------------------------------------------------------------------
      UNREALIZED INVESTMENT GAINS (LOSSES)
         Fixed maturities                                     $    91         $   446        $  (323)
         Equity securities                                         13              25            (35)
         Other                                                   (169)            520            220
      -------------------------------------------------------------------------------------------------
            Total Unrealized Investment Gains (Losses)            (65)            991           (138)

      -------------------------------------------------------------------------------------------------

         Related taxes                                            (20)            350            (43)
      -------------------------------------------------------------------------------------------------
         Change in unrealized investment gains                    (45)            641            (95)
         (losses)
         Transferred to paid in capital, net of tax              (585)             --             --
         Balance beginning of year                              1,228             587            682
      -------------------------------------------------------------------------------------------------
            Balance End of Year                               $   598         $ 1,228        $   587
      -------------------------------------------------------------------------------------------------

   Included in Other in 1998 is the unrealized loss on Citigroup common stock of $167 million prior to the conversion to preferred stock. Also included in Other were unrealized gains of $506 million and $203 million, which were reported in 1997 and 1996, respectively, related to appreciation of Citigroup common stock.

   Fixed Maturities

   Proceeds from sales of fixed maturities classified as available for sale were $13.4 billion, $7.6 billion and $9.1 billion in 1998, 1997 and 1996, respectively. Gross gains of $314 million, $170 million and $107 million and gross losses of $203 million, $99 million and $175 million in 1998, 1997 and 1996, respectively, were realized on those sales.

   Fair values of investments in fixed maturities are based on quoted market prices or dealer quotes or, if these are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment. The fair value of investments for which a quoted market price or dealer quote are not available amounted to $4.8 billion and $5.1 billion at December 31, 1998 and 1997, respectively.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


The amortized cost and fair value of investments in fixed maturities were as follows:

---------------------------------------------------------------------------------------------------------
DECEMBER 31, 1998                                                       GROSS       GROSS
($ in millions)                                        AMORTIZED      UNREALIZED   UNREALIZED      FAIR
                                                         COST           GAINS       LOSSES        VALUE
---------------------------------------------------------------------------------------------------------
AVAILABLE FOR SALE:
     Mortgage-backed securities - CMOs and
     pass-through securities                            $ 4,717       $   147       $    11       $ 4,853
     U.S. Treasury securities and obligations of
     U.S. Government and government agencies and
     authorities                                          1,563           186             3         1,746
     Obligations of states, municipalities and
     political subdivisions                                 239            18          --             257
     Debt securities issued by foreign governments          634            41             3           672
     All other corporate bonds                           13,025           532            57        13,500
     Other debt securities                                2,709           106            38         2,777
     Redeemable preferred stock                              86             3             1            88
---------------------------------------------------------------------------------------------------------
         Total Available For Sale                       $22,973       $ 1,033       $   113       $23,893
---------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
DECEMBER 31, 1997                                                         GROSS         GROSS
($ in millions)                                          AMORTIZED      UNREALIZED    UNREALIZED         FAIR
                                                           COST           GAINS         LOSSES          VALUE
--------------------------------------------------------------------------------------------------------------
AVAILABLE FOR SALE:
     Mortgage-backed securities - CMOs and
     pass-through securities                              $ 3,842        $   124        $     2        $ 3,964
     U.S. Treasury securities and obligations of
     U.S. Government and government agencies and
     authorities                                            1,580            149              1          1,728
     Obligations of states, municipalities and
     political subdivisions                                    78              8           --               86
     Debt securities issued by foreign governments            622             31              4            649
     All other corporate bonds                             11,787            459             17         12,229
     Other debt securities                                  2,761             88              7          2,842
     Redeemable preferred stock                                12              1           --               13
--------------------------------------------------------------------------------------------------------------
         Total Available For Sale                         $20,682        $   860        $    31        $21,511
--------------------------------------------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


The amortized cost and fair value of fixed maturities at December 31, 1998, by contractual maturity, are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

-----------------------------------------------------------------
($ in millions)                           AMORTIZED        FAIR
                                            COST          VALUE
-----------------------------------------------------------------
MATURITY:
     Due in one year or less              $ 1,296        $ 1,305
     Due after 1 year through 5 years       6,253          6,412
     Due after 5 years through 10 years     5,096          5,310
     Due after 10 years                     5,611          6,013
-----------------------------------------------------------------
                                           18,256         19,040
-----------------------------------------------------------------
     Mortgage-backed securities             4,717          4,853
-----------------------------------------------------------------
         Total Maturity                   $22,973        $23,893
-----------------------------------------------------------------

The Company makes investments in collateralized mortgage obligations (CMOs). CMOs typically have high credit quality, offer good liquidity, and provide a significant advantage in yield and total return compared to U.S. Treasury securities. The Company's investment strategy is to purchase CMO tranches which are protected against prepayment risk, including planned amortization class
(PAC) tranches. Prepayment protected tranches are preferred because they provide stable cash flows in a variety of interest rate scenarios. The Company does invest in other types of CMO tranches if a careful assessment indicates a favorable risk/return tradeoff. The Company does not purchase residual interests in CMOs.

At December 31, 1998 and 1997, the Company held CMOs classified as available for sale with a fair value of $3.4 billion and $2.1 billion, respectively. Approximately 54% and 72%, respectively, of the Company's CMO holdings are fully collateralized by GNMA, FNMA or FHLMC securities at December 31, 1998 and 1997. In addition, the Company held $1.4 billion and $1.9 billion of GNMA, FNMA or FHLMC mortgage-backed pass-through securities at December 31, 1998 and 1997, respectively. Virtually all of these securities are rated AAA.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     Equity Securities

     The cost and fair values of investments in equity securities were as follows:

------------------------------------------------------------------------------------------------
        EQUITY SECURITIES:                       GROSS UNREALIZED     GROSS UNREALIZED      FAIR
        ($ in millions)                  COST         GAINS               LOSSES           VALUE
------------------------------------------------------------------------------------------------
DECEMBER 31, 1998
     Common stocks                       $129         $ 44                $  3              $170
     Non-redeemable preferred stocks      345           10                   7               348
------------------------------------------------------------------------------------------------
         Total Equity Securities         $474         $ 54                $ 10              $518
------------------------------------------------------------------------------------------------

DECEMBER 31, 1997
     Common stocks                       $179         $ 34                $ 11              $202
     Non-redeemable preferred stocks      301           13                   4               310
------------------------------------------------------------------------------------------------
         Total Equity Securities         $480         $ 47                $ 15              $512
------------------------------------------------------------------------------------------------

     Proceeds from sales of equity securities were $212 million, $341 million and $479 million in 1998, 1997 and 1996, respectively. Gross gains of $30 million, $53 million and $64 million and gross losses of $24 million, $62 million and $11 million in 1998, 1997 and 1996, respectively, were realized on those sales.

     Mortgage Loans and Real Estate Held For Sale

     At December 31, 1998 and 1997, the Company's mortgage loan and real estate held for sale portfolios consisted of the following ($ in millions):

------------------------------------------------------------------------------------
                                                                  1998          1997
------------------------------------------------------------------------------------
Current Mortgage Loans                                          $2,370        $2,866
Underperforming Mortgage Loans                                     236             3
------------------------------------------------------------------------------------
     Total Mortgage Loans                                        2,606         2,869
------------------------------------------------------------------------------------

Real Estate Held For Sale - Foreclosed                             112           117
Real Estate Held For Sale - Investment                              31            17
------------------------------------------------------------------------------------
     Total Real Estate                                             143           134
------------------------------------------------------------------------------------

     Total Mortgage Loans and Real Estate Held for Sale         $2,749        $3,003
====================================================================================

Underperforming mortgage loans include delinquent mortgage loans, loans in the process of foreclosure, foreclosed loans and loans modified at interest rates below market.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     Aggregate annual maturities on mortgage loans at December 31, 1998 are as follows:


-----------------------------------------------------------------------
YEAR ENDING DECEMBER 31,
($ in millions)
-----------------------------------------------------------------------
Past Maturity                                                    $  186
  1999                                                              188
  2000                                                              196
  2001                                                              260
  2002                                                              118
  2003                                                              206
Thereafter                                                        1,452
-----------------------------------------------------------------------
Total                                                            $2,606
=======================================================================

     Joint Venture

     In October 1997, the Company and Tishman Speyer Properties (Tishman), a worldwide real estate owner, developer and manager, formed a real estate joint venture with an initial equity commitment of $792 million. The Company and certain of its affiliates originally committed $420 million in real estate equity and $100 million in cash while Tishman originally committed $272 million in properties and cash. Both companies are serving as general partners for the venture and Tishman is primarily responsible for the venture's real estate acquisition and development efforts. The Company's carrying value of this investment was $252.4 million and $204.8 million at December 31, 1998 and 1997, respectively.

     Trading Securities

     Trading securities of the Company are held in a subsidiary that is a broker/dealer, Tribeca Investments L.L.C.

($ in millions)
-------------------------------------------------------------------------------------
TRADING SECURITIES OWNED                                          1998          1997
                                                                 ------        ------

Convertible bond arbitrage                                       $  754        $  370
Merger arbitrage                                                    427           352
Other                                                                 5            78
-------------------------------------------------------------------------------------
     Total                                                       $1,186        $  800
-------------------------------------------------------------------------------------

TRADING SECURITIES SOLD NOT YET PURCHASED

Convertible bond arbitrage                                       $  521        $  249
Merger arbitrage                                                    352           213
-------------------------------------------------------------------------------------
     Total                                                       $  873        $  462
-------------------------------------------------------------------------------------

     The Company's trading portfolio investments and related liabilities are normally held for periods less than six months. Therefore, expected future cash flows for these assets and liabilities are expected to be realized in less than one year.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     Concentrations

     At December 31, 1998 and 1997, the Company had no concentration of credit risk in a single investee exceeding 10% of consolidated shareholder's equity.

     The Company maintains a short-term investment pool for its insurance affiliates in which the Company also participates. See Note 9.

     Included in fixed maturities are below investment grade assets totaling $2.1 billion and $1.4 billion at December 31, 1998 and 1997, respectively. The Company defines its below investment grade assets as those securities rated "Ba1" or below by external rating agencies, or the equivalent by internal analysts when a public rating does not exist. Such assets include publicly traded below investment grade bonds and certain other privately issued bonds that are classified as below investment grade.

     The Company had concentrations of investments, primarily fixed maturities, in the following industries:

        -----------------------------------------------------------------------
        ($ in millions)                                   1998          1997
        -----------------------------------------------------------------------
        Banking                                          $2,131        $2,215
        Electric Utilities                                1,513         1,377
        Finance                                           1,346         1,556
        Asset-Backed Credit Cards                         1,013           778
        -----------------------------------------------------------------------

     Below investment grade assets included in the preceding table were not significant.

     At December 31, 1998 and 1997, concentrations of mortgage loans of $751 million and $794 million, respectively, were for properties located in highly populated areas in the state of California.

     Other mortgage loan investments are relatively evenly dispersed throughout the United States, with no significant holdings in any one state.

     Significant concentrations of mortgage loans by property type at December 31, 1998 and 1997 were as follows:

        ------------------------------------------------------------------------
        ($ in millions)                                    1998          1997
        ------------------------------------------------------------------------
        Office                                            $1,185        $1,382
        Agricultural                                         887           771

        ------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     The Company monitors creditworthiness of counterparties to all financial instruments by using controls that include credit approvals, limits and other monitoring procedures. Collateral for fixed maturities often includes pledges of assets, including stock and other assets, guarantees and letters of credit. The Company's underwriting standards with respect to new mortgage loans generally require loan to value ratios of 75% or less at the time of mortgage origination.

     Non-Income Producing Investments

     Investments included in the consolidated balance sheets that were non-income producing for the preceding 12 months were insignificant.

     Restructured Investments

     The Company had mortgage loans and debt securities that were restructured at below market terms at December 31, 1998 and 1997. The balances of the restructured investments were insignificant. The new terms typically defer a portion of contract interest payments to varying future periods. The accrual of interest is suspended on all restructured assets, and interest income is reported only as payment is received. Gross interest income on restructured assets that would have been recorded in accordance with the original terms of such loans was insignificant in 1998 and in 1997. Interest on these assets, included in net investment income was insignificant in 1998 and 1997.


14.  DEPOSIT FUNDS AND RESERVES

     At December 31, 1998, the Company had $25.7 billion of life and annuity deposit funds and reserves. Of that total, $13.8 billion is not subject to discretionary withdrawal based on contract terms. The remaining $11.9 billion is for life and annuity products that are subject to discretionary withdrawal by the contractholder. Included in the amount that is subject to discretionary withdrawal is $2.4 billion of liabilities that are surrenderable with market value adjustments. Also included are an additional $5.1 billion of life insurance and individual annuity liabilities which are subject to discretionary withdrawals, and have an average surrender charge of 4.7%. In the payout phase, these funds are credited at significantly reduced interest rates. The remaining $4.4 billion of liabilities are surrenderable without charge. More than 14.2% of these relate to individual life products. These risks would have to be underwritten again if transferred to another carrier, which is considered a significant deterrent against withdrawal by long-term policyholders. Insurance liabilities that are surrendered or withdrawn are reduced by outstanding policy loans and related accrued interest prior to payout.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


15.  RECONCILIATION OF NET INCOME TO NET CASH PROVIDED BY OPERATING ACTIVITIES

     The following table reconciles net income to net cash provided by operating activities:

        --------------------------------------------------------------------------------------------------------------
        FOR THE YEAR ENDED DECEMBER 31,                                          1998           1997          1996
                                                                                 ----           ----          ----
        ($ in millions)
        --------------------------------------------------------------------------------------------------------------
        Net Income From Continuing Operations                                     $902          $839          $633
             Adjustments to reconcile net income to net cash provided by operating activities:
                 Realized gains                                                   (149)         (199)          (65)
                 Deferred federal income taxes                                      39            10            58
                 Amortization of deferred policy acquisition costs and
                 value of insurance in force                                       311           293           281
                 Additions to deferred policy acquisition costs                   (566)         (471)         (350)
                 Investment income accrued                                         (55)           14             2
                 Premium balances receivable                                         7             3            (6)
                 Insurance reserves and accrued expenses                           335           131            (1)
                 Other                                                              51           206           255
        --------------------------------------------------------------------------------------------------------------
                 Net cash provided by operating activities                         875           826           807
                 Net cash used in discontinued operations                            -             -          (350)
                 Net cash provided by operations                                  $875          $826          $457
        --------------------------------------------------------------------------------------------------------------


16.  NON-CASH INVESTING AND FINANCING ACTIVITIES

     Significant non-cash investing and financing activities include the transfer of Citigroup common stock to Citigroup preferred stock valued at $987 million in 1998 and the conversion of $119 million of real estate held for sale to other invested assets as a joint venture in 1997.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

17. OPERATING SEGMENTS

The Company has two reportable business segments that are separately managed due to differences in products, services, marketing strategy and resource management. The business of each segment is maintained and reported through separate legal entities within the Company. The management groups of each segment report separately to the common ultimate parent, Citigroup Inc.

The TRAVELERS LIFE AND ANNUITY business segment consolidates primarily the business of Travelers Insurance Company and The Travelers Life and Annuity Company. The Travelers Life and Annuity business segment offers fixed and variable deferred annuities, payout annuities and term, universal and variable life and long-term care insurance to individuals and small businesses. It also provides group pension products, including guaranteed investment contracts and group annuities for employer-sponsored retirement and savings plans.

The PRIMERICA LIFE business segment consolidates primarily the business of Primerica Life Insurance Company and National Benefit Life Insurance Company. The Primerica Life business segment offers individual life products, primarily term insurance, to customers through a nationwide sales force of approximately 80,000 full and part-time licensed Personal Financial Analysts.

The accounting policies of the segments are the same as those described in the summary of significant accounting policies (see Note 1), except that management also includes receipts on long-duration contracts (universal life-type and investment contracts) as deposits along with premiums in measuring business volume.

BUSINESS SEGMENT INFORMATION:

-----------------------------------------------------------------------------------------------------------------
                                                          TRAVELERS LIFE AND   PRIMERICA LIFE
1998 ($ IN MILLIONS)                                            ANNUITY           INSURANCE          TOTAL
-----------------------------------------------------------------------------------------------------------------
Business Volume:
     Premiums                                                    $   683          $ 1,057          $ 1,740
     Deposits                                                      7,693             --              7,693
                                                                 -------          -------          -------
Total business volume                                            $ 8,376          $ 1,057          $ 9,433
Net investment income                                              1,965              220            2,185
Interest credited to contractholders                                 876               --              876
Amortization of deferred acquisition costs and value of
     insurance in force                                              115              196              311
Federal income taxes on Operating Income                             260              170              430
Operating Income (excludes realized gains or losses and
     the related FIT)                                            $   493          $   312          $   805
Segment Assets                                                   $49,646          $ 6,902          $56,548

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


-----------------------------------------------------------------------------------------------------------------
                                                          TRAVELERS LIFE AND   PRIMERICA LIFE
1997 ($ IN MILLIONS)                                            ANNUITY           INSURANCE       TOTAL
-----------------------------------------------------------------------------------------------------------------
Business Volume
     Premiums                                                   $   548         $ 1,035         $ 1,583
     Deposits                                                     5,276            --             5,276
                                                                -------         -------         -------
Total business volume                                           $ 5,824         $ 1,035         $ 6,859
Net investment income                                             1,836             201           2,037
Interest credited to contractholders                                829              --             829
Amortization of deferred acquisition costs and value of
     insurance in force                                              96             197             293
Federal income taxes on Operating Income                            221             153             374
Operating Income (excludes realized gains or losses and
     the related FIT)                                           $   427         $   283         $   710
Segment Assets                                                  $42,330         $ 7,110         $49,440
-----------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------
                                                           TRAVELERS LIFE AND  PRIMERICA LIFE
1996 ($ IN MILLIONS)                                            ANNUITY          INSURANCE       TOTAL
-----------------------------------------------------------------------------------------------------------------
Business Volume:
     Premiums                                                   $   357         $ 1,030         $ 1,387
     Deposits                                                     3,502            --             3,502
                                                                -------         -------         -------
Total business volume                                           $ 3,859         $ 1,030         $ 4,889
Net investment income                                             1,775             175           1,950
Interest credited to contractholders                                863              --             863
Amortization of deferred acquisition costs and value of
     insurance in force                                              83             198             281
Federal income taxes on Operating Income                            189             130             319
Operating Income (excludes realized gains or losses and
     the related FIT)                                           $   356         $   235         $   591
Segment Assets                                                  $37,564         $ 5,409         $42,973
-----------------------------------------------------------------------------------------------------------------

The amount of investments in equity method investees and total expenditures for additions to long-lived assets other than financial instruments, long-term customer relationships of a financial institution, mortgage and other servicing rights, deferred policy acquisition costs, and deferred tax assets, were not material.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)



BUSINESS SEGMENT RECONCILIATION:
($ in millions)

REVENUES                                    1998          1997          1996
-------------------------------------------------------------------------------
Total business volume                      $ 9,433      $ 6,859       $ 4,889
Net investment income                        2,185        2,037         1,950
Realized investment gains                      149          199            65
Other revenues                                 440          354           284
Elimination of deposits                     (7,693)      (5,276)       (3,502)
-------------------------------------------------------------------------------
      Total revenues                       $ 4,514      $ 4,173       $ 3,686
===============================================================================

OPERATING INCOME                                 1998         1997         1996
--------------------------------------------------------------------------------
Total operating income of business segments      $805        $710         $591
Realized investment gains net of tax               97         129           42
--------------------------------------------------------------------------------
      Income from continuing operations          $902        $839         $633
================================================================================

ASSETS                                           1998         1997         1996
--------------------------------------------------------------------------------
Total assets of business segments               $56,548     $49,440      $42,973
================================================================================

REVENUE BY PRODUCTS                             1998        1997         1996
--------------------------------------------------------------------------------
Deferred Annuities                             $ 4,198     $ 3,303      $ 2,635
Group and Payout Annuities                       5,326       3,737        2,194
Individual Life & Health Insurance               2,270       2,102        1,956
Other (a)                                          413         307          403
Elimination of deposits                         (7,693)     (5,276)      (3,502)
--------------------------------------------------------------------------------
      Total Revenue                            $ 4,514     $ 4,173      $ 3,686
================================================================================

(a) Other represents revenue attributable to unallocated capital and run-off business.

The Company's revenue was derived almost entirely from U.S. domestic business. Revenue attributable to foreign countries was insignificant.

The Company had no transactions with a single customer representing 10% or more of its revenue.

                                   MARKETLIFE

             INDIVIDUAL VARIABLE UNIVERSAL LIFE INSURANCE CONTRACTS

                                   ISSUED BY

                        THE TRAVELERS INSURANCE COMPANY
                             HARTFORD, CONNECTICUT


L-11843                                                                May, 1999

                                    IN-VEST

             INDIVIDUAL VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

                                                    PROSPECTUSES
                                                    MAY 1, 1999

The Travelers Insurance Company, One Tower Square, Hartford, Connecticut 06183 X
                           Telephone: (800) 334-4298

                                   PROSPECTUS

This Prospectus describes The Travelers IN-VEST, an individual variable universal (flexible premium) life insurance Policy (the "Policy") offered by The Travelers Insurance Company (the "Company"). A Policy Owner may choose the amount of life insurance coverage desired with a minimum Stated Amount of $75,000. The premium payment may be allocated by the Policy Owner to one or more of the variable funding options (the "Investment Options").

During the Policy's Right to Cancel Period, the Applicant may return the Policy to the Company for a refund. The Right to Cancel Period expires on the latest of ten days after you receive the Policy, ten days after we mail or deliver to you a written Notice of Right to Cancel, or 45 days after the Applicant signs the application for insurance (or later if state laws requires).

There is no guaranteed minimum Cash Value for a Policy. The Cash Value of the Policy will vary to reflect the investment performance of the Investment Options to which you have directed your premium payments. You bear the investment risk under this policy. The Cash Value is reduced by the various fees and charges assessed under the Policy, as described in this Prospectus. The Policy will remain in effect for as long as the Cash Surrender Value can pay the monthly Policy charges (subject to the Late Period provision).

We offer two death benefits under the Policy -- the "Level Option" and the "Variable Option." Under either option, the death benefit will never be less than the Amount Insured (less any outstanding Policy loans or Monthly Deduction Amounts due and unpaid). You choose one at the time you apply for the Policy, however you may change the death benefit option, subject to certain conditions.

This Policy may be or become a modified endowment Policy under federal tax law. If so, any partial withdrawal, Policy surrender or loan may result in adverse tax consequences or penalties.

REPLACING EXISTING INSURANCE WITH THIS POLICY MAY NOT BE TO YOUR ADVANTAGE.

EACH OF THE INVESTMENT OPTION PROSPECTUSES ARE INCLUDED WITH THE PACKAGE CONTAINING THIS PROSPECTUS. ALL PROSPECTUSES SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS COMPLETE OR TRUTHFUL. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VARIABLE LIFE INSURANCE POLICIES ARE NOT DEPOSITS OF ANY BANK AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER GOVERNMENT AGENCY.

                  THE DATE OF THIS PROSPECTUS IS MAY 1, 1999.

                               TABLE OF CONTENTS

Glossary of Special Terms..............    3
Prospectus Summary.....................    5
General Description....................    9
How the Policy Works...................    9
  Beneficiary..........................    9
  Applying Premium Payments............    9
The Investment Options.................   10
Policy Benefits and Rights.............   13
  Transfers of Cash Value..............   13
  Telephone Transfers..................   13
  Automated Transfers..................   13
     Dollar-Cost Averaging.............   13
     Portfolio Rebalancing.............   14
  Lapse and Reinstatement..............   14
  Exchange Rights......................   14
  Right to Cancel......................   14
Access to Cash Values..................   15
  Policy Loans.........................   15
  Cash Value and Cash Surrender
     Value.............................   15
Death Benefit..........................   16
     Payment of Proceeds...............   17
     Payment Options...................   18
Maturity Benefits......................   18
Charges and Deductions.................   18
  Charges Against Premium..............   18
     Front-End Sales Charge............   18
     State Premium Tax Charge..........   19
  Monthly Deduction Amount.............   19
     Cost of Insurance Charge..........   19
     Policy Administrative Expense
       Charge..........................   19
     Charges for Supplemental Benefit
       Provisions......................   19
  Charges Against the Separate
     Account...........................   19
     Mortality and Expense Risk
       Charge..........................   19
     Administrative Expense Charge.....   20
  Underlying Fund Fees.................   20
  Surrender Charges....................   20
     Percent of Premium Charge.........   20
     Per Thousand of Stated Amount
       Charge..........................   20
  Transfer Charge......................   21
  Reduction or Elimination of
     Charges...........................   21
The Separate Account and Valuation.....   21
  The Travelers Fund UL for Variable
     Life Insurance (Fund UL ).........   21
  How the Cash Value Varies............   22
  Accumulation Unit Value..............   22
  Net Investment Factor................   22
Changes to the Policy..................   22
  General..............................   22
  Changes in Stated Amount.............   23
  Changes in Death Benefit Option......   23
Additional Policy Provisions...........   23
  Assignment...........................   23
  Limit on Right to Contest & Suicide
     Exclusion.........................   24
  Misstatement as to Sex and Age.......   24
  Voting Rights........................   24
  Disregard of Voting Instructions.....   24
Other Matters..........................   24
  Statements to Policy Owners..........   24
  Suspension of Valuation..............   25
  Dividends............................   25
  Mixed and Shared Funding.............   25
  Distribution.........................   25
  Legal Proceedings and Opinion........   25
  Independent Accountants..............   26
Federal Tax Considerations.............   26
  General..............................   26
  Tax Status of the Policy.............   26
     Definition of Life Insurance......   26
     Diversification...................   27
     Investor Control..................   27
  Tax Treatment of Policy Benefits.....   28
     In General........................   28
     Modified Endowment Contracts......   28
     Exchanges.........................   29
     Aggregation of Modified Endowment
       Contracts.......................   29
     Policies which are not Modified
       Endowment Contracts.............   29
     Treatment of Loan Interest........   29
     The Company's Income Taxes........   30
The Company............................   30
  IMSA.................................   30
  Year 2000 Compliance.................   30
Management.............................   31
  Directors of The Travelers Insurance
     Company...........................   31
  Senior Officers of The Travelers
     Insurance Company.................   32
Example of Policy Charges..............   33
Performance Information................   33
Illustrations..........................   35
Appendix
A -- Annual Minimum Premiums...........   40
B -- Surrender Charges.................   41
C -- Monthly Administrative Charge.....   42
Financial Statements -- Fund UL
Financial Statements -- The Travelers
  Insurance Company

                           GLOSSARY OF SPECIAL TERMS
--------------------------------------------------------------------------------

The following terms are used throughout the Prospectus, and have the indicated meanings:

ACCUMULATION UNIT -- a standard of measurement used to calculate the values allocated to the Investment Options.

ANNUAL MINIMUM PREMIUM -- the Policy Owner must pay a first premium greater than or equal to one-quarter of this amount for the Policy to be issued. (Please refer to Appendix A.)

BENEFICIARY(IES) -- the person(s) named to receive the benefits of this Policy at the Insured's death.

CASH SURRENDER VALUE -- the Cash Value less any outstanding Policy loan and surrender charges.

CASH VALUE -- the current value of Accumulation Units credited to each of the Investment Options available under the Policy, plus the value of the Loan Account.

COMPANY'S HOME OFFICE -- the principal executive offices of The Travelers Insurance Company located at One Tower Square, Hartford, Connecticut 06183.

DEDUCTION DATE -- the day in each Policy Month on which the Monthly Deduction Amount is deducted from the Policy's Cash Value.

INSURED -- the person on whose life the Policy is issued.

INVESTMENT OPTIONS -- the segments of the Separate Account or Portfolio to which you may allocate premiums or Cash Value under Fund UL.

ISSUE DATE -- the date on which the Policy is issued by the Company for delivery to the Policy Owner.

LOAN ACCOUNT -- an account in the Company's general account to which we transfer the amount of any Policy loan, and to which we credit and charge a fixed rate of interest.

MATURITY DATE -- The anniversary of the Policy Date on which the Insured is age 95.

MINIMUM AMOUNT INSURED -- the amount of Death Benefit required to qualify this Policy as life insurance under federal tax law.

MONTHLY DEDUCTION AMOUNT -- the amount of charges deducted from the Policy's Cash Value which includes cost of insurance charges, administrative charges, and any charges for supplemental benefits.

NET AMOUNT AT RISK -- an amount equal to the Death Benefit minus the Cash Value.

NET PREMIUM -- the amount of each premium payment applied to purchase Accumulation Units under the Policy, less the deduction of front-end sales charges and premium tax charges.

PLANNED PREMIUM -- the amount of premium which the Policy Owner chooses to pay to the Company on a scheduled basis, and for which the Company will bill the Policy Owner, either annually, semiannually or through automatic monthly checking account deductions.

POLICY DATE -- the date on which the Policy, benefits and provisions of the Policy become effective.

POLICY MONTH -- monthly periods computed from the Policy Date.

POLICY OWNER (YOU, YOUR OR OWNER) -- the person having rights to benefits under the Policy during the lifetime of the Insured; the Policy Owner may or may not be the Insured.

POLICY YEARS -- annual periods computed from the Policy Date.

SEPARATE ACCOUNT -- assets set aside by The Travelers Insurance Company, the investment experience of which is kept separate from that of other assets of The Travelers Insurance Company; for example, The Travelers Fund UL for Variable Life Insurance.

STATED AMOUNT -- the amount originally selected by the Policy Owner used to determine the Death Benefit, or as may be increased or decreased as described in this Prospectus.

VALUATION DATE -- a day on which the Separate Account is valued. A Valuation Date is any day on which the New York Stock Exchange is open for trading. The value of Accumulation Units will be determined as of the close of trading on the New York Stock Exchange.

VALUATION PERIOD -- the period between the close of business on successive Valuation Dates.

                               PROSPECTUS SUMMARY
--------------------------------------------------------------------------------

WHAT IS VARIABLE UNIVERSAL LIFE INSURANCE?

The Flexible Premium Variable Universal Life Insurance Policy is designed to provide insurance protection on the life of the Insured and to build Cash Value. Like other life insurance, it provides an income-tax free death benefit that is payable to the Beneficiary upon the Insured's death. Unlike traditional, fixed-premium life insurance, the Policy allows you, as the owner, to allocate your premium, or transfer Cash Value to various Investment Options. These Investment Options include equity, bond, money market and other types of portfolios. Your Cash Value may increase or decrease daily, depending on investment return. There is no minimum amount guaranteed as it would be in a traditional life insurance policy.

INVESTMENT OPTIONS: You have the ability to choose from a wide variety of well-known Investment Options. These professionally managed stock, bond and money market funding options cover a broad spectrum of investment objectives and risk tolerance. Currently, the following Investment Options (subject to state availability) are available under Fund UL:

Capital Appreciation Fund                       TEMPLETON VARIABLE PRODUCTS SERIES FUND:
Dreyfus Stock Index Fund                        Templeton Asset Allocation Fund (Class 1)
Managed Assets Trust                            Templeton Bond Fund (Class 1)
Money Market Portfolio                          Templeton Stock Fund (Class 1)
FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND:    TRAVELERS SERIES FUND, INC.:
  VIP Equity Income Portfolio                   AIM Capital Appreciation Portfolio
  VIP Growth Portfolio                          Alliance Growth Portfolio
  VIP High Income Portfolio                     MFS Total Return Portfolio
                                                Smith Barney High Income Portfolio
FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND     Smith Barney Large Cap Value Portfolio
II:
  VIP II Asset Manager Portfolio                TRAVELERS SERIES TRUST:
                                                U.S. Government Securities Portfolio
GREENWICH STREET SERIES FUND:                   Utilities Portfolio
  Total Return Portfolio                        Zero Coupon Bond Portfolio 2000
                                                Zero Coupon Bond Portfolio 2005

Additional Portfolios may be added from time to time. For more information see "The Investment Options." Refer to each Fund's prospectus for a complete description of the investment objectives, restrictions and other material information.

PREMIUMS: When applying for your Policy, you state how much you intend to pay, and whether you will pay annually, semiannually or monthly via checking account deductions. You may also make unscheduled premium payments in any amount. No premium payments will be accepted if receipt of such premiums would disqualify the Policy as life insurance under applicable federal tax laws.

You indicate on your application what percentage of each Net Premium you would like allocated to the Investment Options. You may change your allocations by writing to the Company or by calling 1-800-334-4298 (if you have an authorization form on file).

During the underwriting period, any premium paid will be held in a non-interest bearing account. After the Policy Date and until the applicants' right to cancel has expired, your Net Premium will be invested in the Money Market Portfolio. After that, the cash value will be distributed to each Investment Option in the percentages indicated on your application.

RIGHT TO EXAMINE POLICY: You may return your Policy for any reason and receive a full refund of your premium by mailing us the Policy and a written request for cancellation within a specified period.

DEATH BENEFITS: At time of application, you select a death benefit option. Under certain conditions you may be able to change the death benefit option at a later date. The options available are:

     - LEVEL OPTION (OPTION 1): the death benefit will be equal to the greater of the Stated Amount or the Minimum Amount Insured.

     - VARIABLE OPTION (OPTION 2): the death benefit will be equal to the greater of the Stated Amount plus the Cash Value or the Minimum Amount Insured.

POLICY VALUES: As with other types of insurance policies, the Policy will accumulate a Cash Value. The Cash Value of the Policy will increase or decrease to reflect the investment experience of the Investment Options. Monthly charges and any partial surrenders taken will also decrease the Cash Value. There is no minimum guaranteed Cash Value.

     - ACCESS TO POLICY VALUES: You may borrow against your Policy's Cash Surrender Value. The maximum loan amount allowable is 90% of the Cash Surrender Value.

You may cancel all or a portion of your Policy while the Insured is living and receive all or a portion of the Cash Surrender Value. Depending on the amount of time the Policy has been in force, there may be a charge for the partial or full surrender.

TRANSFERS OF POLICY VALUES: You may transfer all or a portion of your Cash Value among the Investment Options. You may do this by writing to the Company or calling 1-800-334-4298.

You can use automated transfers to take advantage of dollar cost averaging -- investing a fixed amount at regular intervals. For example, you might have a set amount transferred from a relatively conservative Investment Option to a more aggressive one, or to several others.

LATE PERIOD: If the Cash Surrender Value of your Policy becomes less than the amount needed to pay the Monthly Deduction Amount, and the Lapse Protection Guarantee Rider is not in effect, you will have 61 days to pay a premium that is sufficient to cover the Monthly Deduction Amount. If the premium is not paid, your Policy will lapse.

EXCHANGE RIGHTS: During the first two Policy Years, you can exchange this Policy for one that provides benefits that do not vary with the investment return of the Investment Options.

TAX CONSEQUENCES: Currently, the federal tax law excludes all Death Benefit payments from the gross income of the Beneficiary. At any point in time, the Policy may become a modified endowment contract ("MEC"). A MEC has an income-first taxation of all loans, pledges, collateral assignments or partial surrenders. A 10% penalty tax may be imposed on such income distributed before the Policy Owner attains age 59 1/2. The Company has established safeguards for monitoring whether a Policy may become a MEC.

CHARGES AND DEDUCTIONS: Your Policy is subject to the following charges, which compensate the Company for administering and distributing the Policy, as well as paying Policy benefits and assuming related risks. These charges are summarized below, and explained in detail under "Charges and Deductions."

POLICY CHARGES:

     - SALES AND PREMIUM EXPENSE CHARGES -- A sales charge and a premium tax charge are applied to each premium based on the size of your Policy.

                                                             TOTAL
       STATED                SALES          PREMIUM         PREMIUM
       AMOUNT                CHARGE           TAX           EXPENSE
       ------                ------         -------         -------
 less than $500,000           2.5%           2.5%            5.0%
$500,000 to $999,999          2.0%           2.5%            4.5%
$1,000,000 and over             0%           2.5%            2.5%

     This charge pays some distribution expenses and state and local premium taxes.

     - MONTHLY DEDUCTION -- deductions taken from the value of your Policy each month to cover cost of insurance charges, the monthly administrative expense charges and charges for optional benefits.

     - FULL SURRENDER CHARGE -- applies if you surrender your Policy for its full Cash Value or the Policy lapses, during the first 10 years and for 10 years after requesting an increase in coverage. The surrender charge consists of a percent of premium charge and a per thousand of face amount charge.

     - PARTIAL SURRENDER CHARGE -- applies if you surrender part of the value of your Policy.

ASSET-BASED CHARGES:

     - MORTALITY AND EXPENSE RISK CHARGE -- applies to the assets of the Investment Options on a daily basis which currently equals an annual rate of .60% (guaranteed not to exceed .80%).

     - ADMINISTRATIVE EXPENSE CHARGE -- applies to the assets of the Investment Options on a daily basis at a maximum annual rate of .10%. The Company is not currently assessing this charge.

     - UNDERLYING FUND FEES -- the separate account purchases shares of the Underlying Funds on a net asset value basis. The shares purchased already reflect the deduction of investment advisory fees and other expenses. The fees are shown in the table below.

       UNDERLYING FUND FEES

                                                       MANAGEMENT         OTHER            TOTAL
                                                          FEE            EXPENSES         EXPENSES
                                                     (AFTER EXPENSE   (AFTER EXPENSE   (AFTER EXPENSE
                    FUND NAME                        REIMBURSEMENT)   REIMBURSEMENT)   REIMBURSEMENT)
Capital Appreciation Fund                                0.75%            0.10%            0.85%
Dreyfus Stock Index Fund                                 0.25%            0.01%            0.26%
Managed Assets Trust                                     0.50%            0.10%            0.60%
Money Market Portfolio(1)                                0.32%            0.08%            0.40%
FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND:
VIP Equity-Income Portfolio(2)                           0.49%            0.08%            0.57%
VIP Growth Portfolio(2)                                  0.59%            0.07%            0.66%
VIP High Income Portfolio                                0.58%            0.12%            0.70%
FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND II:
VIP II Asset Manager Portfolio(2)                        0.54%            0.09%            0.63%
GREENWICH STREET SERIES FUND:
Total Return Portfolio                                   0.75%            0.04%            0.79%
TEMPLETON VARIABLE PRODUCTS SERIES FUND:
Templeton Asset Allocation Fund                          0.60%            0.18%            0.78%
Templeton Bond Fund                                      0.50%            0.23%            0.73%
Templeton Stock Fund                                     0.70%            0.19%            0.89%
TRAVELERS SERIES FUND, INC.:
AIM Capital Appreciation Portfolio(3)                    0.80%            0.05%            0.85%
Alliance Growth Portfolio(3)                             0.80%            0.02%            0.82%
MFS Total Return Portfolio(3)                            0.80%            0.04%            0.84%
Smith Barney High Income Portfolio(3)                    0.60%            0.07%            0.67%
Smith Barney Large Cap Value Portfolio(3)                0.65%            0.03%            0.68%
TRAVELERS SERIES TRUST:
Travelers U.S. Government Securities Portfolio           0.32%            0.13%            0.45%
Utilities Portfolio                                      0.65%            0.15%            0.80%
Zero Coupon Bond Fund Portfolio (Series 2000)(4)         0.10%            0.05%            0.15%
Zero Coupon Bond Fund Portfolio (Series 2005)(4)         0.10%            0.05%            0.15%

(1) Other Expenses have been restated to reflect the current expense reimbursement arrangement with The Travelers Insurance Company. Travelers has agreed to reimburse the Fund for the amount by which its aggregate expenses (including the management fee, but excluding brokerage commissions, interest charges and taxes) exceeds 0.40%. Without such arrangement, Total Expenses would have been 0.65% for the Travelers Money Market Portfolio.

(2) A portion of the brokerage commissions that certain funds pay was used to reduce fund expenses. In addition, certain funds, or FMR on behalf of certain funds, have entered into arrangements with their custodian whereby credits realized, as a result of uninvested cash balances were used to reduce custodian expenses. Without these reductions, the Total Annual Operating Expenses presented in this table would have been 0.64% for VIP II Asset Manager Portfolio, 0.58% for VIP Equity Income Portfolio, and 0.68% for VIP Growth Portfolio.

(3) Expenses are as of October 31, 1998 (the Fund's fiscal year end). There were no fees waived or expenses reimbursed for these funds in 1998.

(4) For the year ended December 31, 1998, Travelers reimbursed the Series 2000 Fund and the Series 2005 Fund for $35,705, and $38,063, in expenses, respectively. Because such expenses were reimbursed, the actual expense ratios were 0.15% for each period shown.

                              GENERAL DESCRIPTION
--------------------------------------------------------------------------------

This prospectus describes an individual flexible premium variable universal life insurance Policy offered by The Travelers Insurance Company ("Company"). The policy offers:

     - Flexible premium payments (you select the timing and amount of the premium)

     - A selection of investment options

     - A choice of two death benefit options

     - Loans and partial withdrawal privileges

     - The ability to increase or decrease the Policy's face amount of insurance

     - Additional benefits through the use of optional riders

This Policy is both an insurance product and a security. The Policy is first and foremost a life insurance Policy with death benefits, Cash Values and other features traditionally associated with life insurance. The Policy is a security because the Cash Value and, under certain circumstances, the Amount Insured, and Death Benefit may increase or decrease depending on the investment experience of the Investment Options chosen.

THE APPLICATION. In order to become a policy owner, you must submit an application to the Company. You must provide evidence of insurability. On the application, you will also indicate:

     - the amount of insurance desired (the "stated amount"); minimum of $75,000

     - your choice of the two death benefit options

     - the beneficiary(ies), and whether or not the beneficiary is irrevocable

     - your choice of investment options.

Our underwriting staff will review the application, and, if approved, we will issue the Policy.

                              HOW THE POLICY WORKS
--------------------------------------------------------------------------------

You make premium payments and direct them to one or more of the available investment options. The policy's cash value will increase or decrease depending on the performance of the investment options you select. In the case of death benefit option 2, the death benefit will also vary based on the investment options' performance.

BENEFICIARY

The Applicant names the Beneficiary in the application for the Policy. The Policy Owner may change the Beneficiary (unless irrevocably named) during the Insured's lifetime by sending a written request to the Company. If no Beneficiary is living when the Insured dies, the Death Benefit will be paid to the Policy Owner, if living; otherwise, the Death Benefit will be paid to the Policy Owner's estate.

Your Policy becomes effective once our underwriting staff has approved the application and once the first premium payment has been made. The Policy Date is the date we use to determine all future transactions on the policy, for example, the deduction dates, policy months, policy years. During the underwriting period, any premium paid will be held in a non-interest bearing account. Your policy will stay in effect as long as the policy's cash surrender value can pay the policy's monthly charges.

APPLYING PREMIUM PAYMENTS

We apply the first premium on the later of the Policy Date or the date we receive it at our Home Office. During the Right to Cancel Period, we allocate net premiums to the Money Market

Portfolio. At the end of the Right to Cancel Period, we direct the net premiums to the investment option(s) selected on the application, unless you give us other directions.

The investment options are segments of the separate account. They correspond to underlying funds with the same names. The available investment options are listed below.

We credit your policy with accumulation units of the investment option(s) you have selected. We calculate the number of accumulation units by dividing your net premium payment by each investment option's accumulation unit value computed after we receive your payment.

                             THE INVESTMENT OPTIONS
--------------------------------------------------------------------------------

You may allocate Premium Payments to one or more of the available Investment Options. The Investment Options currently available under the Policy may be added, withdrawn or substituted as permitted by applicable state or federal law. We would notify you before making such a change. Please read carefully the complete risk disclosure in each Portfolio's prospectus before investing. For more detailed information on the investment advisers and their services and fees, please refer to the prospectuses for the Investment Options.

The Investment Options currently available under Fund UL are as follows:

    INVESTMENT OPTION               INVESTMENT OBJECTIVE           INVESTMENT ADVISER/SUBADVISER
    -----------------               --------------------           -----------------------------
Capital Appreciation Fund  Seeks growth of capital through the     Travelers Asset Management
                           use of common stocks. Income is not an  International Corporation
                           objective. The Fund invests             ("TAMIC")
                           principally in common stocks of small   Subadviser: Janus Capital
                           to large companies which are expected   Corp.
                           to experience wide fluctuations in
                           price in both rising and declining
                           markets.
Dreyfus Stock Index Fund   Seeks to provide investment results     Mellon Equity
                           that correspond to the price and yield
                           performance of publicly traded common
                           stocks in the aggregate, as
                           represented by the Standard & Poor's
                           500 Composite Stock Price Index.
High Yield Bond Trust*     Seeks generous income. The assets of    TAMIC
                           the High Yield Bond Trust will be
                           invested in bonds which, as a class,
                           sell at discounts from par value and
                           are typically high risk securities.
Managed Assets Trust       Seeks high total investment return      TAMIC
                           through a fully managed investment      Subadviser: Travelers
                           policy in a portfolio of equity, debt   Investment Management Company
                           and convertible securities.             ("TIMCO")
Money Market Portfolio     Seeks high current income from short-   TAMIC
                           term money market instruments while
                           preserving capital and maintaining a
                           high degree of liquidity.

    INVESTMENT OPTION               INVESTMENT OBJECTIVE           INVESTMENT ADVISER/SUBADVISER
    -----------------               --------------------           -----------------------------
FIDELITY'S VARIABLE INSURANCE
PRODUCTS FUND
VIP Equity-Income          Seeks reasonable income by investing    Fidelity Management &
Portfolio                  primarily in income-producing equity    Research Company ("FMR")
                           securities; in choosing these
                           securities, the portfolio manager will
                           also consider the potential for
                           capital appreciation.
VIP Growth Portfolio       Seeks capital appreciation by purchas-  FMR
                           ing common stocks of well-known,
                           established companies, and small
                           emerging growth companies, although
                           its investments are not restricted to
                           any one type of security. Capital
                           appreciation may also be found in
                           other types of securities, including
                           bonds and preferred stocks.
VIP High Income Portfolio  Seeks to obtain a high level of         FMR
                           current income by investing primarily
                           in high yielding, lower-rated,
                           fixed-income securities, while also
                           considering growth of capital.
FIDELITY'S VARIABLE INSURANCE
  PRODUCTS FUND II
VIP II Asset Manager       Seeks high total return with reduced    FMR
Portfolio                  risk over the long-term by allocating
                           its assets among stocks, bonds and
                           short-term fixed-income instruments.
GREENWICH STREET
  SERIES FUND
Total Return Portfolio     An equity portfolio that seeks to pro-  SSBC Fund Management Inc.
                           vide total return, consisting of        ("SSBC")
                           long-term capital appreciation and
                           income. The Portfolio will invest
                           primarily in a diversified portfolio
                           of dividend-paying common stocks.
TEMPLETON VARIABLE PRODUCTS
  SERIES FUND
Templeton Asset            Seeks a high level of total return      Templeton Investment Counsel,
Allocation Fund (Class 1)  with reduced risk over the long term    Inc.
                           through a flexible policy of investing
                           in stocks of companies in any nation
                           and debt obligations of companies and
                           governments of any nation.
Templeton Bond Fund        Seeks high current income by investing  Templeton Global Bond
(Class 1)                  primarily in debt securities of compa-  Managers
                           nies, governments and government
                           agencies of various nations throughout
                           the world.

    INVESTMENT OPTION               INVESTMENT OBJECTIVE           INVESTMENT ADVISER/SUBADVISER
    -----------------               --------------------           -----------------------------
Templeton Stock Fund       Seeks capital growth by investing       Templeton Investment Counsel,
(Class 1)                  primarily in common stocks issued by    Inc.
                           companies, large and small, in various
                           nations throughout the world.
TRAVELERS SERIES FUND, INC.
AIM Capital Appreciation   Seeks capital appreciation by           Travelers Investment Adviser
Portfolio                  investing principally in common stock,  ("TIA")
                           with emphasis on medium-sized and       Subadviser: AIM Capital
                           smaller emerging growth companies.      Management Inc.
Alliance Growth Portfolio  Seeks long-term growth of capital by    TIA
                           investing predominantly in equity       Subadviser: Alliance Capital
                           securities of companies with a          Management L.P.
                           favorable outlook for earnings and
                           whose rate of growth is expected to
                           exceed that of the U.S. economy over
                           time. Current income is only an
                           incidental consideration.
MFS Total Return           Seeks to obtain above-average income    TIA
Portfolio                  (compared to a portfolio entirely       Subadviser: MFS
                           invested in equity securities)
                           consistent with the prudent employment
                           of capital. Generally, at least 40% of
                           the Portfolio's assets will be
                           invested in equity securities.
Smith Barney High Income   Seeks high current income. Capital      SSBC
Portfolio                  appreciation is a secondary objective.
                           The Portfolio will invest at least 65%
                           of its assets in high-yielding
                           corporate debt obligations and
                           preferred stock.
Smith Barney Large Cap     Seeks current income and long-term      SSBC
Value Portfolio            growth of income and capital by
                           investing primarily, but not
                           exclusively, in common stocks.
TRAVELERS SERIES TRUST
U.S. Government            Seeks to select investments from the    TAMIC
Securities Portfolio       point of view of an investor concerned
                           primarily with highest credit quality,
                           current income and total return. The
                           assets of the U.S. Government Securi-
                           ties Portfolio will be invested in
                           direct obligations of the United
                           States, its agencies and
                           instrumentalities.
Utilities Portfolio        Seeks to provide current income by      SSBC
                           investing in equity and debt
                           securities of companies in the utility
                           industries.

    INVESTMENT OPTION               INVESTMENT OBJECTIVE           INVESTMENT ADVISER/SUBADVISER
    -----------------               --------------------           -----------------------------
Zero Coupon Bond Fund      Seeks to provide as high an investment  TAMIC
Portfolio (Series 2000     return as consistent with the
and Series 2005)           preservation of capital investing in
                           primarily zero coupon securities that
                           pay cash income but are acquired by
                           the Portfolio at substantial discounts
                           from their values at maturity. The
                           Zero Coupon Bond Fund Portfolios may
                           not be appropriate for Policy Owners
                           who do not plan to have their premiums
                           invested in shares of the Portfolios
                           for the long term or until maturity.

---------------
* Not available for new deposits.

                           POLICY BENEFITS AND RIGHTS
--------------------------------------------------------------------------------

TRANSFERS OF CASH VALUE

As long as the Policy remains in effect, you may transfer the Cash Value between Investment Options. We reserve the right to restrict the number of free transfers to four times in any Policy Year and to charge $10 for each additional transfer; however, there is currently no charge for transfers.

We calculate the number of Accumulation Units involved using the Accumulation Unit Values we determine at the end of the business day on which we receive the request.

TELEPHONE TRANSFERS

The Policy Owner may make the request in writing by mailing such request to the Company at its Home Office, or by telephone (if an authorization form is on file) by calling 1-800-334-4298. The Company will take reasonable steps to ensure that telephone transfer requests are genuine. These steps may include seeking proper authorization and identification prior to processing telephone requests. Additionally, the Company will confirm telephone transfers. Any failure to take such measures may result in the Company's liability for any losses due to fraudulent telephone transfer requests.

AUTOMATED TRANSFERS

DOLLAR-COST AVERAGING
You may establish automated transfers of Policy Values on a monthly or quarterly basis from any Investment Option(s) to any other Investment Option(s) through written request or other method acceptable to the Company. You must have a minimum total Policy Value of $1,000 to enroll in the Dollar-Cost Averaging program. The minimum total automated transfer amount is $100.

You may start or stop participation in the Dollar-Cost Averaging program at any time, but you must give the Company at least 30 days' notice to change any automated transfer instructions that are currently in place. Automated transfers are subject to all of the other provisions and terms of the Policy. The Company reserves the right to suspend or modify transfer privileges at any time and to assess a processing fee for this service.

Before transferring any part of the Policy Value, Policy Owners should consider the risks involved in switching between investments available under this Policy. Dollar cost averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses in a declining market. Potential investors should consider their financial ability to continue purchases through periods of low price levels.

PORTFOLIO REBALANCING
You may elect to have the Company periodically reallocate values in your policy to match your original (or your latest) funding option allocation request.

LAPSE AND REINSTATEMENT

The Policy will remain in effect until the Cash Surrender Value of the Policy can no longer cover the Monthly Deduction Amount or loan interest due and not paid in cash. If this happens, we will notify you in writing that if the amount shown in the notice is not paid within 61 days (the "Late Period"), the Policy may lapse. The amount shown will be enough to pay the deduction amount due. The Policy will continue through the Late Period, but if no payment is received by us, it will terminate at the end of the Late Period. If the person Insured under the Policy dies during the Late Period, the Death Benefit payable will be reduced by the Monthly Deduction Amount due, the loan interest due and unpaid plus the amount of any outstanding loan. (See "Death Benefit," below.)

If the Policy lapses, you may reinstate the Policy by paying the reinstatement premium (and any applicable charges) shown in the Policy. You may request reinstatement within three years of lapse (unless a different period is required under applicable state law). Upon reinstatement, the Policy's Cash Value will equal the Net Premium. In addition, the Company reserves the right to require satisfactory evidence of insurability.

EXCHANGE RIGHTS

Once the Policy is in effect, it may be exchanged during the first 24 months for a general account life insurance policy issued by the Company (or an affiliated company) on the life of the Insured. Benefits under the new life insurance policy will be as described in that policy. No evidence of insurability will be required. You have the right to select the same Death Benefit or Net Amount At Risk as the former Policy at the time of exchange. Cost of insurance rates will be based on the same risk classification as those of the former Policy. Any outstanding Policy loan must be repaid before we will make an exchange. In addition, there may be an adjustment for the difference in Cash Value between the two Policies.

RIGHT TO CANCEL

An Applicant may cancel the Policy by returning it via mail or personal delivery to the Company or to the agent who sold the Policy. The Policy must be returned by the latest of:

     (1) 10 days after delivery of the Policy to you

     (2) 45 days of completion of the Policy application

     (3) 10 days after the Notice of Right to Cancel has been mailed or delivered to the Applicant whichever is latest, or

     (4) later if required by state law.

We will refund the greater of all premium payments or the sum of:

     (1) the difference between the premium paid, including any fees or charges, and the amounts allocated to the Investment Option(s),

     (2) the value of the amounts allocated to the Investment Option(s) on the date on which the Company receives the returned Policy, and

     (3) any fees and other charges imposed on amounts allocated to the Investment Option(s).

We will make the refund within seven days after we receive your returned policy.

                             ACCESS TO CASH VALUES
--------------------------------------------------------------------------------

POLICY LOANS

A Policy Owner may obtain a cash loan from the Company secured by the Policy not to exceed 90% of the Policy's Cash Value (determined on the day on which the Company receives the written loan request), less any surrender penalties. Subject to state law, no loan requests may be made for amounts of less than $100.

If there is a loan outstanding at the time a subsequent loan request is made, the amount of the outstanding loan will be added to the new loan request. The Company will charge interest on the outstanding amounts of the loan, which interest must be paid in advance by the Policy Owner. The full Loan Account Value will be charged an annual interest rate of 7.4% (6% in the Virgin Islands).

The amount of the loan will be transferred as of the date the loan is made on a pro rata basis from each of the Investment Options attributable to the Policy (unless the Policy Owner states otherwise) to another account (the "Loan Account"). Amounts in the Loan Account will be credited by the Company with a fixed annual rate of return of 4% (6% in New York and Massachusetts) and will not be affected by the investment performance of the Investment Options. When loan repayments are made, the amount of the repayment will be deducted from the Loan Account and will be reallocated based upon premium allocation percentages among the Investment Options applicable to the Policy (unless the Policy Owner states otherwise). The Company will make the loan to the Policy Owner within seven days after receipt of the written loan request.

An outstanding loan amount decreases the Cash Surrender Value. If a maximum loan is taken or a loan is not repaid, it may permanently decrease the Cash Surrender Value, which could cause the Policy to lapse (see "Lapse and Reinstatement"). For example, if a Policy has a Cash Surrender Value of $10,000, the Policy Owner may take a loan of 90% or $9,000, leaving a new Cash Surrender Value of $1,000. In addition, the Death Benefit actually payable would be decreased because of the outstanding loan. Furthermore, even if the loan is repaid, the Death Benefit and Cash Surrender Value may be permanently affected since the Policy Owner was not credited with the investment experience of an Investment Option on the amount in the Loan Account while the loan was outstanding. All or any part of a loan secured by a Policy may be repaid while the Policy is still in effect.

CASH VALUE AND CASH SURRENDER VALUE

The Cash Value of a Policy changes on a daily basis and will be computed on each Valuation Date. The Cash Value will vary to reflect the investment experience of the Investment Options, as well as any partial Cash Surrenders, Monthly Deduction Amount, daily Separate Account charges, and any additional premium payments. There is no minimum guaranteed Cash Value.

The Cash Value of a particular Policy is related to the net asset value of the Investment Options to which premium payments on the Policy have been allocated. The Cash Value on any Valuation Date is calculated by multiplying the number of Accumulation Units credited to the Policy in each Investment Options as of the Valuation Date by the current Accumulation Unit Value of that Investment Option, then adding the collective result for each of the Investment Options credited to the Policy, and finally adding the value (if any) of the Loan Account. A Policy Owner may withdraw Cash Value from the Policy, or transfer Cash Value among the Investment Options, on any day that the Company is open for business.

As long as the Policy is in effect, a Policy Owner may elect, without the consent of the Beneficiary (provided the designation of Beneficiary is not irrevocable), to surrender the Policy and receive its "Cash Surrender Value"; i.e., the Cash Value of the Policy determined as of the day the Company receives the Policy Owner's written request, less any outstanding Policy loan, and less any applicable Surrender Charges. For full surrenders, the Company will pay the Cash Surrender Value of the Policy within seven days following its receipt of the written request, or on the date requested by the Policy Owner, whichever is later. The Policy will terminate on the Deduction Date next following the Company's receipt of the written request, or on the Deduction Date next following the date on which the Policy Owner requests the surrender to become effective, whichever is later.

In the case of partial surrenders, the Cash Surrender Value will be equal to the net amount requested to be surrendered minus any applicable Surrender Charges. The deduction from Cash Value for a partial surrender will be made on a pro rata basis against the Cash Value of each of the Investment Options attributable to the Policy (unless the Policy Owner states otherwise in writing).

In addition to reducing the Cash Value of the Policy, partial cash surrenders will reduce the Death Benefit payable under the Policy. Under Option 1, the Stated Amount of the Policy will be reduced by the amount of the partial cash surrender. Under Option 2, the Cash Value, which is part of the Death Benefit, will be reduced by the amount of the partial cash surrender. The Company may require return of the Policy to record such reduction.

                                 DEATH BENEFIT
--------------------------------------------------------------------------------

The Death Benefit under the Policy is the amount paid to the Beneficiary upon the Insured's death. The Death Benefit will be reduced by any outstanding charges, fees and Policy loans. All or part of the Death Benefit may be paid in cash or applied to one or more of the payment options described in the following pages.

You may elect one of two Death Benefit options. As long as the Policy remains in effect, the Company guarantees that the Death Benefit under either option will be at least the current Stated Amount of the Policy less any outstanding Policy loan and unpaid Deduction Amount due. The Death Benefit under either option may vary with the Cash Value of the Policy. Under Option 1 (the "Level Option"), the Death Benefit will be equal to the Stated Amount of the Policy or, if greater, a specified multiple of Cash Value (the "Minimum Amount Insured"). Under Option 2 (the "Variable Option"), the Death Benefit will be equal to the Stated Amount of the Policy plus the Cash Value (determined as of the date of the Insured's death) or, if greater, the Minimum Amount Insured.

The Minimum Amount Insured is the amount required to qualify the Policy as a life insurance Policy under the current federal tax law. Under that law, the Minimum Amount Insured equals a stated percentage of the Policy's Cash Value determined as of the first day of each Policy Month. The percentages differ according to the attained age of the Insured. The Minimum Amount Insured is set forth in the Policy and may change as federal income tax laws or regulations change. The following is a schedule of the applicable percentages. For attained ages not shown, the applicable percentages will decrease evenly:

  ATTAINED AGE            PERCENTAGE:
  ------------            -----------
     0 - 40                   250
         45                   215
         50                   185
         55                   150
         60                   130
         65                   120
         70                   115
         75                   105
         95+                  100

Federal tax law imposes another cash funding limitation on cash value life insurance Policies that may increase the Minimum Amount Insured shown above. This limitation known as the "guideline premium limitation," generally applies during the early years of variable universal life insurance Policies.

The following examples demonstrate the relationship between the Death Benefit, the Cash Surrender Value and the Minimum Amount Insured under Options 1 and 2 of the Policy. The examples assume an Insured of age 40, a Minimum Amount Insured of 250% of Cash Value (assuming the preceding table is controlling as to Minimum Amount Insured), and no outstanding Policy loan.

OPTION 1 -- "LEVEL" DEATH BENEFIT

STATED AMOUNT: $75,000

In the following examples of an Option 1 "Level" Death Benefit, the Death Benefit under the Policy is generally equal to the Stated Amount of $75,000. Since the Policy is designed to qualify as a life insurance Policy, the Death Benefit cannot be less than the Minimum Amount Insured (or, in this example, 250% of the Cash Value).

EXAMPLE ONE. If the Cash Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). Since the Death Benefit in the Policy is the greater of the Stated Amount ($75,000) or the Minimum Amount Insured ($25,000), the Death Benefit would be $75,000.

EXAMPLE TWO. If the Cash Value of the Policy equals $40,000, the Minimum Amount Insured would be $100,000 ($40,000 x 250%). The resulting Death Benefit would be $100,000 since the Death Benefit is the greater of the Stated Amount ($75,000) or the Minimum Amount Insured ($100,000).

OPTION 2 -- "VARIABLE" DEATH BENEFIT

STATED AMOUNT: $75,000

In the following examples of an Option 2 "Variable" Death Benefit, the Death Benefit varies with the investment experience of the applicable Investment Options and will generally be equal to the Stated Amount plus the Cash Value of the Policy (determined on the date of the Insured's death). The Death Benefit cannot, however, be less than the Minimum Amount Insured (or, in this example, 250% of the Cash Value).

EXAMPLE ONE. If the Cash Value of the Policy equals $10,000, the Minimum Amount Insured would be $25,000 ($10,000 x 250%). The Death Benefit ($85,000) would be equal to the Stated Amount ($75,000) plus the Cash Value ($10,000), unless the Minimum Amount Insured ($25,000) was greater.

EXAMPLE TWO. If the Cash Value of the Policy equals $60,000, then the Minimum Amount Insured would be $150,000 ($60,000 x 250%). The resulting Death Benefit would be $150,000 because the Minimum Amount Insured ($150,000) is greater than the Stated Amount plus the Cash Value ($75,000 + $60,000 = $135,000).

PAYMENT OF PROCEEDS

Death Benefits are payable within seven days after we receive satisfactory proof of the Insured's death. The amount of Death Benefit paid may be adjusted to reflect any Policy loan, any material misstatements in the Policy application as to age or sex of the Insured, and any amounts payable to an assignee under a collateral assignment of the Policy. (See "Assignment.")

Subject to state law, if the Insured commits suicide within two years following the Issue Date limits on the amount of Death Benefit paid will apply. (See "Limit on Right to Contest and Suicide

Exclusion.") In addition, if the Insured dies during the 61-day period after the Company gives notice to the Policy Owner that the Cash Surrender Value of the Policy is insufficient to meet the Monthly Deduction Amount due against the Cash Value of the Policy, then the Death Benefit actually paid to the Policy Owner's Beneficiary will be reduced by the amount of the Deduction Amount that is due and unpaid. (See "Cash Value and Cash Surrender Value," for effects of partial surrenders on Death Benefits.)

PAYMENT OPTIONS

We will pay policy proceeds in a lump sum, unless you or the Beneficiary select one of the Company's payment options. We may defer payment of proceeds which exceed the Death Benefit for up to six months from the date of the request for the payment. A combination of options may be used. The minimum amount that may be placed under a payment option is $5,000 unless we consent to a lesser amount. Proceeds applied under an option will no longer be affected by the investment experience of the Investment Options.

     The following payment options are available under the Policy:

     OPTION 1 -- Payments of a Fixed Amount

     OPTION 2 -- Payments for a Fixed Period

     OPTION 3 -- Amounts Held at Interest

     OPTION 4 -- Monthly Life Income

     OPTION 5 -- Joint and Survivor Level Amount Monthly Life Income

     OPTION 6 -- Joint and Survivor Monthly Life Income-Two-thirds to Survivor

     OPTION 7 -- Joint and Last Survivor Monthly Life Income-Monthly Payment
                 Reduces on Death of First Person Named

     OPTION 8 -- Other Options

We will make any other arrangements for periodic payments as may be agreed upon. If any periodic payment due any payee is less than $100, we may make payments less often. If we have declared a higher rate under an option on the date the first payment under an option is due, we will base the payments on the higher rate.

                               MATURITY BENEFITS
--------------------------------------------------------------------------------

The Maturity Date is the anniversary of the Policy Date on which the Insured is age 95. If the Insured is living on the Maturity Date, the Company will pay you the Policy's Cash Value less any outstanding Policy loan or unpaid Deduction Amount. You must surrender the Policy to us before we make a payment, at which point the Policy will terminate and we will have no further obligations under the Policy.

                             CHARGES AND DEDUCTIONS
--------------------------------------------------------------------------------

CHARGES AGAINST PREMIUM

FRONT-END SALES CHARGE

When we receive a Premium Payment, and before allocation of the payment among the Investment Options, we deduct a front-end sales charge. For Stated Amounts less than $500,000 the charge is 2.5%. The charge is 2% for Stated Amounts from $500,000 to $999,999, and for

Stated Amounts of $1,000,000 or greater, there is no front-end sales charge. Additional charges may be assessed upon any full or partial surrender. (See "Surrender Charges".)

Sales charges are intended to cover our actual sales expenses, including agent sales commissions, advertising and the printing of the prospectuses. We expect to recover the sales expenses of a Policy. To the extent sales expenses are not covered by the sales charges, we will recover such expenses from its surplus. This surplus may include profit from the mortality and expense risk charge.

STATE PREMIUM TAX CHARGE

A charge of 2.5% of each premium payment will be deducted for state premium taxes (except for Policies issued in the Commonwealth of Puerto Rico where no premium tax is deducted). These taxes vary from state to state and currently range from 0.75% to 3.5%; 2.5% is an average. Because there is a range of premium taxes, a Policy Owner may pay a premium tax charge that is higher or lower than the premium tax actually assessed in his or her jurisdiction.

The Company also reserves the right to charge the assets of each Investment Option for a reserve for any income taxes payable by the Company on the assets attributable to that Investment Option. (See "Federal Tax Considerations.")

MONTHLY DEDUCTION AMOUNT

We will deduct a Monthly Deduction Amount to cover certain charges and expenses incurred in connection with the Policy. The Monthly Deduction Amount is deducted pro rata from each of the Investment Options' values attributable to the Policy. The amount is deducted on the first day of each Policy Month (the "Deduction Date"), beginning on the Policy Date. The dollar amount of the Deduction Amount will vary from month to month. The Monthly Deduction Amount consists of the Cost of Insurance Charge, Policy Administrative Expense Charge and Charges for any Supplemental Benefit Provision. These are described below:

COST OF INSURANCE CHARGE

The amount of the Cost of Insurance deduction depends on the amount of insurance coverage on the date of the deduction and the current cost per dollar for insurance coverage. The cost per dollar of insurance coverage varies annually and is based on age, sex, risk class of the Insured and state of issue.

POLICY ADMINISTRATIVE EXPENSE CHARGE

For the first three Policy Years, an administrative charge is deducted monthly from the Policy's Cash Value. This charge also applies to the first three years following increases in the Stated Amount (excluding Cost of Living Adjustments and increases in Stated Amounts due to Death Benefit Option changes.) This charge is used to cover expenses associated with issuing the Policy. The charge currently varies by issue age and Stated Amount (see Appendix C).

CHARGES FOR SUPPLEMENTAL BENEFIT PROVISIONS

The Company will include a supplemental benefits charge in the Monthly Deduction Amount if you have elected any supplemental benefit provision for which there is a charge. The amount of this charge will vary depending upon the actual supplemental benefits selected.

CHARGES AGAINST THE SEPARATE ACCOUNT

MORTALITY AND EXPENSE RISK CHARGE

We deduct a daily charge for mortality and expense risks. The current charge is at an annual rate of 0.60%; however, the Policy provides that the maximum charge for mortality and expense risks will not exceed 0.80%. The mortality risk assumed is that the cost of insurance charge specified in the Policy may not be enough to meet actual claims. The expense risk assumed is that expenses incurred in issuing and administering the Policies will exceed the administrative charges set forth in the Policy.

ADMINISTRATIVE EXPENSE CHARGE

We reserve the right to deduct a daily charge for administrative expenses we incur. The maximum charge equals an annual rate of 0.10%; however, we do not currently assess this charge.

UNDERLYING FUND FEES

When you allocate money to the Investment Options, the Separate Account purchases shares of the corresponding Underlying Funds at net asset value. The net asset value reflects investment advisory fees and other expenses already deducted. The investment advisory fees and other expenses paid to each of the Underlying Funds are described in the individual Fund prospectuses for the Investment Options and in the Policy prospectus summary. These are not direct charges under the Policy; they are indirect because they affect each Investment Option's accumulation unit value.

SURRENDER CHARGES

There are two types of surrender charges that can apply under the Policy: a Percent of Premium Charge and a Per Thousand of Stated Amount Charge equal to a specified amount for each $1,000 of Stated Amount. These surrender charges apply during the first ten Policy Years (or the first ten years following an increase in Stated Amount other than an increase for a Cost of Living Adjustment or a change in Death Benefit option). Both charges apply upon a full surrender of the Policy. Only the Percent of Premium Charge applies upon a partial surrender.

PERCENT OF PREMIUM CHARGE

A Percent of Premium surrender charge will be assessed upon a full or partial surrender of the Policy during the first ten Policy Years (and during the first ten years following an increase in Stated Amount). The charge will be the smallest of:

     (a) 6% of the amount of Cash Value being surrendered; or

     (b) 6% of the amount of premiums actually paid within the five years preceding the surrender; or

     (c) 9% of the total Annual Minimum Premiums for each full or partial Policy Year during the five years preceding the surrender, whether paid or not. (See Appendix A, "Annual Minimum Premiums.")

For example, for a 45-year old male with a Stated Amount of $150,000 who pays a premium of $1,969 per year for five years (a total of $9,845), and then fully surrenders the Policy for its Cash Value of $7,485 (assuming a 6% rate of return), the Percent of Premium surrender charge would be $449, because (a) is $449 (6% of $7,485); (b) is $591 (6% of the $9,845 in premiums paid); and (c) is approximately $682 (9% of the annual minimum premium for five years). The smallest, $449, is the applicable charge.

PER THOUSAND OF STATED AMOUNT CHARGE

A Per Thousand of Stated Amount surrender charge is imposed on full surrenders, but not on partial surrenders, and applies only during the first ten Policy Years or the ten years following an increase in Stated Amount (other than an increase for a Cost of Living Adjustment or a change in Death Benefit Option). The charge is equal to a specified dollar amount for each $1,000 of Stated Amount to which it applies, and will apply only to that portion of the Stated Amount (except for increases excluded above) which has been in effect for less than ten years.

The Per Thousand of Stated Amount Charge varies by original issue age, and increases with the issue age of the Insured. For Stated Amounts of $499,999 or less, this charge varies in the first year from $2.04 per $1,000 of Stated Amount for issue ages of 4 years or less, to $25.40 per $1,000 of

Stated Amount for issue ages of 65 years or higher. The charge is lower for Stated Amounts over $499,999, and even lower for Stated Amounts over $999,999.

Additionally, the charge decreases by 10% each year over the ten-year period. For example, for a 45-year old with a Stated Amount of $150,000, the charge in the first year is $7.18 for each $1,000 of Stated Amount, or $1,077. The charge decreases 10%, or approximately $0.72, each year, so in the fifth year, it is $4.31 for each $1,000 of Stated Amount, or $646.50; in the tenth year, it is $0.72 for each $1,000, or $108.

This charge is designed to compensate the Company for administrative expenses not covered by other administrative charges. This charge may be reduced or eliminated when sales are made under certain arrangements. (See "Reduction or Elimination of Sales Charges and Administrative Charges" below.) The Per Thousand of Stated Amount surrender charges are set forth in Appendix B.

TRANSFER CHARGE

There is currently no charge for transfers. The Company reserves the right to limit free transfers of Cash Value from one Investment Option to another by the Policy Owner to four times in any Policy Year, and to charge $10 for any additional transfers.

REDUCTION OR ELIMINATION OF CHARGES

We may offer the Policy in arrangements where an employer or trustee will own a group of policies on the lives of certain employees, or in other situations where groups of policies will be purchased at one time. We may reduce or eliminate the mortality and expense risk charge, sales or surrender charges and administrative charges in such arrangements to reflect the reduced sales expenses, administrative costs and/or mortality and expense risks expected as a result of sales to a particular group.

We will not reduce or eliminate the withdrawal charge, mortality and expense risk charge or the administrative charge if the reduction or elimination will be unfairly discriminatory to any person.

                       THE SEPARATE ACCOUNT AND VALUATION
--------------------------------------------------------------------------------

THE TRAVELERS FUND UL FOR VARIABLE LIFE INSURANCE (FUND UL)

The Travelers Fund UL for Variable Life Insurance was established on November 10, 1983 under the insurance laws of the state of Connecticut. It is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940. A Registration Statement has been filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended. This Prospectus does not contain all information set forth in the Registration Statement, its amendments and exhibits. You may access the SEC's website (http://www.sec.gov) to view the entire Registration Statement. This registration does not mean that the SEC supervises the management or the investment practices or policies of the Separate Account.

The assets of Fund UL are invested exclusively in shares of the Investment Options. The operations of Fund UL are also subject to the provisions of Section 38a-433 of the Connecticut General Statutes which authorizes the Connecticut Insurance Commissioner to adopt regulations under it. Under Connecticut law, the assets of Fund UL will be held for the exclusive benefit of Policy Owners and the persons entitled to payments under the Policy. The assets held in Fund UL are not chargeable with liabilities arising out of any other business which the Company may conduct. Any obligations arising under the Policy are general corporate obligations of the Company.

All investment income of and other distributions to each Investment Option are reinvested in shares of corresponding underlying fund at net asset value. The income and realized gains or losses on the assets of each Investment Option are separate and are credited to or charged against the Investment Option without regard to income, gains or losses from any other Investment Option or from any other business of the Company. The Company purchases shares of the Fund in connection with premium payments allocated according to the Policy Owners' directions, and redeems Fund shares to meet Policy obligations. We will also make adjustments in reserves, if required. The Investment Options are required to redeem Fund shares at net asset value and to make payment within seven days.

HOW THE CASH VALUE VARIES. We calculate the Policy's Cash Value each day the New York Stock Exchange is open for trading (a "valuation date"). A Policy's Cash Value reflects a number of factors, including Premium Payments, partial withdrawals, loans, Policy charges, and the investment experience of the Investment Option(s) chosen. The Policy's Cash Value on a valuation date equals the sum of all accumulation units for each Investment Option chosen, plus the Loan Account Value.

The Separate Account purchases shares of the underlying funds at net asset value (i.e., without a sales charge). The Separate Account receives all dividends and capital gains distributions from each underlying fund, and reinvests in additional shares of that fund. The Accumulation Unit Value reflects the reinvestment of any dividends or capital gains distributions declared by the underlying fund. The Separate Account will redeem underlying fund shares at their net asset value, to the extent necessary to make payments under the Policy.

In order to determine Cash Value, Cash Surrender Value, policy loans and the number of Accumulation Units to be credited, we use the values calculated as of the close of business on each valuation date we receive the written request, or payment in good order, at our Home Office.

ACCUMULATION UNIT VALUE. Accumulation Units measure the value of the Investment Options. The value for each Investment Option's Accumulation Unit is calculated on each valuation date. The value equals the Accumulation Unit value for the preceding valuation period multiplied by the underlying fund's Net Investment Factor during the next Valuation Period. (For example, to calculate Monday's valuation date price, we would multiply Friday's Accumulation Unit Value by Monday's net investment factor.)

The Accumulation Unit Value may increase or decrease. The number of Accumulation Units credited to your Policy will not change as a result of the Investment Option's investment experience.

NET INVESTMENT FACTOR. For each Investment Option, the value of its Accumulation Unit depends of the net rate of return for the corresponding underlying fund. We determine the net rate of return at the end of each Valuation Period (that is, the period of time beginning at the close of the New York Stock Exchange, and ending at its close of business on the next Valuation
Date). The net rate of return reflects the investment performance of the investment option, includes any dividends or capital gains distributed, and is net of the Separate Account charges.

                             CHANGES TO THE POLICY
--------------------------------------------------------------------------------

GENERAL

Once the policy is issued, you may make certain changes. Some of these changes will not require additional underwriting approval; some changes will. Certain requests must be made in writing, as indicated below:

WRITTEN CHANGES REQUIRING UNDERWRITING APPROVAL:

     - increases in the stated amount of insurance;

     - changing the death benefit from Option 1 to Option 2

WRITTEN CHANGES NOT REQUIRING UNDERWRITING APPROVAL:

     - decreases in the stated amount of insurance

     - changing the death benefit from Option 2 to Option 1

     - changes to the way your premiums are allocated (Note: you can also make these changes by telephone)

     - changing the beneficiary (unless irrevocably named)

Written requests for changes should be sent to the Company's Home Office at One Tower Square, Hartford, Connecticut, 06183. The Company's telephone number is
(860) 277-0111.

CHANGES IN STATED AMOUNT

You may request in writing an increase or decrease in the Policy's Stated Amount, provided that the Stated Amount after any decrease may not be less than the minimum amount of $75,000. For purposes of determining the cost of insurance charge, a decrease in the Stated Amount will reduce the Stated Amount in the following order:

     1) against the most recent increase in the Stated Amount;

     2) to other increases in the reverse order in which they occurred;

     3) to the initial Stated Amount.

A decrease in Stated Amount in a substantially funded Policy may cause a cash distribution that is includable in the gross income of the Policy Owner.

For increases in the Stated Amount, we may require a new application and evidence of insurability as well as an additional premium payment. The effective date of any increase will be shown on the new Policy Summary which we will send. The effective date of any increase in the Stated Amount will generally be the Deduction Date next following either the date of a new application or, if different, the date requested by the Applicant. There is an additional Policy Administrative Charge and a Per Thousand of Stated Amount Surrender Charge associated with a requested increase in Stated Amount. There is no additional charge for a decrease in Stated Amount.

CHANGES IN DEATH BENEFIT OPTION

You may change the Death Benefit option by sending a written request to the Company. There is no direct tax consequence of changing a Death Benefit option, except as described under "Tax Treatment of Policy Benefits." However, the change could affect future values of Net Amount At Risk, and with some Option 2 to Option 1 changes involving substantially funded Policies, there may be a cash distribution which is included in your gross income. The cost of insurance charge which is based on the Net Amount At Risk may be different in the future. A change from Option 1 to Option 2 will not be permitted if the change results in a Stated Amount of less than $75,000. A change from Option 1 to Option 2 also subject to underwriting. Contact your registered representative for more information.

                          ADDITIONAL POLICY PROVISIONS
--------------------------------------------------------------------------------

ASSIGNMENT

The Policy may be assigned as collateral for a loan or other obligation. The Company is not responsible for any payment made or action taken before receipt of written notice of such assignment. Proof of interest must be filed with any claim under a collateral assignment.

LIMIT ON RIGHT TO CONTEST AND SUICIDE EXCLUSION

We may not contest the validity of the Policy after it has been in effect during the Insured's lifetime for two years from the Issue Date. Subject to state law, if the Policy is reinstated, the two-year period will be measured from the date of reinstatement. Each requested increase in Stated Amount is contestable for two years from its effective date (subject to state law). In addition, if the Insured commits suicide during the two-year period following issue, subject to state law, the Death Benefit will be limited to the premiums paid less (i) the amount of any partial surrender, (ii) the amount of any outstanding Policy loan, and (iii) the amount of any unpaid Deduction Amount due. During the two-year period following an increase, the Death Benefit in the case of suicide will be limited to an amount equal to the Deduction Amount paid for such increase.

MISSTATEMENT AS TO SEX AND AGE

If there has been a misstatement with regard to sex or age, benefits payable will be adjusted to what the Policy would have provided with the correct information. A misstatement with regard to sex or age in a substantially funded Policy may cause a cash distribution that is includable in whole or in part in the gross income of the Policy Owner.

VOTING RIGHTS

The Company is the legal owner of the underlying fund shares. However, we believe that when an underlying fund solicits proxies, we are required to obtain from policy owners who have chosen those investment options instructions on how to vote those shares. When we receive those instructions, we will vote all of the shares we own in proportion to those instructions. This will also include any shares we own on our own behalf. If we determine that we no longer need to comply with this voting method, we will vote on the shares in our own right.

DISREGARD OF VOTING INSTRUCTIONS

When permitted by state insurance regulatory authorities, we may disregard voting instructions if the instructions would cause a change in the investment objective or policies of the Separate Account or an Investment Option, or if it would cause the approval or disapproval of an investment advisory Policy of an Investment Option. In addition, we may disregard voting instructions in favor of changes in the investment policies or the investment adviser of any Investment Options which are initiated by a Policy Owner if we reasonably disapprove of such changes. A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities, or if we determine that the change would have an adverse effect on our general account (i.e., if the proposed investment policy for an Investment Option may result in overly speculative or unsound investments.) If we do disregard voting instructions, a summary of that action and the reasons for such action would be included in the next annual report to Policy Owners.

                                 OTHER MATTERS
--------------------------------------------------------------------------------

STATEMENTS TO POLICY OWNERS

We will maintain all records relating to the Separate Account and the Investment Options. At least once each Policy Year, we will send you a statement containing the following information:

     - the Stated Amount and the Cash Value of the Policy (indicating the number of Accumulation Units credited to the Policy in each Investment Option and the corresponding Accumulation Unit Value);

     - the date and amount of each premium payment;

     - the date and amount of each Monthly Deduction;

     - the amount of any outstanding Policy loan as of the date of the statement, and the amount of any loan interest charged on the Loan Account;

     - the date and amount of any partial cash surrenders and the amount of any partial surrender charges;

     - the annualized cost of any supplemental benefits purchased under the Policy; and

     - a reconciliation since the last report of any change in Cash Value and Cash Surrender Value.

We will also send any other reports required by any applicable state or federal laws or regulations.

SUSPENSION OF VALUATION

We reserve the right to suspend or postpone the date of any payment of any benefit or values for any Valuation Period (1) when the New York Stock Exchange ("Exchange") is closed; (2) when trading on the Exchange is restricted; (3) when the SEC determines so that disposal of the securities held in the Underlying Funds is not reasonably practicable or the value of the Investment Option's net assets cannot be determined; or (4) during any other period when the SEC, by order, so permits for the protection of security holders.

DIVIDENDS

No dividends will be paid under the Policy.

MIXED AND SHARED FUNDING

It is conceivable that in the future it may not be advantageous for variable life insurance and variable annuity Separate Accounts to invest in the Investment Options simultaneously. This is called mixed funding. Certain funds may be available to variable products of other companies not affiliated with Travelers. This is called "shared funding." Although we -- and the funds -- do not anticipate any disadvantages either to variable life insurance or to variable annuity Policy Owners, the Investment Options' Boards of Directors intend to monitor events to identify any material conflicts that may arise and to determine what action, if any, should be taken. If any of the Investment Options' Boards of Directors conclude that separate mutual funds should be established for variable life insurance and variable annuity Separate Accounts, the Company will bear the attendant expenses, but variable life insurance and variable annuity Policy Owners would no longer have the economies of scale resulting from a larger combined fund. Please consult the prospectuses of the Investment Options for additional information.

DISTRIBUTION

The Company intends to sell the Policies in all jurisdictions where it is licensed to do business and where the Policy is approved. The Policies will be sold by life insurance sales representatives who are registered representatives of the Company or certain other registered broker-dealers. The maximum commission payable by the Company for distribution would be no greater than 50% of the actual premium paid in the first twelve months. Any sales representative or employee will have been qualified to sell variable life insurance Policies under applicable federal and state laws. Each broker/dealer is registered with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and all are members of the National Association of Securities Dealers, Inc. CFBDS, Inc. serves as principal underwriter of the Policies.

LEGAL PROCEEDINGS AND OPINION

There are no pending material legal proceedings affecting the Separate Account.

In March 1997, a purported class action entitled Patterman v. The Travelers, Inc. et al, was commenced in the Superior Court of Richmond County, Georgia, alleging, among other things, violations of the Georgia RICO statute and other state laws by an affiliate of the Company, Primerica Financial Services, Inc. and certain of its affiliates. Plaintiffs seek unspecified compensa-tory and punitive damages and other relief. In October 1997, defendants answered the complaint, denied liability and asserted numerous affirmative defenses. In February 1998, the Superior Court of Richmond County transferred the lawsuit to the Superior Court of Gwinnett County, Georgia. The plaintiffs appealed the transfer order, and in December 1998 the Court of Appeals of the state of Georgia reversed the lower court's decision. Later in December 1998, defendants petitioned the Georgia Supreme Court to hear the appeal from the decision of the Court of Appeals. Pending appeal, proceedings in the trial court have been stayed. Defendants intend to vigorously contest the litigation.

Legal matters in connection with the federal laws and regulations affecting the issue and sale of the Contract described in this prospectus, as well as the organization of the Company, its authority to issue variable life contracts under Connecticut law and the validity of the forms of the variable life contracts under Connecticut law, have been reviewed by the General Counsel of the Company.

INDEPENDENT ACCOUNTANTS

The financial statements as of and for the year ended December 31, 1998 of Fund UL, included in the registration statement have been included herein in reliance on the report of
KPMG LLP, independent certified public accountants upon the authority of said firm as experts in accounting and auditing.

The consolidated financial statements of The Travelers Insurance Company and Subsidiaries as of December 31, 1998 and 1997 and for each of the years in the three-year period ended December 31, 1998, have been included herein and in the registration statement in reliance upon the report of KPMG LLP, independent certified public accountants, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing.

                           FEDERAL TAX CONSIDERATIONS
--------------------------------------------------------------------------------

GENERAL

The following is a general discussion of the federal income tax considerations relating to the Policies. This discussion is based upon the Company's understanding of the federal income tax laws as they are currently interpreted by the Internal Revenue Service ("IRS"). These laws are complex, and tax results may vary among individuals. A person contemplating the purchase of or the exercise of elections under a Policy should seek competent tax advice.

IT SHOULD BE UNDERSTOOD THAT THIS IS NOT AN EXHAUSTIVE DISCUSSION OF ALL TAX QUESTIONS THAT MIGHT ARISE UNDER THE POLICIES. NO ATTEMPT HAS BEEN MADE TO ADDRESS ANY FEDERAL ESTATE TAX OR STATE AND LOCAL TAX CONSIDERATIONS WHICH MAY ARISE IN CONNECTION WITH A POLICY. FOR COMPLETE INFORMATION, A QUALIFIED TAX ADVISOR SHOULD BE CONSULTED.

THE COMPANY DOES NOT GUARANTEE THE TAX STATUS OF ANY POLICY AND THE FOLLOWING TAX DISCUSSION IS BASED ON THE COMPANY'S UNDERSTANDING OF FEDERAL INCOME TAX LAWS AS THEY ARE CURRENTLY INTERPRETED. THE COMPANY CANNOT GUARANTEE THAT THOSE LAWS OR INTERPRETATIONS WILL REMAIN UNCHANGED.

TAX STATUS OF THE POLICY

DEFINITION OF LIFE INSURANCE

Section 7702 of the Code sets forth a definition of a life insurance contract for federal tax purposes. Guidance as to how Section 7702 is to be applied, however, is limited. Although the Secretary of the Treasury (the "Treasury") is authorized to prescribe regulations implementing Section 7702, and while proposed regulations and other limited, interim guidance has been issued, final regulations have not been adopted. If a Policy were determined not to be a life insurance contract for purposes of Section 7702, such Policy would not provide the tax advantages normally provided by a life insurance policy.

With respect to a Policy issued on the basis of a standard rate class, the Company believes (largely in reliance on IRS Notice 88-128 and the proposed regulations under Section 7702) that such a Policy should meet the Section 7702 definition of a life insurance contract. There is less guidance on the application of the rules with respect to a Policy that is issued on a substandard basis (i.e., a premium class involving higher than standard mortality risk). Thus, it is not clear whether such a Policy would satisfy
Section 7702, particularly if the Policy Owner pays the full amount of premiums permitted under the Policy.

The Company reserves the right to make changes in the Policy if such changes are deemed necessary to attempt to assure its qualification as a life insurance contract for tax purposes.

DIVERSIFICATION

Section 817(h) of the Code provides that separate account investments (or the investments of a mutual fund, the shares of which are owned by separate accounts of insurance companies) underlying the Policy must be "adequately diversified" in accordance with Treasury regulations in order for the Policy to qualify as life insurance. The Treasury Department has issued regulations prescribing the diversification requirements in connection with variable contracts. The Separate Account, through the Investment Options, intends to comply with these requirements. Although the Company does not control the Investment Options, it intends to monitor the investments of the Investment Options to ensure compliance with the diversification requirements prescribed by the Treasury Department.

INVESTOR CONTROL

In certain circumstances, owners of variable life insurance contracts may be considered the owners, for federal income tax purposes, of the assets of the separate accounts used to support their contract. In those circumstances, income and gains from the separate account assets would be includable in the variable contract owner's gross income each year. The IRS has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. The Treasury has also announced, in connection with the issuance of regulations concerning diversification, that those regulations "do not provide guidance concerning the circumstances in which investor control of the investments of a segregated asset account may cause the investor (i.e., the Policy Owner), rather than the insurance company, to be treated as the owner of the assets in the account." This announcement also stated that guidance would be issued by way of regulations or rulings on the "extent to which policyholders may direct their investments to particular Investment Options without being treated as owners of the underlying assets." As of the date of this prospectus, no such guidance has been issued.

The ownership rights under the Policy are similar to, but different in certain respects from, those described by the IRS in rulings in which it determined that the policy owners received the desired tax benefits because they were not owners of separate account assets. For example, a Policy Owner of this Policy has additional flexibility in allocating payments and cash values. These differences could result in the Policy Owner being treated as the owner of the assets of the Separate Account. In addition, the Company does not know what standard will be set forth in the regulations or rulings which the Treasury is expected to issue, nor does the Company know if such guidance will be issued. The Company therefore reserves the right to modify the Policy as necessary to attempt to prevent the Policy Owner from being considered the owner of a pro rata share of the assets of the Separate Account.

The remaining tax discussion assumes that the Policy qualifies as a life insurance contract for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

IN GENERAL

The Company believes that the proceeds and cash value increases of a Policy should be treated in a manner consistent with a fixed-benefit life insurance policy for federal income tax purposes. Thus, the Death Benefit under the Policy should be excludable from the gross income of the Beneficiary.

In addition, the Policy Owner will generally not be deemed to be in constructive receipt of the Cash Value, including increments thereof, until there is a distribution. The tax consequences of distribution from, and loans taken from or secured by, a Policy depend on whether the Policy is classified as a "Modified Endowment Contract." However, whether a Policy is or is not a Modified Endowment Contract, upon a complete surrender or lapse of a Policy or when benefits are paid at a Policy's maturity date, if the amount received plus the amount of indebtedness exceeds the total investment in the Policy, the excess will generally be treated as ordinary income subject to tax.

Depending on the circumstances, the exchange of a Policy, a change in the Policy's Death Benefit Option, a Policy loan, a partial withdrawal, a surrender, a change in ownership, or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. Therefore, it is important to check with a tax adviser prior to the purchase of a policy.

MODIFIED ENDOWMENT CONTRACTS

A modified endowment contract is defined under tax law as any policy that satisfies the present legal definition of a life insurance contract but which fails to satisfy a 7-pay test. This failure could occur with contracts entered into after June 21, 1988, or with certain older contracts materially changed after that date. A Section 1035 exchange of an older contract into a contract after that date will not by itself cause the new contract to be a modified endowment contract if the older contract had not become one prior to the exchange. However, the new contract must be re-tested under the 7-pay test rules.

A contract fails to satisfy the 7-pay test if the cumulative amount of premiums paid under the contract at any time during the first seven contract years exceeds the sum of the net level premiums that would have been paid on or before such time had the contract provided for paid-up future benefits after the payment of seven level annual premiums. If a material change in the contract occurs either during the first seven contract years, or later, a new seven-year testing period is begun. A decrease to Stated Amount made in the first seven years will cause a retest of the cumulative amount of premiums. Decreases made after the first seven contract years are not considered a material change, provided no other material changes have occurred prior. Tax regulations or other guidance will be needed to fully define those transactions which are material changes. The Company has established safeguards for monitoring whether a contract may become a modified endowment contract.

Loans and partial withdrawals from, as well as collateral assignments of, Policies that are modified endowment contracts will be treated as distributions to the Policy Owner for tax purposes. All pre-death distributions (including loans, partial withdrawals and collateral assignments) from these Policies will be included in gross income on an income-first basis to the extent of any income in the Policy (the cash value less the Policy Owner's investment in the Policy) immediately before the distribution.

The law also imposes a 10% penalty tax on pre-death distributions (including loans, collateral assignments, partial withdrawals and complete surrenders) from modified endowment contracts to the extent they are included in income, unless a specific exception to the penalty applies. The penalty does not apply to amounts which are distributed on or after the date on which the taxpayer attains age
59 1/2, because the taxpayer is disabled, or as substantially equal periodic payments over the taxpayer's life (or life expectancy) or over the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary. Furthermore, if the loan interest is capitalized by adding the amount due to the balance of the loan, the amount of the capitalized interest will be treated as an additional distribution subject to income tax as well as the 10% penalty tax, if applicable, to the extent of income in the Policy.

The Death Benefit of a modified endowment contract remains excludable from the gross income of the Beneficiary to the extent described above in "Tax Treatment of Policy Benefits." Furthermore, no part of the investment growth of the Cash Value of a modified endowment contract is includable in the gross income of the Contract Owner unless the contract matures, is distributed or partially surrendered, is pledged, collaterally assigned, or borrowed against, or otherwise terminates with income in the contract prior to death. A full surrender of the contract after age 59 1/2 will have the same tax consequences as noted above in "Tax Treatment of Policy Benefits."

EXCHANGES

Any Policy issued in exchange for a modified endowment contract will be subject to the tax treatment accorded to modified endowment contracts. However, the Company believes that any Policy received in exchange for a life insurance contract that is not a modified endowment contract will generally not be treated as a modified endowment contract if the face amount of the Policy is greater than or equal to the death benefit of the policy being exchanged. The payment of any premiums at the time of or after the exchange may, however, cause the Policy to become a modified endowment contract. A prospective purchaser should consult a qualified tax advisor before authorizing the exchange of his or her current life insurance contract for a Policy.

AGGREGATION OF MODIFIED ENDOWMENT CONTRACTS

In the case of a pre-death distribution (including a loan, partial withdrawal, collateral assignment or complete surrender) from a Policy that is treated as a modified endowment contract, a special aggregation requirement may apply for purposes of determining the amount of the income on the Policy. Specifically, if the Company or any of its affiliates issues to the same Policy Owner more than one modified endowment contract within a calendar year, then for purposes of measuring the income on the Policy with respect to a distribution from any of those Policies, the income on the Policy for all those Policies will be aggregated and attributed to that distribution.

POLICIES WHICH ARE NOT MODIFIED ENDOWMENT CONTRACTS

Unlike loans from modified endowment contracts, a loan from a Policy that is not a modified endowment contract will be considered indebtedness of the Owner and no part of a loan will constitute income to the Owner. However, the treatment of loans taken after the 13th Policy Year, is unclear; such loans might be considered a withdrawal instead of indebtedness for federal tax purposes.

Pre-death distributions from a Policy that is not a modified endowment contract will generally not be included in gross income to the extent that the amount received does not exceed the Policy Owner's investment in the Policy. (An exception to this general rule may occur in the case of a decrease or change that reduces the benefits provided under a Policy in the first 15 years after the Policy is issued and that results in a cash distribution to the Policy Owner. Such a cash distribution may be taxed in whole or in part as ordinary income to the extent of any gain in the Policy.) Further, the 10% penalty tax on pre-death distributions does not apply to Policies that are not modified endowment contracts.

Certain changes to Policies that are not modified endowment contracts may cause such Policies to be treated as modified endowment contracts. A Policy Owner should therefore consult a tax advisor before effecting any change to a Policy that is not a modified endowment contract.

TREATMENT OF LOAN INTEREST

If there is any borrowing against the Policy, the interest paid on loans may not be tax deductible.

THE COMPANY'S INCOME TAXES

The Company is taxed as a life insurance company under federal income tax law. Presently, the Company does not expect to incur any income tax on the earnings or the realized capital gains attributable to Fund UL. However, the Company may assess a charge against the Investment Options for federal income taxes attributable to those accounts in the event that the Company incurs income or capital gains or other tax liability attributable to Fund UL under future tax law.

                                  THE COMPANY
--------------------------------------------------------------------------------

The Travelers Insurance Company (the "Company") is a stock insurance company chartered in 1864 in Connecticut and has been engaged in the insurance business since that time. The Company writes individual life insurance and individual and group annuity contracts on a non-participating basis, and acts as depositor for the Separate Account assets. The Company is licensed to conduct life insurance business in all states of the United States, the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands, and the Bahamas. The Company's obligations as depositor for Fund UL may not be transferred without notice to and consent of Policy Owners.

The Company is an indirect wholly owned subsidiary of Citigroup Inc., a financial services holding company. The Company's principal executive offices are located at One Tower Square, Hartford, Connecticut 06183, telephone number
(860) 277-0111.

The Company is subject to Connecticut law governing insurance companies and is regulated and supervised by the Connecticut Commissioner of Insurance. An annual statement in a prescribed form must be filed with the Commissioner on or before March 1 in each year covering the operations of the Company for the preceding year and its financial condition on December 31 of such year. The Company's books and assets are subject to review or examination by the Commissioner, and a full examination of its operations is conducted at least once every four years. In addition, the Company is subject to the insurance laws and regulations of any jurisdiction in which it sells its insurance Policies, as well as to various federal and state securities laws and regulations.

IMSA

The Company is a member of the Insurance Marketplace Standards Association ("IMSA"), and as such may use the IMSA logo and IMSA membership in its advertisements. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities. IMSA members have adopted policies and procedures that demonstrate a commitment to honesty, fairness and integrity in all customer contacts involving the sale and service of individual life insurance and annuity products.

YEAR 2000 COMPLIANCE

The Company is highly dependent on computer systems and system applications for conducting its ongoing business functions. In 1996, the Company began the process of identifying, assessing and implementing changes to computer programs necessary to address the Year 2000 issue and developed a comprehensive plan to address the issue. This issue involves the ability of computer systems that have time sensitive programs to recognize properly the Year 2000. The inability to do so could result in major failures or miscalculations that would disrupt the Company's ability to meet its customer and other obligations on a timely basis.

The Company has achieved substantial compliance with respect to its business critical systems in accordance with its Year 2000 plan and is in the process of certification to validate compliance. The Company anticipates completing the certification process by June 30, 1999. An ongoing re-certification process will be put in place for third and fourth quarter 1999 to ensure all systems and products remain compliant.

The total pre-tax cost associated with the required modifications and conversions is expected to be between $25 million and $35 million and is being expensed as incurred in the period 1996 through 1999. The Company has incurred approximately $22 million to date on these efforts. The Company also has third party customers, financial institutions, vendors and others with which it conducts business and has confirmed their plans to address and resolve Year 2000 issues on a timely basis. While it is likely that these efforts by third party vendors and customers will be successful, it is possible that a series of failures by third parties could have a material adverse effect on the Company's results of operations in future periods.

In addition, the Company is developing contingency plans to address perceived risks associated with the Year 2000 effort. These include business resumption plans to address the possibility of internal systems failures and the possibility of failure of systems or processes outside the Company's control. As of year-end 1998, the Company has completed initial business resumption contingency plans which would enable business critical units to function beginning January 1, 2000 in the event of an unexpected failure. Business resumption contingency plans are expected to be finalized by June 30, 1999. Preparations for the management of the date change will continue through 1999.

                                   MANAGEMENT
--------------------------------------------------------------------------------

DIRECTORS OF THE TRAVELERS INSURANCE COMPANY

The following are the Directors and Executive Officers of The Travelers Insurance Company. Unless otherwise indicated, the principal business address for all individuals is the Company's Home Office at One Tower Square, Hartford, Connecticut 06183. References to Citigroup include, prior to December 31, 1993, Primerica Corporation or its predecessors, and prior to October 8, 1998, Travelers Group, Inc.

                                 DIRECTOR
       NAME AND POSITION          SINCE                       PRINCIPAL BUSINESS
       -----------------         --------                     ------------------
Jay S. Benet...................    1996     Senior Vice President since February 1994; Chief
Director                                    Financial Officer, Chief Accounting Officer, and
                                            Controller since January, 1999 and Vice President
                                            (1990-1994) of The Travelers Insurance Company; Partner
                                            (1986-1990) of PricewaterhouseCoopers.
Katherine M. Sullivan..........    1996     Senior Vice President and General Counsel since May
Director                                    1996 of The Travelers Insurance Company; Senior Vice
                                            President and General Counsel (1994-1996) Connecticut
                                            Mutual; Special Counsel & Chief of Staff (1988-1994)
                                            Aetna Life & Casualty.
George C. Kokulis..............    1996     Senior Vice President since September 1995, Vice
Director                                    President (1993-1995) of The Travelers Insurance
                                            Company.
Michael A. Carpenter...........    1995     Co-chairman, Salomon Smith Barney since October 1998;
Director                                    Chairman since June 1996 and President and Chief
                                            Executive Officer June 1995-1998 of The Travelers
                                            Insurance Company; Vice Chairman since February 1998;
                                            Executive Vice President (1995-1998) of Citigroup Inc.;
                                            Chairman, President and Chief Executive Officer
                                            (1989-1994), Kidder Peabody Group Inc.

                                 DIRECTOR
       NAME AND POSITION          SINCE                       PRINCIPAL BUSINESS
       -----------------         --------                     ------------------
Robert I. Lipp.................    1992     Chairman, President and Chief Executive Officer since
Director                                    April 1996 of Travelers Property Casualty Corp.; Chief
                                            Executive Officer and Director since December 1993 of
                                            The Travelers Insurance Group Inc.; Vice Chairman and
                                            Director of Citigroup Inc. since 1991; Chairman and
                                            Chief Executive Officer of Commercial Credit Company
                                            (1991-1993); Executive Vice President (1986-1991),
                                            Primerica Corporation.
Marc P. Weill*.................    1994     Senior Vice President-Investments since 1993 and Chief
Director                                    Investment Officer since 1995 of The Travelers
                                            Insurance Group Inc.; Senior Vice President and Chief
                                            Investment Officer of Citigroup Inc. since 1992; Vice
                                            President (1990-1992), Primerica Corporation; Vice
                                            President (1989-1990), Smith Barney Inc.
J. Eric Daniels................    1998     President and Chief Executive Officer since December
Director                                    1998 of The Travelers Insurance Company; Chief
                                            Operating Officer of Global Consumer Bank of Citibank,
                                            since 1993, Vice President, Citibank.

---------------
* Principal business address: Citigroup Inc., 153 East 53rd St., New York, New York 10043

SENIOR OFFICERS OF THE TRAVELERS INSURANCE COMPANY

The following are the Senior Officers of The Travelers Insurance Company, other than the Directors listed above, as of the date of this Prospectus. Unless otherwise indicated, the principal business address for all individuals listed is One Tower Square, Hartford, Connecticut 06183.

            NAME                     POSITION WITH INSURANCE COMPANY
            ----                     -------------------------------
Stuart Baritz................       Senior Vice President
Barry Jacobson...............       Senior Vice President
Russell H. Johnson...........       Senior Vice President
Warren H. May................       Senior Vice President
Jay S. Fishman...............       Senior Vice President
David A. Tyson...............       Senior Vice President
F. Denney Voss...............       Senior Vice President
Elizabeth C.                        Senior Vice President
  Georgakopoulos.............
Christine M. Modie...........       Senior Vice President

Information relating to the management of the underlying funds is contained in the applicable prospectuses.

                           EXAMPLE OF POLICY CHARGES
--------------------------------------------------------------------------------

The following chart illustrates the surrender charges and Monthly Deduction Amounts that would apply under a Policy based on the assumptions listed below. Surrender charges and Monthly Deduction Amounts generally will be higher for an Insured who is older than the assumed Insured, and lower for an Insured who is younger (assuming the Insureds have the same risk classification). Cost of insurance rates go up each year as the Insured becomes a year older.

Male, Age 35
Preferred Non-Smoker
Annual Net Premium: $ 850.00
Hypothetical Gross Annual Investment
  Rate of Return: 8%
Face Amount: $100,000
Level Death Benefit Option
Current Charges

                                           TOTAL MONTHLY DEDUCTION
                                             FOR THE POLICY YEAR
                                           -----------------------
                                           COST OF
POLICY   CUMULATIVE                       INSURANCE   ADMINISTRATIVE
 YEAR     PREMIUMS    SURRENDER CHARGES    CHARGES       CHARGES
------   ----------   -----------------   ---------   --------------
 1       $  850.00         $456.00         $145.00       $228.00
 2       $1,700.00         $452.00         $157.00       $228.00
 3       $2,550.00         $450.00         $168.00       $228.00
 5       $4,250.00         $464.00         $190.00       $     0
 10      $8,500.00         $297.00         $250.00       $     0

Hypothetical results shown above are illustrative only and are based on the Hypothetical Gross Annual Investment Rate of Return shown above. This Hypothetical Gross Annual Investment Rate of Return should not be deemed to be a representation of past or future investment results. Actual investment results may be more or less than those shown. No representations can be made that the hypothetical rates assumed can be achieved for any one year or sustained over any period of time.

                            PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

From time to time, Fund UL's Investment Options may show the percentage change in the value of an Accumulation Unit based on the performance of the Investment Option over a period of time, usually for the past one-, two-, three-, five-, and ten-year periods determined by dividing the increase (decrease) in value for that unit by the Accumulation Unit Value at the beginning of the period.

For Investment Options of Fund UL that invest in underlying funds that were in existence prior to the date on which the Investment Option became available under the Policy, average annual rates of return may include periods prior to the inception of the Investment Option. Performance calculations for Investment Options with pre-existing Investment Options will be calculated by adjusting the actual returns of the Investment Options to reflect the charges that would have been assessed under the Investment Options had the Investment Option been available under Fund UL during the period shown.

The following performance information represents the percentage change in the value of an Accumulation Unit of the Investment Options for the periods indicated, and reflects all expenses of the Investment Options. The chart reflects the guaranteed maximum .80% mortality and expense risk charge and .10% administrative expense risk charge. The rates of return do not reflect the 2.5% front-end sales charge or the 2.5% state premium tax charge (both of which are deducted from premium payments) nor do they reflect surrender charges or Monthly Deduction Amounts. The surrender charges and Monthly Deduction Amounts for a hypothetical Insured are depicted in the Example following the Rates of Returns. For information about the Charges and Deductions assessed under the Policy, see page 18. For illustrations of how these charges affect Cash Values and Death Benefits, see the Illustrations beginning on page 35. The performance information described in this prospectus, may be used from time to time in advertisement for the Policy, subject to National Association of Securities Dealers, Inc. ("NASD") and applicable state approval and guidelines.

The table below shows the net annual rates of return for accumulation units of investment options available through MarketLife.

                AVERAGE ANNUAL RETURNS THROUGH DECEMBER 31, 1998

                                                                                                FUND
                                                                                              INCEPTION
UNDERLYING INVESTMENT OPTIONS               ONE YEAR   THREE YEARS   FIVE YEARS   TEN YEARS     DATE
-----------------------------               --------   -----------   ----------   ---------   ---------
STOCK FUNDS
AIM Capital Appreciation Portfolio           16.70%      13.88%            --          --     10/10/95
Alliance Growth Portfolio                    28.08%      28.18%            --          --      6/16/94
Capital Appreciation Fund (Janus Sub-
  Adviser)                                   60.48%      36.70%        26.72%      20.15%      3/18/82
Dreyfus Stock Index Fund                     27.27%      26.87%        22.68%          --      9/29/89
Fidelity VIP Equity-Income Portfolio         10.89%      16.96%        17.94%      14.83%      10/9/86
Fidelity VIP Growth Portfolio                38.41%      24.55%        20.87%      18.57%      10/9/86
Smith Barney Large Cap Value Portfolio        9.11%      17.71%            --          --      6/16/94
Total Return Portfolio                        4.31%      14.65%            --          --     10/16/91
Utilities Portfolio                          17.42%      15.95%            --          --       2/4/94
Templeton Stock Fund (Class 1)                0.65%      10.77%        10.44%      11.47%      8/31/88
BOND FUNDS
Fidelity VIP High Income Portfolio           -4.87%       7.97%         8.09%      10.37%      9/19/85
Smith Barney High Income Portfolio           -0.15%       8.26%            --          --      6/16/94
Templeton Bond Fund (Class 1)                 6.49%       5.66%         4.95%       6.75%      8/31/88
U.S. Government Securities Portfolio          9.49%       7.29%         7.44%          --      1/24/92
Zero Coupon Bond Fund Portfolio 2000          6.92%       5.18%            --          --     10/11/95
Zero Coupon Bond Fund Portfolio 2005         11.54%       7.65%            --          --     10/11/95
BALANCED FUNDS
Fidelity VIP II Asset Manager Portfolio      14.27%      15.92%        11.06%          --       9/6/89
MFS Total Return Portfolio                   10.93%      14.90%            --          --      6/16/94
Templeton Asset Allocation Fund (Class 1)     5.74%      12.70%        10.94%      11.41%      8/31/88
Managed Assets Trust                         20.59%      17.95%        15.01%      13.50%       8/6/82
MONEY MARKET FUND
Money Market Portfolio*                       4.41%       4.18%         3.75%       4.31%      10/1/81

The information presented in the above chart represents the percentage change in the value of an accumulation unit of the underlying investment options for the periods indicated, and reflects all expenses of the underlying funds and 0.60% mortality and expense risk charge against amount allocated to the underlying funds. The rates of return do not reflect the 2.5% front-end sales charge or the 2.5% state premium tax charge (both of which are deducted from premium payments) nor do they reflect surrender charges or monthly deduction amounts. These charges would reduce the average annual return reflected.

* An investment in Money Market Portfolio is neither insured nor guaranteed by the United States Government. There is no assurance that a stable $1.00 value will be maintained.

                                 ILLUSTRATIONS
--------------------------------------------------------------------------------

The following pages are intended to illustrate how the Account Value, Cash Surrender Value and Death Benefit can change over time for Policies issued to a 45 year old male and a 45 year old female. The difference between the Account Value and the Cash Surrender Value in these illustrations represents the Surrender Charge that would be incurred upon a full surrender of the Policy.

The illustrations assume that premiums are paid as indicated, no Policy loans are made, no increases or decreases to the Stated Amount are requested, no partial surrenders are made, and no charges for transfers between funds are incurred.

For both male and female age 45, there are two pages of values. One page illustrates the assumption that the maximum Guaranteed Cost of Insurance Rates, the monthly administrative charge, mortality and expense risk charge, and administrative expense charge allowable under the Policy are charged in all years. The other page illustrates the assumption that the current scale of Cost of Insurance Rates and other charges are charged in all years. The Cost of Insurance Rates charged vary by age, sex and underwriting classification, and the monthly administrative charge varies by age and amount of insurance. The illustrations reflect a deduction of 5% from each annual premium for premium tax (2.5%) and front end sales charge (2.5%).

The values shown in these illustrations vary according to the assumptions used for expense charges, credited interest and mortality charges. Interest is assumed to be credited to the Account Value at the net investment rate of return, which is equal to the hypothetical gross investment rate of return (0%, 6% or 12%) minus either 1.53% for guaranteed charges, or 1.23% for current charges. The guaranteed charge consists of 0.80% for mortality and expense risks, 0.10% for administrative expenses, and .63% for Investment Option expenses. The current charge consists of 0.60% for mortality and expense risks, and .63% for Investment Option expenses.

The charge for Investment Option expenses reflected in the illustrations assumes that Cash Value is allocated equally among all Investment Options and that no Policy Loans are outstanding, and is an average of the investment advisory fees and other expenses charged by each of the Investment Options during the most recent audited calendar year.

The Investment Option expenses for some of the Investment Options reflect an expense reimbursement agreement currently in effect, as shown in the Policy prospectus summary. Although these reimbursement arrangements are expected to continue in subsequent years, the effect of discontinuance could be higher expenses charged to Policy Owners.

After deduction of these amounts, the illustrated gross annual investment rates of return of 0%, 6%, and 12% correspond to approximate net annual rates of -1.53%, 4.47%, and 10.47%, respectively on a guaranteed basis, and to approximate net annual rates of -1.23%, 4.77% and 10.77%, respectively on a current basis.

The illustrations do not reflect any charges for federal income taxes against the Separate Account, since the Company is not currently deducting such charges from the Separate Account. However, such charges may be made in the future, and in that event, the gross annual investment rates of return would have to exceed 0%, 6% and 12% by an amount sufficient to cover the tax charges in order to produce the Death Benefits, Account Values and Cash Surrender Values illustrated.

Upon request, the Company will provide a comparable illustration based upon the proposed Insured's age, sex, underwriting classification, the specified insurance benefits, and the premium requested. The illustration will show average fund expenses or, if requested, actual fund expenses. The hypothetical gross annual investment return assumed in such an illustration will not exceed 12%.

                                    IN-VEST
           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION
                       ILLUSTRATED WITH CURRENT CHARGES**

Male, Issue Age 45                                           Face Amount $150,000
Non-Smoker                                                   Annual Premium $1,895.63

       TOTAL
      PREMIUMS           DEATH BENEFIT                      CASH VALUE                  CASH SURRENDER VALUE
      WITH 5%    ------------------------------   ------------------------------   ------------------------------
YEAR  INTEREST      0%         6%        12%         0%         6%        12%         0%         6%        12%
-----------------------------------------------------------------------------------------------------------------

1       1,990    150,000    150,000    150,000        887        967      1,046          0          0          0
2       4,080    150,000    150,000    150,000      1,734      1,949      2,174        661        863      1,075
3       6,275    150,000    150,000    150,000      2,536      2,943      3,388      1,523      1,905      2,324
4       8,579    150,000    150,000    150,000      3,727      4,398      5,160      2,749      3,380      4,096
5      10,998    150,000    150,000    150,000      4,863      5,881      7,083      3,925      4,882      6,012
6      13,539    150,000    150,000    150,000      5,951      7,403      9,182      5,055      6,420      8,093
7      16,206    150,000    150,000    150,000      6,989      8,961     11,474      6,139      7,993     10,475
8      19,007    150,000    150,000    150,000      7,973     10,555     13,977      7,172      9,664     13,086
9      21,947    150,000    150,000    150,000      8,899     12,183     16,712      8,149     11,398     15,927
10     25,035    150,000    150,000    150,000      9,752     13,829     19,692      9,075     13,152     19,015
15     42,950    150,000    150,000    150,000     12,989     22,501     39,544     12,989     22,501     39,544
20     65,815    150,000    150,000    150,000     13,390     31,006     71,334     13,390     31,006     71,334

These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

** Current cost of insurance charges, mortality and expense risk charge, monthly administrative charge and administrative expense charge.

                                    IN-VEST
           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION
                     ILLUSTRATED WITH GUARANTEED CHARGES**

Male, Issue Age 45                                           Face Amount $150,000
Non Smoker                                                   Annual Premium $1,895.63

       TOTAL
      PREMIUMS           DEATH BENEFIT                      CASH VALUE                  CASH SURRENDER VALUE
      WITH 5%    ------------------------------   ------------------------------   ------------------------------
YEAR  INTEREST      0%         6%        12%         0%         6%        12%         0%         6%        12%
-----------------------------------------------------------------------------------------------------------------
1       1,990    150,000    150,000    150,000       647         719        791         0           0          0
2       4,080    150,000    150,000    150,000     1,231       1,415      1,609       188         361        543
3       6,275    150,000    150,000    150,000     1,748       2,083      2,452       782       1,097      1,444
4       8,579    150,000    150,000    150,000     2,625       3,162      3,778     1,713       2,218      2,797
5      10,998    150,000    150,000    150,000     3,423       4,224      5,177     2,571       3,324      4,220
6      13,539    150,000    150,000    150,000     4,135       5,258      6,650     3,348       4,404      5,713
7      16,206    150,000    150,000    150,000     4,750       6,255      8,194     4,035       5,449      7,272
8      19,007    150,000    150,000    150,000     5,259       7,200      9,807     4,621       6,446      8,916
9      21,947    150,000    150,000    150,000     5,650       8,079     11,486     5,095       7,378     10,701
10     25,035    150,000    150,000    150,000     5,912       8,877     13,230     5,449       8,236     12,553
15     42,950    150,000    150,000    150,000     4,982      11,191     22,981     4,982      11,191     22,981
20     65,815          0    150,000    150,000         0       8,450     34,295         0       8,450     34,295

These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

** Guaranteed cost of insurance charges, mortality and expense risk charge, monthly administrative charge and administrative expense charge.

                                    IN-VEST
           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION
                       ILLUSTRATED WITH CURRENT CHARGES**

Female, Issue Age 45                                         Face Amount $150,000
Non-Smoker                                                   Annual Premium $1,798.13

       TOTAL
      PREMIUMS           DEATH BENEFIT                      CASH VALUE                  CASH SURRENDER VALUE
      WITH 5%    ------------------------------   ------------------------------   ------------------------------
YEAR  INTEREST      0%         6%        12%         0%         6%        12%         0%         6%        12%
-----------------------------------------------------------------------------------------------------------------
1       1,888    150,000    150,000    150,000        835        910        986          0          0          0
2       3,870    150,000    150,000    150,000      1,651      1,855      2,068        583        775        975
3       5,952    150,000    150,000    150,000      2,436      2,822      3,246      1,429      1,792      2,190
4       8,138    150,000    150,000    150,000      3,615      4,255      4,982      2,644      3,245      3,929
5      10,433    150,000    150,000    150,000      4,746      5,722      6,872      3,815      4,732      5,813
6      12,842    150,000    150,000    150,000      5,833      7,230      8,939      4,945      6,258      7,864
7      15,372    150,000    150,000    150,000      6,891      8,795     11,215      6,047      7,837     10,245
8      18,029    150,000    150,000    150,000      7,915     10,416     13,720      7,118      9,554     12,858
9      20,819    150,000    150,000    150,000      8,898     12,089     16,475      8,148     11,334     15,720
10     23,748    150,000    150,000    150,000      9,823     13,798     19,487      9,176     13,151     18,840
15     40,741    150,000    150,000    150,000     13,649     23,062     39,757     13,649     23,062     39,757
20     62,430    150,000    150,000    150,000     15,702     33,370     72,960     15,702     33,370     72,960

These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

** Current cost of insurance charges, mortality and expense risk charge, monthly administrative charge and administrative expense charge.

                                    IN-VEST
           FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY
                           LEVEL DEATH BENEFIT OPTION
                     ILLUSTRATED WITH GUARANTEED CHARGES**

Female, Issue Age 45                                         Face Amount $150,000
Non-Smoker                                                   Annual Premium $1,798.13

       TOTAL
      PREMIUMS          DEATH BENEFIT                CASH VALUE           CASH SURRENDER VALUE
      WITH 5%    ---------------------------   -----------------------   -----------------------
YEAR  INTEREST     0%        6%        12%      0%       6%      12%      0%       6%      12%
------------------------------------------------------------------------------------------------
1       1,888    150,000   150,000   150,000     712      783      854       0        0        0
2       3,870    150,000   150,000   150,000   1,379    1,566    1,763     327      503      688
3       5,952    150,000   150,000   150,000   2,000    2,348    2,730   1,019    1,346    1,705
4       8,138    150,000   150,000   150,000   3,001    3,568    4,214   2,066    2,599    3,207
5      10,433    150,000   150,000   150,000   3,945    4,801    5,814   3,062    3,866    4,819
6      12,842    150,000   150,000   150,000   4,830    6,045    7,537   4,002    5,144    6,546
7      15,372    150,000   150,000   150,000   5,654    7,297    9,396   4,884    6,429    8,426
8      18,029    150,000   150,000   150,000   6,409    8,551   11,399   5,702    7,715   10,537
9      20,819    150,000   150,000   150,000   7,092    9,803   13,558   6,450    9,048   12,803
10     23,748    150,000   150,000   150,000   7,703   11,053   15,892   7,133   10,406   15,245
15     40,741    150,000   150,000   150,000   9,706   17,297   31,041   9,706   17,297   31,041
20     62,430    150,000   150,000   150,000   9,278   22,903   54,651   9,278   22,903   54,651

These hypothetical rates of return are illustrative only and should not be considered a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors. The Account Values and Cash Surrender Values will be different from those shown if the actual rates of return averaged 0%, 6% or 12% over a period of years but fluctuated above or below the average for individual contract years. No representation can be made that these rates of return can be achieved for any one year or sustained over a period of time.

** Guaranteed cost of insurance charges, mortality and expense risk charge, monthly administrative charge and administrative expense charge.

                                   APPENDIX A
                            ANNUAL MINIMUM PREMIUMS
                        (Per Thousand of Stated Amount)

AGE    MALE    FEMALE
---    ----    ------
 0      2.80     2.42
 1      2.69     2.47
 2      2.59     2.48
 3      2.58     2.47
 4      2.58     2.47
 5      2.58     2.47
 6      2.58     2.47
 7      2.60     2.49
 8      2.62     2.52
 9      2.66     2.56
10      2.72     2.62
11      2.80     2.68
12      2.89     2.76
13      3.01     2.84
14      3.13     2.94
15      3.25     3.04
16      3.38     3.16
17      3.51     3.28
18      3.62     3.40
19      3.72     3.47
20      3.81     3.53
21      3.90     3.60
22      3.98     3.67
23      4.05     3.73
24      4.08     3.71
25      4.13     3.76
26      4.30     3.93
27      4.45     4.09
28      4.61     4.26
29      4.76     4.41
30      4.92     4.60
31      5.12     4.80
32      5.32     5.02
33      5.52     5.22
34      5.74     5.46
35      5.98     5.71
36      6.33     6.01
37      6.66     6.31
38      7.01     6.64
39      7.34     6.97
40      7.69     7.34
41      8.17     7.75
42      8.66     8.18
43      9.14     8.62
44      9.63     9.11
45     10.11     9.59
46     10.79    10.13
47     11.47    10.70

AGE    MALE    FEMALE
---    ----    ------
48     12.15    11.29
49     12.83    11.89
50     13.51    12.51
51     14.42    13.18
52     15.34    13.86
53     16.24    14.53
54     17.16    15.29
55     18.07    16.10
56     19.43    17.11
57     20.79    18.20
58     22.16    19.35
59     23.52    20.51
60     24.88    21.68
61     27.11    22.98
62     29.34    24.27
63     31.57    25.59
64     33.80    27.01
65     36.03    28.57
66     38.86    30.12
67     41.70    31.63
68     44.52    33.29
69     47.36    35.39
70     49.76    37.75
71     54.39    40.67
72     59.04    44.16
73     63.71    48.15
74     68.41    52.54
75     72.60    57.27
76     80.21    62.20
77     87.34    67.37
78     94.52    73.00
79    101.76    79.30
80    109.06    86.49
81    120.34    94.56
82    131.76   103.39
83    143.32   112.96
84    155.03   123.28
85    166.88   138.49
86    170.39   149.27
87    177.17   159.84
88    191.28   171.55
89    208.18   185.73
90    241.15   203.75
91    254.21   225.63
92    282.60   250.53
93    314.35   278.47
94    349.51   309.50

APPENDIX A -- ANNUAL MINIMUM PREMIUMS

                                   APPENDIX B
                 PER THOUSAND OF STATED AMOUNT SURRENDER CHARGE
                                  (First Year)

                     STATED AMOUNT
        ---------------------------------------
ISSUE     $75,000       $500,000     $1,000,000
 AGE    TO $499,999    TO $999,999   AND ABOVE
-----   -----------    -----------   ----------
  0         2.04           1.84         1.63
  1         2.04           1.84         1.63
  2         2.04           1.84         1.63
  3         2.04           1.84         1.63
  4         2.04           1.84         1.63
  5         2.19           1.97         1.75
  6         2.19           1.97         1.75
  7         2.21           1.99         1.77
  8         2.23           2.01         1.78
  9         2.26           2.03         1.81
 10         2.39           2.15         1.91
 11         2.46           2.21         1.97
 12         2.54           2.29         2.03
 13         2.65           2.39         2.12
 14         2.75           2.48         2.20
 15         2.76           2.48         2.21
 16         2.77           2.49         2.22
 17         2.79           2.51         2.23
 18         2.82           2.54         2.26
 19         2.90           2.61         2.32
 20         2.86           2.57         2.29
 21         2.93           2.64         2.34
 22         2.99           2.69         2.39
 23         3.04           2.74         2.43
 24         3.06           2.75         2.45
 25         3.08           2.77         2.46
 26         3.14           2.83         2.51
 27         3.25           2.93         2.60
 28         3.37           3.03         2.70
 29         3.47           3.12         2.78
 30         3.49           3.14         2.79
 31         3.64           3.28         2.91
 32         3.78           3.40         3.02

                     STATED AMOUNT
        ---------------------------------------
ISSUE     $75,000       $500,000     $1,000,000
 AGE    TO $499,999    TO $999,999   AND ABOVE
-----   -----------    -----------   ----------
 33         3.92           3.53         3.14
 34         4.08           3.67         3.26
 35         4.19           3.77         3.35
 36         4.43           3.99         3.54
 37         4.66           4.19         3.73
 38         4.91           4.42         3.93
 39         5.14           4.63         4.11
 40         5.69           5.12         4.55
 41         6.05           5.45         4.84
 42         6.41           5.77         5.13
 43         6.76           6.08         5.41
 44         7.13           6.42         5.70
 45         7.18           6.46         5.74
 46         7.66           6.89         6.13
 47         8.14           7.33         6.51
 48         8.63           7.77         6.90
 49         9.11           8.20         7.29
 50        10.00           9.00         8.00
 51        10.67           9.60         8.54
 52        11.35          10.22         9.06
 53        12.02          10.82         9.62
 54        12.70          11.43        10.16
 55        13.01          11.71        10.41
 56        13.99          12.69        11.19
 57        14.97          13.47        11.98
 58        15.96          14.36        12.77
 59        16.93          15.24        13.54
 60        17.91          16.12        14.33
 61        19.52          17.57        15.82
 62        21.12          19.01        16.90
 63        22.73          20.46        18.18
 64        24.34          21.91        19.47
 65+       25.40          22.85        20.32

APPENDIX B -- PER THOUSAND OF STATED AMOUNT SURRENDER CHARGE

                                   APPENDIX C
                         MONTHLY ADMINISTRATIVE CHARGE
                        (PER THOUSAND OF STATED AMOUNT)
             APPLICABLE FOR THREE YEARS FOLLOWING ISSUE OR INCREASE

                 STATED AMOUNT
        --------------------------------
        $75,000    $500,000   $1,000,000
ISSUE      TO         TO         AND
 AGE    $499,999   $999,999     ABOVE
-----   --------   --------   ----------
  0       0.16       0.08        0.00
  1       0.16       0.08        0.00
  2       0.16       0.08        0.00
  3       0.16       0.08        0.00
  4       0.16       0.08        0.00
  5       0.16       0.08        0.00
  6       0.16       0.08        0.00
  7       0.16       0.08        0.00
  8       0.16       0.08        0.00
  9       0.16       0.08        0.00
 10       0.16       0.08        0.00
 11       0.16       0.08        0.00
 12       0.16       0.08        0.00
 13       0.16       0.08        0.00
 14       0.16       0.08        0.00
 15       0.16       0.08        0.00
 16       0.16       0.08        0.00
 17       0.16       0.08        0.00
 18       0.16       0.08        0.00
 19       0.16       0.08        0.00
 20       0.16       0.08        0.00
 21       0.16       0.08        0.00
 22       0.16       0.08        0.00
 23       0.16       0.08        0.00
 24       0.16       0.08        0.00
 25       0.16       0.08        0.00
 26       0.16       0.09        0.00
 27       0.17       0.09        0.00
 28       0.17       0.09        0.00
 29       0.18       0.09        0.00
 30       0.18       0.09        0.00
 31       0.18       0.09        0.00
 32       0.18       0.09        0.00

                 STATED AMOUNT
        --------------------------------
        $75,000    $500,000   $1,000,000
ISSUE      TO         TO         AND
 AGE    $499,999   $999,999     ABOVE
-----   --------   --------   ----------
 33       0.19       0.09        0.00
 34       0.19       0.09        0.00
 35       0.19       0.09        0.00
 36       0.20       0.09        0.00
 37       0.21       0.10        0.00
 38       0.22       0.10        0.00
 39       0.23       0.10        0.00
 40       0.23       0.10        0.00
 41       0.24       0.10        0.00
 42       0.24       0.10        0.00
 43       0.24       0.10        0.00
 44       0.24       0.10        0.00
 45       0.24       0.10        0.00
 46       0.25       0.11        0.00
 47       0.26       0.11        0.00
 48       0.27       0.11        0.00
 49       0.28       0.11        0.00
 50       0.29       0.15        0.00
 51       0.30       0.15        0.00
 52       0.32       0.15        0.00
 53       0.33       0.15        0.00
 54       0.34       0.15        0.00
 55       0.35       0.15        0.00
 56       0.35       0.15        0.00
 57       0.35       0.15        0.00
 58       0.36       0.15        0.00
 59       0.36       0.15        0.00
 60       0.36       0.15        0.00
 61       0.38       0.15        0.00
 62       0.38       0.15        0.00
 63       0.38       0.15        0.00
 64       0.39       0.15        0.00
65+       0.39       0.15        0.00

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 1998





                       STATEMENT OF ASSETS AND LIABILITIES
                                    DECEMBER 31, 1998



ASSETS:
Investments in eligible funds at market value:
American Odyssey Funds, Inc, 32,132 shares (cost $465,733)                              $ 474,479
Capital Appreciation Fund, 175,485 shares (cost $8,146,283)                            12,764,814
Dreyfus Stock Index Fund, 189,204 shares (cost $4,970,776)                              6,152,928
Fidelity's Variable Insurance Products Fund, 1,006,012 shares (cost $21,774,158)       26,352,825
Fidelity's Variable Insurance Products Fund II, 303,586 shares (cost $4,775,665)        5,513,114
Greenwich Street Series Fund, 59,798 shares (cost $979,615)                             1,049,447
High Yield Bond Trust, 21,748 shares (cost $202,284)                                      214,220
Managed Assets Trust, 131,393 shares (cost $2,168,075)                                  2,626,536
Money Market Portfolio, 2,934,461 shares (cost $2,934,461)                              2,934,461
Templeton Variable Products Series Fund, 651,109 shares (cost $13,358,259)             13,393,279
The Travelers Series Trust, 509,501 shares (cost $5,701,816)                            5,867,480
Travelers Series Fund Inc, 526,822 shares (cost $8,529,771)                            10,158,229
                                                                                      -----------

Total Investments (cost $74,006,896)                                                                          $ 87,501,812

Receivables:
Dividends                                                                                                          395,856
Premium payments and transfers from other Travelers accounts                                                        94,601
Other assets                                                                                                           842
                                                                                                              ------------

Total Assets                                                                                                    87,993,111
                                                                                                              ------------


LIABILITIES:
Payables:
Contract surrenders and transfers to other Travelers accounts                                                       12,953
Insurance charges                                                                                                   13,506
Administrative charges                                                                                               1,036
                                                                                                              ------------

Total Liabilities                                                                                                   27,495
                                                                                                              ------------

NET ASSETS:                                                                                                   $ 87,965,616
                                                                                                              ============



                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998



INVESTMENT INCOME:
Dividends                                                                                                        $ 5,453,417

EXPENSES:
Insurance charges                                                                          $   530,563
Administrative charges                                                                          38,285
                                                                                           -----------

Total expenses                                                                                                       568,848
                                                                                                                 -----------

Net investment income                                                                                              4,884,569
                                                                                                                 -----------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
Proceeds from investments sold                                                              20,652,837
Cost of investments sold                                                                    18,056,633
                                                                                           -----------

Net realized gain (loss)                                                                                           2,596,204

Change in unrealized gain (loss) on investments:
Unrealized gain at December 31, 1997                                                         8,096,664
Unrealized gain at December 31, 1998                                                        13,494,916
                                                                                           -----------

Net change in unrealized gain (loss) for the year                                                                  5,398,252
                                                                                                                 -----------

Net realized gain (loss) and change in unrealized gain (loss)                                                      7,994,456
                                                                                                                 -----------

Net increase in net assets resulting from operations                                                            $ 12,879,025
                                                                                                                ============




                        See Notes to Financial Statements

                              THE TRAVELERS FUND UL
                           FOR VARIABLE LIFE INSURANCE

                       STATEMENT OF CHANGES IN NET ASSETS
                 FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997






                                                                         1998                 1997
                                                                     ------------         ------------

OPERATIONS:
Net investment income                                                $  4,884,569         $  2,447,570
Net realized gain (loss) from investment transactions                   2,596,204            1,450,336
Net change in unrealized gain (loss) on investments                     5,398,252            4,607,783
                                                                     ------------         ------------

Net increase in net assets resulting from operations                   12,879,025            8,505,689
                                                                     ------------         ------------

UNIT TRANSACTIONS:
Participant premium payments
(applicable to 12,749,964 and 12,005,909 units, respectively)          22,622,231           19,096,022
Participant transfers from other Travelers accounts
(applicable to 8,850,476 and 8,679,346 units, respectively)            16,644,515           13,453,685
Contract surrenders
(applicable to 5,653,725 and 3,304,273 units, respectively)           (10,097,307)          (5,554,224)
Participant transfers to other Travelers accounts
(applicable to 10,422,931 and 9,048,261 units, respectively)          (17,682,682)         (13,733,134)
Other payments to participants
(applicable to 220,614 and 23,301 units, respectively)                   (458,339)             (33,914)
                                                                     ------------         ------------

Net increase in net assets resulting from unit transactions            11,028,418           13,228,435
                                                                     ------------         ------------

Net increase in net assets                                             23,907,443           21,734,124

NET ASSETS:
Beginning of year                                                      64,058,173           42,324,049
                                                                     ------------         ------------

End of year                                                          $ 87,965,616         $ 64,058,173
                                                                     ============         ============



                        See Notes to Financial Statements

                          NOTES TO FINANCIAL STATEMENTS


1.  SIGNIFICANT ACCOUNTING POLICIES

The Travelers Fund UL for Variable Life Insurance ("Fund UL") is a separate account of The Travelers Insurance Company ("The Travelers"), an indirect wholly owned subsidiary of Citigroup Inc. (formerly Travelers Group Inc.), and is available for funding certain variable life insurance contracts issued by The Travelers. Fund UL is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. The Travelers interest in the net assets of Fund UL was $2,498,370 at December 31, 1998.

Participant premium payments applied to Fund UL are invested in one or more eligible funds in accordance with the selection made by the owner. As of December 31, 1998, the eligible funds available under Fund UL were: Managed Assets Trust; High Yield Bond Trust; Capital Appreciation Fund; Money Market Portfolio (formerly Cash Income Trust); U.S. Government Securities Portfolio, Utilities Portfolio, Zero Coupon Bond Fund Portfolio Series 2000 and Zero Coupon Bond Fund Portfolio Series 2005 of The Travelers Series Trust; Alliance Growth Portfolio, Smith Barney Large Cap Value Portfolio (formerly Smith Barney Income and Growth Portfolio), Smith Barney High Income Portfolio, MFS Total Return Portfolio and AIM Capital Appreciation Portfolio of Travelers Series Fund Inc.; Total Return Portfolio of Greenwich Street Series Fund (all of which are managed by affiliates of The Travelers); Templeton Bond Fund (Class 1 shares), Templeton Stock Fund (Class 1 shares) and Templeton Asset Allocation Fund (Class 1 shares) of Templeton Variable Products Series Fund; High Income Portfolio, Growth Portfolio and Equity-Income Portfolio of Fidelity's Variable Insurance Products Fund; Asset Manager Portfolio of Fidelity's Variable Insurance Products Fund II; and Dreyfus Stock Index Fund. All of the funds are Massachusetts business trusts, except for Travelers Series Fund Inc. and Dreyfus Stock Index Fund which are incorporated under Maryland law. Not all funds may be available in all states or to all contract owners.

Effective July 12, 1995, the following funds are no longer available to new contract owners under Fund UL. These funds are: American Odyssey Core Equity Fund, American Odyssey Emerging Opportunities Fund, American Odyssey International Equity Fund, American Odyssey Long-Term Bond Fund, American Odyssey Intermediate-Term Bond Fund and American Odyssey Global High-Yield Bond Fund (formerly American Odyssey Short-Term Bond Fund) of American Odyssey Funds, Inc.

Effective December 18, 1998, Zero Coupon Bond Fund Portfolio Series 1998 of The Travelers Series Trust was fully liquidated.

The following is a summary of significant accounting policies consistently followed by Fund UL in the preparation of its financial statements.

SECURITY VALUATION. Investments are valued daily at the net asset values per share of the underlying funds.

SECURITY TRANSACTIONS. Security transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES. The operations of Fund UL form a part of the total operations of The Travelers and are not taxed separately. The Travelers is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended (the "Code"). Under existing federal income tax law, no taxes are payable on the investment income of Fund UL. Fund UL is not taxed as a "regulated investment company" under Subchapter M of the Code.

OTHER. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

2. INVESTMENTS

The aggregate costs of purchases and proceeds from sales of investments were $36,173,612 and $20,652,837, respectively, for the year ended December 31, 1998. Realized gains and losses from investment transactions are reported on an identified cost basis. The cost of investments in eligible funds was $74,006,896 at December 31, 1998. Gross unrealized appreciation for all investments at December 31, 1998 was $14,289,993. Gross unrealized depreciation for all investments at December 31, 1998 was $795,077.

3.  CONTRACT CHARGES

Insurance charges and administrative charges up to a maximum of 0.80% and 0.10%, respectively, of the average net assets of Fund UL on an annual basis, are allowed for mortality and expense risks and administrative expenses assumed by The Travelers. For Price I contracts (all InVest Contracts, MarketLife Contracts issued prior to July 12, 1995, and MarketLife Contracts issued on or after July 12, 1995 where state approval for Enhanced MarketLife had not yet been received), the insurance charges were 0.60% and the administrative charges were waived by The Travelers for the year ended December 31, 1998. For Price II contracts (all MarketLife Contracts issued on or after July 12, 1995, where state approval for Enhanced MarketLife has been received), the insurance charges are 0.80% for the first fifteen policy years, and 0.45% thereafter. The administrative charges for these contracts are 0.10% for the first fifteen policy years and 0% thereafter.

The Travelers receives contingent surrender charges on full or partial contract surrenders. Such charges are computed by applying various percentages to premiums and/or stated contract amounts (as described in the prospectus). The Travelers received $307,722 and $131,429 in satisfaction of such contingent surrender charges for the years ended December 31, 1998 and 1997, respectively.


4.  NET CONTRACT OWNERS' EQUITY



                                                                   DECEMBER 31, 1998
                                                     -----------------------------------------

                                                                           UNIT          NET
                                                         UNITS             VALUE        ASSETS
American Odyssey Funds, Inc
American Odyssey Core Equity Fund
Price I ....................................            30,336        $    2.548    $   77,290
American Odyssey Emerging Opportunities Fund
Price I ....................................           191,574             1.324       253,707
American Odyssey Intermediate-Term Bond Fund
Price I ....................................             1,415             1.257         1,779
American Odyssey International Equity Fund
Price I ....................................            79,390             1.608       127,670
American Odyssey Long-Term Bond Fund
Price I ....................................             7,329             1.480        10,850
American Odyssey Global High-Yield Bond Fund
Price I ....................................             2,703             1.155         3,122

Capital Appreciation Fund
Price I ....................................         1,211,338             4.356     5,275,992
Price II ...................................         1,735,755             4.311     7,482,917

Dreyfus Stock Index Fund
Price I ....................................           632,898             2.807     1,776,837
Price II ...................................         1,574,572             2.779     4,375,461

Fidelity's Variable Insurance Products Fund
Equity-Income Portfolio
Price I ....................................         2,281,753             2.198     5,015,439
Price II ...................................         2,185,272             2.176     4,754,349
Growth Portfolio
Price I ....................................         2,716,535             2.550     6,926,107
Price II ...................................         2,275,742             2.524     5,742,957

                                                                          DECEMBER 31, 1998
                                                                ------------------------------------------

                                                                                    UNIT               NET
                                                                 UNITS             VALUE             ASSETS
Fidelity's Variable Insurance Products Fund (continued)
High Income Portfolio
Price I ...............................................         1,023,855        $    1.441    $1,475,430
Price II ..............................................         1,707,651             1.426     2,435,697

Fidelity's Variable Insurance Products Fund II
Asset Manager Portfolio
Price I ...............................................         2,562,465             1.669     4,278,033
Price II ..............................................           747,088             1.652     1,234,519

Greenwich Street Series Fund
Total Return Portfolio
Price I ...............................................            37,785             1.563        59,075
Price II ..............................................           639,347             1.549       990,224

High Yield Bond Trust
Price I ...............................................            80,415             2.664       214,192

Managed Assets Trust
Price I ...............................................           562,180             3.248     1,825,786
Price II ..............................................           249,491             3.215       801,993

Money Market Portfolio
Price I ...............................................           217,444             1.620       352,204
Price II ..............................................         1,651,980             1.603     2,648,472

Templeton Variable Products Series Fund
Templeton Asset Allocation Fund (Class 1 shares)
Price I ...............................................         1,869,744             1.655     3,094,291
Price II ..............................................           817,109             1.638     1,338,449
Templeton Bond Fund (Class 1 shares)
Price I ...............................................           131,822             1.270       167,405
Price II ..............................................           395,071             1.257       496,603
Templeton Stock Fund (Class 1 shares)
Price I ...............................................         2,910,661             1.628     4,737,612
Price II ..............................................         2,208,000             1.611     3,557,220

The Travelers Series Trust
US Government Securities Portfolio
Price I ...............................................           178,511             1.424       254,233
Price II ..............................................         2,019,497             1.410     2,846,761
Utilities Portfolio
Price I ...............................................           104,282             1.995       208,012
Price II ..............................................            63,564             1.974       125,500

                                                                  DECEMBER 31, 1998
                                                     ------------------------------------------

                                                                           UNIT         NET
                                                       UNITS              VALUE        ASSETS
                                                       -----              -----        ------

The Travelers Series Trust (continued)
Zero Coupon Bond Fund Portfolio Series 2000
Price I ...................................          1,002,043        $    1.198    $ 1,200,936
Price II ..................................             38,914             1.187         46,188
Zero Coupon Bond Fund Portfolio Series 2005
Price I ...................................          1,045,823             1.300      1,359,448
Price II ..................................            167,840             1.287        216,072

Travelers Series Fund Inc
AIM Capital Appreciation Portfolio
Price I ...................................            159,618             1.381        220,467
Price II ..................................          1,212,084             1.369      1,659,892
Alliance Growth Portfolio
Price I ...................................            255,880             2.207        564,660
Price II ..................................          1,856,738             2.185      4,056,066
MFS Total Return Portfolio
Price I ...................................            192,769             1.654        318,924
Price II ..................................            934,652             1.638      1,530,928
Smith Barney High Income Portfolio
Price I ...................................             24,613             1.262         31,059
Price II ..................................            606,346             1.251        758,380
Smith Barney Large Cap Value Portfolio
Price I ...................................             49,624             1.747         86,680
Price II ..................................            548,941             1.730        949,728
                                                                                    -----------

Net Contract Owners' Equity ...............                                         $87,965,616
                                                                                    ===========

5. STATEMENT OF INVESTMENTS


INVESTMENT OPTIONS                                                           NO. OF            MARKET
                                                                             SHARES            VALUE
                                                                          -----------        -----------
AMERICAN ODYSSEY FUNDS, INC. (0.5%)
American Odyssey Core Equity Fund (Cost $59,251) .................              3,751        $    77,300
American Odyssey Emerging Opportunities Fund (Cost $279,592) .....             19,384            253,739
American Odyssey Intermediate-Term Bond Fund (Cost $1,683) .......                160              1,780
American Odyssey International Equity Fund (Cost $111,664) .......              7,578            127,687
American Odyssey Long-Term Bond Fund (Cost $10,270) ..............                944             10,851
American Odyssey Global High-Yield Bond Fund (Cost $3,273) .......                315              3,122
                                                                          -----------        -----------
Total (Cost $465,733) ............................................             32,132            474,479
                                                                          -----------        -----------

CAPITAL APPRECIATION FUND (14.6%)
Total (Cost $8,146,283) ..........................................            175,485         12,764,814
                                                                          -----------        -----------

DREYFUS STOCK INDEX FUND (7.0%)
Total (Cost $4,970,776) ..........................................            189,204          6,152,928
                                                                          -----------        -----------

FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND (30.1%)
Equity-Income Portfolio (Cost $8,246,416) ........................            384,371          9,770,712
Growth Portfolio (Cost $9,391,962) ...............................            282,381         12,670,447
High Income Portfolio (Cost $4,135,780) ..........................            339,260          3,911,666
                                                                          -----------        -----------
Total (Cost $21,774,158) .........................................          1,006,012         26,352,825
                                                                          -----------        -----------

FIDELITY'S VARIABLE INSURANCE PRODUCTS FUND II (6.3%)
Asset Manager Portfolio
Total (Cost $4,775,665) ..........................................            303,586          5,513,114
                                                                          -----------        -----------

GREENWICH STREET SERIES FUND (1.2%)
Total Return Portfolio
Total (Cost $979,615) ............................................             59,798          1,049,447
                                                                          -----------        -----------

HIGH YIELD BOND TRUST (0.3%)
Total (Cost $202,284) ............................................             21,748            214,220
                                                                          -----------        -----------

MANAGED ASSETS TRUST (3.0%)
Total (Cost $2,168,075) ..........................................            131,393          2,626,536
                                                                          -----------        -----------

MONEY MARKET PORTFOLIO (3.4%)
Total (Cost $2,934,461) ..........................................          2,934,461          2,934,461
                                                                          -----------        -----------

TEMPLETON VARIABLE PRODUCTS SERIES FUND (15.3%)
Templeton Asset Allocation Fund (Class 1 shares) (Cost $3,957,991)            197,370          4,432,920
Templeton Bond Fund (Class 1 shares) (Cost $651,336) .............             59,993            664,127
Templeton Stock Fund (Class 1 shares) (Cost $8,748,932) ..........            393,746          8,296,232
                                                                          -----------        -----------
Total (Cost $13,358,259) .........................................            651,109         13,393,279
                                                                          -----------        -----------

                                                                       NO. OF             MARKET
                                                                       SHARES             VALUE
                                                                     -----------        -----------
THE TRAVELERS SERIES TRUST (6.7%)
U.S. Government Securities Portfolio (Cost $2,907,479)                   241,714        $ 2,852,226
Utilities Portfolio (Cost $278,167)                                       19,416            333,563
Zero Coupon Bond Fund Portfolio Series 2000 (Cost $1,152,876)            114,967          1,179,564
Zero Coupon Bond Fund Portfolio Series 2005 (Cost $1,363,294)            133,404          1,502,127
                                                                     -----------        -----------
Total (Cost $5,701,816)                                                  509,501          5,867,480
                                                                     -----------        -----------

TRAVELERS SERIES FUND INC. (11.6%)
AIM Capital Appreciation Portfolio (Cost $1,587,697)                     129,868          1,880,488
Alliance Growth Portfolio (Cost $3,496,011)                              175,649          4,621,322
MFS Total Return Portfolio (Cost $1,699,380)                             108,634          1,850,044
Smith Barney High Income Portfolio (Cost $826,312)                        62,346            789,305
Smith Barney Large Cap Value Portfolio (Cost $920,371)                    50,325          1,017,070
                                                                     -----------        -----------
Total (Cost $8,529,771)                                                  526,822         10,158,229
                                                                     -----------        -----------

TOTAL INVESTMENT OPTIONS (100%)
(Cost $74,006,896)                                                                      $87,501,812
                                                                                        ===========

6. SCHEDULE OF FUND UL OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997



                                                     AMERICAN ODYSSEY CORE  AMERICAN ODYSSEY EMERGING  AMERICAN ODYSSEY INTERMEDIATE
                                                          EQUITY FUND          OPPORTUNITIES FUND        -TERM BOND FUND
                                                     ---------------------   ---------------------   ---------------------
                                                       1998        1997       1998         1997        1998        1997
                                                     ---------   ---------   ---------   ---------   ---------   ---------
INVESTMENT INCOME:
Dividends .........................................  $   8,470   $   1,487   $      --   $      --   $       8   $      80
                                                     ---------   ---------   ---------   ---------   ---------   ---------

EXPENSES:
Insurance charges .................................        448         387       1,554       1,630           9           7
Administrative charges ............................         --          --          --          --          --          --
                                                     ---------   ---------   ---------   ---------   ---------   ---------
Net investment income (loss) ......................      8,022       1,100      (1,554)     (1,630)         (1)         73
                                                     ---------   ---------   ---------   ---------   ---------   ---------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
Proceeds from investments sold ....................      9,623      17,936      57,345      46,981          65         157
Cost of investments sold ..........................      5,694      12,382      64,399      46,233          63         153
                                                     ---------   ---------   ---------   ---------   ---------   ---------

Net realized gain (loss) ..........................      3,929       5,554      (7,054)        748           2           4
                                                     ---------   ---------   ---------   ---------   ---------   ---------

Change in unrealized gain (loss) on investments:
Unrealized gain (loss) beginning of year ..........     19,500       8,895     (12,045)    (32,337)        (22)        (23)
Unrealized gain (loss) end of year ................     18,049      19,500     (25,853)    (12,045)         97         (22)
                                                     ---------   ---------   ---------   ---------   ---------   ---------

Net change in unrealized gain (loss) for the year .     (1,451)     10,605     (13,808)     20,292         119           1
                                                     ---------   ---------   ---------   ---------   ---------   ---------

Net increase (decrease) in net assets
resulting from operations .........................     10,500      17,259     (22,416)     19,410         120          78
                                                     ---------   ---------   ---------   ---------   ---------   ---------




Unit Transactions:
Participant premium payments ......................     10,400      10,015      49,542      59,971         404         570
Participant transfers from other Travelers accounts         61       1,899       4,306       8,296          16          32
Contract surrenders ...............................     (4,443)     (4,755)    (22,358)    (25,273)        (86)        (97)
Participant transfers to other Travelers accounts .     (5,618)    (15,920)    (43,052)    (37,520)        (10)       (157)
Other payments to participants ....................         --          --          --          --          --          --
                                                     ---------   ---------   ---------   ---------   ---------   ---------

Net increase (decrease) in net assets
resulting from unit transactions ..................        400      (8,761)    (11,562)      5,474         324         348
                                                     ---------   ---------   ---------   ---------   ---------   ---------

Net increase (decrease) in net assets .............     10,900       8,498     (33,978)     24,884         444         426




NET ASSETS:
Beginning of year .................................     66,390      57,892       287,685     262,801       1,335         909
                                                     ---------   ---------     ---------   ---------   ---------   ---------

End of year .......................................  $  77,290   $  66,390     $ 253,707   $ 287,685   $   1,779   $   1,335
                                                     =========   =========     =========   =========   =========   =========

AMERICAN ODYSSEY INTERNATIONAL      AMERICAN ODYSSEY LONG-TERM     AMERICAN ODYSSEY GLOBAL HIGH-
        EQUITY FUND                         BOND FUND                    YIELD BOND FUND                CAPITAL APPRECIATION FUND
-----------------------------     -----------------------------     -----------------------------     -----------------------------
   1998               1997            1998             1997             1998             1997             1998             1997
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------

$      7,253     $      2,623     $        188     $      4,752     $          1     $        170     $    225,348     $         36
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------


         738              661               96              400               20               19           56,699           30,965
          --               --               --               --               --               --            4,562            2,084
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------
       6,515            1,962               92            4,352              (19)             151          164,087          (33,013)
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------




      28,558           20,677           77,573            4,416               96              470          672,903          839,367
      21,351           16,342           75,868            4,534              102              475          405,494          553,249
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------

       7,207            4,335            1,705             (118)              (6)              (5)         267,409          286,118
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------


      12,462           14,319            1,244           (2,217)             (31)             (63)         930,111          276,095
      16,023           12,462              581            1,244             (151)             (31)       4,618,531          930,111
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------

       3,561           (1,857)            (663)           3,461             (120)              32        3,688,420          654,016
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------


      17,283            4,440            1,134            7,695             (145)             178        4,119,916          907,121
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------





      21,538           27,193            1,382           28,271               94              658        1,722,876        1,371,774
       4,669            7,563               --               --               --               --        2,709,937        1,068,760
     (23,931)         (12,213)            (811)          (4,730)            (152)            (533)        (792,310)        (577,590)
      (8,587)         (13,029)         (77,176)              --               --               --         (417,132)        (560,317)
          --               --               --               --               --               --         (160,978)            (651)
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------


      (6,311)           9,514          (76,605)          23,541              (58)             125        3,062,393        1,301,976
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------

      10,972           13,954          (75,471)          31,236             (203)             303        7,182,309        2,209,097





     116,698          102,744           86,321           55,085            3,325            3,022        5,576,600        3,367,503
------------     ------------     ------------     ------------     ------------     ------------     ------------     ------------

$    127,670     $    116,698     $     10,850     $     86,321     $      3,122     $      3,325     $ 12,758,909     $  5,576,600
============     ============     ============     ============     ============     ============     ============     ============

6. SCHEDULE OF FUND UL OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997 (CONTINUED)



                                                      DREYFUS STOCK INDEX FUND   EQUITY-INCOME PORTFOLIO      GROWTH PORTFOLIO
                                                     ------------------------  -------------------------  -------------------------
                                                       1998          1997         1998          1997          1998         1997
                                                     -----------  -----------  -----------  ------------  ------------  -----------
INVESTMENT INCOME:
Dividends .........................................  $    80,837  $   131,569  $   519,007  $    551,315  $  1,383,745  $   234,290
                                                     -----------  -----------  -----------  ------------  ------------  -----------

EXPENSES:
Insurance charges .................................       37,009       17,644       61,249        45,297        74,825       53,174
Administrative charges ............................        3,583        1,557        4,053         2,746         4,553        3,145
                                                     -----------  -----------  -----------  ------------  ------------  -----------
Net investment income (loss) ......................       40,245      112,368      453,705       503,272     1,304,367      177,971
                                                     -----------  -----------  -----------  ------------  ------------  -----------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
Proceeds from investments sold ....................    1,348,144      480,285    1,027,285     1,066,364     2,882,351      775,032
Cost of investments sold ..........................      890,692      385,669      773,339       796,012     2,088,775      510,153
                                                     -----------  -----------  -----------  ------------  ------------  -----------

Net realized gain (loss) ..........................      457,452       94,616      253,946       270,352       793,576      264,879
                                                     -----------  -----------  -----------  ------------  ------------  -----------

Change in unrealized gain (loss) on investments:
Unrealized gain (loss) beginning of year ..........      523,266      103,469    1,324,425       555,918     1,692,557      642,147
Unrealized gain (loss) end of year ................    1,182,152      523,266    1,524,296     1,324,425     3,278,485    1,692,557
                                                     -----------  -----------  -----------  ------------  ------------  -----------

Net change in unrealized gain (loss) for the year .      658,886      419,797      199,871       768,507     1,585,928    1,050,410
                                                     -----------  -----------  -----------  ------------  ------------  -----------

Net increase (decrease) in net assets
resulting from operations .........................    1,156,583      626,781      907,522     1,542,131     3,683,871    1,493,260
                                                     -----------  -----------  -----------  ------------  ------------  -----------


Unit Transactions:
Participant premium payments ......................    1,357,520      815,909    1,821,387     1,553,084     2,688,152    2,092,960
Participant transfers from other Travelers accounts    2,205,447      947,641      782,438     1,216,927       577,474    1,286,782
Contract surrenders ...............................     (758,259)    (282,791)  (1,111,405)     (715,570)   (1,397,298)    (898,220)
Participant transfers to other Travelers accounts .   (1,144,166)    (335,492)    (466,177)     (767,826)   (2,484,960)    (494,401)
Other payments to participants ....................           --           --     (125,412)       (8,322)      (59,946)      (5,729)
                                                     -----------  -----------  -----------  ------------  ------------  -----------

Net increase (decrease) in net assets
resulting from unit transactions ..................    1,660,542    1,145,267      900,831     1,278,293      (676,578)   1,981,392
                                                     -----------  -----------  -----------  ------------  ------------  -----------

Net increase (decrease) in net assets .............    2,817,125    1,772,048    1,808,353     2,820,424     3,007,293    3,474,652


NET ASSETS:
Beginning of year .................................    3,335,173    1,563,125    7,961,435     5,141,011     9,661,771    6,187,119
                                                     -----------  -----------  -----------  ------------  ------------  -----------

End of year .......................................  $ 6,152,298  $ 3,335,173  $ 9,769,788  $  7,961,435  $ 12,669,064  $ 9,661,771
                                                     ===========  ===========  ===========  ============  ============  ===========

    HIGH INCOME PORTFOLIO           ASSET MANAGER PORTFOLIO           TOTAL RETURN PORTFOLIO                HIGH YIELD BOND TRUST
----------------------------      ----------------------------      ----------------------------      ----------------------------
   1998              1997            1998             1997             1998             1997              1998             1997
-----------      -----------      -----------      -----------      -----------      -----------      -----------      -----------

$   403,352      $   195,704      $   555,132      $   414,291      $    46,880      $    30,928      $    15,178      $       151
-----------      -----------      -----------      -----------      -----------      -----------      -----------      -----------


     27,571           20,332           31,590           24,513            7,284            4,608            1,309            1,465
      2,305            1,556              953              501              863              544               --               --
-----------      -----------      -----------      -----------      -----------      -----------      -----------      -----------
    373,476          173,816          522,589          389,277           38,733           25,776           13,869           (1,314)
-----------      -----------      -----------      -----------      -----------      -----------      -----------      -----------




  2,208,102          906,455          673,448          332,402           84,997           40,508          118,763          234,846
  2,203,983          892,824          558,510          276,655           67,822           33,582          106,699          225,775
-----------      -----------      -----------      -----------      -----------      -----------      -----------      -----------

      4,119           13,631          114,938           55,747           17,175            6,926           12,064            9,071
-----------      -----------      -----------      -----------      -----------      -----------      -----------      -----------


    370,469          109,472          714,532          454,097           87,967           32,702           25,465           (2,411)
   (224,114)         370,469          737,449          714,532           69,832           87,967           11,936           25,465
-----------      -----------      -----------      -----------      -----------      -----------      -----------      -----------

   (594,583)         260,997           22,917          260,435          (18,135)          55,265          (13,529)          27,876
-----------      -----------      -----------      -----------      -----------      -----------      -----------      -----------


   (216,988)         448,444          660,444          705,459           37,773           87,967           12,404           35,633
-----------      -----------      -----------      -----------      -----------      -----------      -----------      -----------





    856,339          686,634          867,895          792,294          181,561          141,056           26,399           34,411
  2,321,318          933,013          394,346          128,939          176,508          212,209           57,870           93,271
   (391,089)        (260,544)        (372,107)        (414,673)        (106,689)         (40,498)         (47,347)        (143,838)
 (2,081,017)        (718,621)        (423,123)        (153,222)         (17,224)         (10,203)         (77,740)         (98,507)
         --           (5,003)            (841)             (69)              --               --               --               --
-----------      -----------      -----------      -----------      -----------      -----------      -----------      -----------


    705,551          635,479          466,170          353,269          234,156          302,564          (40,818)        (114,663)
-----------      -----------      -----------      -----------      -----------      -----------      -----------      -----------

    488,563        1,083,923        1,126,614        1,058,728          271,929          390,531          (28,414)         (79,030)





  3,422,564        2,338,641        4,385,938        3,327,210          777,370          386,839          242,606          321,636
-----------      -----------      -----------      -----------      -----------      -----------      -----------      -----------

$ 3,911,127      $ 3,422,564      $ 5,512,552      $ 4,385,938      $ 1,049,299      $   777,370      $   214,192      $   242,606
===========      ===========      ===========      ===========      ===========      ===========      ===========      ===========

6. SCHEDULE OF FUND UL OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997 (CONTINUED)


                                                                                                          TEMPLETON ASSET ALLOCATION
                                                         MANAGED ASSETS TRUST     MONEY MARKET PORTFOLIO     FUND (CLASS 1 SHARES)
                                                     -------------------------   ------------------------  ------------------------
                                                        1998           1997          1998         1997         1998          1997
                                                     -----------   -----------   -----------  -----------  -----------  -----------
INVESTMENT INCOME:
Dividends .........................................  $   149,710   $    56,368   $   154,385  $   148,941  $   240,092  $   257,405
                                                     -----------   -----------   -----------  -----------  -----------  -----------

Expenses:
Insurance charges .................................       14,505        11,874        24,039       23,201       28,173       23,292
Administrative charges ............................          527           339         2,618        2,570        1,263          868
                                                     -----------   -----------   -----------  -----------  -----------  -----------
Net investment income (loss) ......................      134,678        44,155       127,728      123,170      210,656      233,245
                                                     -----------   -----------   -----------  -----------  -----------  -----------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
Gain (Loss) on Investments:
Realized gain (loss) from investment transactions:
Proceeds from investments sold ....................      532,152       374,254     6,111,697    7,080,626      460,332      299,373
Cost of investments sold ..........................      429,702       292,317     6,111,697    7,080,626      337,833      211,031
                                                     -----------   -----------   -----------  -----------  -----------  -----------

Net realized gain (loss) ..........................      102,450        81,937            --           --      122,499       88,342
                                                     -----------   -----------   -----------  -----------  -----------  -----------

Change in unrealized gain (loss) on investments:
Unrealized gain (loss) beginning of year ..........      264,796        49,154            --           --      587,676      469,194
Unrealized gain (loss) end of year ................      458,461       264,796            --           --      474,929      587,676
                                                     -----------   -----------   -----------  -----------  -----------  -----------

Net change in unrealized gain (loss) for the year .      193,665       215,642            --           --     (112,747)     118,482
                                                     -----------   -----------   -----------  -----------  -----------  -----------

Net increase (decrease) in net assets
resulting from operations .........................      430,793       341,734       127,728      123,170      220,408      440,069
                                                     -----------   -----------   -----------  -----------  -----------  -----------




Unit Transactions:
Participant premium payments ......................      491,683       427,367     6,741,925    6,413,938      727,391      735,199
Participant transfers from other Travelers accounts      330,398       132,340     1,519,284    3,079,011      244,926      400,002
Contract surrenders ...............................     (510,867)     (269,781)   (1,028,727)    (365,525     (430,422)    (356,661)
Participant transfers to other Travelers accounts .     (140,305)     (253,757)   (7,713,789)  (8,668,083     (308,864)    (100,309)
Other payments to participants ....................           --            --            --           --         (869)          --
                                                     -----------   -----------   -----------  -----------  -----------  -----------

Net increase (decrease) in net assets
resulting from unit transactions ..................      170,909        36,169      (481,307)     459,341      232,162      678,231
                                                     -----------   -----------   -----------  -----------  -----------  -----------

Net increase (decrease) in net assets .............      601,702       377,903      (353,579)     582,511      452,570    1,118,300




NET ASSETS:
Beginning of year .................................    2,026,077     1,648,174     3,354,255    2,771,744    3,980,170    2,861,870
                                                     -----------   -----------   -----------  -----------  -----------  -----------

End of year .......................................  $ 2,627,779   $ 2,026,077   $ 3,000,676  $ 3,354,255  $ 4,432,740  $ 3,980,170
                                                     ===========   ===========   ===========  ===========  ===========  ===========

      TEMPLETON BOND FUND          TEMPLETON STOCK FUND           U.S. GOVERNMENT SECURITIES
        (CLASS 1 SHARES)             (CLASS 1 SHARES)                   PORTFOLIO                  UTILITIES PORTFOLIO
---------------------------     ---------------------------     ---------------------------     ---------------------------
   1998             1997            1998           1997            1998            1997            1998            1997
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------

$    32,614     $    22,190     $   813,730     $   513,518     $   250,408     $    71,639     $    12,250     $       234
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------

      4,333           2,586          59,343          42,347          14,906           7,196           1,659             947
        421             201           3,758           2,080           1,708             781              87              44
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
     27,860          19,403         750,629         469,091         233,794          63,662          10,504            (757)
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------



     83,313          43,392       1,561,814         795,451         311,524         579,692          34,296          33,131
     81,836          43,183       1,456,190         588,414         281,520         605,967          27,593          31,964
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------

      1,477             209         105,624         207,037          30,004         (26,275)          6,703           1,167
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------


      6,720          18,576         539,409         696,253          46,013         (33,195)         30,111          (3,421)
     12,791           6,720        (452,700)        539,409         (55,253)         46,013          55,396          30,111
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------

      6,071         (11,856)       (992,109)       (156,844)       (101,266)         79,208          25,285          33,532
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------


     35,408           7,756        (135,856)        519,284         162,532         116,595          42,492          33,942
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------




    165,218         121,519       2,075,969       1,839,867         488,039         555,591          59,758          47,754
     79,798         123,156       1,558,785       1,088,920       1,294,349         723,123          98,449           1,654
    (66,688)        (41,897)       (722,676)       (668,841)       (145,232)        (92,796)        (31,913)        (28,432)
    (38,486)         (8,468)     (1,548,621)       (563,883)       (224,377)       (503,445)        (13,516)        (10,100)
         --          (4,899)        (55,834)             --              --              --              --              --
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------


    139,842         189,411       1,307,623       1,696,063       1,412,779         682,473         112,778          10,876
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------

    175,250         197,167       1,171,767       2,215,347       1,575,311         799,068         155,270          44,818




    488,758         291,591       7,123,065       4,907,718       1,525,683         726,615         178,242         133,424
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------

$   664,008     $   488,758     $ 8,294,832     $ 7,123,065     $ 3,100,994     $ 1,525,683     $   333,512     $   178,242
===========     ===========     ===========     ===========     ===========     ===========     ===========     ===========

6. SCHEDULE OF FUND UL OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997 (CONTINUED)



                                                       ZERO COUPON BOND FUND      ZERO COUPON BOND FUND      ZERO COUPON BOND FUND
                                                       PORTFOLIO SERIES 1998      PORTFOLIO SERIES 2000      PORTFOLIO SERIES 2005
                                                     ------------------------    ------------------------  ------------------------
                                                         1998        1997           1998        1997          1998         1997
                                                     -----------  -----------    -----------  -----------  -----------  -----------
INVESTMENT INCOME:
Dividends .........................................  $    63,083  $    60,738    $    68,351  $    63,813  $    74,703  $    71,682
                                                     -----------  -----------    -----------  -----------  -----------  -----------

Expenses:
Insurance charges .................................        6,692        6,579          7,338        6,564        8,639        7,294
Administrative charges ............................           10           10             44           13          142           63
                                                     -----------  -----------    -----------  -----------  -----------  -----------
Net investment income (loss) ......................       56,381       54,149         60,969       57,236       65,922       64,325
                                                     -----------  -----------    -----------  -----------  -----------  -----------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
Proceeds from investments sold ....................    1,186,548       22,224         34,245       13,930       95,551       67,978
Cost of investments sold ..........................    1,186,192       21,753         33,205       13,566       88,033       67,394
                                                     -----------  -----------    -----------  -----------  -----------  -----------

Net realized gain (loss) ..........................          356          471          1,040          364        7,518          584
                                                     -----------  -----------    -----------  -----------  -----------  -----------

Change in unrealized gain (loss) on investments:
Unrealized gain (loss) beginning of year ..........        2,394       (1,641)         7,987       (4,359)      60,360       (2,241)
Unrealized gain (loss) end of year ................           --        2,394         26,688        7,987      138,833       60,360
                                                     -----------  -----------    -----------  -----------  -----------  -----------

Net change in unrealized gain (loss) for the year .       (2,394)       4,035         18,701       12,346       78,473       62,601
                                                     -----------  -----------    -----------  -----------  -----------  -----------

Net increase (decrease) in net assets
resulting from operations .........................       54,343       58,655         80,710       69,946      151,913      127,510
                                                     -----------  -----------    -----------  -----------  -----------  -----------




UNIT TRANSACTIONS:
Participant premium payments ......................          342          634          4,538        1,592       63,688       43,451
Participant transfers from other Travelers accounts           --        8,679         26,367       36,989      114,346       37,071
Contract surrenders ...............................   (1,170,656)        (454)        (5,944)        (877)     (10,152)      (3,931)
Participant transfers to other Travelers accounts .       (9,182)     (15,356)       (21,675)         (16)     (80,311)     (57,627)
Other payments to participants ....................           --           --             --           --           --           --
                                                     -----------  -----------    -----------  -----------  -----------  -----------

Net increase (decrease) in net assets
resulting from unit transactions ..................   (1,179,496)      (6,497)         3,286       37,688       87,571       18,964
                                                     -----------  -----------    -----------  -----------  -----------  -----------

Net increase (decrease) in net assets .............   (1,125,153)      52,158         83,996      107,634      239,484      146,474




NET ASSETS:
Beginning of year .................................    1,125,153    1,072,995      1,163,128    1,055,494    1,336,036    1,189,562
                                                     -----------  -----------    -----------  -----------  -----------  -----------

End of year .......................................  $        --  $ 1,125,153    $ 1,247,124  $ 1,163,128  $ 1,575,520  $ 1,336,036
                                                     ===========  ===========    ===========  ===========  ===========  ===========

 AIM CAPITAL APPRECIATION                                                                          SMITH BARNEY HIGH INCOME
        PORTFOLIO                 ALLIANCE GROWTH PORTFOLIO       MFS TOTAL RETURN PORTFOLIO              PORTFOLIO
------------------------------  -------------------------------  ------------------------------   ------------------------------
    1998           1997             1998            1997            1998           1997             1998            1997
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------

$     1,994     $        --     $   208,151     $        --     $    59,754     $        --     $    47,805     $        --
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------


     11,508           7,136          26,480          13,955          10,341           4,442           5,337           1,982
      1,313             807           2,973           1,519           1,097             432             646             222
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------
    (10,827)         (7,943)        178,698         (15,474)         48,316          (4,874)         41,822          (2,204)
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------




    262,115          53,629         420,518         137,767         199,816          54,024          52,415         460,379
    203,919          48,176         269,565         106,425         151,321          42,230          49,894         436,696
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------

     58,196           5,453         150,953          31,342          48,495          11,794           2,521          23,683
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------


     93,128          17,258         554,376          97,212         115,974          18,241          17,011           3,819
    292,791          93,128       1,125,311         554,376         150,664         115,974         (37,007)         17,011
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------

    199,663          75,870         570,935         457,164          34,690          97,733         (54,018)         13,192
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------


    247,032          73,380         900,586         473,032         131,501         104,653          (9,675)         34,671
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------





    510,445         311,127         795,707         431,226         422,994         143,523         271,273         260,419
    216,820         370,189       1,026,827         619,763         597,781         269,013          93,719         335,032
   (179,247)        (82,325)       (471,438)       (152,219)       (134,335)        (35,983)        (37,279)        (17,233)
    (99,943)        (13,899)       (145,042)        (43,871)        (28,238)         (6,460)        (14,923)       (281,223)
    (54,459)             --              --          (1,525)             --          (6,400)             --              --
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------


    393,616         585,092       1,206,054         853,374         858,202         363,693         312,790         296,995
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------

    640,648         658,472       2,106,640       1,326,406         989,703         468,346         303,115         331,666





  1,239,711         581,239       2,514,086       1,187,680         860,149         391,803         486,324         154,658
-----------     -----------     -----------     -----------     -----------     -----------     -----------     -----------

$ 1,880,359     $ 1,239,711     $ 4,620,726     $ 2,514,086     $ 1,849,852     $   860,149     $   789,439     $   486,324
===========     ===========     ===========     ===========     ===========     ===========     ===========     ===========

6. SCHEDULE OF FUND UL OPERATIONS AND CHANGES IN NET ASSETS FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997 (CONTINUED)



                                                       SMITH BARNEY LARGE CAP VALUE
                                                                PORTFOLIO                         COMBINED
                                                       -----------------------------     -----------------------------
                                                          1998             1997             1998              1997
                                                       ------------     ------------     ------------     ------------
INVESTMENT INCOME:
Dividends .........................................    $     30,988     $         --     $  5,453,417     $  2,833,924
                                                       ------------     ------------     ------------     ------------

EXPENSES:
Insurance charges .................................           6,869            3,376          530,563          363,873
Administrative charges ............................             806              399           38,285           22,481
                                                       ------------     ------------     ------------     ------------
Net investment income (loss) ......................          23,313           (3,775)       4,884,569        2,447,570
                                                       ------------     ------------     ------------     ------------

REALIZED GAIN (LOSS) AND CHANGE IN UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
Realized gain (loss) from investment transactions:
Proceeds from investments sold ....................         117,248           58,318       20,652,837       14,840,064
Cost of investments sold ..........................          85,342           45,948       18,056,633       13,389,728
                                                       ------------     ------------     ------------     ------------

Net realized gain (loss) ..........................          31,906           12,370        2,596,204        1,450,336
                                                       ------------     ------------     ------------     ------------

Change in unrealized gain (loss) on investments:
Unrealized gain (loss) beginning of year ..........          80,809            3,968        8,096,664        3,488,881
Unrealized gain (loss) end of year ................          96,699           80,809       13,494,916        8,096,664
                                                       ------------     ------------     ------------     ------------

Net change in unrealized gain (loss) for the year .          15,890           76,841        5,398,252        4,607,783
                                                       ------------     ------------     ------------     ------------

Net increase (decrease) in net assets
resulting from operations .........................          71,109           85,436       12,879,025        8,505,689
                                                       ------------     ------------     ------------     ------------



UNIT TRANSACTIONS:
Participant premium payments ......................         197,772          148,015       22,622,231       19,096,022
Participant transfers from other Travelers accounts         208,276          323,411       16,644,515       13,453,685
Contract surrenders ...............................        (123,446)         (55,944)     (10,097,307)      (5,554,224)
Participant transfers to other Travelers accounts .         (49,428)          (1,422)     (17,682,682)     (13,733,134)
Other payments to participants ....................              --           (1,316)        (458,339)         (33,914)
                                                       ------------     ------------     ------------     ------------

Net increase (decrease) in net assets
resulting from unit transactions ..................         233,174          412,744       11,028,418       13,228,435
                                                       ------------     ------------     ------------     ------------

Net increase (decrease) in net assets .............         304,283          498,180       23,907,443       21,734,124


NET ASSETS:
Beginning of year .................................         732,125          233,945       64,058,173       42,324,049
                                                       ------------     ------------     ------------     ------------

End of year .......................................    $  1,036,408     $    732,125     $ 87,965,616     $ 64,058,173
                                                       ============     ============     ============     ============

\                    NOTES TO FINANCIAL STATEMENTS - CONTINUED

7.  SCHEDULE OF UNITS FOR FUND UL
    FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997




                                          AMERICAN ODYSSEY CORE         AMERICAN ODYSSEY EMERGING      AMERICAN ODYSSEY INTERMEDIATE
                                              EQUITY FUND                  OPPORTUNITIES FUND                 -TERM BOND FUND
                                         -----------------------         -----------------------          ----------------------
                                          1998            1997            1998            1997             1998            1997
                                         -------         -------         -------         -------          ------          ------

Units beginning of year ............      29,927          34,187         197,206         191,470           1,145             833
Units purchased and transferred from
other Travelers accounts ...........       4,410           6,394          40,292          48,792             349             536
Units redeemed and transferred to
other Travelers accounts ...........      (4,001)        (10,654)        (45,924)        (43,056)            (79)           (224)
                                         -------         -------         -------         -------          ------          ------
Units end of year ..................      30,336          29,927         191,574         197,206           1,415           1,145
                                         =======         =======         =======         =======          ======          ======



                                              AMERICAN ODYSSEY        AMERICAN ODYSSEY LONG-TERM       AMERICAN ODYSSEY GLOBAL HIGH-
                                          INTERNATIONAL EQUITY FUND             BOND FUND                  YIELD BOND FUND
                                           ----------------------        ----------------------         ---------------------
                                            1998            1997           1998          1997            1998           1997
                                           -------        -------        -------        -------         ------         ------

Units beginning of year ............        82,883         76,225         63,209         44,927          2,753          2,640
Units purchased and transferred from
other Travelers accounts ...........        17,163         24,766            976         21,997             78            574
Units redeemed and transferred to
other Travelers accounts ...........       (20,656)       (18,108)       (56,856)        (3,715)          (128)          (461)
                                           -------        -------        -------        -------         ------         ------
Units end of year ..................        79,390         82,883          7,329         63,209          2,703          2,753
                                           =======        =======        =======        =======         ======         ======



                                          CAPITAL APPRECIATION FUND       DREYFUS STOCK INDEX FUND         EQUITY-INCOME PORTFOLIO
                                          -------------------------       -------------------------       -------------------------
                                             1998           1997            1998             1997            1998           1997
                                          ---------       ---------       ---------       ---------       ---------       ---------
Units beginning of year ............      2,064,967       1,560,408       1,521,389         940,291       4,031,218       3,309,909
Units purchased and transferred from
other Travelers accounts ...........      1,302,276         984,555       1,449,234         918,949       1,251,314       1,560,873
Units redeemed and transferred to
other Travelers accounts ...........       (420,150)       (479,996)       (763,153)       (337,851)       (815,507)       (839,564)
                                          ---------       ---------       ---------       ---------       ---------       ---------
Units end of year ..................      2,947,093       2,064,967       2,207,470       1,521,389       4,467,025       4,031,218
                                          =========       =========       =========       =========       =========       =========




                                             GROWTH PORTFOLIO              HIGH INCOME PORTFOLIO           ASSET MANAGER PORTFOLIO
                                          -------------------------       -------------------------       -------------------------
                                            1998            1997             1998            1997           1998             1997
                                          ---------       ---------       ---------       ---------       ---------       ---------

Units beginning of year ............      5,270,282       4,136,339       2,267,970       1,809,239       3,007,464       2,734,435
Units purchased and transferred from
other Travelers accounts ...........      1,562,195       1,992,945       2,120,094       1,201,242         820,299         695,350
Units redeemed and transferred to
other Travelers accounts ...........     (1,840,200)       (859,002)     (1,656,558)       (742,511)       (518,210)       (422,321)
                                          ---------       ---------       ---------       ---------       ---------       ---------
Units end of year ..................      4,992,277       5,270,282       2,731,506       2,267,970       3,309,553       3,007,464
                                          =========       =========       =========       =========       =========       =========

7.  SCHEDULE OF UNITS FOR FUND UL
    FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997 (CONTINUED)



                                          TOTAL RETURN PORTFOLIO      HIGH YIELD BOND TRUST       MANAGED ASSETS TRUST
                                         ----------------------      ----------------------      ----------------------
                                           1998          1997          1998          1997          1998         1997
                                         --------      --------      --------      --------      --------      --------

Units beginning of year ............      521,673       300,659        96,477       148,199       754,052       739,368
Units purchased and transferred from
other Travelers accounts ...........      236,730       257,477        32,454        55,716       280,545       227,450
Units redeemed and transferred to
other Travelers accounts ...........      (81,271)      (36,463)      (48,516)     (107,438)     (222,926)     (212,766)
                                         --------      --------      --------      --------      --------      --------
Units end of year ..................      677,132       521,673        80,415        96,477       811,671       754,052
                                         ========      ========      ========      ========      ========      ========




                                                                        TEMPLETON ASSET ALLOCATION FUND     TEMPLETON BOND FUND
                                           MONEY MARKET PORTFOLIO           (CLASS 1 SHARES)                 (CLASS 1 SHARES)
                                         --------------------------      --------------------------      --------------------------
                                           1998            1997             1998           1997            1998             1997
                                         ----------      ----------      ----------      ----------      ----------      ----------

Units beginning of year ............      2,176,965       1,872,345       2,549,205       2,102,272         411,910         249,756
Units purchased and transferred from
other Travelers accounts ...........      5,259,108       6,298,315         599,350         744,438         201,540         209,477
Units redeemed and transferred to
other Travelers accounts ...........     (5,566,649)     (5,993,695)       (461,702)       (297,505)        (86,557)        (47,323)
                                         ----------      ----------      ----------      ----------      ----------      ----------
Units end of year ..................      1,869,424       2,176,965       2,686,853       2,549,205         526,893         411,910
                                         ==========      ==========      ==========      ==========      ==========      ==========


                                          TEMPLETON STOCK FUND         U.S. GOVERNMENT SECURITIES
                                            (CLASS 1 SHARES)                     PORTFOLIO                     (UTILITIES PORTFOLIO)
                                         --------------------------      --------------------------      --------------------------
                                           1998             1997            1998            1997            1998            1997
                                         ----------      ----------      ----------      ----------      ----------      ----------

Units beginning of year ............      4,415,842       3,378,671       1,181,099         627,860         105,266          98,022
Units purchased and transferred from
other Travelers accounts ...........      2,139,769       1,804,001       1,290,041       1,069,761          88,338          34,377
Units redeemed and transferred to
other Travelers accounts ...........     (1,436,950)       (766,830)       (273,132)       (516,522)        (25,758)        (27,133)
                                         ----------      ----------      ----------      ----------      ----------      ----------
Units end of year ..................      5,118,661       4,415,842       2,198,008       1,181,099         167,846         105,266
                                         ==========      ==========      ==========      ==========      ==========      ==========



                                          ZERO COUPON BOND FUND        ZERO COUPON BOND FUND PORTFOLIO      ZERO COUPON BOND FUND
                                          PORTFOLIO SERIES 1998                SERIES 2000                  PORTFOLIO SERIES 2005
                                         --------------------------      --------------------------      --------------------------
                                            1998           1997            1998            1997            1998             1997
                                         ----------      ----------      ----------      ----------      ----------      ----------

Units beginning of year ............      1,008,353       1,014,502       1,038,056       1,003,545       1,147,679       1,133,350
Units purchased and transferred from
other Travelers accounts ...........            306           8,600          27,282          35,337         141,687          72,486
Units redeemed and transferred to
other Travelers accounts ...........     (1,008,659)        (14,749)        (24,381)           (826)        (75,703)        (58,157)
                                         ----------      ----------      ----------      ----------      ----------      ----------
Units end of year ..................             --       1,008,353       1,040,957       1,038,056       1,213,663       1,147,679
                                         ==========      ==========      ==========      ==========      ==========      ==========

7.  SCHEDULE OF UNITS FOR FUND UL
    FOR THE YEARS ENDED DECEMBER 31, 1998 AND 1997 (CONTINUED)



                                         AIM CAPITAL APPRECIATION
                                                 PORTFOLIO               ALLIANCE GROWTH PORTFOLIO       MFS TOTAL RETURN PORTFOLIO
                                         --------------------------      --------------------------      --------------------------
                                           1998            1997            1998             1997            1998            1997
                                         ----------      ----------      ----------      ----------      ----------      ----------
Units beginning of year ............      1,053,016         548,936       1,469,867         888,431         580,164         317,532
Units purchased and transferred from
other Travelers accounts ...........        587,375         587,725         969,293         712,024         651,137         298,199
Units redeemed and transferred to
other Travelers accounts ...........       (268,689)        (83,645)       (326,542)       (130,588)       (103,880)        (35,567)
                                         ----------      ----------      ----------      ----------      ----------      ----------
Units end of year ..................      1,371,702       1,053,016       2,112,618       1,469,867       1,127,421         580,164
                                         ==========      ==========      ==========      ==========      ==========      ==========


                                         SMITH BARNEY HIGH INCOME     SMITH BARNEY LARGE CAP VALUE
                                                 PORTFOLIO                   PORTFOLIO                            COMBINED
                                        ---------------------------     ---------------------------     ---------------------------
                                            1998           1997            1998            1997            1998             1997
                                        -----------     -----------     -----------     -----------     -----------     -----------

Units beginning of year ............        386,886         138,855         460,366         184,663      37,897,289      29,587,869
Units purchased and transferred from
other Travelers accounts ...........        285,317         498,526         241,488         314,373      21,600,440      20,685,255
Units redeemed and transferred to
other Travelers accounts ...........        (41,244)       (250,495)       (103,289)        (38,670)    (16,297,270)    (12,375,835)
                                        -----------     -----------     -----------     -----------     -----------     -----------
Units end of year ..................        630,959         386,886         598,565         460,366      43,200,459      37,897,289
                                        ===========     ===========     ===========     ===========     ===========     ===========

                          INDEPENDENT AUDITORS' REPORT


To the Owners of Variable Life Insurance Contracts of The Travelers Fund UL for Variable Life Insurance:


We have audited the accompanying statement of assets and liabilities of The Travelers Fund UL for Variable Life Insurance as of December 31, 1998, and the related statement of operations for the year then ended and the statement of changes in net assets for each of the two years in the period then ended. These financial statements are the responsibility of management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of shares owned as of December 31, 1998, by correspondence with the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Travelers Fund UL for Variable Life Insurance as of December 31, 1998, the results of its operations for the year then ended and the changes in its net assets for each of the two years in the period then ended, in conformity with generally accepted accounting principles.


KPMG LLP


Hartford, Connecticut
February 17, 1999

                          INDEPENDENT AUDITORS' REPORT



The Board of Directors and Shareholder
The Travelers Insurance Company and Subsidiaries:

We have audited the accompanying consolidated balance sheets of The Travelers Insurance Company and Subsidiaries as of December 31, 1998 and 1997, and the related consolidated statements of income, changes in retained earnings and accumulated other changes in equity from non-owner sources and cash flows for each of the years in the three-year period ended December 31, 1998. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of The Travelers Insurance Company and Subsidiaries as of December 31, 1998 and 1997, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 1998, in conformity with generally accepted accounting principles.


/s/ KPMG LLP
Hartford, Connecticut
January 25, 1999

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                        CONSOLIDATED STATEMENTS OF INCOME
                                 ($ IN MILLIONS)

FOR THE YEAR ENDED DECEMBER 31,                                 1998        1997        1996
                                                                ----        ----        ----
REVENUES
Premiums                                                      $1,740       $1,583      $1,387
Net investment income                                          2,185        2,037       1,950
Realized investment gains                                        149          199          65
Other revenues                                                   440          354         284
------------------------------------------------------------------------------------------------
   Total Revenues                                              4,514        4,173       3,686
------------------------------------------------------------------------------------------------

BENEFITS AND EXPENSES
Current and future insurance benefits                          1,475        1,341       1,187
Interest credited to contractholders                             876          829         863
Amortization of deferred acquisition costs and value of          311          293         281
  insurance in force
General and administrative expenses                              469          427         380
------------------------------------------------------------------------------------------------
   Total Benefits and Expenses                                 3,131        2,890       2,711
------------------------------------------------------------------------------------------------

Income from continuing operations before federal income        1,383        1,283         975
  taxes
------------------------------------------------------------------------------------------------

Federal income taxes:
   Current expense                                               442          434         284
   Deferred                                                       39           10          58
------------------------------------------------------------------------------------------------
   Total Federal Income Taxes                                    481          444         342
------------------------------------------------------------------------------------------------

Income from continuing operations                                902          839         633

Discontinued operations, net of income taxes
   Gain on disposition (net of taxes of $0, $0 and $14)            -            -          26
------------------------------------------------------------------------------------------------
   Income from Discontinued Operations                             -            -          26
================================================================================================
Net income                                                    $  902       $  839      $  659
================================================================================================


                 See Notes to Consolidated Financial Statements.

                  THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                            CONSOLIDATED BALANCE SHEETS
                                  ($ IN MILLIONS)


DECEMBER 31,                                                        1998              1997
---------------------------------------------------------------------------------------------
ASSETS
Fixed maturities, available for sale at fair value (cost,          $23,893          $21,511
$22,973,  $20,682)
Equity securities, at fair value (cost, $474,  $480)                   518              512
Mortgage loans                                                       2,606            2,869
Real estate held for sale                                              143              134
Policy loans                                                         1,857            1,872
Short-term securities                                                1,098            1,102
Trading securities, at market value                                  1,186              800
Other invested assets                                                2,251            1,702
---------------------------------------------------------------------------------------------
   Total Investments                                                33,552           30,502
---------------------------------------------------------------------------------------------

Cash                                                                    65               58
Investment income accrued                                              393              338
Premium balances receivable                                             99              106
Reinsurance recoverables                                             3,387            3,753
Deferred acquisition costs and value of insurance in force           2,567            2,312
Separate and variable accounts                                      15,313           11,319
Other assets                                                         1,172            1,052
---------------------------------------------------------------------------------------------
   Total Assets                                                    $56,548          $49,440
---------------------------------------------------------------------------------------------

LIABILITIES
Contractholder funds                                               $16,739          $14,913
Future policy benefits and claims                                   12,326           12,361
Separate and variable accounts                                      15,305           11,309
Deferred federal income taxes                                          422              409
Trading securities sold not yet purchased, at market value             873              462
Other liabilities                                                    2,783            2,661
---------------------------------------------------------------------------------------------
   Total Liabilities                                                48,448           42,115
---------------------------------------------------------------------------------------------

SHAREHOLDER'S EQUITY
Common stock, par value $2.50; 40 million shares authorized,           100              100
  issued and outstanding
Additional paid-in capital                                           3,800            3,187
Retained earnings                                                    3,602            2,810
Accumulated other changes in equity from non-owner sources             598              535
Unrealized gain on Citigroup Inc. stock, net of tax                      -              693
---------------------------------------------------------------------------------------------
   Total Shareholder's Equity                                        8,100            7,325
---------------------------------------------------------------------------------------------

   Total Liabilities and Shareholder's Equity                      $56,548          $49,440
=============================================================================================


                 See Notes to Consolidated Financial Statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
     CONSOLIDATED STATEMENTS OF CHANGES IN RETAINED EARNINGS AND ACCUMULATED
                 OTHER CHANGES IN EQUITY FROM NON-OWNER SOURCES
                                 ($ IN MILLIONS)


--------------------------------------------------------------------------
STATEMENTS OF CHANGES IN  RETAINED         1998        1997       1996
EARNINGS
--------------------------------------------------------------------------
Balance, beginning of year                $2,810      $2,471      $2,312
Net income                                   902         839         659
Dividends to parent                          110         500         500
--------------------------------------------------------------------------
Balance, end of year                      $3,602      $2,810      $2,471
==========================================================================


--------------------------------------------------------------------------
STATEMENTS OF ACCUMULATED OTHER CHANGES
IN EQUITY FROM NON-OWNER SOURCES
--------------------------------------------------------------------------

Balance, beginning of year                $  535      $  223      $  449
Unrealized gains (losses), net of tax         62         313        (226)
Foreign currency translation, net of           1          (1)          -
tax
--------------------------------------------------------------------------
Balance, end of year                      $  598      $  535      $  223
==========================================================================


--------------------------------------------------------------------------
SUMMARY OF CHANGES IN EQUITY
FROM NON-OWNER SOURCES
--------------------------------------------------------------------------

Net Income                                $  902      $  839      $  659
Other changes in equity from
   non-owner sources                          63         312        (226)
--------------------------------------------------------------------------
Total changes in equity from
   non-owner sources                      $  965      $1,151      $  433
==========================================================================


                 See Notes to Consolidated Financial Statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                           INCREASE (DECREASE) IN CASH
                                 ($ IN MILLIONS)

FOR THE YEAR ENDED DECEMBER 31,                                  1998         1997          1996
                                                                 ----         ----          ----
---------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
   Premiums collected                                          $1,763        $1,519        $1,387
   Net investment income received                               2,021         2,059         1,910
   Other revenues received                                        255           180           131
   Benefits and claims paid                                    (1,127)       (1,230)       (1,060)
   Interest credited to contractholders                          (918)         (853)         (820)
   Operating expenses paid                                       (587)         (445)         (343)
   Income taxes paid                                             (506)         (368)         (328)
   Trading account investments, (purchases) sales, net            (38)          (54)            -
   Other                                                           12            18           (70)
---------------------------------------------------------------------------------------------------
      Net cash provided by operating activities                   875           826           807
      Net cash used in discontinued operations                      -             -          (350)
---------------------------------------------------------------------------------------------------
      Net Cash Provided by Operations                             875           826           457
---------------------------------------------------------------------------------------------------

CASH FLOWS FROM INVESTING ACTIVITIES
   Proceeds from maturities of investments
      Fixed maturities                                          2,608         2,259         1,928
      Mortgage loans                                              722           663           917
   Proceeds from sales of investments
      Fixed maturities                                         13,390         7,592         9,101
      Equity securities                                           212           341           479
      Mortgage loans                                                -           207           178
      Real estate held for sale                                    53           169           210
   Purchases of investments
      Fixed maturities                                         (18,072)     (11,143)      (11,556)
      Equity securities                                          (194)         (483)         (594)
      Mortgage loans                                             (457)         (771)         (470)
   Policy loans, net                                               15            38           (23)
   Short-term securities, (purchases) sales, net                 (495)           (2)          498
   Other investments, purchases, net                             (550)         (260)         (137)
   Securities transactions in course of settlement                192           311           (52)
   Net cash provided by investing activities of                     -             -           348
     discontinued operations
---------------------------------------------------------------------------------------------------
   Net Cash Provided by (Used In) Investing Activities         (2,576)       (1,079)          827
---------------------------------------------------------------------------------------------------

CASH FLOWS FROM FINANCING ACTIVITIES
   Redemption of commercial paper, net                              -           (50)          (23)
   Contractholder fund deposits                                 4,383         3,544         2,493
   Contractholder fund withdrawals                             (2,565)       (2,757)       (3,262)
   Dividends to parent company                                   (110)         (500)         (500)
   Other                                                            -             -             9
---------------------------------------------------------------------------------------------------
      Net Cash Provided by (Used In) Financing Activities       1,708           237        (1,283)
---------------------------------------------------------------------------------------------------
Net increase (decrease) in cash                                     7           (16)            1
---------------------------------------------------------------------------------------------------
Cash at December 31,                                           $   65        $   58        $   74
===================================================================================================


                 See Notes to Consolidated Financial Statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Significant accounting policies used in the preparation of the accompanying financial statements follow.

   Basis of Presentation

   The Travelers Insurance Company (TIC) and, collectively with its subsidiaries (the Company) is a wholly owned subsidiary of The Travelers Insurance Group Inc. (TIGI), an indirect wholly owned subsidiary of Citigroup Inc. (Citigroup), formerly Travelers Group Inc. The consolidated financial statements include the accounts of TIC and its insurance and non-insurance subsidiaries on a fully consolidated basis. The primary insurance subsidiaries of the Company are The Travelers Life and Annuity Company (TLAC) and Primerica Life Insurance Company (Primerica Life) and its subsidiary National Benefit Life Insurance Company (NBL).

   As discussed in Note 2 of Notes to Consolidated Financial Statements, in January 1995 the group life insurance and related businesses of the Company were sold to Metropolitan Life Insurance Company (MetLife). Also in January 1995, the group medical component was exchanged for a 42% interest in The MetraHealth Companies, Inc. (MetraHealth). The Company's interest in MetraHealth was sold on October 2, 1995 and a final contingent payment was made during 1996. The Company's discontinued operations reflect the results of the gain from the contingent payment in 1996.

   The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and benefits and expenses during the reporting period. Actual results could differ from those estimates.

   Certain prior year amounts have been reclassified to conform with the 1998 presentation.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   ACCOUNTING CHANGES

   Accounting for Transfers and Servicing of Financial Assets and
   Extinguishments of Liabilities

   Effective January 1, 1997, the Company adopted Statement of Financial Accounting Standards No. 125, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities" (FAS 125). This statement establishes accounting and reporting standards for transfers and servicing of financial assets and extinguishments of liabilities. These standards are based on an approach that focuses on control. Under this approach, after a transfer of financial assets, an entity recognizes the financial and servicing assets it controls and the liabilities it has incurred, derecognizes financial assets when control has been surrendered and derecognizes liabilities when extinguished. FAS 125 provides standards for distinguishing transfers of financial assets that are sales from transfers that are secured borrowings. Effective January 1, 1998, the Company adopted the collateral provisions of FAS 125 which were not effective until 1998 in accordance with Statement of Financial Accounting Standards No. 127, "Deferral of the Effective Date of Certain Provisions of SFAS 125". The adoption of the collateral provisions of FAS 125 created additional assets and liabilities on the Company's consolidated statement of financial position related to the recognition of securities provided and received as collateral. There was no impact on the Company's results of operations from the adoption of the collateral provisions of FAS 125.


   Reporting Comprehensive Income

   Effective January 1, 1998, the Company adopted Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" (FAS 130). FAS 130 establishes standards for the reporting and display of comprehensive income and its components in a full set of general-purpose financial statements. All items that are required to be recognized under accounting standards as components of comprehensive income are required to be reported in an annual financial statement that is displayed with the same prominence as other financial statements. This statement stipulates that comprehensive income reflect the change in equity of an enterprise during a period from transactions and other events and circumstances from non-owner sources. Comprehensive income thus represents the sum of net income and other changes in equity from non-owner sources. The accumulated balance of other changes in equity from non-owner sources is required to be displayed separately from retained earnings and additional paid-in capital in the consolidated balance sheet. The adoption of FAS 130 resulted primarily in the Company reporting unrealized gains and losses on investments in debt and equity securities in changes in equity from non-owner sources. See Note 5.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)




   Disclosures About Segments of an Enterprise and Related Information

During 1998, the Company adopted Statement of Financial Accounting Standards No. 131, "Disclosures About Segments of an Enterprise and Related Information" (FAS
131). FAS 131 establishes standards for the way that public enterprises report information about operating segments in annual financial statements and requires that selected information about those operating segments be reported in interim financial statements. This statement supersedes Statement of Financial Accounting Standards No. 14, "Financial Reporting for Segments of a Business Enterprise". FAS 131 requires that all public enterprises report financial and descriptive information about its reportable operating segments. Operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decisionmaker in deciding how to allocate resources and in assessing performance. As a result of the adoption of FAS 131, the Company has two reportable operating segments, Travelers Life and Annuity and Primerica Life Insurance. See Note 17.


   Accounting for the Costs of Computer Software Developed or Obtained for Internal Use

   During the third quarter of 1998, the Company adopted (effective January 1, 1998) the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants' Statement of Position 98-1, "Accounting for the Costs of Computer Software Developed or Obtained for Internal Use" (SOP 98-1). SOP 98-1 provides guidance on accounting for the costs of computer software developed or obtained for internal use and for determining when specific costs should be capitalized or expensed. The adoption of SOP 98-1 did not have a material impact on the Company's financial condition, statement of operations or liquidity.

   ACCOUNTING POLICIES

   Investments

   Fixed maturities include bonds, notes and redeemable preferred stocks. Fair values of investments in fixed maturities are based on quoted market prices or dealer quotes or, if these are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment. Also included in fixed maturities are loan-backed and structured securities, which are amortized using the retrospective method. The effective yield used to determine amortization is calculated based upon actual historical and projected future cash flows, which are obtained from a widely-accepted securities data provider. Fixed maturities are classified as "available for sale" and are reported at fair value, with unrealized investment gains and losses, net of income taxes, charged or credited directly to shareholder's equity.

   Equity securities, which include common and nonredeemable preferred stocks, are classified as "available for sale" and carried at fair value based primarily on quoted market prices. Changes in fair values of equity securities are charged or credited directly to shareholder's equity, net of income taxes.

   Mortgage loans are carried at amortized cost. A mortgage loan is considered impaired when it is probable that the Company will be unable to collect principal and interest amounts due. For mortgage loans that are determined to be impaired, a reserve is established for the difference between the amortized cost and fair market value of the underlying collateral. In estimating fair value, the Company uses interest rates reflecting the higher returns required in the current real estate financing market. Impaired loans were insignificant at December 31, 1998 and 1997.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   Real estate held for sale is carried at the lower of cost or fair value less estimated cost to sell. Fair value of foreclosed properties is established at the time of foreclosure by internal analysis or external appraisers, using discounted cash flow analyses and other accepted techniques. Thereafter, an allowance for losses on real estate held for sale is established if the carrying value of the property exceeds its current fair value less estimated costs to sell. There was no such allowance at December 31, 1998 and 1997.

   Trading securities and related liabilities are normally held for periods less than six months. These investments are marked to market with the change recognized in net investment income during the current period.

   Short-term securities, consisting primarily of money market instruments and other debt issues purchased with a maturity of less than one year, are carried at amortized cost which approximates market.

   Accrual of income is suspended on fixed maturities or mortgage loans that are in default, or on which it is likely that future payments will not be made as scheduled. Interest income on investments in default is recognized only as payment is received.

   DERIVATIVE FINANCIAL INSTRUMENTS

   The Company uses derivative financial instruments, including financial futures contracts, options, forward contracts and interest rate swaps and caps, as a means of hedging exposure to interest rate and foreign currency risk. Hedge accounting is used to account for derivatives. To qualify for hedge accounting the changes in value of the derivative must be expected to substantially offset the changes in value of the hedged item. Hedges are monitored to ensure that there is a high correlation between the derivative instruments and the hedged investment.

   Gains and losses arising from financial futures contracts are used to adjust the basis of hedged investments and are recognized in net investment income over the life of the investment.

   Payments to be received or made under interest rate swaps are accrued and recognized in net investment income. Swaps are carried at fair value with unrealized gains and losses, net of taxes, charged or credited directly to shareholder's equity.

   Forward contracts, and options, and interest rate caps were not significant at December 31, 1998 and 1997. Information concerning derivative financial instruments is included in Note 6.

   INVESTMENT GAINS AND LOSSES

   Realized investment gains and losses are included as a component of pre-tax revenues based upon specific identification of the investments sold on the trade date. Also included are gains and losses arising from the remeasurement of the local currency value of foreign investments to U.S. dollars, the functional currency of the Company. The foreign exchange effects of Canadian operations are included in unrealized gains and losses.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)



   POLICY LOANS

   Policy loans are carried at the amount of the unpaid balances that are not in excess of the net cash surrender values of the related insurance policies. The carrying value of policy loans, which have no defined maturities, is considered to be fair value.


   DEFERRED ACQUISITION COSTS AND VALUE OF INSURANCE IN FORCE

   Costs of acquiring individual life insurance, annuities and long-term care business, principally commissions and certain expenses related to policy issuance, underwriting and marketing, all of which vary with and are primarily related to the production of new business, are deferred. Acquisition costs relating to traditional life insurance, including term insurance and long-term care insurance, are amortized in relation to anticipated premiums; universal life in relation to estimated gross profits; and annuity contracts employing a level yield method. For life insurance, a 15 to 20 year amortization period is used; for long-term care business, a 10 to 20 year period is used, and a 7 to 20 year period is employed for annuities. Deferred acquisition costs are reviewed periodically for recoverability to determine if any adjustment is required.

   The value of insurance in force is an asset recorded at the time of acquisition of an insurance company. It represents the actuarially determined present value of anticipated profits to be realized from life insurance, annuities and health contracts at the date of acquisition using the same assumptions that were used for computing related liabilities where appropriate. The value of insurance in force was the actuarially determined present value of the projected future profits discounted at interest rates ranging from 14% to 18%. Traditional life insurance and guaranteed renewable health policies are amortized in relation to anticipated premiums; universal life is amortized in relation to estimated gross profits; and annuity contracts are amortized employing a level yield method. The value of insurance in force is reviewed periodically for recoverability to determine if any adjustment is required.


   SEPARATE AND VARIABLE ACCOUNTS

   Separate and variable accounts primarily represent funds for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contractholders. Each account has specific investment objectives. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company. The assets of these accounts are carried at market value. Certain other separate accounts provide guaranteed levels of return or benefits and the assets of these accounts are primarily carried at market value. Amounts assessed to the contractholders for management services are included in revenues. Deposits, net investment income and realized investment gains and losses for these accounts are excluded from revenues, and related liability increases are excluded from benefits and expenses.


   GOODWILL

   Goodwill represents the cost of acquired businesses in excess of net assets and is being amortized on a straight-line basis principally over a 40-year period. The carrying amount is regularly reviewed for indication of impairment in value that in the view of management would be other than temporary. Impairments would be recognized in operating results if a permanent diminution in value is deemed to have occurred.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   CONTRACTHOLDER FUNDS

   Contractholder funds represent receipts from the issuance of universal life, corporate owned life insurance, pension investment and certain deferred annuity contracts. Contractholder fund balances are increased by such receipts and credited interest and reduced by withdrawals, mortality charges and administrative expenses charged to the contractholders. Interest rates credited to contractholder funds range from 3.5% to 9.1%.



   FUTURE POLICY BENEFITS

   Benefit reserves represent liabilities for future insurance policy benefits. Benefit reserves for life insurance and annuities have been computed based upon mortality, morbidity, persistency and interest assumptions applicable to these coverages, which range from 2.5% to 10.0%, including adverse deviation. These assumptions consider Company experience and industry standards. The assumptions vary by plan, age at issue, year of issue and duration. Appropriate recognition has been given to experience rating and reinsurance.

   PERMITTED STATUTORY ACCOUNTING PRACTICES

   The Company, whose insurance subsidiaries are domiciled principally in Connecticut and Massachusetts, prepares statutory financial statements in accordance with the accounting practices prescribed or permitted by the insurance departments of the states of domicile. Prescribed statutory accounting practices include certain publications of the National Association of Insurance Commissioners (NAIC) as well as state laws, regulations, and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed. The impact of any permitted accounting practices on statutory surplus of the Company is not material.

   The NAIC recently completed a process intended to codify statutory accounting practices for certain insurance enterprises. As a result of this process, the NAIC will issue a revised statutory Accounting Practices and Procedures Manual version effective January 1, 2001 (the revised Manual) that will be effective January 1, 2001 for the calendar year 2001 statutory financial statements. It is expected that the State of Connecticut will require that, effective January 1, 2001, insurance companies domiciled in Connecticut prepare their statutory basis financial statements in accordance with the revised Manual subject to any deviations prescribed or permitted by the Connecticut insurance commissioner. The Company has not yet determined the impact that this change will have on the statutory capital and surplus of its insurance subsidiaries.


   PREMIUMS

   Premiums are recognized as revenues when due. Reserves are established for the portion of premiums that will be earned in future periods and for deferred profits on limited-payment policies that are being recognized in income over the policy term.

   OTHER REVENUES

   Other revenues include surrender, mortality and administrative charges and fees earned on investment, universal life and other insurance contracts. Other revenues also include gains and losses on dispositions of assets other than realized investment gains and losses and revenues of non-insurance subsidiaries.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)



   INTEREST CREDITED TO CONTRACTHOLDERS

   Interest credited to contractholders represents amounts earned by universal life, corporate owned life insurance, pension investment and certain deferred annuity contracts in accordance with contract provisions.


   FEDERAL INCOME TAXES

   The provision for federal income taxes is comprised of two components, current income taxes and deferred income taxes. Deferred federal income taxes arise from changes during the year in cumulative temporary differences between the tax basis and book basis of assets and liabilities. The deferred federal income tax asset is recognized to the extent that future realization of the tax benefit is more likely than not, with a valuation allowance for the portion that is not likely to be recognized.

   FUTURE APPLICATION OF ACCOUNTING STANDARDS

   In December 1997, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants issued Statement of Position 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments" (SOP 97-3). SOP 97-3 provides guidance for determining when an entity should recognize a liability for guaranty-fund and other insurance-related assessments, how to measure that liability, and when an asset may be recognized for the recovery of such assessments through premium tax offsets or policy surcharges. This SOP is effective for financial statements for fiscal years beginning after December 15, 1998, and the effect of initial adoption is to be reported as a cumulative catch-up adjustment. Restatement of previously issued financial statements is not allowed. The Company plans to implement SOP 97-3 in the first quarter of 1999 and expects there to be no material impact on the Company's financial condition, results of operations or liquidity.


   In June 1998, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 133, "Accounting for Derivative Instruments and Hedging Activities" (FAS 133). This statement establishes accounting and reporting standards for derivative instruments, including certain derivative instruments embedded in other contracts, (collectively referred to as derivatives) and for hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value. If certain conditions are met, a derivative may be specifically designated as (a) a hedge of the exposure to changes in the fair value of a recognized asset or liability or an unrecognized firm commitment, (b) a hedge of the exposure to variable cash flows of a forecasted transaction, or (c) a hedge of the foreign currency exposure of a net investment in a foreign operation, an unrecognized firm commitment, an available-for-sale security, or a foreign-currency-denominated forecasted transaction. The accounting for changes in the fair value of a derivative (that is, gains and losses) depends on the intended use of the derivative and the resulting designation. FAS 133 is effective for all fiscal quarters of fiscal years beginning after June 15, 1999. Upon initial application of FAS 133, hedging relationships must be designated anew and documented pursuant to the provisions of this statement. The Company has not yet determined the impact that FAS 133 will have on its consolidated financial statements.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


2. DISPOSITIONS AND DISCONTINUED OPERATIONS

   On January 3, 1995, the Company and its affiliates completed the sale of their group life and related non-medical group insurance businesses to MetLife for $350 million and formed the MetraHealth joint venture by contributing their group medical businesses to MetraHealth, in exchange for shares of common stock of MetraHealth. No gain was recognized as a result of this transaction.

   On October 2, 1995, the Company and its affiliates completed the sale of their ownership in MetraHealth to United HealthCare Corporation. During 1996 the Company received a contingency payment based on MetraHealth's 1995 results. In conjunction with this payment, certain reserves associated with the group medical business and exit costs related to the discontinued operations were reevaluated resulting in a final after-tax gain of $26 million.


3. COMMERCIAL PAPER AND LINES OF CREDIT

   TIC issues commercial paper directly to investors. No commercial paper was outstanding at December 31, 1998 or 1997. TIC maintains unused credit availability under bank lines of credit at least equal to the amount of the outstanding commercial paper. No interest was paid in 1998 and interest expense was not significant in 1997.

   Citigroup, Commercial Credit Company (CCC) (an indirect wholly owned subsidiary of Citigroup) and TIC have an agreement with a syndicate of banks to provide $1.0 billion of revolving credit, to be allocated to any of Citigroup, CCC or TIC. TIC's participation in this agreement is limited to $250 million. The agreement consists of a five-year revolving credit facility that expires in 2001. At December 31, 1998, $700 million was allocated to Citigroup, $300 million was allocated to CCC and $0 was allocated to TIC. Under this facility TIC is required to maintain certain minimum equity and risk-based capital levels. At December 31, 1998, TIC was in compliance with these provisions. There were no amounts outstanding under this agreement at December 31, 1998 and 1997. If TIC had borrowings outstanding on this facility, the interest rate would be based upon LIBOR plus a negotiated margin.

4. REINSURANCE

   The Company participates in reinsurance in order to limit losses, minimize exposure to large risks, provide additional capacity for future growth and to effect business-sharing arrangements. Reinsurance is accomplished through various plans of reinsurance, primarily yearly renewable term coinsurance and modified coinsurance. The Company remains primarily liable as the direct insurer on all risks reinsured.

   Beginning in 1997, new universal life business was reinsured under an 80%/20% quota share reinsurance program and new term life business was reinsured under a 90%/10% quota share reinsurance program. Maximum retention of $1.5 million is generally reached on policies in excess of $7.5 million. For other plans of insurance, it is the policy of the Company to obtain reinsurance for amounts above certain retention limits on individual life policies, which limits vary with age and underwriting classification. Generally, the maximum retention on an ordinary life risk is $1.5 million.

   The Company writes workers' compensation business through its Accident Department. This business is ceded 100% to an affiliate, The Travelers Indemnity Company.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   A summary of reinsurance financial data reflected within the consolidated statements of income and balance sheets is presented below ($ in millions):


      WRITTEN PREMIUMS                         1998      1997       1996
      ----------------------------------------------------------------------
      Direct                                   $2,310    $2,148    $1,982
      Assumed from:
         Non-affiliated companies                   -         1         5
      Ceded to:
         Affiliated companies                    (242)     (280)     (284)
         Non-affiliated companies                (317)     (273)     (309)
      ----------------------------------------------------------------------
      Total Net Written Premiums               $1,751    $1,596    $1,394
      ======================================================================

      EARNED PREMIUMS                          1998      1997       1996
      ----------------------------------------------------------------------
      Direct                                   $1,949    $2,170    $1,897
      Assumed from:
         Non-affiliated companies                   -         1         5
      Ceded to:
         Affiliated companies                    (251)     (321)     (219)
         Non-affiliated companies                (308)     (291)     (315)
      ----------------------------------------------------------------------
      Total Net Earned Premiums                $1,390    $1,559    $1,368
      ======================================================================


   Reinsurance recoverables at December 31, 1998 and 1997 include amounts recoverable on unpaid and paid losses and were as follows ($ in millions):

      REINSURANCE RECOVERABLES                 1998      1997
      -----------------------------------------------------------
      Life and Accident and Health Business:
         Non-affiliated companies              $1,297    $1,362

      Property-Casualty Business:
         Affiliated companies                   2,090     2,391
      -----------------------------------------------------------
      Total Reinsurance Recoverables           $3,387    $3,753
      ===========================================================

   Total reinsurance recoverables at December 31, 1998 and 1997 include $640 million and $697 million, respectively, from MetLife in connection with the sale of the Company's group life and related businesses.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


5. SHAREHOLDER'S EQUITY

   Additional Paid-In Capital

   Additional paid-in capital increased during 1998 primarily due to the conversion of Citigroup common stock to Citigroup preferred stock. This increase in stockholder's equity was offset by a decrease in unrealized investment gains due to the same transaction. See Note 13.

   Unrealized Investment Gains (Losses)

   An analysis of the change in unrealized gains and losses on investments is shown in Note 13.

   Shareholder's Equity and Dividend Availability

   The Company's statutory net income, which includes all insurance subsidiaries, was $702 million, $754 million and $656 million for the years ended December 31, 1998, 1997 and 1996, respectively.

   The Company's statutory capital and surplus was $4.95 billion and $4.12 billion at December 31, 1998 and 1997, respectively.

   The Company is currently subject to various regulatory restrictions that limit the maximum amount of dividends available to be paid to its parent without prior approval of insurance regulatory authorities. Statutory surplus of $504 million is available in 1999 for dividend payments by the Company without prior approval of the Connecticut Insurance Department. In addition, under a revolving credit facility, the Company is required to maintain certain minimum equity and risk based capital levels. The Company is in compliance with these covenants at December 31, 1998 and 1997.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

ACCUMULATED OTHER CHANGES IN EQUITY FROM NON-OWNER SOURCES, NET OF TAX

--------------------------------------------------------------------------------------------------------------------------
                                                        NET UNREALIZED      FOREIGN CURRENCY     ACCUMULATED OTHER
                                                        GAIN ON             TRANSLATION          CHANGES IN EQUITY FROM
                                                        INVESTMENT          ADJUSTMENTS          NON-OWNER SOURCES
(for the year ended December 31, $ in millions)         SECURITIES
--------------------------------------------------------------------------------------------------------------------------
1998
Balance, beginning of year                                     $545              $(10)                   $535
Current-year change                                              62                 1                      63
--------------------------------------------------------------------------------------------------------------------------
Balance, end of year                                           $607               $(9)                   $598
==========================================================================================================================
1997
Balance, beginning of year                                     $232               $(9)                   $223
Current-year change                                             313                (1)                    312
--------------------------------------------------------------------------------------------------------------------------
Balance, end of year                                           $545              $(10)                   $535
==========================================================================================================================
1996
Balance, beginning of year                                     $458               $(9)                   $449
Current-year change                                            (226)                -                    (226)
--------------------------------------------------------------------------------------------------------------------------
Balance, end of year                                           $232               $(9)                   $223
==========================================================================================================================


TAX EFFECTS ALLOCATED TO EACH COMPONENT OF OTHER CHANGES IN EQUITY FROM NON-OWNER SOURCES

---------------------------------------------------------------------------------------------------------
                                                             Pre-tax       Tax expense       After-tax
(for the year ended December 31, $ in millions)               amount        (benefit)         amount
---------------------------------------------------------------------------------------------------------
1998
Unrealized gain on investment securities:
   Unrealized holding gains arising during year                $ 244          $  85            $ 159
   Less: reclassification adjustment for gains
     realized in net income                                      149             52               97
---------------------------------------------------------------------------------------------------------
Net unrealized gain on investment securities                      95             33               62
Foreign currency translation adjustments                           3              2                1
---------------------------------------------------------------------------------------------------------
Other changes in equity from non-owner sources                 $  98          $  35            $  63
=========================================================================================================
1997
Unrealized gain on investment securities:
   Unrealized holding gains arising during year                $ 681          $ 239            $ 442
   Less: reclassification adjustment for gains
     realized in net income                                      199             70              129
---------------------------------------------------------------------------------------------------------
Net unrealized gain on investment securities                     482            169              313
Foreign currency translation adjustments                          (1)             -               (1)
---------------------------------------------------------------------------------------------------------
Other changes in equity from non-owner sources                 $ 481          $ 169            $ 312
=========================================================================================================
1996
Unrealized gain on investment securities:
   Unrealized holding losses arising during year               $(283)         $ (99)           $(184)
   Less: reclassification adjustment for gains
     realized in net income                                       65             23               42
---------------------------------------------------------------------------------------------------------
Net unrealized loss on investment securities                    (348)          (122)            (226)
Foreign currency translation adjustments                           -              -                -
---------------------------------------------------------------------------------------------------------
Other changes in equity from non-owner sources                 $(348)         $(122)           $(226)
=========================================================================================================

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


6. DERIVATIVE FINANCIAL INSTRUMENTS AND FAIR VALUE OF FINANCIAL INSTRUMENTS

   Derivative Financial Instruments

   The Company uses derivative financial instruments, including financial futures, interest rate swaps, options and forward contracts as a means of hedging exposure to interest rate and foreign currency risk on anticipated transactions or existing assets and liabilities. The Company does not hold or issue derivative instruments for trading purposes. These derivative financial instruments have off-balance sheet risk. Financial instruments with off-balance sheet risk involve, to varying degrees, elements of credit and market risk in excess of the amount recognized in the balance sheet. The contract or notional amounts of these instruments reflect the extent of involvement the Company has in a particular class of financial instrument. However, the maximum loss of cash flow associated with these instruments can be less than these amounts. For interest rate swaps, options and forward contracts, credit risk is limited to the amount that it would cost the Company to replace the contracts. Financial futures contracts have little credit risk since organized exchanges are the counterparties. The Company is a writer of option contracts and as such has no credit risk since the counterparty has no performance obligation after it has paid a cash premium.

   The Company monitors creditworthiness of counterparties to these financial instruments by using criteria of acceptable risk that are consistent with on-balance sheet financial instruments. The controls include credit approvals, limits and other monitoring procedures.

   The Company uses exchange traded financial futures contracts to manage its exposure to changes in interest rates which arise from the sale of certain insurance and investment products, or the need to reinvest proceeds from the sale or maturity of investments. To hedge against adverse changes in interest rates, the Company enters long or short positions in financial futures contracts which offset asset price changes resulting from changes in market interest rates until an investment is purchased or a product is sold.

   Margin payments are required to enter a futures contract and contract gains or losses are settled daily in cash. The contract amount of futures contracts represents the extent of the Company's involvement, but not future cash requirements, as open positions are typically closed out prior to the delivery date of the contract.

   At December 31, 1998 and 1997, the Company held financial futures contracts with notional amounts of $459 million and $625 million, respectively. These financial futures had a deferred gain of $3.3 million and a deferred loss of $.1 million in 1998 and a deferred gain of $.7 million, and a deferred loss of $4.1 million in 1997. Total gains of $1.5 million and losses of $5.8 million from financial futures were deferred at December 31, 1998 and 1997, respectively, relating to anticipated investment purchases and investment product sales, and are reported as other liabilities. At December 31, 1998 and 1997, the Company's futures contracts had no fair value because these contracts were marked to market and settled in cash daily.

                 THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   The Company enters into interest rate swaps in connection with other financial instruments to provide greater risk diversification and better match an asset with a corresponding liability. Under interest rate swaps, the Company agrees with other parties to exchange, at specific intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. The Company also enters into basis swaps in which both legs of the swap are floating with each based on a different index. Generally, no cash is exchanged at the outset of the contract and no principal payments are made by either party. A single net payment is usually made by one counterparty at each due date. Swap agreements are not exchange traded and are subject to the risk of default by the counterparty.

   At December 31, 1998 and 1997, the Company held interest rate swap contracts with notional amounts of $1,077.9 million and $234.7 million, respectively. The fair value of these financial instruments was $5.6 million (gain position) and $19.6 million (loss position) at December 31, 1998 and was $.3 million (gain position) and $2.5 million (loss position) at December 31, 1997. The fair values were determined using the discounted cash flow method.

   The off-balance sheet risks of options and forward contracts were not significant at December 31, 1998 and 1997.

   The Company purchased a 5-year interest rate cap, with a notional amount of $200 million, from Travelers Group Inc. in 1995 to hedge against losses that could result from increasing interest rates. This instrument, which does not have off-balance sheet risk, gave the Company the right to receive payments if interest rates exceeded specific levels at specific dates. The premium of $2 million paid for this instrument was being amortized over its life. The interest rate cap asset was terminated in 1998. The fair value at December 31, 1997 was $0.

   Financial Instruments with Off-Balance Sheet Risk

   In the normal course of business, the Company issues fixed and variable rate loan commitments and has unfunded commitments to partnerships. The off-balance sheet risk of these financial instruments was not significant at December 31, 1998 and 1997.

   Fair Value of Certain Financial Instruments

   The Company uses various financial instruments in the normal course of its business. Fair values of financial instruments that are considered insurance contracts are not required to be disclosed and are not included in the amounts discussed.

   At December 31, 1998 and 1997, investments in fixed maturities had a carrying value and a fair value of $23.9 billion and $21.5 billion, respectively. See Notes 1 and 13.

   At December 31, 1998 mortgage loans had a carrying value of $2.6 billion and a fair value of $2.8 billion and in 1997 had a carrying value of $2.9 billion and a fair value of $3.0 billion. In estimating fair value, the Company used interest rates reflecting the current real estate financing market.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

   The carrying values of $144 million and $143 million of financial instruments classified as other assets approximated their fair values at December 31, 1998 and 1997, respectively. The carrying values of $2.3 billion and $2.0 billion of financial instruments classified as other liabilities also approximated their fair values at December 31, 1998 and 1997, respectively. Fair value is determined using various methods, including discounted cash flows, as appropriate for the various financial instruments.

   At December 31, 1998, contractholder funds with defined maturities had a carrying value and a fair value of $3.3 billion, compared with a carrying value and a fair value of $2.3 billion at December 31, 1997. The fair value of these contracts is determined by discounting expected cash flows at an interest rate commensurate with the Company's credit risk and the expected timing of cash flows. Contractholder funds without defined maturities had a carrying value of $10.4 billion and a fair value of $10.2 billion at December 31, 1998, compared with a carrying value of $9.7 billion and a fair value of $9.5 billion at December 31, 1997. These contracts generally are valued at surrender value.

   The assets of separate accounts providing a guaranteed return had a carrying value and a fair value of $235 million at December 31, 1998, compared with a carrying value and a fair value of $260 million at December 31, 1997. The liabilities of separate accounts providing a guaranteed return had a carrying value and a fair value of $209 million and $206 million, respectively, at December 31, 1998, compared with a carrying value and a fair value of $209 million and $206 million, respectively, at December 31, 1997.

   The carrying values of cash, trading securities and trading securities sold not yet purchased are carried at fair value. The carrying values of short-term securities and investment income accrued approximated their fair values.

   The carrying value of policy loans, which have no defined maturities, is considered to be fair value.

7. COMMITMENTS AND CONTINGENCIES

   Financial Instruments with Off-Balance Sheet Risk

   See Note 6 for a discussion of financial instruments with off-balance sheet risk.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   Litigation

   In March 1997, a purported class action entitled Patterman v. The Travelers, Inc. et al. was commenced in the Superior Court of Richmond County, Georgia, alleging, among other things, violations of the Georgia RICO statute and other state laws by an affiliate of the Company, Primerica Financial Services, Inc. and certain of its affiliates. Plaintiffs seek unspecified compensatory and punitive damages and other relief. In October 1997, defendants answered the complaint, denied liability and asserted numerous affirmative defenses. In February 1998, the Superior Court of Richmond County transferred the lawsuit to the Superior Court of Gwinnett County, Georgia. The plaintiffs appealed the transfer order, and in December 1998 the Court of Appeals of the State of Georgia reversed the lower court's decision. Later in December 1998, defendants petitioned the Georgia Supreme Court to hear the appeal from the decision of the Court of Appeals. Pending appeal, proceedings in the trial court have been stayed. Defendants intend to vigorously contest the litigation.

   The Company is also a defendant or co-defendant in various other litigation matters in the normal course of business. Although there can be no assurances, as of December 31, 1998, the Company believes, based on information currently available, that the ultimate resolution of these legal proceedings would not be likely to have a material adverse effect on its results of operations, financial condition or liquidity.


8. BENEFIT PLANS

   Pension and Other Postretirement Benefits

   The Company participates in a qualified, noncontributory defined benefit pension plan sponsored by Citigroup. In addition, the Company provides certain other postretirement benefits to retired employees through a plan sponsored by TIGI. The Company's share of net expense for the qualified pension and other postretirement benefit plans was not significant for 1998, 1997 and 1996. Through plans sponsored by TIGI, the Company also provides defined contribution pension plans for certain agents. Company contributions are primarily a function of production. The expense for these plans was not significant in 1998, 1997 and 1996.

   401(k) Savings Plan

   Substantially all of the Company's employees are eligible to participate in a 401(k) savings plan sponsored by Citigroup. During 1996, the Company made matching contributions in an amount equal to the lesser of 100% of the pre-tax contributions made by the employee or $1,000. Effective January 1, 1997, the Company discontinued matching contributions for the majority of its employees. The Company's expenses in connection with the 401(k) savings plan were not significant in 1998, 1997 and 1996.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)



9. RELATED PARTY TRANSACTIONS

   The principal banking functions, including payment of salaries and expenses, for certain subsidiaries and affiliates of TIGI are handled by two companies. The Travelers Insurance Company (Life Department) handles banking functions for the life and annuity operations of Travelers Life and Annuity and some of its non-insurance affiliates. The Travelers Indemnity Company handles banking functions for the property-casualty operations, including most of its property-casualty insurance and non-insurance affiliates. Settlements between companies are made at least monthly. The Company provides various employee benefits coverages to employees of certain subsidiaries of TIGI. The premiums for these coverages were charged in accordance with cost allocation procedures based upon salaries or census. In addition, investment advisory and management services, data processing services and claims processing services are shared with affiliated companies. Charges for these services are shared by the companies on cost allocation methods based generally on estimated usage by department.

   The Company maintains a short-term investment pool in which its insurance affiliates participate. The position of each company participating in the pool is calculated and adjusted daily. At December 31, 1998 and 1997, the pool totaled approximately $2.3 billion and $2.6 billion, respectively. The Company's share of the pool amounted to $793 million and $725 million at December 31, 1998 and 1997, respectively, and is included in short-term securities in the consolidated balance sheet.

   Included in short-term investments is a 90 day variable rate note receivable from Citigroup issued on August 28, 1998 and renewed on November 25, 1998. The rate is based upon the AA financial commercial paper rate plus 14 basis points. The rate at December 31, 1998 is 5.47%. The balance at December 31, 1998 is $500 million. Interest accrued at December 31, 1998 was $2.2 million. Interest earned during 1998 was $9.4 million. Citigroup repaid this note on February 25, 1999.

   The Company sells structured settlement annuities to the insurance subsidiaries of TAP in connection with the settlement of certain policyholder obligations. Such premiums and deposits were $104 million, $88 million, and $40 million for 1998, 1997 and 1996, respectively. Reserves and contractholder funds related to these annuities amounted to $787 million and $795 million in 1998 and 1997, respectively.

   The Company markets deferred annuity products and life and health insurance through its affiliate, Salomon Smith Barney Inc. (SSB). Premiums and deposits related to these products were $1.3 billion, $1.0 billion, and $820 million in 1998, 1997 and 1996, respectively.

   During the year the Company lent out $78.5 million par of debentures to SSB for $84.8 million in cash collateral. Loaned debentures totaling $37.6 million with cash collateral of $39.7 million remained outstanding at December 31, 1998.

   The Company sold $27.4 million par of 6.125% U.S. Treasury bonds to SSB for $31.1 million.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   The Company purchased $36 million par of 6.56% Chase Commercial Mortgage Securities Corp. bonds from SSB for $35.9 million.

   Primerica Life has entered into a General Agency Agreement with Primerica Financial Service, Inc. (Primerica), that provides that Primerica will be Primerica Life's general agent for marketing all insurance of Primerica Life. In consideration of such services, Primerica Life agreed to pay Primerica marketing fees of no less than $10 million based upon U.S. gross direct premiums received by Primerica Life. In 1998 the fees paid by Primerica Life were $12.5 million.

   In 1998 Primerica became a distributor of products for Travelers Life and Annuity. During the year Primerica sold $256 million of deferred annuities.

   Included in other invested assets is a $987 million investment in Citigroup preferred stock at December 31, 1998, carried at cost. Also, included in other invested assets is a $1.15 billion investment in common stock of Citigroup at December 31, 1997, carried at fair value.

   The Company participates in a stock option plan sponsored by Citigroup that provides for the granting of stock options in Citigroup common stock to officers and key employees. To further encourage employee stock ownership, during 1997 Citigroup introduced the WealthBuilder stock option program. Under this program, all employees meeting certain requirements have been granted Citigroup stock options.

   The Company applies APB 25 and related interpretations in accounting for stock options. Since stock options under the Citigroup plans are issued at fair market value on the date of award, no compensation cost has been recognized for these awards. FAS 123 provides an alternative to APB 25 whereby fair values may be ascribed to options using a valuation model and amortized to compensation cost over the vesting period of the options.

   Had the Company applied FAS 123 in accounting for Citigroup stock options, net income would have been the pro forma amounts indicated below:

       -----------------------------------------------------------------------------------------------------
       YEAR ENDING DECEMBER 31,                                1998               1997               1996
       ($ IN MILLIONS)
       -----------------------------------------------------------------------------------------------------
       Net income, as reported                                  $902               $839               $659
       FAS 123 pro forma adjustments, after tax                  (13)                (9)                (3)
       -----------------------------------------------------------------------------------------------------
       Net income, pro forma                                    $889               $830               $656

   The Company had an interest rate cap agreement with Citigroup.  See Note 6.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


10.   LEASES

   Most leasing functions for TIGI and its subsidiaries are administered by TAP. In 1996, TAP assumed the obligations for several leases. Rent expense related to all leases are shared by the companies on a cost allocation method based generally on estimated usage by department. Rent expense was $18 million, $15 million, and $24 million in 1998, 1997 and 1996, respectively.

      ---------------------------------------------------
      YEAR ENDING DECEMBER 31,        MINIMUM OPERATING
      ($ in millions)                  RENTAL PAYMENTS
      ---------------------------------------------------
      1999                                  $  47
      2000                                     50
      2001                                     54
      2002                                     44
      2003                                     42
      Thereafter                              296
      ---------------------------------------------------
      Total Rental Payments                  $533
      ===================================================


   Future sublease rental income of approximately $86 million will partially offset these commitments. Also, the Company will be reimbursed for 50% of the rental expense for a particular lease totaling $207 million, by an affiliate. Minimum future capital lease payments are not significant.

   The Company is reimbursed for use of furniture and equipment through cost sharing agreements by its affiliates.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)



11. FEDERAL INCOME TAXES
    ($ in millions)

      EFFECTIVE TAX RATE

      ----------------------------------------------------------------------------------
      FOR THE YEAR ENDED DECEMBER 31,              1998          1997           1996
      ----------------------------------------------------------------------------------
      Income Before Federal Income Taxes          $1,383        $1,283          $ 975
      Statutory Tax Rate                              35%           35%            35%
      ----------------------------------------------------------------------------------
      Expected Federal Income Taxes                  484           449            341
      Tax Effect of:
         Non-taxable investment income                (5)           (4)            (3)
         Other, net                                    2            (1)             4
      ----------------------------------------------------------------------------------
      Federal Income Taxes                        $  481        $  444          $ 342
      ==================================================================================
      Effective Tax Rate                              35%           35%            35%
      ----------------------------------------------------------------------------------

      COMPOSITION OF FEDERAL INCOME TAXES

      Current:
         United States                            $  418        $  410          $ 263
         Foreign                                      24            24             21
      ---------------------------------------------------------------------------------
         Total                                       442           434            284
      ---------------------------------------------------------------------------------
      Deferred:
         United States                                40            10             57
         Foreign                                      (1)            -              1
      ---------------------------------------------------------------------------------
         Total                                        39            10             58
      ----------------------------------------------------------------------------------
      Federal Income Taxes                        $  481        $  444          $ 342
      =================================================================================


   Additional tax benefits attributable to employee stock plans allocated directly to shareholder's equity for the years ended December 31, 1998, 1997 and 1996 were $17 million, $17 million and $8 million, respectively.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   The net deferred tax liabilities at December 31, 1998 and 1997 were comprised of the tax effects of temporary differences related to the following assets and liabilities:

      ($ in millions)                                              1998           1997
                                                                   ----           ----
      Deferred Tax Assets:
         Benefit, reinsurance and other reserves                 $  616        $  561
         Operating lease reserves                                    76            80
         Other employee benefits                                    103           102
         Other                                                      135           127
      ----------------------------------------------------------------------------------
            Total                                                   930           870
      ----------------------------------------------------------------------------------
      Deferred Tax Liabilities:
         Deferred acquisition costs and value of                    673           608
         insurance in force
         Investments, net                                           489           484
         Other                                                       90            87
      ----------------------------------------------------------------------------------
            Total                                                 1,252         1,179
      ----------------------------------------------------------------------------------
      Net Deferred Tax Liability Before Valuation                  (322)         (309)
      Allowance
      Valuation Allowance for Deferred Tax Assets                  (100)         (100)
      ----------------------------------------------------------------------------------
      Net Deferred Tax Liability After Valuation Allowance       $ (422)       $ (409)
      ----------------------------------------------------------------------------------

   The Company and its life insurance subsidiaries will file a consolidated federal income tax return. Federal income taxes are allocated to each member of the consolidated group on a separate return basis adjusted for credits and other amounts required by the consolidation process. Any resulting liability will be paid currently to the Company. Any credits for losses will be paid by the Company to the extent that such credits are for tax benefits that have been utilized in the consolidated federal income tax return.

   The $100 million valuation allowance is sufficient to cover any capital losses on investments that may exceed the capital gains able to be generated in the life insurance group's consolidated federal income tax return based upon management's best estimate of the character of the reversing temporary differences. Reversal of the valuation allowance is contingent upon the recognition of future capital gains or a change in circumstances that causes the recognition of the benefits to become more likely than not. There was no change in the valuation allowance during 1998. The initial recognition of any benefit produced by the reversal of the valuation allowance will be recognized by reducing goodwill.

   At December 31, 1998, the Company had no ordinary or capital loss carryforwards.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   The policyholders surplus account, which arose under prior tax law, is generally that portion of the gain from operations that has not been subjected to tax, plus certain deductions. The balance of this account is approximately $932 million. Income taxes are not provided for on this amount because under current U.S. tax rules such taxes will become payable only to the extent such amounts are distributed as a dividend to exceed limits prescribed by federal law. Distributions are not contemplated from this account. At current rates the maximum amount of such tax would be approximately $326 million.

12.   NET INVESTMENT INCOME

      ----------------------------------------------------------------------
      FOR THE YEAR ENDED DECEMBER 31,          1998      1997       1996
                                               ----      ----       ----
      ($ in millions)
      ----------------------------------------------------------------------
      GROSS INVESTMENT INCOME
         Fixed maturities                      $1,598    $1,460   $1,387
         Mortgage loans                           295       291      334
         Policy loans                             131       137      156
         Other, including trading                 226       238      171
      ----------------------------------------------------------------------
                                                2,250     2,126    2,048
      ----------------------------------------------------------------------
      Investment expenses                          65        89       98
      ----------------------------------------------------------------------
      Net investment income                    $2,185    $2,037   $1,950
      ----------------------------------------------------------------------


13.   INVESTMENTS AND INVESTMENT GAINS (LOSSES)

   Realized investment gains (losses) for the periods were as follows:

      ----------------------------------------------------------------------
      FOR THE YEAR ENDED DECEMBER 31,           1998      1997       1996
                                                ----      ----       ----
      ($ in millions)
      ----------------------------------------------------------------------
      REALIZED INVESTMENT GAINS
         Fixed maturities                       $111       $71      $(63)
         Equity securities                         6        (9)       47
         Mortgage loans                           21        59        49
         Real estate held for sale                16        67        33
         Other                                    (5)       11        (1)
      ----------------------------------------------------------------------
            Total Realized Investment Gains     $149      $199       $65
      ----------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


   Changes in net unrealized investment gains (losses) that are reported as accumulated other changes in equity from non-owner sources or unrealized gains on Citigroup stock in shareholder's equity were as follows:


      -------------------------------------------------------------------------------------------------
      FOR THE YEAR ENDED DECEMBER 31,                           1998            1997           1996
                                                              -------         -------        -------
      ($ in millions)
      -------------------------------------------------------------------------------------------------
      UNREALIZED INVESTMENT GAINS (LOSSES)
         Fixed maturities                                     $    91         $   446        $  (323)
         Equity securities                                         13              25            (35)
         Other                                                   (169)            520            220
      -------------------------------------------------------------------------------------------------
            Total Unrealized Investment Gains (Losses)            (65)            991           (138)

      -------------------------------------------------------------------------------------------------

         Related taxes                                            (20)            350            (43)
      -------------------------------------------------------------------------------------------------
         Change in unrealized investment gains                    (45)            641            (95)
         (losses)
         Transferred to paid in capital, net of tax              (585)             --             --
         Balance beginning of year                              1,228             587            682
      -------------------------------------------------------------------------------------------------
            Balance End of Year                               $   598         $ 1,228        $   587
      -------------------------------------------------------------------------------------------------

   Included in Other in 1998 is the unrealized loss on Citigroup common stock of $167 million prior to the conversion to preferred stock. Also included in Other were unrealized gains of $506 million and $203 million, which were reported in 1997 and 1996, respectively, related to appreciation of Citigroup common stock.

   Fixed Maturities

   Proceeds from sales of fixed maturities classified as available for sale were $13.4 billion, $7.6 billion and $9.1 billion in 1998, 1997 and 1996, respectively. Gross gains of $314 million, $170 million and $107 million and gross losses of $203 million, $99 million and $175 million in 1998, 1997 and 1996, respectively, were realized on those sales.

   Fair values of investments in fixed maturities are based on quoted market prices or dealer quotes or, if these are not available, discounted expected cash flows using market rates commensurate with the credit quality and maturity of the investment. The fair value of investments for which a quoted market price or dealer quote are not available amounted to $4.8 billion and $5.1 billion at December 31, 1998 and 1997, respectively.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


The amortized cost and fair value of investments in fixed maturities were as follows:

---------------------------------------------------------------------------------------------------------
DECEMBER 31, 1998                                                       GROSS       GROSS
($ in millions)                                        AMORTIZED      UNREALIZED   UNREALIZED      FAIR
                                                         COST           GAINS       LOSSES        VALUE
---------------------------------------------------------------------------------------------------------
AVAILABLE FOR SALE:
     Mortgage-backed securities - CMOs and
     pass-through securities                            $ 4,717       $   147       $    11       $ 4,853
     U.S. Treasury securities and obligations of
     U.S. Government and government agencies and
     authorities                                          1,563           186             3         1,746
     Obligations of states, municipalities and
     political subdivisions                                 239            18          --             257
     Debt securities issued by foreign governments          634            41             3           672
     All other corporate bonds                           13,025           532            57        13,500
     Other debt securities                                2,709           106            38         2,777
     Redeemable preferred stock                              86             3             1            88
---------------------------------------------------------------------------------------------------------
         Total Available For Sale                       $22,973       $ 1,033       $   113       $23,893
---------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
DECEMBER 31, 1997                                                         GROSS         GROSS
($ in millions)                                          AMORTIZED      UNREALIZED    UNREALIZED         FAIR
                                                           COST           GAINS         LOSSES          VALUE
--------------------------------------------------------------------------------------------------------------
AVAILABLE FOR SALE:
     Mortgage-backed securities - CMOs and
     pass-through securities                              $ 3,842        $   124        $     2        $ 3,964
     U.S. Treasury securities and obligations of
     U.S. Government and government agencies and
     authorities                                            1,580            149              1          1,728
     Obligations of states, municipalities and
     political subdivisions                                    78              8           --               86
     Debt securities issued by foreign governments            622             31              4            649
     All other corporate bonds                             11,787            459             17         12,229
     Other debt securities                                  2,761             88              7          2,842
     Redeemable preferred stock                                12              1           --               13
--------------------------------------------------------------------------------------------------------------
         Total Available For Sale                         $20,682        $   860        $    31        $21,511
--------------------------------------------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


The amortized cost and fair value of fixed maturities at December 31, 1998, by contractual maturity, are shown below. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

-----------------------------------------------------------------
($ in millions)                           AMORTIZED        FAIR
                                            COST          VALUE
-----------------------------------------------------------------
MATURITY:
     Due in one year or less              $ 1,296        $ 1,305
     Due after 1 year through 5 years       6,253          6,412
     Due after 5 years through 10 years     5,096          5,310
     Due after 10 years                     5,611          6,013
-----------------------------------------------------------------
                                           18,256         19,040
-----------------------------------------------------------------
     Mortgage-backed securities             4,717          4,853
-----------------------------------------------------------------
         Total Maturity                   $22,973        $23,893
-----------------------------------------------------------------

The Company makes investments in collateralized mortgage obligations (CMOs). CMOs typically have high credit quality, offer good liquidity, and provide a significant advantage in yield and total return compared to U.S. Treasury securities. The Company's investment strategy is to purchase CMO tranches which are protected against prepayment risk, including planned amortization class
(PAC) tranches. Prepayment protected tranches are preferred because they provide stable cash flows in a variety of interest rate scenarios. The Company does invest in other types of CMO tranches if a careful assessment indicates a favorable risk/return tradeoff. The Company does not purchase residual interests in CMOs.

At December 31, 1998 and 1997, the Company held CMOs classified as available for sale with a fair value of $3.4 billion and $2.1 billion, respectively. Approximately 54% and 72%, respectively, of the Company's CMO holdings are fully collateralized by GNMA, FNMA or FHLMC securities at December 31, 1998 and 1997. In addition, the Company held $1.4 billion and $1.9 billion of GNMA, FNMA or FHLMC mortgage-backed pass-through securities at December 31, 1998 and 1997, respectively. Virtually all of these securities are rated AAA.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     Equity Securities

     The cost and fair values of investments in equity securities were as follows:

------------------------------------------------------------------------------------------------
        EQUITY SECURITIES:                       GROSS UNREALIZED     GROSS UNREALIZED      FAIR
        ($ in millions)                  COST         GAINS               LOSSES           VALUE
------------------------------------------------------------------------------------------------
DECEMBER 31, 1998
     Common stocks                       $129         $ 44                $  3              $170
     Non-redeemable preferred stocks      345           10                   7               348
------------------------------------------------------------------------------------------------
         Total Equity Securities         $474         $ 54                $ 10              $518
------------------------------------------------------------------------------------------------

DECEMBER 31, 1997
     Common stocks                       $179         $ 34                $ 11              $202
     Non-redeemable preferred stocks      301           13                   4               310
------------------------------------------------------------------------------------------------
         Total Equity Securities         $480         $ 47                $ 15              $512
------------------------------------------------------------------------------------------------

     Proceeds from sales of equity securities were $212 million, $341 million and $479 million in 1998, 1997 and 1996, respectively. Gross gains of $30 million, $53 million and $64 million and gross losses of $24 million, $62 million and $11 million in 1998, 1997 and 1996, respectively, were realized on those sales.

     Mortgage Loans and Real Estate Held For Sale

     At December 31, 1998 and 1997, the Company's mortgage loan and real estate held for sale portfolios consisted of the following ($ in millions):

------------------------------------------------------------------------------------
                                                                  1998          1997
------------------------------------------------------------------------------------
Current Mortgage Loans                                          $2,370        $2,866
Underperforming Mortgage Loans                                     236             3
------------------------------------------------------------------------------------
     Total Mortgage Loans                                        2,606         2,869
------------------------------------------------------------------------------------

Real Estate Held For Sale - Foreclosed                             112           117
Real Estate Held For Sale - Investment                              31            17
------------------------------------------------------------------------------------
     Total Real Estate                                             143           134
------------------------------------------------------------------------------------

     Total Mortgage Loans and Real Estate Held for Sale         $2,749        $3,003
====================================================================================

Underperforming mortgage loans include delinquent mortgage loans, loans in the process of foreclosure, foreclosed loans and loans modified at interest rates below market.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     Aggregate annual maturities on mortgage loans at December 31, 1998 are as follows:


-----------------------------------------------------------------------
YEAR ENDING DECEMBER 31,
($ in millions)
-----------------------------------------------------------------------
Past Maturity                                                    $  186
  1999                                                              188
  2000                                                              196
  2001                                                              260
  2002                                                              118
  2003                                                              206
Thereafter                                                        1,452
-----------------------------------------------------------------------
Total                                                            $2,606
=======================================================================

     Joint Venture

     In October 1997, the Company and Tishman Speyer Properties (Tishman), a worldwide real estate owner, developer and manager, formed a real estate joint venture with an initial equity commitment of $792 million. The Company and certain of its affiliates originally committed $420 million in real estate equity and $100 million in cash while Tishman originally committed $272 million in properties and cash. Both companies are serving as general partners for the venture and Tishman is primarily responsible for the venture's real estate acquisition and development efforts. The Company's carrying value of this investment was $252.4 million and $204.8 million at December 31, 1998 and 1997, respectively.

     Trading Securities

     Trading securities of the Company are held in a subsidiary that is a broker/dealer, Tribeca Investments L.L.C.

($ in millions)
-------------------------------------------------------------------------------------
TRADING SECURITIES OWNED                                          1998          1997
                                                                 ------        ------

Convertible bond arbitrage                                       $  754        $  370
Merger arbitrage                                                    427           352
Other                                                                 5            78
-------------------------------------------------------------------------------------
     Total                                                       $1,186        $  800
-------------------------------------------------------------------------------------

TRADING SECURITIES SOLD NOT YET PURCHASED

Convertible bond arbitrage                                       $  521        $  249
Merger arbitrage                                                    352           213
-------------------------------------------------------------------------------------
     Total                                                       $  873        $  462
-------------------------------------------------------------------------------------

     The Company's trading portfolio investments and related liabilities are normally held for periods less than six months. Therefore, expected future cash flows for these assets and liabilities are expected to be realized in less than one year.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     Concentrations

     At December 31, 1998 and 1997, the Company had no concentration of credit risk in a single investee exceeding 10% of consolidated shareholder's equity.

     The Company maintains a short-term investment pool for its insurance affiliates in which the Company also participates. See Note 9.

     Included in fixed maturities are below investment grade assets totaling $2.1 billion and $1.4 billion at December 31, 1998 and 1997, respectively. The Company defines its below investment grade assets as those securities rated "Ba1" or below by external rating agencies, or the equivalent by internal analysts when a public rating does not exist. Such assets include publicly traded below investment grade bonds and certain other privately issued bonds that are classified as below investment grade.

     The Company had concentrations of investments, primarily fixed maturities, in the following industries:

        -----------------------------------------------------------------------
        ($ in millions)                                   1998          1997
        -----------------------------------------------------------------------
        Banking                                          $2,131        $2,215
        Electric Utilities                                1,513         1,377
        Finance                                           1,346         1,556
        Asset-Backed Credit Cards                         1,013           778
        -----------------------------------------------------------------------

     Below investment grade assets included in the preceding table were not significant.

     At December 31, 1998 and 1997, concentrations of mortgage loans of $751 million and $794 million, respectively, were for properties located in highly populated areas in the state of California.

     Other mortgage loan investments are relatively evenly dispersed throughout the United States, with no significant holdings in any one state.

     Significant concentrations of mortgage loans by property type at December 31, 1998 and 1997 were as follows:

        ------------------------------------------------------------------------
        ($ in millions)                                    1998          1997
        ------------------------------------------------------------------------
        Office                                            $1,185        $1,382
        Agricultural                                         887           771

        ------------------------------------------------------------------------

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


     The Company monitors creditworthiness of counterparties to all financial instruments by using controls that include credit approvals, limits and other monitoring procedures. Collateral for fixed maturities often includes pledges of assets, including stock and other assets, guarantees and letters of credit. The Company's underwriting standards with respect to new mortgage loans generally require loan to value ratios of 75% or less at the time of mortgage origination.

     Non-Income Producing Investments

     Investments included in the consolidated balance sheets that were non-income producing for the preceding 12 months were insignificant.

     Restructured Investments

     The Company had mortgage loans and debt securities that were restructured at below market terms at December 31, 1998 and 1997. The balances of the restructured investments were insignificant. The new terms typically defer a portion of contract interest payments to varying future periods. The accrual of interest is suspended on all restructured assets, and interest income is reported only as payment is received. Gross interest income on restructured assets that would have been recorded in accordance with the original terms of such loans was insignificant in 1998 and in 1997. Interest on these assets, included in net investment income was insignificant in 1998 and 1997.


14.  DEPOSIT FUNDS AND RESERVES

     At December 31, 1998, the Company had $25.7 billion of life and annuity deposit funds and reserves. Of that total, $13.8 billion is not subject to discretionary withdrawal based on contract terms. The remaining $11.9 billion is for life and annuity products that are subject to discretionary withdrawal by the contractholder. Included in the amount that is subject to discretionary withdrawal is $2.4 billion of liabilities that are surrenderable with market value adjustments. Also included are an additional $5.1 billion of life insurance and individual annuity liabilities which are subject to discretionary withdrawals, and have an average surrender charge of 4.7%. In the payout phase, these funds are credited at significantly reduced interest rates. The remaining $4.4 billion of liabilities are surrenderable without charge. More than 14.2% of these relate to individual life products. These risks would have to be underwritten again if transferred to another carrier, which is considered a significant deterrent against withdrawal by long-term policyholders. Insurance liabilities that are surrendered or withdrawn are reduced by outstanding policy loans and related accrued interest prior to payout.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


15.  RECONCILIATION OF NET INCOME TO NET CASH PROVIDED BY OPERATING ACTIVITIES

     The following table reconciles net income to net cash provided by operating activities:

        --------------------------------------------------------------------------------------------------------------
        FOR THE YEAR ENDED DECEMBER 31,                                          1998           1997          1996
                                                                                 ----           ----          ----
        ($ in millions)
        --------------------------------------------------------------------------------------------------------------
        Net Income From Continuing Operations                                     $902          $839          $633
             Adjustments to reconcile net income to net cash provided by operating activities:
                 Realized gains                                                   (149)         (199)          (65)
                 Deferred federal income taxes                                      39            10            58
                 Amortization of deferred policy acquisition costs and
                 value of insurance in force                                       311           293           281
                 Additions to deferred policy acquisition costs                   (566)         (471)         (350)
                 Investment income accrued                                         (55)           14             2
                 Premium balances receivable                                         7             3            (6)
                 Insurance reserves and accrued expenses                           335           131            (1)
                 Other                                                              51           206           255
        --------------------------------------------------------------------------------------------------------------
                 Net cash provided by operating activities                         875           826           807
                 Net cash used in discontinued operations                            -             -          (350)
                 Net cash provided by operations                                  $875          $826          $457
        --------------------------------------------------------------------------------------------------------------


16.  NON-CASH INVESTING AND FINANCING ACTIVITIES

     Significant non-cash investing and financing activities include the transfer of Citigroup common stock to Citigroup preferred stock valued at $987 million in 1998 and the conversion of $119 million of real estate held for sale to other invested assets as a joint venture in 1997.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)

17. OPERATING SEGMENTS

The Company has two reportable business segments that are separately managed due to differences in products, services, marketing strategy and resource management. The business of each segment is maintained and reported through separate legal entities within the Company. The management groups of each segment report separately to the common ultimate parent, Citigroup Inc.

The TRAVELERS LIFE AND ANNUITY business segment consolidates primarily the business of Travelers Insurance Company and The Travelers Life and Annuity Company. The Travelers Life and Annuity business segment offers fixed and variable deferred annuities, payout annuities and term, universal and variable life and long-term care insurance to individuals and small businesses. It also provides group pension products, including guaranteed investment contracts and group annuities for employer-sponsored retirement and savings plans.

The PRIMERICA LIFE business segment consolidates primarily the business of Primerica Life Insurance Company and National Benefit Life Insurance Company. The Primerica Life business segment offers individual life products, primarily term insurance, to customers through a nationwide sales force of approximately 80,000 full and part-time licensed Personal Financial Analysts.

The accounting policies of the segments are the same as those described in the summary of significant accounting policies (see Note 1), except that management also includes receipts on long-duration contracts (universal life-type and investment contracts) as deposits along with premiums in measuring business volume.

BUSINESS SEGMENT INFORMATION:

-----------------------------------------------------------------------------------------------------------------
                                                          TRAVELERS LIFE AND   PRIMERICA LIFE
1998 ($ IN MILLIONS)                                            ANNUITY           INSURANCE          TOTAL
-----------------------------------------------------------------------------------------------------------------
Business Volume:
     Premiums                                                    $   683          $ 1,057          $ 1,740
     Deposits                                                      7,693             --              7,693
                                                                 -------          -------          -------
Total business volume                                            $ 8,376          $ 1,057          $ 9,433
Net investment income                                              1,965              220            2,185
Interest credited to contractholders                                 876               --              876
Amortization of deferred acquisition costs and value of
     insurance in force                                              115              196              311
Federal income taxes on Operating Income                             260              170              430
Operating Income (excludes realized gains or losses and
     the related FIT)                                            $   493          $   312          $   805
Segment Assets                                                   $49,646          $ 6,902          $56,548

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)


-----------------------------------------------------------------------------------------------------------------
                                                          TRAVELERS LIFE AND   PRIMERICA LIFE
1997 ($ IN MILLIONS)                                            ANNUITY           INSURANCE       TOTAL
-----------------------------------------------------------------------------------------------------------------
Business Volume
     Premiums                                                   $   548         $ 1,035         $ 1,583
     Deposits                                                     5,276            --             5,276
                                                                -------         -------         -------
Total business volume                                           $ 5,824         $ 1,035         $ 6,859
Net investment income                                             1,836             201           2,037
Interest credited to contractholders                                829              --             829
Amortization of deferred acquisition costs and value of
     insurance in force                                              96             197             293
Federal income taxes on Operating Income                            221             153             374
Operating Income (excludes realized gains or losses and
     the related FIT)                                           $   427         $   283         $   710
Segment Assets                                                  $42,330         $ 7,110         $49,440
-----------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------------------------------
                                                           TRAVELERS LIFE AND  PRIMERICA LIFE
1996 ($ IN MILLIONS)                                            ANNUITY          INSURANCE       TOTAL
-----------------------------------------------------------------------------------------------------------------
Business Volume:
     Premiums                                                   $   357         $ 1,030         $ 1,387
     Deposits                                                     3,502            --             3,502
                                                                -------         -------         -------
Total business volume                                           $ 3,859         $ 1,030         $ 4,889
Net investment income                                             1,775             175           1,950
Interest credited to contractholders                                863              --             863
Amortization of deferred acquisition costs and value of
     insurance in force                                              83             198             281
Federal income taxes on Operating Income                            189             130             319
Operating Income (excludes realized gains or losses and
     the related FIT)                                           $   356         $   235         $   591
Segment Assets                                                  $37,564         $ 5,409         $42,973
-----------------------------------------------------------------------------------------------------------------

The amount of investments in equity method investees and total expenditures for additions to long-lived assets other than financial instruments, long-term customer relationships of a financial institution, mortgage and other servicing rights, deferred policy acquisition costs, and deferred tax assets, were not material.

                THE TRAVELERS INSURANCE COMPANY AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                   (CONTINUED)



BUSINESS SEGMENT RECONCILIATION:
($ in millions)

REVENUES                                    1998          1997          1996
-------------------------------------------------------------------------------
Total business volume                      $ 9,433      $ 6,859       $ 4,889
Net investment income                        2,185        2,037         1,950
Realized investment gains                      149          199            65
Other revenues                                 440          354           284
Elimination of deposits                     (7,693)      (5,276)       (3,502)
-------------------------------------------------------------------------------
      Total revenues                       $ 4,514      $ 4,173       $ 3,686
===============================================================================

OPERATING INCOME                                 1998         1997         1996
--------------------------------------------------------------------------------
Total operating income of business segments      $805        $710         $591
Realized investment gains net of tax               97         129           42
--------------------------------------------------------------------------------
      Income from continuing operations          $902        $839         $633
================================================================================

ASSETS                                           1998         1997         1996
--------------------------------------------------------------------------------
Total assets of business segments               $56,548     $49,440      $42,973
================================================================================

REVENUE BY PRODUCTS                             1998        1997         1996
--------------------------------------------------------------------------------
Deferred Annuities                             $ 4,198     $ 3,303      $ 2,635
Group and Payout Annuities                       5,326       3,737        2,194
Individual Life & Health Insurance               2,270       2,102        1,956
Other (a)                                          413         307          403
Elimination of deposits                         (7,693)     (5,276)      (3,502)
--------------------------------------------------------------------------------
      Total Revenue                            $ 4,514     $ 4,173      $ 3,686
================================================================================

(a) Other represents revenue attributable to unallocated capital and run-off business.

The Company's revenue was derived almost entirely from U.S. domestic business. Revenue attributable to foreign countries was insignificant.

The Company had no transactions with a single customer representing 10% or more of its revenue.

                                    IN-VEST

             INDIVIDUAL VARIABLE UNIVERSAL LIFE INSURANCE CONTRACTS

                                   ISSUED BY

                        THE TRAVELERS INSURANCE COMPANY
                             HARTFORD, CONNECTICUT

L-11166                                                                May, 1999

                           UNDERTAKING TO FILE REPORTS


Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned Registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.


                              RULE 484 UNDERTAKING

Sections 33-770 et seq, inclusive of the Connecticut General Statutes ("C.G.S.") regarding indemnification of directors and officers of Connecticut corporations provides in general that Connecticut corporations shall indemnify their officers, directors and certain other defined individuals against judgments, fines, penalties, amounts paid in settlement and reasonable expenses actually incurred in connection with proceedings against the corporation. The corporation's obligation to provide such indemnification generally does not apply unless (1) the individual is wholly successful on the merits in the defense of any such proceeding; or (2) a determination is made (by persons specified in the statute) that the individual acted in good faith and in the best interests of the corporation and in all other cases, his conduct was at least not opposed to the best interests of the corporation, and in a criminal case he had no reasonable cause to believe his conduct was unlawful; or (3) the court, upon application by the individual, determines in view of all of the circumstances that such person is fairly and reasonably entitled to be indemnified, and then for such amount as the court shall determine. With respect to proceedings brought by or in the right of the corporation, the statute provides that the corporation shall indemnify its officers, directors and certain other defined individuals, against reasonable expenses actually incurred by them in connection with such proceedings, subject to certain limitations.

Citigroup Inc. also provides liability insurance for its directors and officers and the directors and officers of its subsidiaries, including the Registrant. This insurance provides for coverage against loss from claims made against directors and officers in their capacity as such, including, subject to certain exceptions, liabilities under the federal securities laws.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


               UNDERTAKING TO REPRESENT REASONABLENESS OF CHARGES

The Company hereby represents that the aggregate charges under the Policy of the Registrant described herein are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

                       CONTENTS OF REGISTRATION STATEMENT

This Registration Statement comprises the following papers and documents:

1.         The facing sheet.
2.a        The MarketLife Prospectus.
2.b        The In-Vest Prospectus.
3.         The undertaking to file reports.
4.         The signatures.

ATTACHMENTS:

A Consent of Katherine M. Sullivan, General Counsel, to filing of her opinion as an exhibit to this Registration Statement and to the reference to her opinion under the caption "Legal Proceedings and Opinion" in the Prospectus. (See Exhibit 12 below.)

B. Consent and Actuarial Opinion pertaining to the illustrations contained in the prospectus.

C.         Consent of KPMG LLP, Independent Certified Public Accountants.

D.         Powers of Attorney.  (See Exhibit 15 below.)

EXHIBITS

Copies of all exhibits which are required by Section IX, Paragraph A, of Form N-8B-2:

1.         Resolution of the Board of Directors of The Travelers Insurance
           Company authorizing the establishment of the Registrant.
           (Incorporated herein by reference to Exhibit No. 1 to Post-Effective
           Amendment No. 17 to the Registration Statement on Form S-6 filed
           April 29, 1996.)

3(a).      Distribution and Principal Underwriting Agreement among the
           Registrant, The Travelers Insurance Company and CFBDS, Inc.
           (Incorporated herein by reference to Exhibit 3(a) to Pre-Effective
           Amendment No. 1 to the Registration Statement on Form N-4, File No.
           333-60227, filed November 9, 1998.)

3(b). Selling Agreement. (Incorporated herein by reference to Exhibit 3(b) to Pre-Effective Amendment No. 1 to the Registration Statement on
           Form N-4, File No. 333-60227, filed November 9, 1998.)

3(c).      Agents Agreements, including schedule of sales commissions.
           (Incorporated herein by reference to Exhibit 3(c) to Post-Effective
           Amendment No. 18 to the Registration Statement on Form S-6 filed
           April 25, 1997.)

4.         None

5. Form of Variable Universal Life Insurance Contracts. (Incorporated herein by reference to Exhibit No. 5 to Post-Effective Amendment No.
           17 to the Registration Statement on Form S-6 filed April 29, 1996.)

6(a).      Charter of The Travelers Insurance Company, as amended on October 19,
           1994. (Incorporated herein by reference to Exhibit 3(a)(i) to the Registration Statement filed on Form S-2, File No. 33-58677, filed via Edgar on April 18, 1995.)

6(b).      By-Laws of The Travelers Insurance Company, as amended on October 20,
           1994. (Incorporated herein by reference to Exhibit 3(b)(i) to the Registration Statement filed on Form S-2, File No. 33-58677, filed via Edgar on April 18, 1995.)

7.         None

8.         Participation Agreements among Variable Insurance Products Fund,
           Fidelity Distributors Corporation and The Travelers Insurance
           Company; Variable Insurance Products Fund II, Fidelity Distributors
           Corporation and The Travelers Insurance Company; Templeton Variable
           Products Series Fund, Templeton Funds Distributor, Inc. and The
           Travelers Insurance Company; and between The Travelers Insurance
           Company and Dreyfus Stock Index Fund. (Incorporated herein by reference to Exhibits 8(a), 8(b), 8(c) and 8(d), respectively to Post-Effective Amendment No. 29 to the Registration Statement on Form
           N-4, File No. 2-79529 filed on April 19, 1996.)

9.         None

10.        Form of Application for Variable Universal Life Insurance Contracts.
           (Incorporated herein by reference to Exhibit 10 to Post-Effective
           Amendment No. 19 to the Registration Statement on Form S-6 filed
           April 24, 1998.)

11.        Specimen of each security being registered. (See Exhibit 5. above.)

12. Opinion of counsel as to the legality of the securities being registered. (Incorporated herein by reference to Exhibit 12 to Post-Effective Amendment No. 19 to the Registration Statement on Form
           S-6 filed April 24, 1998.)

13. Actuarial Memorandum Concerning Transfer and Redemption Procedures, as required by Rule 6e-3(T)(b)(12)(ii). (Incorporated herein by reference to Exhibit 13 to Post-Effective Amendment No. 17 to the
           Registration Statement on Form S-6 filed April 29, 1996.)

15(a). Powers of Attorney authorizing Jay S. Fishman or Ernest J. Wright as signatory for Robert I. Lipp, Charles O. Prince, III, Marc P. Weill,
           Irwin R. Ettinger, Michael A. Carpenter and Donald T. DeCarlo.
           (Incorporated herein by reference to Exhibit 15(a) to Post-Effective
           Amendment No. 15 to the Registration Statement on Form S-6, filed
           April 28, 1995.)

15(b). Power of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for Michael A. Carpenter, Jay S. Benet, George C.
           Kokulis, Ian R. Stuart and Katherine M. Sullivan. (Incorporated herein by reference to Exhibit 15(b) to Post-Effective No. 18 to the Registration Statement on Form S-6 filed April 25, 1997.)

15(c). Powers of Attorney authorizing Ernest J. Wright or Kathleen A. McGah as signatory for J. Eric Daniels and Jay S. Benet.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant, The Travelers Fund UL for Variable Life Insurance, certifies that it meets all of the requirements for effectiveness of this post-effective amendment to this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to this registration statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Hartford, State of Connecticut, on April 26, 1999.


                THE TRAVELERS FUND UL FOR VARIABLE LIFE INSURANCE
                                  (Registrant)

                         THE TRAVELERS INSURANCE COMPANY
                                   (Depositor)

                             By: *JAY S. BENET
                                 ----------------------------------------------
                                 Jay S. Benet
                                 Senior Vice President, Chief Financial Officer, Chief Accounting Officer and Controller


Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities indicated on the 26th day of April 1999.


*MICHAEL A. CARPENTER                                 Director, Chairman of the Board
----------------------------------
  (Michael A. Carpenter)

*J. ERIC DANIELS                                      Director, President and Chief Executive Officer
----------------------------------
  (J. Eric Daniels)

*JAY S. BENET                                         Director, Senior Vice President, Chief Financial
----------------------------------                    Officer, Chief Accounting Officer and Controller
  (Jay S. Benet)

*GEORGE C. KOKULIS                                    Director
----------------------------------
  (George C. Kokulis)

*ROBERT I. LIPP                                       Director
----------------------------------
  (Robert I. Lipp)

*KATHERINE M. SULLIVAN                                Director, Senior Vice President
----------------------------------                    and General Counsel
  (Katherine M. Sullivan)

*MARC P. WEILL                                        Director
----------------------------------
  (Marc P. Weill)



*By: /s/Ernest J. Wright, Attorney-in-Fact

EXHIBIT INDEX

ATTACHMENT or EXHIBIT                                                                                Method of Filing
---------------------                                                                                ----------------
ATTACHMENTS

B.                            Consent and Actuarial Opinion pertaining to the                        Electronically
                              illustrations contained in the prospectus.

C                             Consent of KPMG LLP, Independent Certified Public Accountants          Electronically

Exhibits

15(c).                        Powers of Attorney authorizing Ernest J. Wright or Kathleen A.         Electronically
                              McGah as signatory for J. Eric Daniels and Jay S. Benet.